UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DOLPHIN DIGITAL MEDIA, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☑	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Series B Convertible Preferred Stock, par value $0.10 per share, of Dolphin Digital Media, Inc.
Series C Convertible Preferred Stock, par value $0.001per share, of Dolphin Digital Media, Inc.

(2)	Aggregate number of securities to which transaction applies:

2,300,000 shares of Series B Convertible Preferred Stock (convertible into 43,700,000 shares of common stock)
1,000,000 shares of Series C Convertible Preferred Stock (convertible into 1,000,000 shares of common stock)

(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The underlying value of the transaction was determined based on the market value of shares of Dolphin Digital Media, Inc. and the number of shares Dolphin Digital Media, Inc. common stock to be issued in the transaction as follows: (A) $0.195, the average of the high and low price of Dolphin Digital Media, Inc. common stock as of December 17, 2015 as quoted on the OTC Markets Group, Inc. multiplied by (B) (x) 43,700,000, the number of shares of Dolphin Digital Media, Inc. common stock issuable upon conversion of the 2,300,000 shares of Series B Convertible Preferred Stock plus (y) 1,000,000, the number of shares of Dolphin Digital Media, Inc. common stock issuable upon conversion of the 1,000,000 shares of Series C Convertible Preferred Stock

(4)	Proposed maximum aggregate value of transaction: $8,716,500

(5)	Total fee paid: $1,743.30

☐	Fee paid previously with Preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.

(3)	Filing Party:

(4)	Date Filed:

DOLPHIN DIGITAL MEDIA, INC.
2151 Le Jeune Road, Suite 150-Mezzanine
Coral Gables, Florida 33134
_________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
_________________________

[•]

Dear Shareholder:

It is my pleasure to invite you to attend the annual meeting of the shareholders of Dolphin Digital Media, Inc. (the “Annual Meeting”).  The meeting will be held on [•], at [•] a.m. local time at the offices of Greenberg Traurig, located at Greenberg Traurig, P.A., 333 S.E. 2nd Avenue, Suite 4400, Miami, FL 33131.  At the meeting, you will be asked to:

1.
Approve the Agreement and Plan of Merger, dated as of October 14, 2015, by and among Dolphin Digital Media, Inc., DDM Merger Sub, Inc., Dolphin Films, Inc. and Dolphin Entertainment, Inc. (the “Merger Agreement”), including the issuance of 2,300,000 shares of Series B Convertible Preferred Stock and 1,000,000 shares of Series C Convertible Preferred Stock as consideration for the Merger.

2.
Approve an amendment to our Articles of Incorporation to create the Series C Convertible Preferred Stock and to increase the number of authorized shares of common stock of the Company from 200,000,000 to 400,000,000 shares.

3.	Elect five directors to hold office until the 2016 Annual Meeting of the Shareholders or until their successors are elected and qualified.

4.	Ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the 2015 fiscal year.

5.	Approve, on a non-binding advisory basis, the compensation paid to our named executive officers.

6.	Approve, on a non-binding advisory basis, the frequency of the shareholder vote on the compensation of our named executive officers (every three, two or one year).

7.	Transact such other business as may properly come before the Annual Meeting.

Only shareholders of record as of the close of business on [•] may vote at the Annual Meeting.  In order for the merger to be completed, the holders of at least a majority of the shares of common stock of Dolphin Digital Media, Inc. outstanding and entitled to vote must vote in favor of approval of the Merger Agreement.  The proxy statement provides a detailed description of the merger, the Merger Agreement and related matters.  We urge you to read the proxy statement, including any documents incorporated in the proxy statement by reference, and its annexes carefully and in their entirety.

It is important that your shares be represented at the Annual Meeting, regardless of the number you may hold.  Whether or not you plan to attend, please vote using the Internet, by telephone, by fax or by mail, in each case by following the instructions in our proxy statement.  This will not prevent you from voting your shares in person if you are present.

A full set of proxy materials has been provided to you, including the proxy statement, a copy of our annual report and a form of proxy.

I look forward to seeing you on [•].

Sincerely, /s/ William O’Dowd, IV WILLIAM O’DOWD, IV Chief Executive Officer

This proxy statement, including the form of proxy, was first mailed to shareholders on or about [•].

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE ANNUAL MEETING	4
SUMMARY	10
Parties to the Merger	10
The Merger and the Merger Agreement	10
The Merger Consideration	10
Role and Recommendation of the Special Committee	11
Recommendation of the Board of Directors and its Reasons for the Merger	11
Financial Analyses of the Financial Advisor to the Special Committee	11
Interests of Certain Persons in the Merger	11
Shares Held by Directors and Executive Officers	12
The Annual Meeting	12
Vote Required to Approve the Merger Agreement	12
Ownership of the Company After the Merger	12
Conditions to the Merger	13
Go-Shop; Acquisition Proposals; Change in Recommendation	13
Termination of the Merger Agreement	14
Regulatory Approvals	14
Appraisal Rights	14
Accounting Treatment of the Merger	14
Risk Factors	14
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS	15
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	21
RISK FACTORS	22
PROPOSAL 1 – APPROVAL OF THE MERGER PROPOSAL	32
THE MERGER	33
General	33
The Merger Consideration	33
Background of the Merger	34
Financial Analyses of the Financial Advisor to the Special Committee	37
Role and Recommendation of the Special Committee	38
Recommendation of the Board of Directors and its Reasons for the Merger	39
Interests of Certain Persons in the Merger	40
No “Golden Parachute” Compensation	41
Closing and Effective Time of the Merger	41
Regulatory Approvals	41
Transaction in Connection with the Merger	41
Ownership of the Company After the Merger	41
Appraisal Rights	42
Accounting Treatment of the Merger	42

THE MERGER AGREEMENT	43
Explanatory Note Regarding the Merger Agreement	43
Structure and Effective Time	43
Merger Consideration	44
Directors and Officers	44
Representations and Warranties	44
Conduct of Business Pending the Closing	46
Shareholder Meeting; Preparation of Proxy Statement	47
Go-Shop; Acquisition Proposals; Change in Recommendation	47
Survival and Indemnification	48
Access to Information	49
Conditions to the Merger	49
Termination of the Merger Agreement	50
Transaction Expenses; No Termination Fees	51
Amendment; Extension; Waiver	51
Assignment	52
Governing Law	52
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF DOLPHIN FILMS, INC.	53
PROPOSAL 2 – APPROVAL OF THE CREATION OF SERIES C CONVERTIBLE PREFERRED STOK AND an INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMPANY COMMON STOCK FROM 200,000,000 TO 400,000,000	61
PROPOSAL 3 – ELECTION OF DIRECTORS	63
CORPORATE GOVERNANCE	65
Controlled Company	65
Board Leadership Structure and Role in Risk Oversight	65
Board Meetings	65
Director Independence	65
Board Committees	66
Code of Ethics	66
Certain Relationships and Related Transactions	66
Director Compensation	67
Involvement in Certain Legal Proceedings	67
Arrangements	67
EXECUTIVE COMPENSATION	68
PROPOSAL 4 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	71
Audit Committee Report	72
PROPOSAL 5 – ADVISORY VOTE ON EXECUTIVE COMPENSATION	73
PROPOSAL 6 – ADVISORY VOTE ON FREQUENCY OF SHAREHOLDER VOTE ON EXECUTIVE COMPENSATION	74
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	75
OTHER MATTERS	76
Compliance with Section 16(a) of the Exchange Act	76
Shareholder Proposals for 2016 Annual Meeting of Shareholders	76

Transaction of Other Business	77
List of Shareholders Entitled To Vote at the Annual Meeting	77
Expenses Relating to this Proxy Solicitation	77
Communication with the Company’s Board of Directors	77
Available Information	78
Householding	78
INDEX TO COMBINED FINANCIAL STATEMENTS

ANNEXES

ANNEX A	Agreement and Plan of Merger by and among Dolphin Digital Media, Inc., DDM Merger Sub, Inc., Dolphin Films, Inc. and Dolphin Entertainment, Inc.

ANNEX B	Articles of Amendment to Articles of Incorporation of Dolphin Digital Media, Inc. designating Series C Convertible Preferred Stock.

ANNEX C	Articles of Amendment to Articles of Incorporation of Dolphin Digital Media, Inc. to increase the number of authorized shares of Common Stock of the Company.

DOLPHIN DIGITAL MEDIA, INC.
2151 Le Jeune Road, Suite 150-Mezzanine
Coral Gables, Florida 33134
_________________________

PROXY STATEMENT
_________________________

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE ANNUAL MEETING

The following are some questions that you, as a shareholder of the Company, may have regarding the merger and the Annual Meeting and brief answers to such questions.  We urge you to carefully read this entire proxy statement, the annexes to this proxy statement and the documents enclosed with, referred to or incorporated by reference in this proxy statement because the information in this section does not provide all the information that may be important to you as a shareholder of the Company with respect to the merger and the Annual Meeting.  Additional important information is also contained in the documents incorporated by reference into this proxy statement.  See “Available Information” beginning on page 79.

Q:           Why am I receiving this proxy statement?

A:           You are receiving this proxy statement in connection with our solicitation of proxies to be voted at the Annual Meeting and any adjournments or postponements thereof.  At the Annual Meeting you will have the opportunity to vote on the proposal to approve the Merger Agreement and other proposals.

Q:           What is the Merger Agreement and the Merger?

A:           On October 14, 2015, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) among the Company, DDM Merger Sub, Inc. (“Merger Subsidiary”), Dolphin Entertainment, Inc., (“Dolphin Entertainment”) and Dolphin Films, Inc. (“Dolphin Films”).  Merger Subsidiary is a wholly-owned subsidiary of the Company and Dolphin Films is a wholly-owned subsidiary of Dolphin Entertainment.  Pursuant to the Merger Agreement, Merger Subsidiary agreed to merge with and into Dolphin Films (the “Merger”) with Dolphin Films surviving the Merger.  As a result of the Merger, we will acquire Dolphin Films.

Q:           Why is the Company undertaking the Merger?

A:           The Board believes that the Merger is in the best interests of our shareholders because of the similar nature of our business and that of Dolphin Films and because of the synergy that we anticipate will result from the Merger.  You should be aware that our President, Chairman and Chief Executive Officer, Mr. William O’Dowd, is also the indirect owner of 100% of Dolphin Films equity interests.  The Board expects that the proposed Merger would simplify the current ownership structure of the affiliated entities, and focus the energies of Mr. O’Dowd on one combined company with a shared strategy.  The Board has determined that it is advisable, fair to and in the best interests of the Company and our shareholders, other than Mr. O’Dowd, to consummate the Merger and the other transactions contemplated by the Merger Agreement.  In making this determination, the Board considered the recommendation of the Special Committee (defined below) and various other factors described in the section titled “Recommendation of the Board of Directors and its Reasons for the Merger” beginning on page 40 of this proxy statement.

Q:           What was the role of the Special Committee in the Merger and what is its recommendation?

A:           The Special Committee of independent directors of the Board (the “Special Committee”) was appointed to evaluate and negotiate the Merger Agreement and related transactions with the assistance of independent legal counsel and a financial advisor.  After consideration, the Special Committee unanimously determined that the Merger Agreement is fair to, and in the best interests of, our shareholders, other than Mr. O’Dowd, and that it is advisable for us to enter into the Merger Agreement. The Special Committee recommended to the Board that the Board approve the Merger Agreement.  In making its determination, the Special Committee considered various factors described in the section titled “Role and Recommendation of the Special Committee” beginning on page 39 of this proxy statement.

Q:           What will be the impact of the Merger to my stock ownership in the Company?

A:           In the Merger, we will issue to Dolphin Entertainment 2,300,000 shares of Series B convertible preferred stock of the Company, par value $0.10 (the “Series B Convertible Preferred Stock”) and 1,000,000 shares of Series C convertible preferred stock of the Company, par value $0.001 (the “Series C Convertible Preferred Stock”).  Each share of Series B Convertible Preferred Stock is exercisable into nineteen shares of Common Stock and each share of Series C Convertible Preferred Stock is exercisable into one share of Common Stock.  As a result of these stock issuances, your ownership interest in the Company will be diluted, meaning that you will own a smaller percentage of the Company.  In addition, for a period of five years from the date of issuance, the Series C Convertible Preferred Stock will have certain anti-dilution protections.  Upon specified triggers, the number of shares of Common Stock into which Series C Convertible Preferred Stock held by Mr. O'Dowd (or any entity directly or indirectly controlled by Mr. O'Dowd) can be converted will be increased such that the total number of shares of Common Stock held by Mr. O'Dowd (or any entity directly or indirectly controlled by Mr. O'Dowd) (based on the number of shares of Common Stock held as of the date of issuance) will be preserved at the same percentage of shares of Common Stock outstanding currently held by such persons, which currently is approximately 53% of the shares of Common Stock outstanding.  Your ownership interest may be further diluted if there are any additional issuances of Common Stock as a result of these anti-dilution protections.  For a detailed discussion of the anti-dilution protections of the Series C Convertible Preferred Stock, please see the section titled “The Merger Consideration – Series C Convertible Preferred Stock” beginning on page 34 of this proxy statement.

Q:           Will the Merger affect my voting rights?

A:           Yes.  Holders of Series C Convertible Preferred Stock will have super voting rights of three votes per preferred share and will be also be entitled to vote together as a single class on all matters upon which Common Stock holders are entitled to vote.  Your voting rights will be diluted as a result of these super voting rights.  In addition, for a period of five years from the date of issuance, the Series C Convertible Preferred Stock will have certain anti-dilution protections.  These anti-dilution protections may cause an increase in the number of shares of Common Stock into which Series C Convertible Preferred Stock held by certain eligible persons can be converted which could further dilute your percentage of voting rights.

Q:           Why does the Company want to increase its number of authorized shares?

A.           As consideration for the Merger we plan to issue shares of Series B Convertible Preferred Stock and new shares of Series C Convertible Preferred Stock, all of which are exercisable into shares of Common Stock.  To ensure that a sufficient number of shares of Common Stock will be available for issuance by us in connection with the Merger, including as a result of anti-dilution protections, and for our future business needs, the Board has approved, subject to shareholder approval, the amendment of the Company’s Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance from 200,000,000 to 400,000,000.

Q:           Why does the Company want to create a new Series C Convertible Preferred Stock?

A.           The Company wants to create the new Series C Convertible Preferred Stock to issue as part of the consideration for the Merger.  The Series C Convertible Preferred Stock will have certain rights and obligations, including automatic conversion upon the occurrence of certain events and the right to conversion upon the Company satisfying an optional conversion threshold (defined on page 34).  This is intended to reduce the dilutive impact of the proposed merger on currently outstanding shares of Common Stock unless and until the Company achieves certain post-merger performance targets.  The Series C Convertible Preferred Stock will also have anti-dilution protections, super voting rights and the ability to vote as a class with the Common Stock on any matters on which the Common Stock is entitled to vote.  For a further description of the Series C Convertible Preferred Stock, please see the section titled “The Merger Consideration – Series C Convertible Preferred Stock” beginning on page 33 of this proxy statement.

Q:           When do you expect the Merger to be completed?

A:           We hope to complete the Merger in the first quarter of 2016.

Q:           What am I being asked to vote on and what is the Board’s recommendation?

A:           You will be asked to vote on the following six proposals at the Annual Meeting.  Our Board recommendation for each of these proposals is set forth below.

Proposal	Board Recommendation
1. Approve the Merger Agreement (the “Merger Proposal”), including the issuance of preferred shares as consideration for the Merger.	FOR
2. Approve an amendment to our Articles of Incorporation to create the Series C Convertible Preferred Stock and to increase the number of authorized shares of Common Stock.	FOR
3. Elect five directors.	FOR each director nominee
4. Ratify the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the 2015 fiscal year.	FOR
5. Approve, on a non-binding advisory basis, the compensation paid to our named executive officers (the “say-on-pay” vote).	FOR
6. Approve, on a non-binding advisory basis, the frequency of the shareholder vote on the compensation of our named executive officers (every three, two or one year) (the “say-on-frequency” vote).	FOR every one year

We will also consider any other business properly brought before the Annual Meeting.

Q:           When and where will the Annual Meeting take place?

A:           The Annual Meeting will be held on [•] at [•] a.m., local time, at the offices of Greenberg Traurig, located at Greenberg Traurig, P.A., 333 S.E. 2nd Avenue, Suite 4400, Miami, FL 33131.

Q:           Who may vote at the Annual Meeting?

A:           Only holders of record of shares of our Common Stock at the close of business on [•] (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting.  On the Record Date, we had [•]shares of our Common Stock outstanding and entitled to be voted at the Annual Meeting.

Q:           How many votes do I have?

A:           You may cast one vote for each share of our Common Stock held by you as of the Record Date on all matters presented at the Annual Meeting.  Holders of the Company’s Common Stock do not possess cumulative voting rights.

Q:           How do I vote?

A:           If you are a shareholder of record as of the Record Date, there are five ways you can vote:

Method	Process for Voting
By Internet	You may vote over the Internet by going to www.iproxydirect.com/DPDM and entering your Control ID and following the instructions for voting.
By Telephone	You may vote by telephone by calling 1-866-752-VOTE (8683) and following the recorded instructions. If you vote by telephone, you will also need your Control ID referred to above.
By Fax	You may vote by fax by filling out the proxy card and faxing to 202-521-3464.
By Mail	You may vote by mail by filling out the proxy card and returning it in the enclosed envelope.
In Person	You may vote in person at the Annual Meeting.

If you are a beneficial owner of shares, you must follow the voting procedures of your nominee included with your proxy materials.  If your shares are held by a nominee and you intend to vote at the Annual Meeting, please bring with you evidence of your ownership as of the Record Date (such as a letter from your nominee confirming your ownership or a bank or brokerage firm account statement).

Q:           What is the difference between a shareholder of record and a beneficial owner?

A:           If your shares are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, you are considered the “shareholder of record” with respect to those shares.

If your shares are held by a brokerage firm, bank, trustee or other agent, which we refer to as a nominee, you are considered the “beneficial owner” of shares held in street name.  As the beneficial owner, you have the right to direct your nominee on how to vote your shares by following its instructions for voting by internet, telephone, fax or the voting instruction card included in the enclosed proxy materials.

Q:           What constitutes a quorum, and why is a quorum required?

A:           We are required to have a quorum of shareholders present to conduct business at the Annual Meeting.  The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote on the record date will constitute a quorum, permitting us to conduct the business of the Annual Meeting.  Proxies received but marked as “ABSTAIN” or “WITHHOLD”, if any, and broker non-votes (described below), if applicable, will be included in the calculation of the number of shares considered to be present at the Annual Meeting for quorum purposes.  If a quorum is not present, we will be required to reconvene the Annual Meeting at a later date.

Q:           How many votes are needed to approve each Proposal and what is the impact of abstentions?

Proposal	Votes Required for Approval	Impact of Abstentions
Proposal 1: Approval of the Merger Agreement	Majority of votes outstanding and entitled to be cast.	Same effect as a vote “AGAINST”
Proposal 2: Amendment of the Articles of Incorporation	Majority of votes cast.	No impact
Proposal 3: Election of five director nominees
Plurality of votes cast.
This means that the five nominees who receive the highest number of “FOR” Votes will be elected as the directors to serve until the next Annual Meeting of shareholders or until their successors are elected and qualified, even if those nominees do not receive a majority of the votes cast.
Withhold votes have no impact
Proposal 4: Ratification of auditors	Majority of votes cast.	No impact
Proposal 5: Say-on-pay vote	Majority of votes cast.	No impact
Proposal 6: Say-on-frequency vote	Greatest number of votes cast for whichever option (three, two or one year).	No impact

Q:           How are votes counted for the advisory proposals regarding say-on-pay (Proposal 5) and say-on-frequency (Proposal 6)?

A:           Proposals 5 and 6 are advisory votes which are mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act.  This means that while we ask shareholders to approve resolutions regarding say-on-pay and say-on-frequency, these are not actions that require shareholder approval.  Consequently, our Bylaw provisions regarding voting requirements do not apply to these two proposals.  We will report the results of the shareholder vote on these two proposals based on the number of shares cast.  If more shares vote “FOR” the say-on-pay proposal than vote “AGAINST,” we will consider that the proposal was approved.  For the say-on-frequency vote, we will consider that the shareholders have recommended whichever option (three, two or one year) that receives the greatest number of votes cast.

Q:           What is the effect of the advisory votes on Proposals 5 and 6?

A:           Although the advisory votes on Proposals 5 and 6 are non-binding, our Board will review the results of the votes and take them into account in making a determination concerning executive compensation and the frequency of such advisory votes.

Q:           What if I sign and return my proxy without making any selections?

A:           If you sign and return your proxy without making any selections, your shares will be voted “FOR” Proposals 1 through 5 and “EVERY 1 YEAR” for Proposal 6.

Q:           What happens if additional matters are presented at the Annual Meeting?

A:           Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting.  If you grant a proxy, the proxy holder, Mr. O’Dowd will not vote your shares on any additional matters presented for a vote at the Annual Meeting.

Q:           What if I am a beneficial shareholder and I do not give the nominee voting instructions?

A:           If you are a beneficial shareholder and your shares are held in the name of a broker, the broker has the authority to vote shares for which you do not provide voting instructions only with respect to certain “routine” matters.  A broker non-vote occurs when a nominee who holds shares for another does not vote on a particular matter because the nominee does not have discretionary voting authority for that matter and has not received instructions from the beneficial owner of the shares.  Broker non-votes are included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of determining the presence of a quorum.  The Proposals 1, 2, 3, 5 and 6 described in this proxy statement do not relate to “routine” matters.  As a result, a broker will only be able to vote your shares with respect to Proposal 4, “Ratification of Auditors”, absent your voting instructions.

Q:           Can I change my vote after I have delivered my proxy?

A:           Yes.  If you are a shareholder of record, you may revoke your proxy at any time before its exercise by:

●	Written notice to Mirta A. Negrini at Dolphin Digital Media, Inc., 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, FL 33134; or

●	Executing and delivering to Mirta A. Negrini a proxy with a later date (which may be done by internet, phone, fax, mail or attending the Annual Meeting and voting in person).

If you are a beneficial shareholder, you must contact your nominee to change your vote or obtain a proxy to vote your shares if you wish to cast your vote in person at the Annual Meeting.

Q:           What does it mean if I receive more than one proxy card?

A:           If you receive more than one proxy card, it means that you hold shares of the Company in more than one account.  To ensure that all your shares are voted, sign and return each proxy card.  Alternatively, if you vote by internet, telephone or fax, you will need to vote once for each proxy card you receive.

Q:           Who can attend the Annual Meeting?

A:           Only shareholders and our invited guests are invited to attend the Annual Meeting.  To gain admittance, you must bring a form of personal identification to the Annual Meeting, where your name will be verified against our shareholder list.  If a broker or nominee holds your shares and you plan to attend the Annual Meeting, you should bring a recent brokerage statement showing your ownership of the shares as of the Record Date or a letter from the broker or nominee confirming such ownership, and a form of personal identification.

Q:           If I plan to attend the Annual Meeting, should I still vote by proxy?

A:           Yes.  Casting your vote in advance does not affect your right to attend the Annual Meeting.

Q:           Where can I find voting results of the Annual Meeting?

A:           We will announce the results for the proposals voted upon at the Annual Meeting and publish final detailed voting results in a Form 8-K filed within four business days after the Annual Meeting.

Q:           Who should I call with other questions?

A:           If you have additional questions about this proxy statement or the Annual Meeting or would like additional copies of this proxy statement or the enclosures herein, please contact:  Dolphin Digital Media, Inc., 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, FL 33134, Attention:  Mirta A. Negrini, Telephone:  (305) 774-0407.

SUMMARY

This summary highlights selected information from this proxy statement.  It may not contain all of the information that is important to you.  You are urged to read carefully the entire proxy statement and the other documents referred to in this proxy statement in order to fully understand the Merger Agreement and the proposed Merger.  Each item in this summary refers to the page of this proxy statement on which that subject is discussed in more detail, where applicable.

Parties to the Merger (Page 32)

Dolphin Digital Media, Inc.

Dolphin Digital Media, Inc. (the “Company”), first incorporated in 1995, is a Florida corporation dedicated to the production of high-quality digital content.  A division of the Company produces original, high-quality digital programming for online consumption and is committed to delivering premium, best-in-class entertainment and securing premiere distribution partners to maximize audience reach and commercial advertising potential.  The Company has also partnered with nonprofit and philanthropic organizations to develop online kids clubs.  The Company’s principal executive offices are located at 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, FL 33134 and its telephone number is (305) 774-0407.  For the Company’s website, please visit: www.dolphindigitalmedia.com.

DDM Merger Sub, Inc.

DDM Merger Sub, Inc. (“Merger Subsidiary”), incorporated in 2015, is a Florida corporation and a wholly-owned subsidiary of the Company.  Merger Subsidiary was formed by the Company in anticipation of the Merger.  Merger Subsidiary has engaged in no business except for activities incidental to its formation and as contemplated by the Merger Agreement.  Merger Subsidiary’s principal executive offices are located at 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, FL 33134 and its telephone number is (305) 774-0407.

Dolphin Entertainment, Inc.

Dolphin Entertainment, Inc. (“Dolphin Entertainment”), incorporated in 1996, is a Florida corporation, whose founder and president is Mr. O’Dowd who is also President, Chairman and Chief Executive Officer of the Company.  Dolphin Entertainment is an entertainment company specializing in children’s and young adult’s live-action programming.  Dolphin Entertainment’s principal executive offices are located at 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, FL 33134 and its telephone number is (305) 774-0407.

Dolphin Films, Inc.

Dolphin Films, Inc., (“Dolphin Films”), incorporated in 2013, is a Florida corporation and a direct wholly-owned subsidiary of Dolphin Entertainment.  Dolphin Films produces motion pictures for theatrical release, with a focus on family films.  Its motion picture studio focuses on storytelling on a global scale for young audiences.  Dolphin Film’s principal executive offices are located at 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, FL 33134 and its telephone number is (305) 774-0407.

The Merger and the Merger Agreement (Pages 33 and 43)

Pursuant to the Merger Agreement, Merger Subsidiary will merge with and into Dolphin Films (the “Merger”) with Dolphin Films surviving the Merger.  As a result of the Merger, the Company will acquire Dolphin Films.  The terms and conditions of the Merger are contained in the Merger Agreement, a copy of which is attached to this proxy statement as Annex A.  We encourage you to read the Merger Agreement carefully and in its entirety, as it is the legal document that governs the Merger.

The Merger Consideration (Page 33)

The Company does not intend to make any cash payments or enter into any debt financing in connection with the Merger.  At the effective time of the Merger, each outstanding share of common stock, par value $0.01, of Dolphin Films will be converted into the right to receive 2,300,000 shares of Series B Convertible Preferred Stock and 1,000,000 shares of Series C Convertible Preferred Stock (the “Merger Consideration”). The preferred shares constituting the Merger Consideration will be issued in reliance upon the exemption from registration requirements in Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). For a further description of the preferred shares to be issued as consideration for the Merger, please see the section titled “The Merger Consideration” beginning on page 34 of this proxy statement.

Role and Recommendation of the Special Committee (Page 38)

The Special Committee was appointed to evaluate and negotiate the Merger Agreement and related transactions with the assistance of its independent legal and financial advisors.  After such evaluation and negotiation, as well as consideration of the Financial Analyses provided by its financial advisor, the Special Committee unanimously determined that the Merger Agreement is fair to and in the best interests of the shareholders of the Company, other than Mr. O’Dowd, and that it is advisable for the Company to enter into the Merger Agreement.  The Special Committee recommended to the Board that the Board approve the Merger Agreement.  In making this determination, the Special Committee considered various factors described in the section titled “Role and Recommendation of the Special Committee” beginning on page 39 of this proxy statement.

Recommendation of the Board of Directors and its Reasons for the Merger (Page 39)

The Board believes that the Merger is in the best interests of our shareholders because of the complementary nature of our business and that of Dolphin Films and because of the synergy that we anticipate will result from the Merger.  The Board also expects that the proposed Merger would simplify the current ownership structure of the affiliated entities, and focus the energies of Mr. O’Dowd on one combined company with a shared strategy.  The Board, other than Mr. O’Dowd, has determined that it is advisable, fair to and in the best interests of the Company and its shareholders, other than Mr. O’Dowd, to consummate the Merger and the other transactions contemplated by the Merger Agreement, and recommends that shareholders vote “FOR” the proposal to adopt and approve the Merger Agreement.  In making this determination, the Board considered various factors described in the section titled “Recommendation of the Board of Directors and its Reasons for the Merger” beginning on page 40 of this proxy statement.

Financial Analyses of the Financial Advisor to the Special Committee (Page 37)

In connection with considering the Merger, the Special Committee engaged a recognized financial advisor  with experience in forecasting and valuing entertainment and media assets and businesses (the “Financial Advisor”) to develop various analyses associated with financial forecasts prepared by Dolphin Films’ management (the “Financial Analyses”) that were provided to the Special Committee on October 6, 2015.     Such Financial Analyses portrayed various valuation indications based upon forecasts and without making any determination as to the ability of Dolphin Films’ management to achieve such forecasts, and which valuation portrayals did not and do not constitute a formal financial opinion of the Financial Advisor.  The Financial Analyses constituted summary level hypothetical portrayals based upon the hypothetical achievability of Dolphin Films’ management’s financial forecasts.

The Financial Analyses were intended solely for the information of the Special Committee and the Board in connection with their consideration of the proposed Merger and may not be relied upon by any other person for any other purpose without the Financial Advisor’s prior written consent.  Further, the Financial Advisor’s Financial Analyses do not constitute a recommendation to any shareholder as to how such shareholder should vote with respect to the Merger or any other matter.  The Financial Advisor’s Financial Analyses will be made available for inspection and copying at the principal executive offices of the Company during its regular business hours by any interested equity security holder of the company or representative who has been so designated in writing.  For a summary of the Financial Analyses, please see the section titled “Financial Analyses of the Financial Advisor to the Special Committee” beginning on page 39 of this proxy statement.

Interests of Certain Persons in the Merger (Page 40)

In considering the recommendation of the Board to approve the Merger Agreement, you should be aware that Mr. O’Dowd has interests in the Merger that are different from, or in addition to, those of the Company’s shareholders generally and that may create potential conflicts of interest.  Mr. O’Dowd is the President, Chairman and Chief Executive Officer of the Company and, as of [●], is the beneficial owner of approximately 54% of the outstanding Common Stock of the Company.  In addition, Mr. O’Dowd is the founder, president and sole shareholder of Dolphin Entertainment, which is the parent of Dolphin Films, the target company in the Merger.  As sole shareholder of Dolphin Entertainment, Mr. O’Dowd will indirectly own shares of Series B Convertible Preferred Stock and shares of Series C Convertible Preferred Stock issued as consideration for the Merger.  The Series C Convertible Preferred Stock will have super voting rights in the Company, will be entitled to vote together with the Common Stock holders as a single class on all matters on which they are entitled to vote and will have certain anti-dilution protections for a period of five years.  Upon conversion of all preferred shares constituting the Merger Consideration, Mr. O’Dowd could own approximately 70% of the outstanding shares of the Company’s common stock.

Shares Held by Directors and Executive Officers (Page 75)

As of the close of business on [•], our current directors and executive officers were deemed to beneficially own 44,225,369 shares of Common Stock, which represented 54% of the shares of Common Stock outstanding on that date.  Mr. O’Dowd beneficially owned 53.5% of the shares of outstanding Common Stock.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) as described under “Security Ownership of Certain Beneficial Owners and Management” on page 76 of this proxy statement.  Although none of them has entered into any agreement obligating them to do so, we currently expect that all of our directors and executive officers will vote their shares “FOR” Proposals 1 through 5 and “EVERY 1 YEAR” for Proposal 6 below.

The Annual Meeting

The Annual Meeting will be held on [•] at [•] a.m., local time, at the offices of Greenberg Traurig, located at Greenberg Traurig, P.A., 333 S.E. 2nd Avenue, Suite 4400, Miami, FL 33131.  The purposes of the Annual Meeting are as follows:

1.
to approve the Agreement and Plan of Merger, including the issuance of 2,300,000 shares of Series B Convertible Preferred Stock and 1,000,000 shares of Series C Convertible Preferred Stock as consideration for the Merger;

2.
to approve an amendment to our Articles of Incorporation to create the Series C Convertible Preferred Stock and to increase the number of authorized shares of Common Stock from 200,000,000 to 400,000,000;

3.	to elect five directors to hold office until the 2016 Annual Meeting of the Shareholders or until their successors are elected and qualified;

4.	to ratify the appointment of our auditors for the 2015 fiscal year;

5.	to approve, on a non-binding advisory basis, the say-on-pay proposal; and

6.	to approve, on a non-binding advisory basis, the say-on-frequency proposal.

Completion of the Merger is conditioned on approval of the Merger Agreement and the creation of the Series C Convertible Preferred Stock by our shareholders.  Approval of the remaining proposals are not conditions to the obligation of either the Company or Dolphin Entertainment to complete the Merger.

Only holders of record of issued and outstanding shares of Company Common Stock as of the close of business on the Record Date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.  You may cast one vote for each share of Common Stock that you owned as of the Record Date.

Vote Required to Approve the Merger Agreement (Page 7)

To approve the Merger Agreement, we require the affirmative vote of the holders of at least a majority of all outstanding shares of Common Stock.  Shares not present, and shares present and not voted, whether by broker non-vote, abstention or otherwise, will have the same effect as votes cast “AGAINST” the proposal to approve the Merger Agreement.

Ownership of the Company After the Merger (Page 41)

It is expected that after the completion of the Merger, and assuming exercise of the Series B Convertible Preferred Stock and Series C Convertible Preferred Stock into shares of Common Stock, approximately 126,592,352 shares of Common Stock will be outstanding (not including the effects of any anti-dilution protections).  Of these Mr. O’Dowd, will beneficially own 88,543,434 or approximately 70% of the outstanding shares of Common Stock of the combined company.

Conditions to the Merger (Page 49)

Each party’s obligation to complete the Merger is subject to the satisfaction or waiver of various conditions, including the following:

•	approval of the Merger Agreement by the Company’s shareholders;

•
filing with the Secretary of State of the State of Florida the Certificates of Designation for each of the Series B Convertible Preferred Stock Certificate of Designation and Series C Convertible Preferred Stock;

•	exchange of all of the outstanding shares of Series A Convertible Preferred Stock for shares of Series B Convertible Preferred Stock;

•
the absence of any law, order, injunction, or other similar action that is in effect and makes illegal or otherwise prohibits the consummation of the Merger or other transactions contemplated thereby; and

•	the absence of any legal proceedings prohibiting, preventing, delaying or making illegal the consummation of the Merger or other transactions contemplated thereby.

The obligation of the Company and Merger Subsidiary to complete the Merger is subject to the satisfaction or waiver of certain additional conditions, including the following:

•	the accuracy of Dolphin Films’ and Dolphin Entertainment’s representations and warranties in the Merger Agreement to varying standards depending on the representation and warranty;

•	Dolphin Films’ and Dolphin Entertainment’s compliance with their covenants, agreements and obligations contained in the Merger Agreement in all material respects;

•	the Company’s satisfaction with the terms and conditions of the Merger Agreement and related documents;

•	the Company’s satisfaction with the results of its due diligence investigation of the acquired companies;

•	the non-occurrence of any material adverse effects of Dolphin Films since the date of the Merger Agreement; and

•	the delivery to the Company of an officer’s certificate from Dolphin Entertainment confirming that specified conditions have been satisfied.

The obligation of Dolphin Films and Dolphin Entertainment to complete the Merger is subject to the satisfaction or their waiver of certain additional conditions, including the following:

•	the accuracy of the representations and warranties of the Company to the extent required under the Merger Agreement;

•	the Company’s and Merger Subsidiary’s compliance with their covenants, agreements and obligations contained in the Merger Agreement in all material respects; and

•	the delivery to Dolphin Entertainment of an officer’s certificate from the Company and Merger Subsidiary confirming that specified conditions have been satisfied.

Go-Shop; Acquisition Proposals; Change in Recommendation (Page 47)

The Merger Agreement contains a “go-shop” provision, pursuant to which, during the period beginning on the date of the Merger Agreement and continuing until 11:59 p.m. (Eastern time) on the 30th calendar day thereafter (the “No-Shop Period Start Date”), the Company (acting through the Special Committee) and its representatives may initiate, solicit and encourage any acquisition proposals (defined on page 49) from third parties, provide nonpublic information to such third parties and participate in discussions and negotiations with such third parties regarding acquisition proposals.  No such proposals were received by the Company.

Beginning on the No-Shop Period Start Date, the Company is precluded from soliciting or facilitating, directly or indirectly, any proposals or engaging in any discussions regarding, a transaction proposal, except in the event that, prior to the shareholder vote on the Merger, the Board (acting through the Special Committee) determines in good faith with its independent financial and legal advisors that such transaction proposal constitutes, or would reasonably be expected to result in, a superior proposal.

The Board may change its recommendation or terminate the Merger Agreement to enter into an agreement with respect to a superior proposal (defined on page 49) prior to the shareholder vote if the Board (acting through the Special Committee) determines in good faith, after consultation with its outside legal advisors, that failure to change its recommendation would be inconsistent with its fiduciary duties to shareholders under applicable law.

Termination of the Merger Agreement (Page 51)

•	The Merger Agreement can be terminated under certain circumstances, including:

•	by mutual written consent of the Company and Dolphin Films;

•	by either the Company or Dolphin Films, if:

o	the Merger has not been consummated on or before June 30, 2016;

o	a court of competent jurisdiction or governmental authority issues an order, decree or ruling permanently enjoining, restraining or otherwise prohibiting the Merger; or

•	by the Company, if:

o
Dolphin Films or Dolphin Entertainment breaches or fails to perform any of their representations, warranties, covenants or agreements in the Merger Agreement, and generally if such breach is not cured by Dolphin Films and/or Dolphin Entertainment after 30 days following receipt of notice thereof or cannot be cured;

•	by Dolphin Films or Dolphin Entertainment, if:

o
the Company or Merger Subsidiary breaches or fails to perform any of their representations, warranties, covenants or agreements in the Merger Agreement, and generally such breach is not cured by the Company and/or Merger Subsidiary after 30 days following receipt of notice thereof or cannot be cured; or

o	the Merger is not consummated within five business days after the conditions to the obligations of the Company and Merger Subsidiary to effect the Merger have been satisfied.

No termination fees are required by any party to the Merger Agreement in the event of termination of the Merger Agreement.

Regulatory Approvals (Page 41)

We have determined that the Merger does not require the filing of notification and report forms with the Antitrust Division of the U.S. Department of Justice, or the Federal Trade Commission under the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Appraisal Rights

Under Florida law, our shareholders are not entitled to appraisal rights in connection with the Merger.

Accounting Treatment of the Merger (Page 42)

The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America, which is referred to as GAAP.  The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America, which is referred to as GAAP.  The Merger will be accounted for as an acquisition of entities under common control.

Risk Factors (Page 22)

In evaluating the Merger Agreement and the Merger, you should carefully read this proxy statement and give special consideration to the factors discussed in the section entitled “Risk Factors” beginning on page 42 of this proxy statement.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Basis of Presentation

The unaudited pro forma combined financial statements reflect the combined financial statements after giving effect to the Merger.  The unaudited pro forma combined financial statements should be read in conjunction with Dolphin Digital Media Inc.’s historical audited financial statements and accompanying notes as of and for the year ended December 31, 2014 and 2013 and the interim unaudited condensed financial statements and accompanying notes as of and for the period ended September 30, 2015 and Dolphin Films, Inc.’s historical audited financial statements and accompanying notes as of and for the year ended December 31, 2014 and 2013 and the interim unaudited condensed financial statements and accompanying notes as of and for the period September 30, 2015.

The unaudited pro forma statements of operations give effect to the Merger as if it had been consummated on January 1, 2013, the beginning of the earliest period presented.  The unaudited pro forma combined balance sheet assumes the merger had been consummated on September 30, 2015.  The Merger will be accounted for as a transaction between entities of common control and as such the receiving entity will reflect the transferred assets and liabilities at the historical cost of the parent of the entities under common control.  The following unaudited pro forma combined financial statements include adjustments to eliminate any transactions between the parties to the merger.  These pro forma adjustments are preliminary and may be revised.  There can be no assurance that such revisions will not result in material changes.

The unaudited pro forma combined financial statements are provided for informational purposes only.  The pro forma information provided is not necessarily indicative of what the combined company’s financial position and results of operations would have actually been had the Merger been completed on the dates used to prepare these pro forma financial statements.  In addition, these unaudited pro forma combined financial statements do not purport to project the future financial position or results of operations of the merged companies.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

	As of September 30, 2015
	Dolphin Digital Media, Inc.	Dolphin Films, Inc.	Pro Forma Adjustments	Pro Forma
ASSETS
Current
Cash and cash equivalents	$633,108	$173,289		$806,397
Related party receivable	-	453,529		453,529
Prepaid Expenses	-	-		-
Receivables and other current assets	1,380,352	1,854,066		3,234,418
Total Current Assets	2,013,460	2,480,884		4,494,344

Capitalized production costs	958,773	15,171,389		16,130,162
Property and equipment	61,275	-		61,275
Deposits	41,291	355,778		397,069
Total Assets	$3,074,799	$18,008,051		$21,082,850

LIABILITIES
Current
Accounts payable	$257,124	$1,185,280		$1,442,404
Other current liabilities	2,726,411	314,965		3,041,376
Accrued compensation	1,937,500	-		1,937,500
Debt	5,145,000	-		5,145,000
Loan from related party, net	3,979,267	1,609,290		5,588,557
Deferred Revenue	-	1,418,368		1,418,368
Notes payable	300,000	-		300,000
Total Current Liabilities	14,345,302	4,527,903		18,873,205

Non Current
Debt	-	32,091,227		32,091,227
Total Non Current Liabilities	-	32,091,227		32,091,227

Total Liabilities	14,345,302	36,619,130		50,964,432

STOCKHOLDERS' DEFICIT
Common stock, $0.015 par value, 200,000,000 shares authorized, 81,892,352 issued and outstanding at September 30, 2015.	1,228,385	-		1,228,385
Common stock, $1.00 par value, 100 shares authorized, 100 issued and outstanding at September 30, 2015.		100	(100)	-
Preferred stock $0.001 par value, 10,000,000 shares authorized 1,042,753 shares issued and outstanding, liquidation preference of $1,042,753 at September 30, 2015.	1,043	-	(1,043)	-
Preferred stock, Series B. $0.10 par value, 4,000,000 shares authorized, 3,300,000 shares issued and outstanding at September 30, 2015.	-	-	330,000	330,000
Preferred stock, Series C. $0.001 par value, 1,000,000 shares authorized, 1,000,000 shares issued and outstanding at September 30, 2015.	-	-	1,000	1,000
Additional paid in capital	25,544,174	-	(329,857)	25,214,317
Accumulated deficit	(41,024,102)	(18,611,179)		(59,635,281)
Total Deficit	$(14,250,500)	$(18,611,079)		$(32,861,579)
Non-controlling interest	2,979,997	-		2,979,997
Total Stockholders' Deficit	$(11,270,503)	$(18,611,079)		$(29,881,582)
Total Liabilities and Stockholders' Deficit	$3,074,799	$18,008,051		$21,082,850

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	For the year ended December 31, 2013
	Dolphin Digital Media, Inc.	Dolphin Films, Inc.	Pro Forma Adjustments	Pro Forma
Revenues:
Production	$793,880	$914,473		$1,708,353
Service	1,500,000	–	1,500,000	–
Total Revenue:	2,293,880	914,473		$1,708,353
Expenses:
Direct costs	683,032	3,273,680		3,956,712
Impairment of capitalized production costs	–	2,638,363		2,638,363
General and administrative	2,393,940	78,148		2,472,088
Legal and professional	–	960,230		960,230
Management fee	–	1,500,000	(1,500,000)	–
Payroll	1,163,831	–		1,163,831
Loss before other income (expense)	(1,946,923)	(7,535,948)		(9,482,871)
Other Income (Expense):
Other Income	47,943	–		47,943
Interest expense	(562,670)	(558,952)		(1,121,622)
Net Loss	(2,461,650)	(8,094,900)		(10,556,550)
Net income attributable to noncontrolling interest	$–	$–		$–
Net loss attributable to Dolphin Films, Inc.	–	(8,094,900)		(8,094,900)
Net loss attributable to Dolphin Digital Media, Inc.	(2,461,650)	–		(2,461,650)
Net loss	$(2,461,650)	$(8,094,900)		$(10,556,550)
Basic and Diluted Loss per Share	$(0.03)			$(0.13)
Weighted average number of shares used in share calculation	81,892,352			81,892,352

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

	For the year ended December 31, 2014
	Dolphin Digital Media, Inc.	Dolphin Films, Inc.	Pro Forma Adjustments	Pro Forma
Revenues
Production	$51,192	$1,514,659		$1,565,851
Service	2,000,000	–	2,000,000	–
Membership	19,002	–		19,002
Total Revenue:	2,070,194	1,514,659		$1,584,853
Expenses
Direct costs	159,539	1,820,482		1,980,021
General and administrative	1,533,211	809,526		2,342,737
Legal and professional	–	2,555,974		2,555,974
Management fee	–	1,976,667	(1,976,667)	–
Payroll	1,630,369	–	(23,333)	1,607,036
Loss before other income (expense)	(1,252,925)	(5,647,990)		(6,900,915)
Other Income (Expense):
Other Income	40,000	–		40,000
Interest expense	(660,580)	(1,458,042)		(2,118,622)
Net Loss	(1,873,505)	(7,106,032)		(8,979,537)
Net income attributable to noncontrolling interest	$4,750	$–		$4,750
Net loss attributable to Dolphin Films, Inc.	–	(7,106,032)		(7,106,032)
Net loss attributable to Dolphin Digital Media, Inc.	(1,878,255)	–		(1,878,255)
Net loss	$(1,873,505)	$(7,106,032)		$(8,979,537)
Basic and Diluted Loss per Share	$(0.02)			$(0.11)
Weighted average number of shares used in share calculation	81,892,352			81,892,352

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	For the nine months ended September 30, 2015
	Dolphin Digital Media, Inc.	Dolphin Films, Inc.	Pro Forma Adjustments	Pro Forma

Revenues:
Production	$2,380,412	$33,584		$2,413,996
Service	-	-		-
Membership	61,011	-		61,011
Total Revenue:	2,441,423	33,584		2,475,007

Expenses:
Direct costs	1,334,311	500,946		1,835,257
General and administrative	1,869,195	215,941		2,085,136
Legal and professional	-	1,087,984		1,087,984
Payroll	1,028,836	-		1,028,836
Loss before other expenses	(1,790,919)	(1,771,287)		(3,562,206)

Other Expenses
Interest expense	(657,237)	(1,638,960)		(2,296,197)
Net loss	(2,448,156)	(3,410,247)		(5,858,403)

Net income attributable to noncontrolling interest	$15,253	$-		$15,253
Net loss attributable to Dolphin Films, Inc.	-	(3,410,247)		(3,410,247)
Net loss attributable to Dolphin Digital Media, Inc.	(2,463,409)	-		(2,463,409)
Net loss	$(2,448,156)	$(3,410,247)		$(5,858,403)

Basic and Diluted Loss per Share	$(0.03)			$(0.07)

Weighted average number of shares used in share calculation	81,892,352			81,892,352

NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The effective date of the merger is assumed to be January 1, 2013 for purposes of preparing the unaudited pro forma combined statements of operations and September 30, 2015 for purposes of preparing the unaudited pro forma balance sheet.

Pro Forma Adjustment

(a)
Service Revenue - Dolphin Digital Media, Inc. (“DDM”) entered into an agreement to provide certain services for Dolphin Films, Inc. (“DF”) effective April 1, 2013.  DDM provided DF with a development team to source new projects, production executives to develop scripts, approve budgets and hire and liaise with the production team on individual projects during the production and post-production phases, an accounting and finance team to provide accounting services and tax compliance, legal support and domestic and international sales and sales support.  DDM also provided office space in Los Angeles and Miami.  The initial term of the agreement was for a period from April 1, 2013 through December 31, 2014 for an annual fee of $2,000,000.  The agreement was not renewed as the projects contemplated by the agreement were completed.  The unaudited combined pro forma statement of operations for the years ended December 31, 2014 and 2013 reflect adjustments of $2,000,000 and $1,500,000, respectively, to reduce the service revenue related to this agreement.

(b)
Management Fee - Per the agreement discussed in (a) above, DF recorded an expense of $2,000,000.  During the year ended December 31, 2014, DF completed a feature film and $23,333 of payroll was capitalized.  As such, DF recorded $1,976,666 of management fee expense related to this agreement.  The unaudited combined pro forma statement of operations and comprehensive loss for the year ended December 31, 2014 reflects an adjustment of $1,976,666 to reduce management fee.  $1,500,000 of expense was recorded for a management fees for the period between April 1, 2013 and December 31, 2013.  This amount was adjusted in the unaudited pro forma statement of operations for the year ended December 31, 2013.

(c)
Payroll -  Per the discussion in (b) above, the payroll costs of $23,333 that were capitalized during the production of the feature film were presented as a reduction of the payroll costs of the combined companies.  The unaudited combined pro forma statement of operations and comprehensive loss for the year ended December 31, 2014 reflects an adjustment of $23,333 to reduce payroll expense.

(d)
Stockholders’ Deficit – The Company has entered into an agreement with its preferred shareholder, TSqured Partners, LLC to issue 1,000,000 Series B preferred shares, with a par value of $0.10, convertible 19:1 in exchange for the 1,042,753, $0.001 par value, convertible 4:1, currently held.  As part of the acquisition costs of the merger, Mr. O’Dowd will receive 2,300,000 Series B preferred shares and 1,000,000 Series C preferred shares.  As a result, the Company has recorded $330,000 for its Series B preferred shares, $1,000 for Series C preferred shares and debited $1,043 to eliminate the current preferred shares.  These entries were recorded against Additional paid in capital.

DDM and DF did not have any transactions that would have been eliminated had the merger been effective for the nine months ended September 30, 2015.  Furthermore, there were no duplicate transactional expenses identified that would be adjusted in these unaudited pro forma financial statements.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains and incorporates by reference certain statements relating to future events and our intentions, beliefs, estimates, expectations and predictions for the future.  Any such statements may be considered “forward-looking statements” that do not directly or exclusively relate to historical facts.  These statements include:  (i) the expected synergy and benefits arising from the Merger, including the anticipated result of simplifying the current ownership structure of the affiliated entities, and focusing the energies of Mr. O’Dowd on one combined company with a shared strategy, (ii) the timing of completion of the Merger, (iii) the expectation that Mr. O’Dowd will vote his controlling shares in favor of the Merger and (iv) our ability to consummate the Merger.  You can typically identify other forward-looking statements by the use of forward-looking words, such as “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” and other words of similar import.  You are cautioned that any forward-looking statements are not guarantees of future performance.  These statements are based on current expectations and assumptions that are subject to risks and uncertainties.  Actual results could differ materially from those anticipated as a result of various factors.

These risks and uncertainties include, but are not limited to factors and matters described or incorporated by reference in this proxy statement and the following factors:

1.	we may be unable to obtain shareholder approval as required for the Merger;

2.	other conditions to the closing of the Merger may not be satisfied;

3.	the Merger may involve unexpected costs, liabilities or delays;

4.	our business may suffer as a result of uncertainty surrounding the Merger;

5.	the outcome of any legal proceedings that may arise related to the Merger;

6.	we may be adversely affected by other economic, business, and/or competitive factors;

7.	the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;

8.	the effect of the announcement of the Merger on our business relationships, employees and operating results generally;

9.	the amount of any costs, fees, expenses, impairments and charges related to the Merger;

10.	the potential dilution of our shareholders’ ownership percentage as a result of the Merger;

11.	the potential dilution of earnings per share as a result of the Merger;

12.	risks that the Merger diverts management’s or employees’ attention from ongoing business operations; and

13.	other risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period or at all.

Additional factors that may affect our future results are set forth in filings we make with the SEC from time to time, including our annual report on Form 10-K for the year ended December 31, 2014 and quarterly reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015, and September 30, 2015 which are available on the SEC’s website at www.sec.gov.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.  Except as required by applicable law, we undertake no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

RISK FACTORS

In deciding whether to vote for the approval of the Merger Agreement, we urge you to carefully consider all of the information included or incorporated by reference in this proxy statement, which are listed in the section entitled “Available Information” beginning on page 79 of this proxy statement.  You should also read and consider the risks associated with each of the businesses of the Company and Dolphin Films because these risks will also affect the combined company.  The risks associated with the Company’s business can be found in our annual report on Form 10-K for the fiscal year ended December 31, 2014 (as amended by annual report on Form 10-K/A filed on May 26, 2015), which is incorporated by reference in this proxy statement.  In addition, we urge you to carefully consider the following material risks relating to the business of the Company, the business of Dolphin Films and the business of the combined company.

Risks Relating to the Merger

We may fail to realize all of the anticipated benefits of the Merger.

The success of the Merger will depend on, among other things, our ability to realize anticipated benefits and to combine the businesses of the Company and Dolphin Films in a manner that achieves synergy and a shared strategy but that does not materially disrupt the existing activities of the companies.  If we are not able to successfully achieve these objectives, the anticipated benefits of the Merger may not be realized fully, if at all, or may take longer to realize than expected.

Our CEO has interests in the Merger that may be different from your interests.

When considering the Board’s recommendation that you vote in favor of the Merger Proposal, you should be aware that our CEO, Mr. O’Dowd, has interests in the Merger that may be different from, or in addition to, your interests.  In particular, Mr. O’Dowd is the founder, president and sole shareholder of Dolphin Entertainment, which is the parent of Dolphin Films, the target company in this Merger, if the Merger is consummated.  As sole shareholder of Dolphin Entertainment, Mr. O’Dowd will beneficially own shares of Series B Convertible Preferred Stock and shares of Series C Convertible Preferred Stock issued as consideration for the Merger.  In addition, Mr. O’Dowd owns approximately 54% of the Company’s outstanding shares of Common Stock and, therefore, owns the controlling vote.  Given Mr. O’Dowd’s indirect ownership of the target company, a vote by Mr. O’Dowd in favor of the Merger may be in his own interests, which may be different from your interests.

Our shareholders’ ownership percentage after the Merger will be diluted.

In connection with the Merger, we will issue to Dolphin Entertainment 2,300,000 shares of Series B Convertible Preferred Stock and 1,000,000 shares of Series C Convertible Preferred Stock, each convertible into shares of Common Stock upon exercise of their respective conversion rights.  As a result of the stock issuances, your ownership interest in the Company will be diluted, meaning you would own a smaller percentage of the combined company.  If the combined company is unable to realize the strategic benefits currently anticipated to result from the Merger, then you will experience dilution of your economic interest without receiving a commensurate benefit.

The Series C Convertible Preferred Stock will have anti-dilution protections and super voting rights that may adversely affect our shareholders.

For a period of five years from the date of issuance, the Series C Convertible Preferred Stock will be subject to certain anti-dilution protections.  Upon specified triggers, the number of shares of Common Stock into which Series C Convertible Preferred Stock held by Mr. O'Dowd (or any entity directly or inderectly controlled by Mr. O'Dowd) (including Mr. O’Dowd) can be converted will be increased, such that the total number of shares of Common Stock held by Mr. O'Dowd (or any entity directly or indirectly controlled by Mr. O'Dowd) (based on the number of shares of Common Stock held as of the date of issuance) will be preserved at the same percentage of shares of Common Stock outstanding currently held by such persons, which currently is approximately 53% of the shares of Common Stock outstanding.  As a result, your ownership interests may be further diluted.

Holders of Series C Convertible Preferred Stock will also have super voting rights of three votes per preferred share and will be entitled to vote together as a single class on all matters upon which Common Stock holders are entitled to vote.  Your voting rights will be diluted as a result of these super voting rights.  In addition, anti-dilution protections may result in an increase in the number of shares of Common Stock into which Series C Convertible Preferred Stock held by certain eligible persons can be converted, which could further dilute your percentage of voting rights.

The Merger is subject to closing conditions that, if not satisfied or waived, will result in the Merger not being completed, which may adversely affect our business and results of operations.

The Merger is subject to closing conditions, including the approval of the Merger Agreement and the approval of the creation of the Series C Convertible Preferred Stock by our shareholders at the Annual Meeting, that, if not satisfied, will prevent the Merger from being completed.  To our knowledge, all of our directors and executive officers who are entitled to vote at the Annual Meeting intend to vote their shares of Common Stock in favor of the proposals, although such persons have not entered into agreements obligating them to do so.  If the Merger is not completed, our business and results of operations could be adversely affected by the costs incurred in pursuing the merger, and potential reputational harm.  In addition to the required approval of our shareholders, the Merger is subject to other conditions beyond our control that may prevent, delay or otherwise materially adversely affect its completion.  We cannot predict whether and when these other conditions will be satisfied.

If the Merger is not completed, we will have incurred substantial expenses without realizing the expected benefits of the Merger.

We have incurred and will incur substantial expenses in connection with the due diligence, negotiation and completion of the transactions contemplated by the Merger Agreement, including the costs incurred by the Special Committee for retaining legal and financial advisors, as well as the costs and expenses of preparing, filing, printing and mailing this proxy statement and all filing fees paid to the SEC in connection with the Merger.  If the Merger is not completed, we would have to recognize these expenses without realizing the expected benefits of the Merger.

The Financial Analyses obtained by us from the Financial Advisor will not reflect changes in circumstances subsequent to the date of the Financial Analyses.

The Financial Advisor, in connection with the Merger, delivered to the Special Committee a Financial Analyses dated as of October 6, 2015.  The Financial Analyses do not reflect changes that may occur or may have occurred after the date of the Financial Analyses, including changes to the operations and prospects of the Company, changes in general market and economic conditions or regulatory or other factors.  The Financial Analyses will not be updated as of the date of the mailing of the proxy statement.  Our results of operations may vary substantially from the forecast in the Financial Analyses.

The Financial Analyses are based on Dolphin Films’ management forecasts, are not an appraisal and may not be relied upon by our shareholders as an accurate reflection of the value of Dolphin Films.

The Financial Analyses delivered by the Financial Advisor to the Special Committee in connection with the Merger identifies a range of values for Dolphin Films based on forecasts of Dolphin Films’ future operating results prepared by Mr. O’Dowd and Dolphin Films’ management. As such, the Financial Analyses are not an appraisal of the fair market value of Dolphin Films such as would be negotiated at arms’ length between Dolphin Entertainment and an independent, knowledgeable buyer. In addition, the Financial Advisor was instructed to accept, and did accept, Dolphin Films’ forecasts of future operating results at face value, without any inquiry into the reasonableness of those forecasts and without making any determination as to the ability of Dolphin Films’ management to achieve such forecasts. The application of alternative information may materially and adversely alter the results of the Financial Analyses. Further, the Financial Analyses is for the exclusive use of the Special Committee and the Board and may not be relied upon by our shareholders or any other person for any purpose.

Risks Relating to the Company

Risks Related to our Business and Financial Condition

Our independent auditors have expressed substantial doubt about our ability to continue as a going concern.

For the years ended December 31, 2014 and 2013, our independent auditors issued an explanatory paragraph in their audit report expressing substantial doubt about our ability to continue as a going concern based upon our net loss and negative cash flows from operations for the years ended December 31, 2014 and 2013 and our levels of working capital as of December 31, 2014 and 2013.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.  Management is planning to raise any necessary additional funds through loans and additional sales of its common stock; however, there can be no assurance that we will be successful in raising any necessary additional capital.  If we are not successful in raising additional capital, we may not have enough financial resources to support our business and operations and as a result may not be able to continue as a going concern.

We have a history of operating losses and may continue to incur operating losses.

We have a history of operating losses and may be unable to generate sufficient revenue to achieve profitability in the future.  For the nine months ended September 30, 2015 and the fiscal year ended December 31, 2014, our operating losses were $2,448,156 and $1,873,505, respectively.  Our accumulated deficit as of September 30, 2015 was $41,024,102.  Furthermore, we do not anticipate having an operating profit in 2015.  Our ability to generate operating profit in the future will depend on our ability to successfully produce and commercialize multiple web series, as no single project is likely to generate sufficient revenue to cover our operating expenses.  If we are unable to generate an operating profit at some point, we will not be able to meet our debt service requirements or our working capital requirements.  As a result we may need to (i) issue additional equity, which could dilute the value of your share holdings, (ii) sell a portion or all of our assets, including any project rights which might have otherwise generated revenue, or (iii) cease operations.

We have substantial indebtedness which may adversely affect our cash flow and business operations.

We currently have a substantial amount of debt that we may be unable to extend, refinance or repay.  If we are unable to refinance or extend our debt, our assets may not be sufficient to repay such debt in full, and our available cash flow may not be adequate to maintain our current operations.  The following table sets forth our total principal amount of debt and stockholders’ equity as of December 31, 2014 and 2013.

	As of December 31,
	2014	2013
Total Current Liabilities	$10,285,083	$8,528,704
Total Stockholders' deficit	$(8,791,843)	$(6,908,837)

As of September 30, 2015, we had total current liabilities of $14.3 million relative to total stockholders’ deficit of $11.3 million.  In addition, on December 7, 2015, we issued a convertible note to an investor in the amount of $3.2 million.  The convertible note accrues interest at a rate of 10% per annum with a maturity date of December 7, 2016, which we can extend, at our option, by up to six months.  Our indebtedness could have important negative consequences to us, including:

●
our ability to obtain additional financing, if necessary, for working capital, capital expenditures, future digital productions or other purposes may be impaired or such financing may not be available on favorable terms or at all;

●	we may have to pay higher interest rates upon obtaining future financing, thereby reducing our cash flows; and
●
we may need a substantial portion of our cash flow from operations to make principal and interest payments on our indebtedness, reducing the funds that would otherwise be available for operations and future business opportunities.

Our ability to service our indebtedness will depend upon, among other things, our future financial and operating performance, which will be affected by prevailing economic conditions, the success of our digital productions and other factors contained in these Risk Factors, some of which are beyond our control. If our operating results are not sufficient to service our current or future indebtedness, we will be forced to take actions such as reducing or delaying digital movie productions, selling assets, restructuring or refinancing our indebtedness or seeking additional debt or equity capital or bankruptcy protection. We may not be able to affect any of these remedies on satisfactory terms or at all.  As a consequence of our substantial indebtedness, we may not be able to continue to operate as a going concern.

The agreement with our CEO from which we derived the majority of our revenues in 2013 and 2014 expired on December 31, 2014 and was not renewed.

For the years ended December 31, 2013 and 2014 the majority of our revenues were derived from production management and back office services to Dolphin Films, an entity directly owned by Mr. O’Dowd. This agreement ended on December 31, 2014 and was not renewed for 2015 as the specific projects for which our services were engaged were completed. For the nine months ended September 30, 2015, we generated only $2,441,423 in revenues. If we are unable to generate sufficient revenues from other sources, the loss of this related party transaction will continue to have a material negative impact on our cash flows from operating activities and could result in us significantly reducing our operations, selling additional equity to fund operations or ceasing operations. Our business requires a substantial investment of capital and failure to access sufficient capital while awaiting delayed revenues will have a material adverse effect on our results of operation.

The production, acquisition and distribution of a digital production require a significant amount of capital. A significant amount of time may elapse between our expenditure of funds and the receipt of revenues from our productions. We do not have a traditional credit facility with a financial institution on which to depend for our liquidity needs and a time lapse may require us to fund a significant portion of our capital requirements through related party transactions with our CEO or other financing sources. There can be no assurance that any additional financing resources will be available to us as and when required, or on terms that will be acceptable to us. Our inability to raise capital necessary to sustain our operations while awaiting delayed revenues would have a material adverse effect on our liquidity and results of operations.

We may be unable to recoup our investments in digital projects.

Similar to others in the entertainment industry, we purchase scripts and project ideas for which we have no current production plans and for which we have not identified a potential distributor. In 2011 and 2012, we purchased scripts for eleven digital projects related to a particular financing structure. We currently have nine projects that have not been developed with a total cost of $468,000. As of September 30, 2015, we have not identified a distributor or sufficient advertisers who are interested in the development and distribution of those digital projects. If we are unable to generate interest in the nine projects, then the costs incurred to purchase those scripts will be written off, which will adversely affect our results of operations.

Delays, cost overruns, cancellation or abandonment of the completion or release of our digital web series may have an adverse effect on our business.

There are substantial financial risks relating to production, completion and release of digital films or series.  Actual film costs may exceed their budgets and factors such as labor disputes, unavailability of a star performer, equipment shortages, disputes with production teams or adverse weather conditions may cause cost overruns and delay or hamper film completion.  We are typically responsible for paying all production costs in accordance with a budget and received a fixed producer’s fee for our services plus a portion of any project income, however to the extent that delays, failure to complete projects or cost overruns result in us not completing the film or series within budget, there may not be enough funds left to pay us our producer’s fee, to generate any project income or complete the project at all.  If this were to occur, it would significantly and adversely affect our revenue and results of operations.

We have identified material weaknesses in our internal controls over financial reporting and our ability to both timely and accurately report our financial results could be adversely affected.

In connection with the preparation of our financial statements for the years ended December 31, 2014 and 2013, we identified several material weaknesses in our internal controls over financial reporting.  A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis.  As of December 31, 2014, we concluded that our internal control over financial reporting was not effective due to the material weaknesses below.  As of September 30, 2015, we had not fully remediated these weaknesses:

•	Design deficiencies related to the entity level control environment, including risk assessment, information and communication and monitoring controls:

•	The Board of Directors does not maintain minutes of its meetings.
•	There is no documented fraud risk assessment or risk management oversight function.
•	There are no documented procedures related to financial reporting matters (both internal and external) to the appropriate parties.
•	There is no budget prepared and therefore monitoring controls are not designed effectively as current results cannot be compared to expectations.
•	There is no documented process to monitor and remediate deficiencies in internal controls.

•
Inadequate documented review and approval of certain aspects of the accounting process including the documented review of accounting reconciliations and journal entries that they considered to be a material weakness in internal control. Specifically:

•	There is no documented period end closing procedures, specifically the individuals that are responsible for preparation, review and approval of period end close functions.
•
Reconciliations are performed on all balance sheet accounts, including noncontrolling interest on at least a quarterly basis; however there is no documented review and approval by a member of management that is segregated from the period end financial reporting process.

•	There is no review and approval for the posting of journal entries.

•	• Inadequate segregation of duties within the accounting process, including the following:

•	One individual has the ability to add vendors to the master vendor file. This individual also has access to the Company checkbook that is maintained in a secured location.
•
One individual has sole access to our information technology system to initiate, process and record financial information. We have not developed any internal controls related to information technology systems including change management, physical security, access or program development.

While we have taken a number of remedial actions to address these material weaknesses, we cannot predict the outcome of our remediation efforts at this time.  Each of the material weaknesses described above could result in a misstatement of our accounts or disclosures that would result in a material misstatement of our annual or interim consolidated financial statements that would not be prevented or detected.  We cannot assure you that the measures we have taken to date, or any measures we may take in the future, will be sufficient to remediate the material weaknesses described above or avoid potential future material weaknesses.  If we are unable to report financial information timely and accurately or to maintain effective disclosure controls and procedures, our stock price could be negatively impacted and we could be subject to, among other things, regulatory or enforcement actions by the SEC.

We rely on third party relationships with online digital platforms for our advertising revenue and we may be unable to secure such relationships.

We anticipate entering into distribution agreements containing revenue share provisions with online digital platforms to distribute our digital productions.  Pursuant to these revenue share provisions, we will earn a portion of advertising revenues once our digital productions are distributed online.  If we fail to secure such relationships with online digital platforms, we will not be able to earn advertising revenues from our digital projects, which could have a material adverse effect on our liquidity and results of operations.

We may be unable to attract or retain advertisers, which could negatively impact our results of operation.

Typically, online digital platforms are responsible for securing advertisers and, as such, our ability to earn advertising revenues would depend on their success in doing so.  However, at times we have, and may continue to, proactively secure advertising commitments against anticipated web series.  Our ability to retain advertisers is contingent on our ability to successfully complete and deliver online projects which are commercially successful, which we may fail to do.  Advertising revenues could also be adversely impacted by factors outside our control such as failure of our digital productions to attract our target viewer audiences, lack of future demand for our digital productions, the inability of third party online digital platforms to deliver ads in an effective manner, competition for advertising revenue from existing competitors or new digital media companies, declines in advertising rates, adverse legal developments relating to online advertising, including legislative and regulatory developments and developments in litigation.  The existence of any of these factors could result in a decrease of our anticipated advertising revenues.

Our kids clubs depend on sponsorship donations to generate revenue.

We generate revenues from our online kids clubs through a portion of the sale of memberships to various donors.  Donors typically sponsor a school for $10,000 which entitles each child in the school to receive an annual online kids club membership and entitles the school to receive a Reading Oasis.  Receipt of sponsorship donations are unpredictable and depend on a number of factors such as our ability to successfully brand, market and implement the online kids clubs as well as local and international business and economic conditions.

Our CEO owns approximately 54% of our outstanding share capital, and his interests may be different from yours.

As of [•], our CEO, Mr. O’Dowd beneficially owned approximately 54% of our outstanding share capital.  Consequently, Mr. O’Dowd has substantial influence over our business, including election of directors, declaration of dividends and decisions regarding whether or not to issue stock and for what consideration, whether or not to sell all or substantially all of our assets and for what consideration and other significant corporate actions.  It is possible that Mr. O’Dowd may act in a manner that advances his best interests but may not be aligned with your interests or the best interests of the Company.

Risks Related to the Industry

We have and may in the future be adversely affected by union activity.

We retain the services of actors who are covered by collective bargaining agreements with Screen Actors Guild – American Federation of Television and Radio Artists (“SAG-AFTRA”) and we may also become signatories to certain guilds such as Directors Guild of America and Writers Guild of America in order to allow us to hire directors and talent for our productions. Collective bargaining agreements are industry-wide agreements, and we lack practical control over the negotiations and terms of these agreements. In addition, our digital projects fall within SAG-AFTRA’s definition of “new media”, which is an emerging category covered by its New Media and Interactive Media Agreements for actors. As such, our ability to retain actors is subject to uncertainties that arise from SAG-AFTRA’s administration of this relatively new category of collective bargaining agreements. Such uncertainties have resulted and may continue to result in delays in production of our digital projects.

In addition, if negotiations to renew expiring collective bargaining agreements are not successful or become unproductive, the union could take actions such as strikes, work slowdowns or work stoppages.  Strikes, work slowdowns or work stoppages or the possibility of such actions could result in delays in production of our digital projects.  We could also incur higher costs from such actions, new collective bargaining agreements or the renewal of collective bargaining agreements on less favorable terms.  Depending on their duration, union activity or labor disputes could have an adverse effect on our results of operations.

The popularity and commercial success of our digital productions are subject to numerous factors, over which we may have limited or no control.

The popularity and commercial success of our digital productions depends on many factors including, but not limited to, the key talent involved, the timing of release, the promotion and marketing of the digital production, the quality and acceptance of other competing programs released into the marketplace at or near the same time, the availability of alternative forms of entertainment, general economic conditions, the genre and specific subject matter of the digital production, its critical acclaim and the breadth, timing and format of its initial release.  We cannot predict the impact of such factors on any digital production, and many are factors that are beyond our control.  As a result of these factors and many others, our digital productions may not be as successful as we anticipate, and as a result, our results of operations may suffer.

We may be unable to consistently create and distribute filmed entertainment that meets the changing preferences of our consumers.

Changing consumer tastes affect our ability to predict which digital productions will be popular with web audiences.  As we invest in various digital projects, stars and directors, it is highly likely that at least some of the digital projects in which we invest will not appeal to our target audiences.  If we are unable to produce web content that appeals to our target audiences the costs of such digital productions could exceed revenues generated and anticipated profits may not be realized.  Our failure to realize anticipated profits could have a material adverse effect on our results of operations.

The creation of content for the entertainment industry is highly competitive and we will be competing with companies with much greater resources than we have.

The business in which we engage is highly competitive.  Our primary business operations are subject to competition from companies which, in many instances, have greater development, production, and distribution and capital resources than us.  We compete for the services of writers, producers, directors, actors and other artists to produce our digital content.  In addition, larger companies have a broader and more diverse selection of scripts than we do, which translates to a greater probability that they will be able to more closely fit the demands and interests of advertisers than we can.  Such competition for the industry’s talent and resources may have an effect on our ability to acquire and produce product.

Others may assert intellectual property infringement claims or liability claims for media content against us which may force us to incur substantial legal expenses.

There is a possibility that others may claim that our productions and production techniques misappropriate or infringe the intellectual property rights of third parties with respect to their previously developed digital web series, stories, characters, other entertainment or intellectual property.  In addition, as a distributor of media content, we may face potential liability for such claims as defamation, invasion of privacy, negligence or other claims based on the nature and content of the materials distributed.  If successfully asserted, our insurance may not be adequate to cover any of the foregoing claims.  Irrespective of the validity or the successful assertion of such claims, we could incur significant costs and diversion of resources in defending against them, which could have a material adverse effect on our operating results.

If we fail to protect our intellectual property and proprietary rights adequately, our business could be adversely affected.

Our ability to compete depends, in part, upon successful protection of our intellectual property.  We attempt to protect proprietary and intellectual property rights to our productions through available copyright and trademark laws and distribution arrangements with companies for limited durations.  Unauthorized parties may attempt to copy aspects of our intellectual property or to obtain and use property that we regard as proprietary.  We cannot assure you that our means of protecting our proprietary rights will be adequate.  In addition, the laws of some foreign countries do not protect our proprietary rights to as great an extent as the laws of the United States.  Intellectual property protections may also be unavailable, limited or difficult to enforce in some countries, which could make it easier for competitors to steal our intellectual property.  Our failure to protect adequately our intellectual property and proprietary rights could adversely affect our business and results of operations.

Our online activities are subject to a variety of laws and regulations relating to privacy and child protection, which, if violated, could subject us to an increased risk of litigation and regulatory actions.

In addition to our company websites and applications, we use third-party applications, websites, and social media platforms to promote our projects and engage consumers, as well as monitor and collect certain information about users of our online forums.  A variety of laws and regulations have been adopted in recent years aimed at protecting children using the internet such as the Children’s Online Privacy and Protection Act of 1998 (“COPPA”).  COPPA sets forth, among other things, a number of restrictions on what website operators can present to children under the age of 13 and what information can be collected from them.  There are also a variety of laws and regulations governing individual privacy and the protection and use of information collected from such individuals, particularly in relation to an individual’s personally identifiable information (e.g., credit card numbers).  Many foreign countries have adopted similar laws governing individual privacy, including safeguards which relate to the interaction with children.  If our online activities were to violate any applicable current or future laws and regulations, we could be subject to litigation and regulatory actions, including fines and other penalties.

Risks Relating to our Common Stock

Equity issuances in connection with the Merger, and any future equity issuances, could result in dilution of your investment and a decline in our stock price.

We intend to issue 2,300,000 shares of Series B Convertible Preferred Stock and 1,000,000 Series C Convertible Preferred Stock as consideration in the proposed Merger, in addition to granting to Eligible Series C Preferred Stock Holders certain anti-dilution protections.  Such issuance of preferred shares in the Merger and anti-dilution protections for the Series C Convertible Preferred Stock will dilute the equity interests of our existing shareholders, perhaps substantially, and may cause our stock price to decline.  In the future, we may need to raise additional capital, and may seek to do so by conducting one or more private placements of equity securities, selling additional securities in a registered public offering, or through a combination of one or more of such financing alternatives.  Any future issuances of additional securities would further dilute the equity interests of our shareholders and may negatively impact our stock price.

As an issuer of “penny stock,” the protection provided by the federal securities laws relating to forward-looking statements does not apply to us and as a result we could be subject to legal action which may be costly.

Although federal securities laws provide a safe harbor for forward-looking statements made by a public company that files reports under the federal securities laws, this safe harbor is not available to issuers of penny stocks.  As a result, for as long as we are a penny stock, we will not have the benefit of this safe harbor protection in the event of any legal action based upon a claim that the material provided by us contained a material misstatement of fact or was misleading in any material respect because of our failure to include any statements necessary to make the statements not misleading.

Our common stock is quoted only on the OTC Market, which may have an unfavorable impact on our stock price and liquidity.

Our common stock is quoted on the OTC Market.  The OTC Market is a significantly more limited market than the New York Stock Exchange or NASDAQ system.  The quotation of our shares on the OTC Market may result in an illiquid market available for existing and potential stockholders to trade shares of our common stock and depress the trading price of our Common Stock, and may have a long-term adverse impact on our ability to raise capital in the future.

Risks Relating to Dolphin Films

There is substantial doubt about Dolphin Films’ ability to continue as a going concern.

The accountants of Dolphin Films have expressed substantial doubt about its ability to continue as a going concern.  The ability to continue as a going concern is an issue raised as a result of its material operating losses, and its accumulated stockholders’ deficit of $18,611,179 as of September 30, 2015 and of $7,106,032 and $8,094,900 for the years ended December 31, 2014 and 2013, respectively.  Further, Dolphin Films had negative working capital of $2,047,019 for the nine months ended September 30, 2015 and of $19,535,020 and $10,150,845 for the years ended December 31, 2014 and 2013, respectively.  As a result, Dolphin Films does not have adequate capital to fund its obligations as they come due or to maintain or develop its operations.  Dolphin Films is dependent upon funding from private investors and the support of its sole shareholder, Dolphin Entertainment and Mr. O’Dowd.  Dolphin Films’ ability to continue as a going concern is subject to its ability to obtain necessary funding from outside sources, including obtaining additional funding from the sale of securities or obtaining loans from various financial institutions where possible.  If Dolphin Films does not obtain the necessary financing or participate in a successful business combination, it may not be able to continue as a going concern.

Dolphin Films has a history of operating losses and may continue to incur operating losses.

Dolphin Films has a history of operating losses and may be unable to generate sufficient revenue to achieve profitability in the future.  For the nine months ended September 30, 2015, its net loss was $3,410,247 and for the fiscal years ended December 31, 2014 and 2013, its net losses were $7,106,032 and $8,094,900, respectively.  Dolphin Films’ accumulated deficit at September 30, 2015 was $18,611,179.  Furthermore, Dolphin Films does not anticipate having an operating profit in 2015.  For the years ended December 31, 2014 and 2013, all of Dolphin Films production revenue was derived from a single movie production which Dolphin Films produced in 2013.  Dolphin Films’ ability to generate operating profit in the future will depend on its ability to successfully produce, release and distribute its motion pictures.  If Dolphin Films is unable to generate an operating profit at some point, it will not be able to meet its debt service requirements or working capital requirements.  As a result, Dolphin Films may need to sell a portion or all of its assets, including rights to scripts for projects, which might have otherwise generated revenue, or cease operations.

Dolphin Films has a substantial amount of indebtedness which may adversely affect its cash flow and business operations.

Dolphin Films currently has a substantial amount of debt that it may be unable to extend, refinance or repay.  If Dolphin Films is unable to refinance or extend its debt, its assets may not be sufficient to repay such debt in full, and its available cash flow may not be adequate to maintain its current operations.  As of September 30, 2015 and December 31, 2014, Dolphin Films had total liabilities of $36.6 million and $32.7 million, respectively.  Dolphin Films’ indebtedness could have important negative consequences, including:

●
Dolphin Films’ ability to obtain additional financing, if necessary, for working capital, capital expenditures, future movie productions or other purposes may be impaired or such financing may not be available on favorable terms or at all;

●	Dolphin Films may have to pay higher interest rates upon obtaining future financing, thereby reducing our cash flows; and
●
Dolphin Films may need a substantial portion of cash flow from operations to make principal and interest payments on its indebtedness, reducing the funds that would otherwise be available for operations and future business opportunities.

Dolphin Films’ ability to service its indebtedness will depend upon, among other things, its future financial and operating performance, which will be affected by prevailing economic conditions,  the success of its movie productions and other factors contained in these Risk Factors, some of which are beyond its control. If Dolphin Films’ operating results are not sufficient to service its current or future indebtedness, it will be forced to take actions such as reducing or delaying movie productions, selling assets, restructuring or refinancing its indebtedness or seeking additional debt or equity capital or bankruptcy protection. Dolphin Films may not be able to affect any of these remedies on satisfactory terms or at all.  As a consequence of its substantial indebtedness, Dolphin Films may not be able to continue to operate as a going concern.

The production and distribution of films requires significant amounts of capital, and Dolphin Films may not be able to obtain financing on favorable terms to meet such capital requirements.

The costs to develop, produce and distribute a film are substantial.  In 2014, for example, Dolphin Films capitalized production costs were $14,274,866.  Capitalized production costs include the unamortized costs of completed motion pictures produced by Dolphin Films and the costs of scripts for projects not yet developed or produced.  Dolphin Films funds its movie-related activities primarily through debt financing obtained from investors.  As of the date of this proxy statement, Dolphin Films is attempting to obtain financing for the prints and advertising costs to release one of its movies in 2016, from which it hopes to derive revenues.  It also has the rights to several scripts for which it hopes to obtain financing to produce and release.  Financing may not be available in sufficient amounts for Dolphin Films to continue to make substantial investments in the release of  its movies or the production of new motion pictures, or may be available only on terms that are disadvantageous to Dolphin Films, either of which could have a material adverse effect on its ability to generate revenues and on its business.

Dolphin Films relies on third party distributors to distribute its films and their failure to perform will negatively impact Dolphin Films’ ability to generate revenues.

Dolphin Films motion pictures are primarily distributed and marketed by third party distributors.  If any of these third party distributors fails to perform under their respective arrangements with Dolphin Films, such failure could negatively impact the success of the motion pictures that Dolphin Films produces and have a material adverse effect on Dolphin Films’ business reputation and ability to generate revenues.

The popularity and commercial success of Dolphin Films’ motion pictures are dependent on numerous factors, over which Dolphin Films may have limited or no control.

Revenues derived from the production and distribution of film and television programming depend primarily upon acceptance by the public, which is difficult to predict.  Each motion picture is an individual artistic work, and unpredictable audience reactions primarily determine commercial success.  Generally, the popularity of Dolphin Films’ motion pictures depends on many factors, including the critical acclaim they receive, the actors and other key talent, their genre and their specific subject matter.  The commercial success of Dolphin Films’ productions also depends upon the quality and acceptance of productions that its competitors release into the marketplace at or near the same time, the availability of alternative forms of entertainment and leisure activities, general economic conditions and other tangible and intangible factors, many of which Dolphin Films does not control and any of which may change.  Dolphin Films cannot predict the impact of such factors on any motion picture, and many are beyond its control.  As a result of these factors, some or all of Dolphin Films’ motion pictures may not gain popularity or be commercially successful, resulting in failure to recoup investments or realize profits.

Dolphin Films may not be able to compete with larger movie production companies, the majority of which have greater resources and experience than it does.

Dolphin Films is a very small and unproven entity as compared to its competitors.  As an independent producer, Dolphin Films competes with major U.S. and international studios.  Most of the major U.S. studios are part of large diversified corporate groups with a variety of other operations that can provide both the means of distributing their products and stable sources of earnings that may allow them better to offset fluctuations in the financial performance of their motion picture and other operations.  In addition, the major studios have more resources with which to compete for ideas, storylines and scripts created by third parties, as well as for actors, directors and other personnel required for production.  Such competition for the industry’s talent and resources may negatively affect Dolphin Films’ ability to acquire and produce product.

Dolphin Films may be subject to intellectual property infringement claims, which may force it to incur substantial legal expenses.

There is a possibility that others may claim that Dolphin Films’ productions and production techniques misappropriate or infringe the intellectual property rights of third parties with respect to their previously developed motion pictures, stories, characters, other entertainment or intellectual property.  In addition, as a distributor of media content, Dolphin Films may face potential liability for such claims as defamation, invasion of privacy, negligence or other claims based on the nature and content of the materials distributed.  Irrespective of the validity or the successful assertion of such claims, Dolphin Films could incur significant costs and diversion of resources in defending against them, which could have a material adverse effect on its operating results.

Dolphin Films may fail to protect its intellectual property and proprietary rights adequately, as a result of which its business could be adversely affected.

Dolphin Films’ ability to compete depends, in part, upon successful protection of its intellectual property.  Dolphin Films attempts to protect proprietary and intellectual property rights to its productions through available copyright and trademark laws and distribution arrangements with companies for limited durations. Unauthorized parties may attempt to copy aspects of Dolphin Films’ intellectual property or to obtain and use property that Dolphin Films regards as proprietary.  Dolphin Films cannot assure you that its means of protecting its proprietary rights will be adequate.  In addition, the laws of some foreign countries do not protect its proprietary rights to as great an extent as the laws of the United States.  Intellectual property protections may also be unavailable, limited or difficult to enforce in some countries, which could make it easier for competitors to steal Dolphin Films’ intellectual property. Dolphin Films’ failure to protect adequately our intellectual property and proprietary rights could adversely affect its business and results of operations.

Risks Relating to the Combined Company

There is substantial doubt as to the ability of the combined company to continue as a going concern.

For the years ended December 31, 2014 and 2013, the Company’s auditors have expressed substantial doubt about its ability to continue as a going concern based upon its net loss, negative cash flows and levels of working capital as of December 31, 2014 and 2013.  For the years ended December 31, 2014 and December 31, 2013, Dolphin Films’ accountants have also expressed substantial doubt about its ability to continue as a going concern due to factors including its net losses, accumulated deficit and negative working capital.  In both cases, these circumstances continue into 2015 as we continue to have a working capital deficit at September 30, 2015 and losses from operations during the nine months then ended. There is no assurance that the combined company will be able to achieve financial synergy and operate profitably or to raise sufficient capital for its operations and, as a result, the combined company may not be able to continue as a going concern.

The combined company will have substantial indebtedness which may adversely affect its cash flow and business operations.

We and Dolphin Films each currently have a substantial amount of debt, each as described in this Risk Factor section.  The combined company may be unable to extend, refinance or repay such combined debt.  If the combined company is unable to refinance or extend its debt, its assets may not be sufficient to repay such debt in full, and its available cash flow may not be adequate to maintain its current operations.  The indebtedness of the combined company could have important negative consequences, including:

●
Its ability to obtain additional financing, if necessary, for working capital, capital expenditures, future digital or movie productions or other purposes may be impaired or such financing may not be available on favorable terms or at all;

●	It may be required to pay higher interest rates upon obtaining future financing, thereby reducing its cash flows; and

●
Its use of a substantial portion of its cash flow from operations to make principal and interest payments on indebtedness, may reduce the funds that would otherwise be available for operations and future business opportunities.

The combined company’s ability to service its indebtedness will depend upon, among other things, its future financial and operating performance, which will be affected by prevailing economic conditions, the success of digital and movie productions and other factors contained in these Risk Factors, some of which will be beyond its control. If the combined company’s operating results are not sufficient to service its indebtedness, it will be forced to take actions such as reducing or delaying digital or movie productions, selling assets, restructuring or refinancing our indebtedness or seeking additional debt or equity capital or bankruptcy protection. The combined company may not be able to affect any of these remedies on satisfactory terms or at all.  As a consequence of such substantial indebtedness, the combined company may not be able to continue to operate as a going concern.

The combined company may be exposed to litigation, which could have an adverse effect on the combined company’s business and operations.

The combined company may be exposed to increased litigation from stockholders and other third parties due to the combination of the Company and Dolphin Films businesses following the Merger.  Such litigation may have an adverse impact on the combined company’s business and results of operation or may cause disruptions to the combined company’s operations.

The unaudited pro forma combined condensed consolidated financial statements, which we refer to as the pro forma financial statements, are presented for illustrative purposes only and may not be an indication of the combined company’s financial condition or results of operations following the Merger.

The pro forma financial statements contained in this proxy statement are presented for illustrative purposes only and may not be an indication of the combined company’s financial condition or results of operations following the Merger for several reasons.  For example, the pro forma financial statements have been derived from the historical financial statements of the Company and Dolphin Films, and certain adjustments and assumptions have been made regarding the combined company after giving effect to the Merger.  The information upon which these adjustments and assumptions have been made is preliminary, and such adjustments and assumptions are difficult to make with complete accuracy.

Moreover, the pro forma financial statements do not reflect all costs that are expected to be incurred by the combined company in connection with the Merger.  For example, the impact of any incremental costs incurred in integrating the companies is not reflected in the pro forma financial statements.  As a result, the actual financial condition and results of operations of the combined company following the Merger may differ significantly from these pro forma financial statements.  In addition, the assumptions used in preparing the pro forma financial statements may not prove to be accurate, and other factors may affect the combined company’s financial condition or results of operations following the Merger.  Any potential decline in the combined company’s financial condition or results of operations may cause significant variations in the stock price of the combined company.

PROPOSAL 1 – APPROVAL OF THE MERGER PROPOSAL

Parties to the Merger

Dolphin Digital Media, Inc.

Dolphin Digital Media, Inc. (the “Company”), first incorporated in 1995, is a Florida corporation dedicated to the production of high-quality digital content.  A division of the Company produces original, high-quality digital programming for online consumption and is committed to delivering premium, best-in-class entertainment and securing premiere distribution partners to maximize audience reach and commercial advertising potential.  The Company has also partnered with nonprofit and philanthropic organizations to develop online kids clubs. The Company’s principal executive offices are located at 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, FL 33134 and our telephone number is (305) 774-0407.  For the Company’s website, please visit: www.dolphindigitalmedia.com.

DDM Merger Sub, Inc.

DDM Merger Sub, Inc. (“Merger Subsidiary”), incorporated in 2015, is a Florida corporation and a wholly-owned subsidiary of the Company.  Merger Subsidiary was formed by the Company in anticipation of the Merger.  Merger Subsidiary has engaged in no business except for activities incidental to its formation and as contemplated by the Merger Agreement.  Merger Subsidiary’s principal executive offices are located at 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, FL 33134 and its telephone number is (305) 774-0407.

Dolphin Entertainment, Inc.

Dolphin Entertainment, Inc. (“Dolphin Entertainment”), incorporated in 1996, is a Florida corporation, whose founder and president is Mr. O’Dowd who is also President, Chairman and Chief Executive Officer of the Company.  Dolphin Entertainment is an entertainment company specializing in children’s and young adult’s live-action programming.  Dolphin Entertainment’s principal executive offices are located at 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, FL 33134 and its telephone number is (305) 774-0407.

Dolphin Films, Inc.

Dolphin Films, Inc. (“Dolphin Films”), incorporated in 2013, is a Florida corporation and a direct wholly-owned subsidiary of Dolphin Entertainment.  Dolphin Films produces motion pictures for theatrical release, with a focus on family films.  Its motion picture studio focuses on storytelling on a global scale for young, always-connected audiences.  Dolphin Film’s principal executive offices are located at 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, FL 33134 and its telephone number is (305) 774-0407.

THE MERGER

The following is a description of the material aspects of the Merger.  While we believe that the following description covers the material terms of the Merger, the description may not contain all of the information that is important to you.  We encourage you to read carefully this entire proxy statement, including the text of the Merger Agreement attached to this proxy statement as Annex A, for a more complete understanding of the Merger.

General

The Company entered into a Merger Agreement which provides for the Merger of Merger Subsidiary, a Florida corporation and a wholly owned subsidiary of the Company, with and into Dolphin Films, with Dolphin Films, a wholly owned subsidiary of Dolphin Entertainment, as the surviving corporation.  Our Chairman, President and Chief Executive Officer, Mr. O’Dowd is the sole shareholder of Dolphin Entertainment.  As a result of the Merger, the Company will acquire Dolphin Films.

The Merger Consideration

Pursuant to the terms of the Merger Agreement, the aggregate outstanding shares of Dolphin Films’ common stock issued and outstanding immediately prior to the effective time will automatically be converted into the right to receive from the Company 2,300,000 shares of Series B Convertible Preferred Stock 1,000,000 shares of Series C Convertible Preferred Stock with such rights and obligations as set forth in their respective Certificates of Designation. These rights and obligations are summarized below:

Series B Convertible Preferred Stock

Each share of Series B Convertible Preferred Stock is exercisable into nineteen (19) shares of Common Stock.  The Series B Convertible Preferred Stock Certificate of Designation provides for a liquidation value of $0.10 per share.  The Certificate of Designation also provides for dividend rights of the Series B Convertible Preferred Stock on parity with the Company’s Common Stock.  The Series B Convertible Preferred Stock generally has no voting rights except as required by law or as provided in the Certificate of Designation. Shares of Series B Convertible Preferred Stock that are converted into Common Stock may be subject to restrictions on transfer.

Series C Convertible Preferred Stock

Each share of Series C Convertible Preferred Stock will be exercisable into one (1) share of Common Stock.  Until the fifth anniversary of the date of the issuance, the Series C Convertible Preferred Stock will have certain anti-dilution protections.  Specifically, the number of Common Stock into which the Series C Convertible Preferred Stock will be converted (the “Conversion Number”) will be adjusted for each future issuance of Common Stock (but not upon issuance of Common Stock equivalents) (i) upon the conversion or exercise of any instrument currently or hereafter issued (but not upon the conversion of the Series C Convertible Preferred Stock), (ii) upon the exchange of debt for shares of Common Stock, or (iii) in a private placement, such that the total number of shares of Common Stock held by an “Eligible Class C Preferred Stock Holder” (based on the number of shares of Common Stock held as of the date of issuance) will be preserved at the same percentage of shares of Common Stock outstanding currently held by such Eligible Class C Preferred Stock Holder.  An Eligible Class C Preferred Stock Holder means any of (i) Dolphin Entertainment, Inc., for so long as Mr. O’Dowd continues to beneficially own at least 90% and serves on the board of directors or other governing entity, (ii) any other entity in which Mr. O’Dowd beneficially owns more than 90%, or a trust for the benefit of others, for which Mr. O’Dowd serves as trustee and (iii) Mr. O’Dowd individually.

The shares of Series C Convertible Preferred Stock will automatically convert into the number of shares of Common Stock equal to the Conversion Number in effect at that time (“Conversion Shares”) upon occurrence of any of the following events:  (i) upon transfer of the Series C Convertible Preferred Stock to any holder other than an Eligible Class C Preferred Stock Holder,  (ii) if the aggregate number of shares of Common Stock plus Conversion Shares (issuable upon conversion of each share of Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock) held by the Eligible Class C Preferred Stock Holders in the aggregate constitute 10% or less of the sum of (x) the outstanding shares of Common Stock plus (y) all Conversion Shares held by the Eligible Class C Preferred Stock Holders and (iii) at such time as the holder of Series C Convertible Preferred Stock ceases to be an Eligible Class C Preferred Stock Holder.  Series C Convertible Preferred Stock will only be convertible by the holder upon the Company satisfying one of the “optional conversion thresholds”.  Specifically, a majority of the independent directors of the Board, in its sole discretion, must have determined that the Company accomplished any of the following (i) EBITDA of more than $3.0 million in any calendar year, (ii) production of two feature films, (iii) production and distribution of at least three web series, (iv) theatrical distribution in the United States of one feature film, or (v) any combination thereof that is subsequently approved by a majority of the independent directors of the Board based on the strategic plan approved by the Board.

The Series C Convertible Preferred Stock will be entitled to super voting rights of three votes for each share of Common Stock into which such holders’ shares of Series C Convertible Preferred Stock could then be converted.  The holders of Series C Convertible Preferred Stock and of Common Stock will vote together as a single class on all matters upon which the Common Stock is entitled to vote, except as otherwise required by law.  The Series C Convertible Preferred Stock Certificate of Designation will provide for a liquidation value of $0.001 per share and for dividend rights of the Series C Convertible Preferred Stock on parity with the Company’s Common Stock.  Shares of Series C Convertible Preferred Stock that are converted into Common Stock may be subject to restrictions on transfer as required by applicable federal and state securities laws.  The Series C Convertible Preferred Stock Certificate of Designation is set forth as Annex B to this proxy statement.

Background of the Merger

The Board of the Company from time to time reviews its business strategy and strategic alternatives with the goal of enhancing shareholder value.  In connection with these reviews, the Board assesses whether shareholder value can be enhanced through potential business combinations of the Company with other companies.  Among the companies that the Board considered was Dolphin Films, a producer of motion pictures for theatrical release for young audiences.

Dolphin Films is a wholly-owned subsidiary of Dolphin Entertainment, an entertainment company specializing in children’s and young adult’s live-action programming, of which Mr. O’Dowd is the sole shareholder.

In the past, the Company engaged in certain business transactions with Dolphin Films.  For example, during 2013 the Company entered into an agreement with Dolphin Films, pursuant to which the Company provided Dolphin Films with management team and back office services.  The agreement was for the term April 1, 2013 through December 31, 2014 at an annual fee of $2 million.  Pursuant to the agreement, the Company provided to Dolphin Films a development team to source new projects, production executives to develop scripts, approve budgets and hire and liaise with the production team on individual projects during the production and post-production phases, an accounting and finance team to provide accounting services and tax compliance, legal support and domestic and international sales and sales support.  The Company also provided Dolphin Films with office space in Los Angeles and Miami.

The Board from time to time considered a strategic transaction to consolidate the Company and Dolphin Films to achieve efficiency and to focus the energies of Mr. O’Dowd on the consolidated company, thereby enhancing shareholder value.  Because both companies engage in the similar business of content production, the Board considered the potential synergies that could result from such a strategic transaction.

In March 2015, the Board discussed the possibility of pursuing a strategic transaction whereby the Company would acquire Dolphin Films.  After a discussion of certain of the potential reasons for and the benefits of a transaction between the Company and Dolphin Entertainment, the Board determined that it would be open to pursuing such a transaction.  Mr. O’Dowd subsequently presented a proposal to consolidate the Company with Dolphin Films in exchange for equity in the Company.

Because of the interests of Mr. O’Dowd in the potential strategic transaction, the Board determined that it would not move forward with any such transaction without the approval of a special committee of independent directors appointed by the Board to review and consider Mr. O’Dowd’s proposal and make a recommendation to the Board.

On April 16, 2015, the Board established the Special Committee comprised of independent and disinterested directors to explore the possible combination of the Company and Dolphin Films in addition to the Company’s possible strategic alternatives to the Mr. O’Dowd’s proposal. The Board appointed Messrs. Nelson Famadas and Nicholas Stanham to serve as members of the Special Committee. The Board then authorized the Special Committee to exercise the power of the Board with respect to the consideration and negotiation of Mr. O’Dowd’s proposal and the Company’s possible strategic alternatives to the proposal, including the exclusive power and authority to:

•	formulate, establish, oversee and direct a process to identify, evaluate and negotiate a potential acquisition by the Company, by merger or otherwise;

•	evaluate and negotiate the terms of any proposed definitive acquisition agreement, or any other agreements in respect of a potential acquisition by the company, by merger or otherwise;

•
determine whether the proposal was fair to, and in the best interests of, the Company and its shareholders, other than Mr. O’Dowd, and to recommend to the Board what action, if any, should be taken with respect to the proposal; and

•	to take any and all actions with respect to the proposal with the same effect as if the Board had taken such action or done or caused such things to be done.

On June 2, 2015, Mr. O’Dowd delivered a letter of intent to the Special Committee, formally indicating his interest in a proposed transaction.

The Special Committee held its initial meeting on June 4, 2015.  The meeting was held for the purpose of approving the engagement of legal counsel for the Special Committee.  After discussion, the Special Committee unanimously approved the engagement of Mr. Andrew Kingston as independent legal counsel with respect to the proposed transaction.  On July 10, 2015, the Special Committee met to consider retention of an independent financial advisor and approved a proposal to engage the Financial Advisor. Mr. Kingston’s law firm formally engaged the Financial Advisor to serve as financial advisor to the Special Committee with respect to the transaction pursuant to a letter agreement dated July 10, 2015.  The Special Committee selected the Financial Advisor based on, among other things, the Financial Advisor’s experience in providing valuation services in connection with mergers, acquisitions and similar transactions.  Pursuant to the terms of the engagement letter, the Financial Advisor was to prepare Financial Analyses of Dolphin Films.

On July 24, 2015, a meeting of the Special Committee was held which was attended by Mr. Stanham, Mr. Kingston and Ms. Negrini, director and Chief Financial and Operating Officer of the Company.  At the meeting, Mr. Stanham and Mr. Kingston reviewed a preliminary draft value-in-place analysis of Dolphin Films prepared by the Financial Advisor.  Following its review, Mr. Stanham instructed Mr. Kingston to ask the Financial Advisor to provide additional analyses to reflect expected revenue from production of two films rather than three in the years 2017 and 2018.  In addition, meeting participants discussed the status of a draft definitive agreement for the proposed acquisition of Dolphin Films.

Over the next several days, Mr. Kingston, Ms. Negrini and legal counsel to Dolphin Films engaged in discussions regarding the structure and terms of a potential merger between the Company and Dolphin Films.

On July 31, 2015, Mr. Kingston received from legal counsel to Dolphin Films, a draft Agreement and Plan of Merger, or draft Merger Agreement, for the proposed acquisition of Dolphin Films.

On August 5, 2015, a Special Committee meeting was held to discuss the draft Merger Agreement.  Mr. Kingston reviewed and discussed with the Special Committee the material terms, conditions and provisions of the draft Merger Agreement and the structure of the proposed transaction.  At this point, the Special Committee had not yet received audited financial statements from Dolphin Films.  The Special Committee noted that the draft Merger Agreement contemplated that the Special Committee would approve and authorize its execution prior to the Special Committee’s receipt of audited financial statements for Dolphin Films.  The draft Merger Agreement further provided that the Special Committee’s receipt of, and satisfaction with, such audited financial statements would be a condition to closing the transactions.  Following a discussion, the Special Committee determined to consider approval of the draft Merger Agreement and proposed acquisition only after receipt of audited financial statements from Dolphin Films and instructed Mr. Kingston to so advise counsel to Dolphin Films.

At the meeting, the Special Committee also reviewed updated versions of the draft value-in-place analysis of Dolphin Films prepared by the Financial Advisor.  The Special Committee noted that Dolphin Films’ management forecast production of two films in 2016, a significant year for purposes of the analysis due to the effect of discounting. Dolphin Films had not previously produced two films in one year. As such, the Special Committee instructed Mr. Kingston to invite Mr. O’Dowd to discuss Dolphin Films’ strategy to achieve its 2016 production forecast.

On August 11, 2015, the Special Committee held a meeting by telephone conference call in which Mr. O’Dowd, Ms. Negrini, Mr. Kingston, the Company’s outside counsel and counsel for Dolphin Films participated.  Mr. O’Dowd led a discussion regarding Dolphin Films’ plans and ability to achieve production of two films forecast for 2016.  Mr. O’Dowd provided a detailed discussion of the status of two projects to which Dolphin Films had acquired rights and that it expected to produce as films in 2016.  He then described a third project that could serve as a fallback if one of the other two films did not proceed to production.  Mr. O’Dowd also described and the Special Committee discussed the anticipated financing sources for the two films forecast for production in 2016.  At the meeting, Mr. Kingston described the procedure by which the Special Committee intended to review and reach a decision regarding the proposed acquisition of Dolphin Films.  The Special Committee also discussed the timing of such review and approval of the proposed acquisition in light of an anticipated delay receiving audited financial statements for Dolphin Films.

Over the next several weeks, the Company’s counsel, Dolphin Films’ counsel and Mr. Kingston (at the direction of the Special Committee) negotiated the terms of the draft Merger Agreement, including the merger consideration.  Among other things, the negotiations resulted in the inclusion in the draft Merger Agreement of a “go-shop” provision that would allow the Board, acting through the Special Committee, to solicit alternative acquisition proposals within 30 days of executing the Merger Agreement and to pursue a superior proposal if the Board in good faith determined that it would result in a more favorable transaction from a financial point of view than Mr. O’Dowd’s proposal. No such proposals were received by the Company.

On October 13, 2015, a meeting of the Special Committee was held by telephone conference call.  Mr. Kingston summarized discussions held just before the meeting with the Company’s outside counsel regarding the proposed consideration for the Merger.  The Company proposed that the Merger consideration comprise shares of newly issued Series B Convertible Preferred Stock and Series C Convertible Preferred Stock.  The Special Committee noted that the newly issued Series C Convertible Preferred Stock contained provisions intended to reduce the dilutive impact of the proposed merger on currently outstanding shares of common stock unless and until Dolphin Films achieves certain post-merger performance targets.

At the meeting, Mr. Kingston reviewed with the Special Committee consolidated audited financial statements for Dolphin Films for the years ended December 31, 2013 and 2014 and unaudited financial statements for the six months ended June 30, 2015.  In addition, the Special Committee reviewed the final value-in-place analysis received from the Financial Advisor.

Following the meeting, Mr. Kingston received from counsel for Dolphin Films and provided to the Special Committee further drafts of the Merger Agreement and proposed certificates of designation for the new Series B and Series C Convertible Preferred Stock.

On October 14, 2015, the Special Committee met and reviewed a copy of the proposed final draft of the Merger Agreement which had previously been delivered to the members of the Special Committee.  The proposed final draft of the Merger Agreement was discussed and considered by the Special Committee, with Mr. Kingston reviewing and discussing with the Special Committee the material terms, conditions and provisions of the Merger Agreement.  The Special Committee also considered the value-in-place analysis dated October 6, 2015 received from the Financial Advisor with respect to the proposed Merger.  After discussions and deliberations, the Special Committee unanimously determined that the Merger was advisable, fair to and in the best interests of the Company’s shareholders and adopted resolutions approving the Merger Agreement and the Merger, and recommended that the Board also approve the Merger Agreement and the Merger.

The Board, with the exception of Mr. O’Dowd who abstained from deliberations because of his interests in the Merger, held a meeting on October 14, 2015 to consider and discuss the draft Merger Agreement and the Merger.  A copy of the proposed final draft of the Merger Agreement had previously been delivered to each member of the Board.  At the meeting, the Special Committee informed the Board of its approval of the Merger Agreement and the Merger and its recommendation that the Board also approve the Merger Agreement and the Merger.  After further discussion and consideration, the Board unanimously determined that the Merger was advisable, fair to and in the best interests of the Company and its shareholders and adopted resolutions approving the Merger Agreement and the Merger.

The Merger Agreement was entered into on October 14, 2015.

Financial Analyses of the Financial Advisor to the Special Committee

General

By letter agreement dated July 10, 2015, Mr. Kingston’s law firm retained the Financial Advisor at the request of the Special Committee to act as financial advisor to the Special Committee in connection with the proposed transaction between the Company and Dolphin Films.  In selecting the Financial Advisor, the Special Committee considered that the Financial Advisor is an internationally recognized financial advisory firm which specializes in, among other fields, corporate finance and restructuring and whose professionals have substantial experience in the valuation and assessment of businesses in connection with mergers, acquisitions and similar business transactions.  The Special Committee unanimously decided to retain the Financial Advisor, which it determined possessed the essential qualifications sought by the Special Committee, namely experience with transactions similar to the Merger, the ability to work within the Special Committee’s expected timeframe, and a proposed fee that the Special Committee considered affordable.  The Financial Advisor has not previously provided valuation services to the Company, and none of the Financial Advisor’s employees who worked on the engagement has any known financial interest in the assets or equity of the Company or the outcome of the engagement.  The Financial Advisor received $33,057.18 from the Company as compensation for the Financial Analyses; however, no compensation received by the Financial Advisor was based on or was contingent on the results of the Financial Advisor’s engagement.

The Financial Advisor was engaged to prepare value in place portrayals of Dolphin Films that were not and are not formal opinions of value that were based upon financial forecasts prepared by Dolphin Films’ management, which forecasts were not independently assessed for reasonableness or achievability by the Financial Advisor.  On July 20, 2015, the Financial Advisor delivered the Financial Analyses in draft form to the Special Committee.  Following review, the Special Committee asked Financial Advisor to revise the draft Financial Analyses to reduce the number of films portrayed or assumed to be produced by Dolphin Films during the period of time reflected in the hypothetical forecasts covered by the Financial Analyses.  On October 6, 2015, the Financial Advisor delivered the final Financial Analyses, which incorporated a reduction in the number of films portrayed to be produced by Dolphin Films in the hypothetical forecasts. The Special Committee unanimously adopted the Financial Analyses of the Financial Advisor and utilized it as a factor in the determination of the Merger Consideration to be paid to Dolphin Entertainment in connection with the Merger.

The Financial Analyses are intended solely for the information of the Special Committee and the Board in connection with the Merger, may not be relied upon by any other person or for any other purpose without the Financial Advisor’s prior written consent and does not constitute investment advice or a recommendation to any shareholder as to how such shareholder should vote with respect to the Merger or any other matter.  The Financial Analyses will be made available for inspection and copying at the principal executive offices of the Company during its regular business hours by any interested equity security holder of the Company or representative who has been so designated in writing.

Summary of Financial Analyses Performed by the Financial Advisor

The Financial Analyses portray a value-in-place indication of Dolphin films, on an enterprise level, as of December 31, 2015.  Value-in-place means the enterprise value of Dolphin Films ascribed under certain specific conditions associated with its business plan.  Specifically, the Financial Advisor developed the valuation basis based on forecasts provided by Dolphin Films’ management. The Financial Advisor was instructed to accept, and did accept, Dolphin Films’ forecasts of future operating results at face value, without any inquiry into the reasonableness of those forecasts and without making any determination as to the ability of Dolphin Films’ management to achieve such forecasts. There may be no or limited market precedent for a traditional form of transaction between a willing buyer and a willing seller at the resulting valuation indication under this basis.  A value-in-place indication can vary materially from a fair market value indication.

Based on its discussions with Dolphin Films’ management and upon review of Dolphin Films’ management forecasts, the Financial Advisor noted that:

•
Dolphin Films estimates that two films per year are expected to be produced from 2016 through 2018, three films per year from 2019 through 2020 and four films per year thereafter.  Dolphin Films’ management has represented that Dolphin Films will be able to acquire and develop sufficient rights to fulfill the projected film volume.

•	Producer fees on average of $1.5 million are expected to be achieved for each prospective film referenced above. Management noted that this is lower than fees generated in other films.
•	Since inception in 2013, Dolphin Films has produced two films – “Believe” and “Max Steel”.
•	The Financial Advisor did not review any historical financial statements of Dolphin Films.
•	Limited working capital is required for purposes of executing the business plan reflected in the management forecasts.

Limiting Factors and Assumptions

With respect to the Financial Analyses provided to the Special Committee:

•
The financial analyses performed by the Financial Advisor were based on business, general economic, market and other conditions that reasonably could be evaluated by the Financial Advisor as of the date of its report.  Subsequent events that could affect the conclusions set forth in the financial analyses include adverse changes in industry performance or market conditions and changes to the financial condition and results of operations of Dolphin Films.  The Financial Advisor is under no obligation to update, revise, or reaffirm the financial analyses it provided.

•
The Financial Advisor’s conclusions set forth in the financial analyses were based on methods and techniques that the Financial Advisor considers appropriate under the circumstances, and represent the opinion of the Financial Advisor based upon information furnished by Dolphin Films and its advisors and other publicly available sources.

•
The Financial Advisor reviewed publicly available information including industry and statistical information obtained from sources it believes are reliable.  The Financial Advisor makes no representations as to the accuracy or completeness of such information and relied upon such public information without further verification.

•	The Financial Advisor relied upon Dolphin Films’ representations that the information provided by it, or on its behalf, was accurate and complete in all material respects.
•
The Financial Advisor assumed that Dolphin Films complied with all applicable federal, state, and local regulations and laws, unless the lack of compliance is specifically noted in the financial analyses.

•
The Financial Advisor’s financial analyses also assume that Dolphin Films has no material contingent assets or liabilities, no unusual obligations or substantial commitments other than those incurred in the ordinary course of business, and no pending or threatened litigation that would have a material effect on the value of the assets or Dolphin Films.

•
In its Financial Analyses, the Financial Advisor did not intend to render any opinion regarding investment advice, or any opinion, counsel or interpretation in matters that require legal, accounting, tax or other appropriate professional advice.

The Financial Advisor’s Findings

After performing Financial Analyses based on an enterprise value indication, the Financial Advisor arrived at a low and high range of enterprise value indications of $13,900,000 and $18,800,000, respectively.  The Financial Advisor’s concluded valuation of Dolphin Films of $16,350,000 was based on the average of the low and high indications.

Role and Recommendation of the Special Committee

The Board designated the Special Committee comprised solely of disinterested and independent members of the Board to, among other things, negotiate, review and evaluate the terms and conditions of the Merger Agreement and determine the advisability of the Merger.  Messrs. Famadas and Stanham were appointed to the Special Committee.  The Special Committee, with the assistance of Mr. Kingtston, outside legal counsel to the Special Committee and based on the Financial Analyses of the Financial Advisor, financial advisor to the Special Committee, negotiated the terms and conditions of the Merger Agreement on behalf of the Company. After review and consideration, the Special Committee determined that the Merger is advisable, fair to and in the best interests of the Company’s shareholders and approved the Merger Agreement and the Merger. The Special Committee, therefore, recommended that the Board approve the Merger Agreement and the Merger and recommends to the Company’s shareholders that they approve the Merger Agreement.

The Special Committee was aware of the interests of Mr. O’Dowd in the Merger, as described below under “Interests of Certain Persons in the Merger.”  In arriving at its determination, the Special Committee consulted with Mr. Kingston with respect to legal matters and considered (i) the Financial Analyses provided by the Financial Advisor, (ii) the audited combined financial statements of Dolphin Films and its subsidiaries for the years ended December 31, 2014 and 2013, and (iii) unaudited combined financial statements of Dolphin Films and its subsidiaries as of June 30, 2015.  In arriving at its determination, the Special Committee also independently considered the factors described below under “Recommendation of the Board of Directors and its Reasons for the Merger.”  In light of the number and wide variety of factors considered in connection with its evaluation of the Merger, the Special Committee did not consider it practicable to, and did not attempt to, quantify, rank or otherwise assign relative weights to the specific factors considered in reaching its determination.  The Special Committee viewed its determination and recommendation as being based on the information available and factors presented to and considered by it.  In addition, individual directors serving on the Special Committee may have given different weight to different factors.

Recommendation of the Board of Directors and its Reasons for the Merger

After considering the recommendation of the Special Committee and the other factors discussed below, the Board determined that the Merger is advisable, fair to and in the best interests of the Company’s shareholders, approved the Merger Agreement and recommends that the our shareholders vote “FOR” the Merger Agreement at the Annual Meeting.

In reaching this determination, the Board considered the following material factors weighing positively in favor of the Merger:

•	the fact that the proposed Merger would simplify the current ownership structure of the affiliated entities, and focus the energies of Mr. O’Dowd on one combined company with a shared strategy;
•
the Financial Analyses of the Financial Advisor provided to the Special Committee as of December 31, 2015 (see “Financial Analyses of the Financial Advisor to the Special Committee” above for additional information regarding the Financial Advisor’s Financial Analyses performed in connection with the Merger);

•
the fact that the exercise of the Series C Convertible Preferred Stock issued as part of the Merger Consideration is subject to an Optional Conversion Threshold such that the Company must have accomplished, as determined by the vote of the majority of the independent directors of the Board in its sole discretion, any of the following (i) EBITDA of more than $3.0 million in any calendar year, (ii) production of two films, (iii) production and distribution of at least three web series, (iv) distribution of one film, or (v) any combination thereof that is subsequently approved by the majority of the independent directors of the Board based on the strategic plan approved by the Board.  This provision is intended to reduce the dilutive impact of the proposed merger on currently outstanding shares of common stock unless and until Dolphin Films achieves certain post-merger performance targets;

•
the fact that, while the Merger Agreement generally prohibits the Company from soliciting certain alternative transactions to the Merger, the Company does have the right to furnish information about its business to any person making an unsolicited “superior proposal” and to participate in negotiations regarding, and, in specific circumstances, to accept, such “superior proposal” in lieu of the Merger;

•
the absence of any termination or similar fee to be paid if the Merger Agreement is terminated, including in the event the Company accepts a “superior proposal” in lieu of the Merger, as described above;

•
the fact that both companies already have overlapping management, and that the Company’s President, Chairman and Chief Executive Officer is also the president of Dolphin Entertainment and indirect owner of Dolphin Films;

•	other factors related to Dolphin Film’s existing relationship with the Company, including the limited business integration risks in connection with the Merger;

•	the efficiencies that could be realized as a result of the Merger in legal, accounting and audit fees; and
•	the fact that the financial and other terms and conditions of the Merger Agreement were the product of extensive negotiations between the Special Committee, Dolphin Films and Dolphin Entertainment.

The Board, in reaching its decision to approve the Merger, also considered the following potential risks and uncertainties related to the Merger:

•
the risk that the Merger may not otherwise be consummated on the contemplated terms, or at all, and the substantial costs to be incurred in connection with the Merger, including transaction expenses arising from the Merger, whether or not the Merger is consummated;

•	the interests that Mr. O’Dowd has with respect to the Merger in addition to his interest as a controlling shareholder of the Company;
•	the dilutive impact of the Merger on the existing shareholders of the Company;
•
the possibility that the Company’s shareholders could be adversely affected by a decrease in the trading price of the Company’s Common Stock between the date of the Merger Agreement and the Effective Time of the Merger or following the Merger;

•	possible disruptions to the Company’s operations, and management distractions that could arise from the Merger;
•	the possibility that the expected benefits from the Merger described above may not be realized to the extent anticipated or at all;
•
the limitations generally imposed by the Merger Agreement on the solicitation or consideration by the Company of alternative business combinations prior to the consummation of the Merger, subject to the exception described above; and

•	the possibility of shareholder litigation relating to the proposed Merger and the associated costs, burden and inconvenience involved in defending those proceedings;
•
other risks associated with the Merger and the businesses and operations of the Company and its subsidiaries, including the risks and uncertainties described in the “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” sections of this proxy statement.

The Board reviewed and considered the recommendation of the Special Committee as well as the potential benefits, advantages and opportunities of the Merger against the uncertainties and risks described above, both generally and particularly in light of the fact that there can be no assurance about future results. The Board also considered the interests of Mr. O’Dowd in the Merger, as described below under “Interests of Certain Persons in the Merger.”  After such review and consideration, the Board concluded that the potential benefits of the Merger outweighed the potential uncertainties and risks relating to the Merger.  In reaching its determination to approve and recommend the Merger Agreement, the Board did not quantify or assign any relative or specific weights to the various factors that it considered.  Rather, the Board viewed its determination and recommendation as being based on an overall analysis and on the totality of the information presented to and factors considered by it.  In addition, in considering the factors described above, individual members of the Board may have given different weight to different factors.

Interests of Certain Persons in the Merger

In considering the recommendation of the Board to approve the Merger Agreement, you should be aware that Mr. O’Dowd has interests in the Merger that are different from, or in addition to, those of the Company’s shareholders generally and that may create potential conflicts of interest.  Mr. O’Dowd is the President, Chairman and Chief Executive Officer of the Company and, as of [●], is the beneficial owner of approximately 54% of the outstanding Common Stock of the Company.  In addition, Mr. O’Dowd is the founder, president and sole shareholder of Dolphin Entertainment, which is the parent of Dolphin Films.  As sole shareholder of Dolphin Entertainment, Mr. O’Dowd will indirectly own shares of Series B Convertible Preferred Stock and shares of Series C Convertible Preferred Stock issued as consideration for the Merger, if the Merger is consummated.  The Series C Convertible Preferred Stock will have super voting rights in the Company, will be entitled to vote together with the Common Stock holders as a single class on all matters on which they are entitled to vote.  In addition, the Series C Convertible Preferred Stock will have anti-dilution protections for a period of five years.  Upon specified triggers, the number of shares of Common Stock into which the Series C Convertible Preferred Stock held by Mr. O'Dowd (or any entity directly or indirectly controlled by Mr. O'Dowd) can be converted will be increased such that the total number of shares of Common Stock held by Mr. O'Dowd (or any entity directory or indirectly controlled by Mr. O'Dowd) (based on the number of shares of Common Stock held as of the date of issuance) will be preserved at the same percentage of shares of Common Stock outstanding currently held by such persons, which currently is approximately 53.5% of the shares of Common Stock outstanding. An Eligible Class C Preferred Stock Holder means any of (i) Dolphin Entertainment, Inc., for so long as Mr. O’Dowd continues to beneficially own at least 90% and serves on the board of directors or other governing entity, (ii) any other entity in which Mr. O’Dowd beneficially owns more than 90%, or a trust for the benefit of others, for which Mr. O’Dowd serves as trustee and (iii) Mr. O’Dowd individually. For a further discussion of the Series C Convertible Preferred Stock, please see the section titled “The Merger Consideration – Series C Convertible Preferred Stock” beginning on page 34 of this proxy statement.

No “Golden Parachute” Compensation

The Company has no arrangement or understanding with its Named Executive Officers or Dolphin Films’ or Dolphin Entertainment’s management concerning any type of compensation that is based on or otherwise relates to the Merger.  Neither the Merger nor any of the other transactions contemplated by the Merger Agreement would be deemed to constitute a “Change in Control” under Mr. O’Dowd’s employment agreement with the Company.  As a result, the advisory shareholder vote relating to “golden parachute compensation” otherwise required by Item 402(t) of Regulation S-K is not applicable to the Merger.

Transaction in Connection with the Merger

In connection with the Merger, on October 16, 2015, the Company and T Squared Partners LP (“T Squared”) entered into a Preferred Stock Exchange Agreement pursuant to which the Company agreed to issue 1,000,000  shares of Series B Convertible Preferred Stock to T Squared in exchange for 1,042,753 shares  of Series A Convertible Preferred Stock, par value $0.001 per share, previously issued to T Squared. The shares of Series A Convertible Preferred Stock are currently exercisable into four (4) shares of the Company’s Common Stock with a liquidation value of $1.00 per share as compared to the Series B Convertible Preferred Stock that has a liquidation value of $0.10 per share.  The exchange of shares of Series B Convertible Preferred Stock for shares of Series A Convertible Preferred Stock will take place at the Effective Time of the Merger (as described below).

Closing and Effective Time of the Merger

Unless otherwise agreed by the parties, the closing will occur on the third business day following the date on which all of the conditions to the parties’ obligations (excluding conditions that, by their terms, cannot be satisfied until the closing, but the closing shall be subject to the satisfaction or, if permissible, waiver of those conditions) have been satisfied or waived.  Subject to the satisfaction or waiver of the conditions to the closing described in the section entitled “The Merger Agreement—Conditions to the Merger” beginning on page 50 of this proxy statement, it is anticipated that the Merger will close in the first quarter of 2016.  It is possible that factors outside the control of the parties could result in the Merger being completed at a different time, or not at all.

At the closing, the parties will cause the Merger to be consummated by filing articles of Merger with the Secretary of State of the State of Florida (the “Articles of Merger”), and the Merger will become effective at the time of filing or at such later time as specified in the Articles of Merger (the “Effective Time”).

Regulatory Approvals

We have determined that the Merger does not require the filing of notification and report forms with the Antitrust Division of the U.S. Department of Justice, or the Federal Trade Commission under the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Ownership of the Company After the Merger

It is expected that after the completion of the Merger, and assuming exercise of the Series B Convertible Preferred Stock and Series C Convertible Preferred Stock into shares of Common Stock, approximately 126,592,352 shares of Common Stock will be outstanding (not including the effects of any anti-dilution protections).  Of these Mr. O’Dowd, will beneficially own 88,543,434 or approximately 70% of the outstanding shares of Common Stock of the combined company.

Appraisal Rights

Under Florida law, our shareholders are not entitled to appraisal rights in connection with the Merger.

Accounting Treatment of the Merger

The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America, which is referred to as GAAP.  The Merger will be accounted for as an acquisition of entities under common control.

THE MERGER AGREEMENT

The following is a summary of the material terms and conditions of the Merger Agreement.  The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A and is incorporated by reference into this proxy statement.  This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you.  We encourage you to read the Merger Agreement carefully and in its entirety because it is the legal document that governs the Merger.

Explanatory Note Regarding the Merger Agreement

The Merger Agreement and this summary of its terms have been included to provide you with information regarding the terms of the Merger Agreement.  Factual disclosures about the Company contained in this proxy statement or in the Company’s public reports filed with the SEC may supplement, update or modify the factual disclosures about the Company contained in the Merger Agreement and described in this summary.  The representations, warranties and covenants made in the Merger Agreement by the Company, Merger Subsidiary, Dolphin Entertainment and Dolphin Films were qualified and subject to important limitations agreed to by the Company, Merger Subsidiary, Dolphin Entertainment and Dolphin Films in connection with negotiating the terms of the Merger Agreement.  In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue, due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts.  The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to shareholders and reports and documents filed with the SEC, and in some cases were qualified by disclosures that were made by each party to the other, which disclosures are not reflected in the Merger Agreement.  Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Merger Agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement.  Shareholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Merger Subsidiary, Dolphin Entertainment or Dolphin Films.  In addition, you should not rely on the covenants in the Merger Agreement as actual limitations on the respective businesses of the Company, Merger Subsidiary, Dolphin Entertainment or Dolphin Films, because the parties may take certain actions that are consented to by the appropriate party, which consent may be given without prior notice to the public.

Structure and Effective Time

The Merger Agreement provides that, subject to the terms and conditions of the Merger Agreement, Merger Subsidiary, a Florida corporation and wholly-owned subsidiary of the Company, will merge with and into Dolphin Films which is a wholly-owned subsidiary of Dolphin Entertainment.  As a result, the separate corporate existence of Merger Subsidiary will cease and Dolphin Films will survive the Merger.  As a result of the Merger, the Company will acquire Dolphin Films.

Unless otherwise agreed by the parties, the closing of the Merger will occur on the third business day following the date on which all of the conditions to the parties’ obligations (excluding conditions that, by their terms, cannot be satisfied until the closing, but the closing shall be subject to the satisfaction or, if permissible, waiver of those conditions) have been satisfied or waived.  Subject to the satisfaction or waiver of the conditions to the closing described in the section entitled “The Merger Agreement—Conditions to the Merger” beginning on page 49 of this proxy statement, it is anticipated that the Merger will close in the first quarter of 2016.  It is possible that factors outside the control of the parties could result in the Merger being completed at a different time, or not at all.

At the closing, the parties will cause the Merger to be consummated by filing Articles of Merger with the Secretary of State of the State of Florida, and the Merger will become effective at the time of filing or at such later time as specified in the Articles of Merger, or the Effective Time.

Merger Consideration

Pursuant to the terms of the Merger Agreement, the aggregate outstanding shares of Dolphin Films’ common stock issued and outstanding immediately prior to the effective time will automatically be converted into the right to receive from the Company 2,300,000 shares of Series B Convertible Preferred Stock and 1,000,000 shares of Series C Convertible Preferred Stock.

Directors and Officers

The Merger Agreement provides that the directors and officers of Merger Subsidiary immediately prior to the Effective Time of the Merger will be the directors and officers of Dolphin Films, the surviving corporation, until their respective successors are duly appointed or elected and qualified, or until their earlier death, resignation or removal in accordance with Dolphin Films’ certificate of incorporation and by-laws.

Representations and Warranties

The Merger Agreement contains representations and warranties that the Company and Merger Subsidiary, on the one hand, and Dolphin Films and Dolphin Entertainment, on the other hand, have made to one another as of specific dates.  These representations and warranties have been made for the benefit of the other parties to the Merger Agreement and may be intended not as statements of fact but rather as a way of allocating the risk to one of the parties if those statements prove to be incorrect.  Accordingly, you should not rely on the representations and warranties as current characterizations of factual information about the Company, Merger Subsidiary, Dolphin Entertainment or Dolphin Films since they were made as of specific dates, may be intended merely as a risk allocation mechanism between us, Dolphin Entertainment and Dolphin Films and are modified in important part by the confidential disclosure letters.

The Company and Merger Subsidiary have made a number of representations and warranties to the Dolphin Entertainment and Dolphin Films regarding various matters pertinent to the Merger.  The topics covered by these representations and warranties include the following:

•	organization, valid existence, good standing, qualification to do business and similar corporate matters;
•
corporate power and authority to execute and deliver the Merger Agreement the Merger Agreement and complete the Merger, the enforceability of the Merger Agreement against them, and the due execution and delivery of the Merger Agreement;

•
the absence of violations and breaches of, or conflicts with, their respective governing documents, certain contracts, any order of any governmental authority or any law resulting from the entry into the Merger Agreement or the completion of the Merger;

•	consents, approvals, authorizations, permits and filings required from governmental entities in connection with the execution and delivery of the Merger Agreement or the completion of the Merger;
•
the absence of any suits, claims, arbitral actions  or other proceedings pending or, to the Company’s knowledge, threatened against them before or by any governmental entity and the absence of certain orders against them that, that questions the validity of the Merger Agreement or seeks to prohibit, enjoin or otherwise challenge or that would reasonably be expected to delay the consummation of the Merger;

•	the shareholder approval required to complete the Merger Agreement;
•	accredited investor status of the Company and Merger subsidiary and their intent to not publicly distribute shares acquired in the Merger;
•	the absence of undisclosed brokers’ fees or finders’ fees relating to the transaction; and
•	the accuracy of the information supplied by Parent and Merger Subsidiary to be included in this proxy statement.

Dolphin Entertainment has made a number of representations and warranties to the Company in the Merger Agreement regarding aspects of its business and other matters pertinent to the Merger.  The topics covered by these representations and warranties include the following:

•	organization, valid existence, good standing, qualification to do business and similar corporate matters;

•
corporate power and authority to execute and deliver the Merger Agreement and complete the Merger, the enforceability of the Merger Agreement, and the due execution and delivery of the Merger Agreement;

•	ownership of all the equity interests of Dolphin Films free and clear of all liens;
•	consents, approvals, authorizations, permits and filings required from governmental entities in connection with the execution and delivery of the Merger Agreement or the completion of the Merger;
•	the approval of the Merger Agreement and the Merger by Dolphin Entertainment as sole shareholder of Dolphin Films;
•
the absence of violations and breaches of, or conflicts with, governing documents, certain contracts, any order of any governmental authority or any law resulting from the entry into the Merger Agreement or the completion of the Merger;

•	the absence of undisclosed brokers’ fees or finders’ fees relating to the transaction;
•
the absence of any suits, claims, arbitral actions  or other proceedings pending or, to Dolphin Entertainment’s knowledge, threatened against them before or by any governmental entity and the absence of certain orders against them that, that questions the validity of the Merger Agreement or seeks to prohibit, enjoin or otherwise challenge or that would reasonably be expected to delay the consummation of the Merger;

Dolphin Films and its subsidiaries have made a number of representations and warranties to the Company in the Merger Agreement regarding aspects of its business and other matters pertinent to the Merger.  The topics covered by these representations and warranties include the following:

•	organization, valid existence, good standing, qualification to do business and similar corporate matters;
•	capital structure and the absence of encumbrances on equity interests;
•
corporate power and authority to execute and deliver the Merger Agreement and complete the Merger, the enforceability of the Merger Agreement, and the due execution and delivery of the Merger Agreement;

•	consents, approvals, authorizations, permits and filings required from governmental entities in connection with the execution and delivery of the Merger Agreement or the completion of the Merger;
•
the absence of violations and breaches of, or conflicts with, their respective governing documents, certain contracts, any order of any governmental authority or any law resulting from the entry into the Merger Agreement or the completion of the Merger;

•	delivery of minute books and certain records to the Company ;
•	leases of personal property;
•	financial reports and the preparation of financial reports in compliance with U.S. generally accepted accounting principles, or GAAP;
•	the absence of specified undisclosed liabilities;
•	the absence of undisclosed brokers’ fees or finders’ fees relating to the transaction;
•	the validity of, compliance with, and certain other matters with respect to material contracts;
•	material compliance with tax laws and other tax matters;
•
the absence of any undisclosed suits, claims, actions, hearings, arbitral actions or other proceedings pending or, to their knowledge, threatened against Dolphin Films or its subsidiaries, within two years of the date of the Merger Agreement;

•	environmental matters;
•	compliance with laws;
•	insurance coverage;
•	intellectual property;
•	employees;
•	the absence of owned and leased real estate;
•	the absence of certain transactions between the Company and its related parties; and
•	the absence of certain developments since the date of the balance sheet.

Some of the Dolphin Films’ representations and warranties are qualified by a material adverse effect standard.  Subject to certain exclusions, a “material adverse effect” means any change, development, event, effect, circumstance or occurrence that, individually or in the aggregate, is or would reasonably be expected to be material and adverse to the business, condition (financial or otherwise), assets, liabilities or results of operations of the Dolphin Films and its subsidiaries, taken as a whole, or prevents or materially delays, or would reasonably be expected to prevent or materially delay, the Dolphin Films’ ability to perform its obligations with respect to the consummation of the Merger. None of the following constitutes a “material adverse effect:

•
changes in general economic conditions in the United States or any other country or region in the world, or changes in conditions in the global economy generally to the extent such changes do not adversely affect Dolphin Films or its subsidiaries in a materially disproportionately adverse manner relative to other participants in the same industry;

•
changes in conditions in the financial markets, credit markets or capital markets in the United States or any other country or region in the world, including changes in interest rates in the United States or any other country and changes in exchange rates for the currencies of any countries;

•
changes in political conditions in the United States or any other country or region in the world, to the extent such changes do not adversely affect the Dolphin Films or its subsidiaries in a materially disproportionately adverse manner relative to other participants in the same industry;

•
changes in conditions in the industry in which Dolphin Films and its subsidiaries conduct business, to the extent such acts do not adversely affect Dolphin Films and its subsidiaries in a materially disproportionately adverse manner relative to other participants in the same industry;

•	acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism) in the United States or any other country or region in the world;
•
earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions and other force majeure events in the United States or any other country or region in the world;

•	the announcement of the Merger Agreement or the pendency or consummation of the Merger;
•	the taking of any action required by this Merger Agreement or any transaction document, or the failure to take any action prohibited by this Merger Agreement or any transaction document;
•	any actions taken, or failure to take action, in each case, to which Dolphin Films has in writing expressly approved, consented to or requested;
•
changes in law or GAAP, to the extent such changes do not adversely affect Dolphin Films or  in a materially disproportionately adverse manner relative to other participants in the industry in which the Dolphin Films and its subsidiaries engage;

•
any failure by the Dolphin Films to meet any internal projections or forecasts or estimates of revenues or earnings for any period (the facts and circumstances giving rise to such failure may be taken into account in determining whether there has been a material adverse effect).

•
any change generally affecting the economy, financial markets or political, economic or regulatory conditions in the United States or any other geographic region where Dolphin Films conducts business, to the extent Dolphin Films and its subsidiaries are not disproportionately affected thereby;

The representations and warranties of each of the parties to the Merger Agreement will expire at the effective time of the Merger or the termination of the Merger Agreement.

Conduct of Business Pending the Closing

Under the Merger Agreement, Dolphin Films has agreed that, subject to certain exceptions in the Merger Agreement, between the date of the Merger Agreement and the effective time of the Merger, unless the Company gives its prior written consent, Dolphin Films and its subsidiaries will conduct their operations in the ordinary course of business and consistent with past practice.

Subject to certain exceptions set forth in the Merger Agreement, unless the Company consents in writing (which consent cannot be unreasonably withheld, conditioned or delayed), Dolphin Films will not and will not permit any of its subsidiaries to:

•
declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock (other than dividends and distributions that may be payable to Dolphin Entertainment in accordance with applicable law);

•	split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock;

•
purchase, redeem or otherwise acquire any shares of its capital stock or of any of its subsidiaries or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities;

•
authorize for issuance, issue, deliver, sell, pledge or otherwise encumber any shares of its capital stock or the capital stock of any of its subsidiaries, any other voting securities or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities or any other securities or equity equivalents (including stock appreciation rights) other than the issuance of shares upon the exercise or settlement of options, warrants or equity awards;

•	amend its certificate or articles of incorporation, by-laws or other comparable charter or organizational documents;
•
acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the stock or assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization which would be material to Dolphin Films and its subsidiaries, taken as a whole;

•
incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any of its subsidiaries, guarantee any debt securities of another person, enter into any “keep well” or other agreement to maintain any financial statement condition of another person or enter into any similar  arrangement;

•	make any loans, advances or capital contributions to, or investments in, any other person;
•	adopt resolutions providing for or authorizing a liquidation or a dissolution; or
•	authorize any of, or commit or agree to take any of, the foregoing actions.

Shareholder Meeting; Preparation of Proxy Statement

The Company will take all action necessary action to call and hold a meeting of its shareholders as soon as reasonably practicable for the purpose of voting on the Merger Proposal.  The Company will mail a proxy statement to its shareholders in advance of the meeting which will include the Company’s recommendation for the Merger Proposal.  The Company will use reasonable best efforts to (i) solicit from its shareholders proxies in favor of approval of the Merger Proposal and (ii) take all other actions necessary or advisable to secure the vote or consent of its shareholders required by applicable law to obtain such approval.  Once the shareholder meeting has been duly called and noticed, the Company will not, without the consent of Dolphin Entertainment, adjourn or postpone the shareholder meeting; provided, that the Company may, without the consent of Dolphin Entertainment, adjourn or postpone the shareholder meeting (i) in order to obtain a quorum of its shareholders or (ii) as reasonably determined by the Company to comply with applicable Law.

In connection with the shareholder meeting, as soon as reasonably practicable following the date of the Merger Agreement the Company, in consultation with Dolphin Entertainment will prepare and file the Parent Proxy Statement with the SEC.  The Company will not file the proxy statement, or any amendment or supplement thereto, without providing Dolphin Entertainment a reasonable opportunity to review and comment thereon and the Company will reasonably considered such comments.  The Company shall use its reasonable best efforts to resolve, and each party agrees to consult and cooperate with the other party in resolving, all comments received from the SEC with respect to the proxy statement as promptly as practicable after receiving such comments and to cause the definitive proxy statement to be cleared by the SEC and mailed to the shareholders as promptly as reasonably practicable.  The Company agrees to consult with Dolphin Entertainment prior to responding to SEC comments with respect to the preliminary proxy statement.  Each party agrees to correct any information provided by it for use in the proxy statement which shall have become false or misleading and the Company shall promptly prepare and mail to its shareholders an amendment or supplement setting forth such correction.  The Company shall as soon as reasonably practicable (i) notify Dolphin Entertainment of the receipt of any SEC comments with respect to the proxy statement and any request by the SEC for any amendment to the proxy statement or for additional information and (ii) provide Dolphin Entertainment with copies of all written correspondence between the Company and its representatives, on the one hand, and the SEC, on the other hand, with respect to the proxy statement.

Go-Shop; Acquisition Proposals; Change in Recommendation

From the date of the Merger Agreement and continuing until 11:59 p.m. on November 12, 2015 (the “No-Shop Period Start Date”), the Company (acting through the Special Committee) and its representatives were permitted to (i) initiate, solicit and encourage acquisition proposals and (ii) enter into and maintain discussions or negotiations regarding acquisition proposals or cooperate with or participate in, or facilitate any inquiries, proposals, discussions or negotiations or the making of any acquisition proposal. If the Company provides non-public information in connection with any acquisition proposal, the Company must promptly provide such non-public information to Dolphin Entertainment subject to certain exceptions in the Merger Agreement. No such proposals were received by the Company.

From the No-Shop Period Start Date until the Effective Time or, if earlier, the termination of the Merger Agreement, the Company (acting through the Special Committee) and its representatives are required to immediately cease any initiation, solicitation, encouragement, discussions or negotiations with any persons or entities with respect to any acquisition proposal.  The Company must keep Dolphin Entertainment apprised the status of any material developments, any inquiries, requests for information, discussion or negotiation that is likely to lead to or contemplates an acquisition proposal and provide Dolphin Entertainment with the identity of the person making the proposal and the material terms and conditions of such proposal.  From and after the No-Shop Period Start Date, the Company must promptly notify Dolphin Entertainment orally and in writing if (acting through the Special Committee) it determines to begin providing information or to engage in negotiations concerning an acquisition proposal received on or after the No-Shop Period Start Date.

The Company can terminate the Merger Agreement prior to the Company’s shareholder approval of the Merger Agreement to enter into a superior proposal if it and the Special Committee determine in good faith after consultation with the Special Committee’s independent financial advisors and outside counsel that the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under applicable law.

An “acquisition proposal” is any inquiry, proposal or offer from any person or group of persons other than Dolphin Entertainment or its affiliates relating to any:  (x) direct or indirect acquisition or purchase of a business or businesses that constitutes 30% or more of the net revenues, net income or assets of the Company and its subsidiaries, taken as a whole, or 30% or more of any class or series of the capital stock of the Company or its subsidiaries, (y) tender offer or exchange offer that if consummated would result in any person or group of persons beneficially owning 30% or more of any class or series of the capital stock of the Company or its subsidiaries, or (z) Merger, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company (or any subsidiary or subsidiaries of the Company whose business or businesses constitute(s) 30% or more of the net revenues, net income or assets of the Company and its subsidiaries, taken as a whole);

A “superior proposal” is a bona fide acquisition proposal, which the Board (acting through the Special Committee) in good faith determines, would, if consummated, result in a transaction that is more favorable from a financial point of view to the shareholders of the Company, other than Mr. William O’Dowd, than the Merger (x) after receiving the advice of its financial advisor, (y) after taking into account the likelihood of consummation of such transaction on the terms set forth therein (as compared to the terms of the Merger Agreement) and (z) after taking into account all appropriate legal (with the advice of outside counsel), financial (including the financing terms of any such proposal), regulatory or other aspects of such proposal; provided that for purposes of the definition of “superior proposal”, the references to “30% or more” in the definition of acquisition proposal shall be deemed to be references to “a majority” and the definition of acquisition proposal shall only refer to a transaction or series of transactions (i) directly involving the Company (and not exclusively its subsidiaries) or (ii) involving a sale or transfer of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole.

Survival and Indemnification

Dolphin Entertainment shall indemnify, defend and hold harmless the Company, and Dolphin Films and its subsidiaries and their respective directors, managers, officers, employees, shareholders and affiliates from and against any and all claims, demands, suits, legal proceedings, liabilities, losses, damages, payments, deficiencies, awards, settlements, assessments, judgments, out-of-pocket costs and expenses, including the reasonable fees and disbursements of outside counsel, interest and penalties (collectively, the “Losses”), which any of these parties shall incur, sustain or suffer as a result of:

•	any breach by Dolphin Entertainment of any of the representations or warranties in the Merger Agreement; or

•
any breach of or default in the performance by Dolphin Entertainment, Dolphin Films or its subsidiaries (with respect to Dolphin Films or any of its subsidiaries, for pre-closing breaches or defaults in performance only) of any covenant, agreement or obligation to be performed by Dolphin Entertainment,  Dolphin Films or its subsidiaries pursuant to the Merger Agreement.

The Company and Dolphin Films and its subsidiaries (following closing) shall jointly and severally indemnify, defend and hold harmless Dolphin Entertainment and, prior to the Closing, Dolphin Films and its subsidiaries and their respective directors, managers, officers, employees and affiliates from and against all Losses, which any of these parties shall incur, sustain or suffer as a result of:

•	any breach by the Company or Merger Subsidiary of any of the representations or warranties made by them in the Merger Agreement; or
•
any breach of or default in the performance by the Company or Merger Subsidiary (or Dolphin Films and its subsidiaries following closing) of any covenant, agreement or obligation to be performed by the Company or Merger Subsidiary pursuant to the Merger Agreement.

The cumulative indemnification obligations of each of Dolphin Entertainment or the Company shall not, in each case, exceed $3,000,000.  However, any indemnifying party shall not be liable for any Losses (or series of related Losses) of less than $25,000 or until the aggregate amount of all Losses exceeds $50,000.  Any claim (if ultimately payable by Dolphin Entertainment) may, at its option, be payable in shares of Common Stock at the value assigned to such Common Stock in the Closing Date Merger Consideration.

Access to Information

Upon reasonable notice and subject to applicable laws, Dolphin Films and its subsidiaries will (i) afford to Company and its representatives reasonable access during normal business hours during the period from the date of the Merger Agreement to the earlier of the Effective Time or the termination of the Merger Agreement to their existing books and records.  Such access must be conducted at the Company’s expense, at reasonable times, under the supervision of appropriate personnel of Dolphin Films and in such a manner as to maintain the confidentiality of the Merger Agreement and the Merger and not to interfere with the normal operation of the business of the Dolphin Films and its subsidiaries.

Conditions to the Merger

The respective obligations of each party to consummate the Merger will be subject to the satisfaction or written waiver at or prior to the Effective Time of the Merger of each of the following conditions:

•	approval of the Merger Agreement and the Merger by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon at the Annual Meeting;
•
filing with the Secretary of State of the State of Florida each of the Series B Preferred Stock Certificate of Designation and the Series C Convertible Preferred Stock Certificate of Designation, pursuant to the Merger Agreement;

•	exchange of all of the outstanding shares of Series A Convertible Preferred Stock of the Company for shares of Series B Convertible Preferred Stock of the Company;
•
no governmental authority shall have enacted, issued or otherwise entered into any law, executive order, decree, injunction or other order and no other order legal or regulatory restraint or prohibition shall be in effect in either case, which makes illegal or otherwise prohibits the consummation of the Merger or other transactions contemplated thereby; and

•
the absence of any pending, commenced or threatened legal proceedings preventing, delaying, making illegal or otherwise prohibiting the consummation of the Merger or other transactions contemplated thereby.

The obligations of the Company and Merger Subsidiary to complete the Merger are subject to the satisfaction or their waiver at or prior to the Effective Time of the Merger of certain additional conditions, including the following:

•	Dolphin Films’ and Dolphin Entertainment’s compliance with their covenants, agreements and obligations contained in the Merger Agreement in all material respects;
•	the Company’s satisfaction with the terms and conditions of the Merger Agreement and related documents;
•	the Company’s satisfaction with the results of its due diligence investigation of Dolphin Films and its subsidiaries;
•	the non-occurrence of any material adverse effects of Dolphin Films since the date of the Merger Agreement;
•	the delivery to the Company of an officer’s certificate from Dolphin Entertainment confirming that specified conditions have been satisfied; and
•	the accuracy of Dolphin Films’ and Dolphin Entertainment’s representations and warranties in the Merger Agreement to varying standards depending on the representation and warranty as described below:
o
Each representation or warranty of Dolphin Films and Dolphin Entertainment (other than the Fundamental Representations (as defined in the Merger Agreement)) shall have been true and correct in all respects (ignoring any qualifications by “material adverse effect” of Dolphin Films or “materiality” contained in such representations or warranties) as of the date of the Merger Agreement and as of the closing date, except (i) to the extent that the failure of such representations and warranties to be true and correct does not constitute a material adverse effect by Dolphin Films, and (ii) for those representations and warranties which expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all respects as of such earlier date except to the extent that the failure of such representations and warranties to have been true and correct as of such earlier date did not constitute a material adverse effect by Dolphin Films).

o
In addition, the Fundamental Representations (other than the representations and warranties regarding consents, waivers, approvals or authorizations of, or filings required from governmental entities in connection with the execution and delivery of the Merger Agreement or the completion of the Merger) shall have been true and correct in all respects as of the date of this Agreement and as of the Closing Date, except for those representations and warranties which expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); and (ii) the representations and warranties regarding consents, waivers, approvals or authorizations, or filings required from governmental entities in connection with the execution and delivery of the Merger Agreement or the completion of the Merger, solely to the extent that they relate to any consent, waiver, approval or authorization of, or filing with, or notification to, any person required by any contract to be made by Dolphin Films or its subsidiaries in connection with the execution and delivery of the Merger Agreement or company documents shall have been true and correct in all respects as of the date of the Merger Agreement and as of the closing date, except for such consents, waivers, approvals, authorizations, filings or notifications which the failure to obtain or make would not reasonably be expected to be material to Dolphin Films and its subsidiaries, taken as a whole.

The obligation of Dolphin Films and Dolphin Entertainment to complete the Merger is subject to the satisfaction or their waiver at or prior to the Effective Time of the Merger of certain additional conditions, including the following:

•	the Company’s and Merger Sub’s compliance with their covenants, agreements and obligations contained in the Merger Agreement in all material respects; and
•	the delivery to Dolphin Entertainment of an officer’s certificate from the Company and Merger Subsidiary confirming that specified conditions have been satisfied.
•
the representations and warranties of the Company, as set forth in the Merger Agreement shall have been true and correct in all material respects (other than representations and warranties that are qualified by a reference to materiality or any similar qualifier, which shall be true and correct in all respects) as of the date of the Merger Agreement and as of the closing date.

Termination of the Merger Agreement

The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, notwithstanding approval of the Merger and the transactions contemplated thereby by Dolphin Entertainment:

•	by mutual written consent of the Company and Dolphin Films;
•	by either the Company or Dolphin Films, if:
o
the Merger has not been consummated on or before June 30, 2016 (the “Outside Date”), unless the failure to consummate the Merger is the result of a breach of the Merger Agreement by the party seeking to terminate the Merger Agreement;

o	a court of competent jurisdiction or governmental authority issues an order, decree or ruling permanently enjoining, restraining or otherwise prohibiting the Merger; or

•	by the Company, if:
o
Dolphin Films or Dolphin Entertainment breaches any covenant or agreement, or if any representation or warranty by Dolphin Films or Dolphin Entertainment becomes untrue, in either case such that specified conditions to closing would not be satisfied; provided, however, that if such breach is curable by Dolphin Films or Dolphin Entertainment through their reasonable best efforts, then, for a period of up to thirty (30) days after receipt of notice of such breach, but only as long as Dolphin Films or Dolphin Entertainment (as applicable) continues to use its reasonable best efforts to cure such breach (provided, however, that the cure period will terminate on the close of business on the business day prior to the Outside Date), such termination shall not be effective, and such termination shall become effective only if the breach is not cured within the cure period;

•	by Dolphin Films or Dolphin Entertainment, if:
o
the Company or Merger Subsidiary breaches any covenant or agreement, or if any representation or warranty by the Company or Merger Subsidiary becomes untrue, in either case such that specified conditions to closing would not be satisfied; provided, however, that if such breach is curable by the Company or Merger Subsidiary through their reasonable best efforts, then, for a period of up to thirty (30) days after receipt of notice of such breach, but only as long as Company or Merger Subsidiary (as applicable) continues to use its reasonable best efforts to cure such breach (provided, however, that the cure period will terminate on the close of business on the business day prior to the Outside Date), such termination shall not be effective, and such termination shall become effective only if the breach is not cured within the cure period; or

o
if Dolphin Films or Dolphin Entertainment have satisfied (or the Company has waived) each of the conditions to the Company’s obligations to consummate the Merger, with certain exceptions, and Dolphin Films and Dolphin Entertainment have indicated in writing to the Company that they are ready, willing and able to consummate the Merger on the date contemplated and are prepared to satisfy specified conditions and the Company and Merger Subsidiary fail to consummate the Merger within five business days following the date on which the closing should have occurred.

Transaction Expenses; No Termination Fees

Except as otherwise provided in the Merger Agreement, each of the parties will bear its own expenses in connection with the negotiation and execution of the Merger Agreement, including, all fees and expenses of its legal counsel, financial advisors and accountants.  No termination fees are required by any party to the Merger Agreement in the event of termination of the Merger Agreement.

Amendment; Extension; Waiver

This Merger Agreement may be amended at any time before the Effective Time by action taken by the board of directors of each party; however, no amendment shall be made that under applicable law requires the approval of Dolphin Entertainment without obtaining such approval.  The Merger Agreement may not be amended except by in a writing signed on behalf of all of the parties.  At any time prior to the Effective Time, any party may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other, (b) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto by the other or (c) waive compliance with any of the agreements or conditions contained herein by the other.

Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in writing and signed on behalf of such party.  Except if any provision in the Merger Agreement provides for a specific time period to exercise a right, the delay or failure of any party to assert any of its rights under the Merger Agreement will not constitute a waiver of such rights.

Assignment

The Merger Agreement may not be assigned by any party, by operation of law or otherwise, without the prior written consent of the other parties.  However, the Company may or the Company may cause Merger Subsidiary to, without the prior written consent of any party, assign any or all of its rights to (i) one or more of its affiliates, (ii) any lender of the Company or any of its subsidiaries, including Dolphin Films and its subsidiaries, for collateral security purposes or (iii) any future purchaser of all or substantially all of the assets of Dolphin Films and/or any Subsidiary.  No such assignment will relieve the Company or Merger Subsidiary of any of its obligations under the Merger Agreement.

Governing Law

The interpretation and construction of the Merger Agreement or any related transaction document, and all matters relating to the Merger (including the validity or enforcement of the Merger Agreement), will be governed by the laws of the State of Florida without regard to any conflicts or choice of laws provisions of the State of Florida that would result in the application of the law of any other jurisdiction.  Each party to the Merger Agreement waives, to the fullest extent permitted by law, all rights to jury trial in any claim arising out of or relating to the Merger Agreement, or any other documents executed or delivered in connection with the Merger, or any of the transactions contemplated by the Merger.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF DOLPHIN FILMS, INC.

Management’s discussion and analysis, or MD&A, of the results of operations and financial condition of Dolphin Films, is provided as a supplement to the audited and unaudited financial statements and notes thereto included elsewhere in this proxy statement to help provide an understanding of Dolphin Films’ financial condition, changes in financial condition and results of operations.  The information included in this MD&A should be read in conjunction with the financial statements included in this proxy statement.  This discussion and analysis contains forward-looking statements that involve risks and uncertainties.

Overview

Dolphin Films, Inc. (“Dolphin Films”) is a content producer in the motion picture industry.

Revenues

During the nine months ended September 30, 2015 and during 2013 and 2014, Dolphin Films derived revenues primarily through the international distribution of a motion picture titled “Believe” that premiered domestically on December 25, 2013.

During 2014, Dolphin Films entered into the production of a motion picture titled “Max Steel”.  The motion picture was completed during the nine months ended September 30, 2015 with an expected release date of Summer 2016.  Dolphin Films expects to derive revenues from the following sources during 2016 from this production:

Theatrical – Theatrical revenues are expected to be derived from the domestic theatrical release of motion pictures licensed to a U.S. theatrical distributor that has existing agreements with theatrical exhibitors.  The financial terms negotiated with its U.S. theatrical distributor provide that Dolphin Films will receive a percentage of the box office results, after related distribution fees.

International – International revenues are expected to be derived through license agreements with international distributors to distribute Dolphin Films’ motion pictures in an agreed upon territory for an agreed upon time.

Other – Dolphin Films’ U.S. theatrical distributor has existing output arrangements for the distribution of productions to home entertainment, video on demand (“VOD”), pay-per-view (“PPV”), electronic sell-through (“EST”), subscription based video on demand (“SVOD”) and free and pay television markets.  The revenues expected to be derived from these channels are based on the performance of the motion picture in the domestic box office.

Project Development

During the nine months ended September 30, 2015 and during 2013 and 2014, Dolphin Films dedicated a portion of its time and resources to sourcing scripts for future development.  During the nine months ended September 30, 2015, Dolphin Films acquired the rights to a script that it intends to develop during 2016.  Dolphin Films had previously acquired the rights to several other scripts that it intends to produce during 2016 and 2017.

Expenses

Dolphin Films’ expenses consist primarily of (1) direct costs (2) impairment of capitalized production costs (3) legal and professional fees (4) management fee and (5) general and administrative expenses.

(1)
Direct costs include amortization of deferred production costs, prints and advertising costs,  residuals and other costs associated with productions.  Residuals represent amounts payable to various unions or “guilds” such as the Screen Actors Guild, Directors Guild of America and the Writers Guild of America, based on the performance of the digital production in certain ancillary markets.

(2)
Capitalized production costs are recorded at the lower of their cost, less accumulated amortization and tax incentives, or fair value.  If estimated remaining revenue is not sufficient to recover the unamortized capitalized production costs for that title, the unamortized capitalized production costs will be written down to fair value.

(3)
Legal and professional fees include fees paid to Dolphin Films’ attorneys, fees for public relations consultants, fees for general business consultants and fees paid to its sales agent for back office services.

(4)
During 2013, Dolphin Films entered into an agreement with the Company, to provide Dolphin Films with management team and back office services.  The agreement was for the term April 1, 2013 through December 31, 2014 at an annual fee of $2 million.  Pursuant to the agreement,  the Company provided a development team to source new projects, production executives to develop scripts, approve budgets and hire and liaise with the production team on individual projects during the production and post-production phases, an accounting and finance team to provide accounting services and tax compliance, legal support and domestic and international sales and sales support.  Dolphin Films was also provided with office space in Los Angeles and Miami.  The fees related to this agreement were recorded as management fees.

(5)	General and administrative expenses include overhead costs except for those included in the management fee above.

Other Expenses

Other expenses consist primarily of interest payments to the debtholders of the Loan and Security agreements entered into to finance the production of certain motion pictures and interest to a related party, Dolphin Entertainment, Inc.

RESULTS OF OPERATIONS

Year ended December 31, 2014 as compared to year ended December 31, 2013

Revenues

Revenues from production and distribution increased $0.6 million for the year ended December 31, 2014 as compared to the prior year primarily due to the recognition of revenue from international distribution agreements for the motion picture “Believe”.  The motion picture was released in the U.S. on December 25, 2013 and Dolphin Films accounted for the U.S. distribution revenues on a net basis.  The movie did not produce sufficient gross revenues in domestic box office to absorb the costs of prints and advertising (“P&A”).  Per the terms of the agreement with its domestic distributor for this motion picture, Dolphin Films provided a P&A Shortfall of $2 million based on the calculation of ultimate revenues for this film.  The revenues recorded were primarily derived from the sale of licensing rights to international territories.  Subsequent to the motion picture’s domestic release and per the terms of the international distribution contracts, Dolphin Films recorded revenues of $1.5 million and $0.9 million, respectively, for the years ended December 31, 2014 and 2013.

Expenses

For the years ended December 31, 2014 and 2013, Dolphin Films’ primary operating expenses were direct costs, impairment of capitalized production costs, legal and professional fees, general and administrative expenses and management fees.

	For the year ended December 31,
	2014	2013
Direct costs	$1,820,482	$3,273,680
Impairment of capitalized production costs	-	2,638,363
Legal and professional	2,555,974	960,230
General and administrative	809,526	78,148
Management fee	1,976,667	1,500,000
	$7,162,649	$8,450,421

Direct costs decreased by $1.5 million for the year ended December 31, 2014 as compared to the prior year, primarily due to $2 million of P&A Shortfall paid to Dolphin Films’ distributor in 2013.  Dolphin Films amortizes capitalized production cost using the individual film forecast method that uses a ratio of actual revenues over ultimate revenues expected for the production.

There were no impairments for the year ended December 31, 2014.  For the year ended December 31, 2013, Dolphin Films impaired $2.6 million of capitalized production costs of “Believe” to adjust the capitalized production costs to fair value based on the calculation of estimated ultimate revenues for the motion picture, that were less than anticipated as a result of the box office sales.

Legal and professional fees increased by $1.6 million for the year ended December 31, 2014 as compared to the prior year.  This was mainly due to $0.5 million in legal fees related to the exploration of certain and financing slate deals that were not consummated.  Dolphin Films also used the services of several consultants to assist in obtaining financing for its projects, general administrative consulting and paid a fee to an agency for assistance in finding the project “Max Steel”.  These costs were approximately $0.6 million.  In addition, Dolphin Films paid a related party a producer fee of $0.1 million.  During 2013, Dolphin Films hired an international sales agent to provide all the back office services, related to international distribution at an annual fee of $0.4 million.

General and administrative expenses increased by $0.7 million for the year ended December 31, 2014 as compared to the prior year.  This was primarily due to payments for a marketing consultant, marketing materials and public relations costs for its projects.

During the year ended December 31, 2014, management fee expense increased by $0.5 million as compared to the prior year due to a full year expense in 2014, as opposed to nine months of expense the prior year.  The contract was for an annual fee of $2 million beginning on April 1, 2013.

Other Expenses

	For the year ended December 31,
	2014	2013
Interest expense	$1,458,042	$558,952

Other expenses increased by $0.9 million for the year ended December 31, 2014 as compared to the prior year primarily due to interest incurred, net of approximately $0.4 million capitalized, on Loan and Security agreements that were entered into to purchase rights or scripts and to produce two motion pictures.

Net Loss

Net loss was approximately $7.1 million for the year ended December 31, 2014 and approximately $8.1 million for the year ended December 31, 2013.  The decrease in net loss between the years ended December 31, 2014 and 2013 was related to the factors discussed above.

RESULTS OF OPERATIONS

Nine months ended September 30, 2015 as compared to nine months ended September 30, 2014

Revenues

Revenues from production and distribution decreased by $1.46 million for the nine months ended September 30, 2015 as compared to the prior period.  The higher revenues during the nine months ended September 30, 2014, was due to the fact that the motion picture “Believe”, as discussed earlier, was newly released on December 25, 2013.  The decrease in revenue during the nine months ended September 30, 2015 was a result of the normal life cycle of motion pictures.

Expenses

For the nine months ended September 30, 2015 and 2014, our primary operating expenses were direct costs, legal and professional fees, general and administrative expenses and management fees.

	For the nine months ended September 30,
	2015	2014
Direct costs	$560,946	$2,039,731
Legal and professional	1,027,984	1,933,758
General and administrative	215,941	644,386
Management fee	-	1,476,667
	$1,804,871	$6,094,542

Direct costs decreased by $1.5 million for the nine months ended September 30, 2015 as compared to prior year.  Dolphin Films amortizes capitalized production cost using the individual film forecast method that uses a ratio of actual revenues over ultimate revenues expected for the production.  During the nine months ended September 30, 2014, Dolphin Films recorded a large part of our international distribution revenues from the motion picture “Believe”.  As a direct correlation based on the individual film forecast method of amortizing deferred production costs, the direct costs are higher.

Legal and professional fees decreased by $0.9 million for the nine months ended September 30, 2015 as compared to the prior year.  This was mainly due to $0.5 million in legal fees paid during the nine months ended September 30, 2014, related to the purchase of scripts and production and financing of certain projects.  Dolphin Films also paid a fee of approximately $0.3 million to an agency for assisting in finding the project “Max Steel”.

General and administrative expenses decreased by $0.4 million for the nine months ended September 30, 2015 as compared to the prior year.  This was primarily due payments for a marketing consulting, marketing materials and public relations costs for our projects.

During the nine months ended September 30, 2015, management fee expense decreased by $1.5 million as compared to the prior year due to a contract with a related party to provide service at an annual fee of $2.0 million. The contract was not renewed for 2015.

Other Expenses

	For the nine months ended September 30,
	2015	2014
Interest expense	$1,638,960	$1,051,534

Other expenses increased by approximately $0.6 million for the nine months ended September 30, 2015 as compared to the prior year primarily due to Loan and Security agreements that were entered into to purchase the rights or scripts and produce two motion pictures.

Net Loss

 Net loss was approximately $3.4 million for the nine months ended September 30, 2015 and approximately $5.6 million for the nine months ended September 30, 2014.  The decrease in net loss between the nine months ended September 30, 2015 as compared to September 30, 2014 was related to the factors discussed above.

LIQUIDITY AND CAPITAL RESOURCES

Cash Flows

Year ended December 31, 2014 as compared to year ended December 31, 2013

Cash flows used in operating activities increased by approximately $9.4 million from approximately $10.2 million for the year ended December 31, 2013 to $19.6 million for the year ended December 31, 2014.  This increase was mainly due to the use of funds related to capitalized production costs increasing by approximately $7 million from $6 million for the year ended December 31, 2013 to $13 million for the year ended December 31, 2014.  This increase is primarily due to the deferred production costs of its motion picture “Max Steel”.  In addition, cash flows from other current assets increased by $1.9 million for the year ended December 31, 2014 as compared with prior year, primarily due to tax incentives earned for filming “Max Steel” in North Carolina.  Accounts payable increased by approximately $0.4 million for the year ended December 31, 2014 as compared to the prior year mainly due to production costs of its motion picture.  Dolphin Films increased its cash by approximately $1.4 million with deposits received for licensing rights sold in international territories for “Max Steel”.

Cash flows from financing activities increased by approximately $4.7 million from $12.6 million for the year ended December 31, 2013 to $17.3 million for the year ended December 31, 2014.  During the year ended December 31, 2014, Dolphin Films received additional financing from a related party, Dolphin Entertainment, in the amount of $1.6 million.  In addition, Dolphin Films entered into Loan and Security agreements in the amount of $3.1 million with certain investors for the production of two motion pictures.

As of December 31, 2014 and 2013, Dolphin Films had cash of approximately $0.2 million and $2.4 million, respectively and a working capital deficit of $6.5 million and $5.1 million, respectively.

As discussed earlier, during 2013, Dolphin Films entered into an agreement with the Company, to provide Dolphin Films with management team and back office services.  The agreement was for the term April 1, 2013 through December 31, 2014 at an annual fee of $2 million.  The contract was not renewed for 2015.

Cash Flows

Nine months ended September 30, 2015 as compared to nine months ended September 30, 2014

Cash flows used in operating activities decreased by approximately $13.5 million from approximately $17.4 million for the nine months ended September 30, 2014 to $3.9 million for nine months ended September 30, 2015.  This decrease was mainly due to the use of funds related to capitalized production costs decreasing by approximately $11.1 million from $12.2 million for the nine months ended September 30, 2015 to $1.1 million for the nine months ended September 30, 2015. This decrease is primarily due to the capitalized production costs of its motion picture “Max Steel”.  In addition, cash flows from other assets decreased by $2.0 million for the nine months ended September 30, 2015 as compared with prior year, primarily due to tax incentives earned for filming “Max Steel” in North Carolina.  Cash flows used for accounts payable decreased by approximately $0.7 million for the nine months ended September 30, 2015 as compared to the prior year mainly due to production costs of our motion picture.   This was offset by a decrease in cash generated by Deferred revenues of $1.4 million for the nine months ended September 30, 2014 from deposits on international distribution agreements.

Cash flows from financing activities decreased by approximately $11.6 million from $15.4 million for the nine months ended September 30, 2014 to $3.8 million for the nine months ended September 30, 2015, mainly due to $5.4 million of proceeds from loan and security agreements and $9.1 million from proceeds of a production loan received during the nine months ended September 30, 2014.  By contrast, $1.0 million was received from loan and security agreements and $.4 million was received from production loans for the nine months ended September 30, 2015.  This was offset by an increase in cash flows from advances from related party of $1.5 million for the nine months ended September 30, 2015 as compared to prior year.

As of September 30, 2015 and 2014, we had cash of approximately $0.2 million and $0.4 million, respectively and a working capital deficit of $2.0 million and $4.8 million, respectively.

As discussed earlier, Dolphin Films intends to release “Max Steel” during the Summer of 2016.  In addition, we are working on obtaining financing to produce another movie from the scripts we already own and intend to earn producer and overhead fees from this production

Financing Arrangements

During 2013 and 2014, Dolphin Films entered into various Loan and Security agreements with individual investors totaling approximately $12 million of a total $12.5 million Dolphin Films intends to borrow to produce certain projects.  During the nine months ended September 30, 2015, we amended one of our loan and security agreements to reflect additional borrowings of $0.5 million.  Pursuant to the terms of the agreements, the investors receive all of Dolphin Films’ share of the proceeds from these projects until the principal is repaid.  The loans earn interest up to 12% per annum which is paid monthly through June 30, 2015.  In connection with the execution of each of the Loan and Security agreements, Dolphin Films granted the group of debtholders the right to participate in fifteen percent of its future profits from these projects (defined as its gross revenues of such projects less the aggregate amount of principal and interest paid for the financing of such projects) on a pro rata basis based on their loan commitment as a percentage of the total loan commitments received to fund these specific motion picture productions.  Pursuant to the terms of the agreement, Dolphin Films exercised its option to extend the maturity date to December 31, 2016 and is accruing interest of up to 13.25% (1.25% over the loan stated rate) through the maturity date or date of principal repayment.

During the year ended December 31, 2014, Dolphin Films entered into a financing deal in the amount of $10.4 million to produce “Max Steel”.  The loan is partially secured by international distribution agreements made prior to the commencement of principal photography and tax incentives.  The agreement contains repayment milestones to be made during the year ended December 31, 2015, that if not met, accrue interest at a default rate of 8.5% per annum above the published base rate of HSBC.  Pursuant to the terms of the agreement and due to delays in the release of the film, Dolphin Films has begun accruing interest.

During the nine months ended September 30, 2015, we entered into a Loan and Security agreement for $0.5 million of a total $12.5 million we intend to borrow to produce certain projects.  This is in addition to the $12.5 million discussed above and the proceeds will be used for separate projects.  As part of this $12.5 million, we agreed to enter into Loan and Security agreements with certain debtholders in the amount of approximately $8.8 million in satisfaction of a related party debt in the same amount.  Pursuant to the terms of the agreements, the investors receive all of Dolphin Films share of the proceeds from these projects until the principal is repaid. The loans earn interest up to 11.25% per annum which is paid monthly through December 31, 2016.  Dolphin Films has the option of extending the maturity date until July 31, 2018 and interest will accrue at a rate of 1.25% over the loan stated rate. Similar to the agreements above, we granted the debtholders the right to participate in fifteen percent of our future profits from these projects on a pro rata basis based on their loan commitment as a percentage of the total loan commitment received to fund the specific motion picture projects as per the agreements.  The Company intends to borrow the remaining $3.2 million to complete the $12.5 million necessary for these projects.

Based upon the exercise of the options to extend the maturities after year end, all of Dolphin Films’ debt is due during the year ended December 31, 2016.

Going Concern

Dolphin Films’ independent auditors issued an explanatory paragraph expressing substantial doubt about or ability of Dolphin Films to continue as a going concern based upon its net loss for the years ended December 31, 2014 and 2013, its accumulated deficit as of December 31, 2014 and 2013 and its level of working capital.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.  Management is planning to raise any necessary additional funds through loans and project-specific financing; however, there can be no assurance that Dolphin Films will be successful in raising any necessary additional loans or capital.

Critical Accounting Policies, Judgments and Estimates

Dolphin Films’ discussion and analysis of its financial condition and result of operations is based upon its consolidated financial statements, which have been prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

The preparation of these consolidated financial statements requires Dolphin Films to make estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and the related disclosure of contingent assets and liabilities.  Dolphin Films bases its estimates on historical experience and on various other assumptions that Dolphin Films believes are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources.  Actual results may differ from these estimates.

An accounting policy is considered to be critical if it requires an accounting estimate to be make based on assumptions about matters that are highly uncertain at the time the estimate is made, and if different estimates that could have been used, or changes in the accounting estimate that are reasonably likely to occur, could materially impact the consolidated financial statements.  Dolphin Films believes that the following critical accounting policies reflect the more significant estimates and assumptions used in the preparation of the consolidated financial statements.  These policies have been followed for the nine months ended September 30, 2015.

Capitalized Production Costs

Capitalized production costs represent the costs incurred to develop and produce a motion picture.  These costs primarily consists of salaries, equipment and overhead costs, as well as the cost to acquire rights to scripts.  Motion picture costs are stated at the lower of cost, less accumulated amortization and tax credits, if applicable or fair value.  These costs are capitalized in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 926-20-50-2 “Other Assets – Film Costs”.  Unamortized capitalized production costs are evaluated for impairment each reporting period in a title by title basis.  If estimated remaining revenue is not sufficient to recover the unamortized capitalized production costs for that title, the unamortized capitalized production costs will be written down to fair value.

Dolphin Films is responsible for certain contingent compensation, known as participations, paid to certain creative participants such as writers, directors and actors.  Generally, these payments are dependent on the performance of the motion picture and are based on factors such as total revenue as defined per each of the participation agreements.  Dolphin Films is also responsible for residuals, which are payments based on revenue generated from secondary markets and are generally paid to third parties pursuant to a collective bargaining, union or guild agreement.  These costs are accrued to direct operating expenses as the revenues, as defined in the participation agreements, are achieved and as sales to the secondary markets are made triggering the residual payment.

Due to the inherent uncertainties involved in making such estimates of ultimate revenues and expenses, these estimates are likely to differ to some extent in the future from actual results.  Dolphin Films’ management regularly reviews and revises when necessary its ultimate revenue and cost estimates, which may result in a change in the rate of amortization of film costs and participations and residuals and/or write-down of all or a portion of the unamortized deferred production costs to its estimated fair value.  Dolphin Films’ management estimates the ultimate revenue based on existing contract negotiations with domestic distributors and international buyers as well as management’s experience with similar productions in the past.

An increase in the estimate of ultimate revenue will generally result in a lower amortization rate and, therefore, less amortization expense of deferred productions costs, while a decrease in the estimate of ultimate revenue will generally result in a higher amortization rate and, therefore, higher amortization expense of capitalized production costs, and also periodically results in an impairment requiring a write-down of the capitalized production costs to fair value.  These write-downs are included in production expense within its consolidated statements of operations.  There were no impairments for the year ended December 31, 2014 and Dolphin Films impaired $2.6 million of capitalized production costs during the year ended December 31, 2013.

Revenue Recognition

Revenue from feature films is recognized in accordance with guidance of FASB ASC 926-60 “Revenue Recognition – Entertainment-Films”.  Revenue from the theatrical release of feature films is recognized at the time of exhibition based on its participation in box office receipts.  Revenue from the sale of DVDs and Blu-ray discs in the retail market, net of an allowance for estimated returns and other allowances, is recognized on the later of receipt by the customer or “street date” (when it is available for sale by the customer).  Under revenue sharing arrangements, including digital and EST arrangements, such as download-to-own, download-to-rent, video-on-demand, and subscription video-on-demand, revenue is recognized when Dolphin Films is entitled to receipts and such receipts are determinable. Revenue from sales to international territories are recognized when access to the feature film has been granted or delivery has occurred, as required under the contract, and the right to exploit the feature film has commenced. Cash received and amounts billed in advance of meeting the criteria for revenue recognition is classified as deferred revenue.

Income Taxes

Deferred taxes are recognized for the future tax effects of temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases using tax rates in effect for the years in which the differences are expected to reverse.  The effects of changes in tax laws on deferred tax balances are recognized in the period the new legislation in enacted.  Valuation allowances are recognized to reduce deferred tax assets to the amount that is more likely than not to be realized.  In assessing the likelihood of realization, management considers estimates of future taxable income.  Dolphin Films calculates its current and deferred tax position based on estimates and assumptions that could differ from the actual results reflected in income tax returns filed in subsequent years.  Adjustments based on filed returns are recorded when identified.

Tax benefits from an uncertain tax position are only recognized if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.  The tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate resolution.  Interest and penalties related to unrecognized tax benefits are recorded as incurred as a component of income tax expense.

Recent Accounting Pronouncements

Recent accounting pronouncements that we have adopted or will be required to adopt in the future are summarized below.

In May 2014, the FASB issued an accounting standard update relating to the recognition of revenue from contracts with customers, which will supersede most current U.S. GAAP revenue recognition guidance, including industry-specific guidance.  The core principle is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration for which the entity expects to be entitled in exchange for those goods or services.  The new revenue recognition standard provides a five-step analysis of transactions to determine when and how revenue is recognized.  The guidance will be effective for our fiscal year beginning January 1, 2018, and can be applied either retrospectively or under a cumulative-effect transition method.  We are currently evaluating the impact that the adoption of this new guidance will have on our consolidated financial statements.

Other recent Accounting Standards Updates not effective until after September 30, 2015 are not expected to have a significant effect on our consolidated financial position or results of operations.

Off-Balance Sheet Arrangements

As of September 30, 2015 and for the years ended December 31, 2014 and 2013, Dolphin Films did not have any off-balance sheet arrangements.

PROPOSAL 2 – APPROVAL OF THE CREATION OF SERIES C CONVERTIBLE PREFERRED STOCK AND AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMPANY COMMON STOCK FROM 200,000,000 TO 400,000,000

The Board has approved amendments to the Articles of Incorporation to create the Series C Convertible Preferred Stock and to increase the number of authorized shares of Common Stock from 200,000,000 to 400,000,000, effective as of the Effective Time of the Merger.  The amendments will be effected, if at all, by the filing of amendments to the Articles of Incorporation with the Secretary of State of the State of Florida.

Creation of Series C Convertible Preferred Stock

The Board has approved the creation of the new Series C Convertible Preferred Shares to be issued as part of the consideration for the Merger. The Series C Convertible Preferred Stock will have certain rights and obligations as will be set forth in its Certificate of Designation in the form set forth as Annex B to this proxy statement, including automatic conversion upon the occurrence of certain events and the right to conversion upon the Company satisfying an optional conversion threshold (defined on page 34). This is intended to reduce the dilutive impact of the proposed merger on currently outstanding shares of Common Stock unless and until the Company achieves certain post-merger performance targets. The Series C Convertible Preferred Stock will also have anti-dilution protections, super voting rights and the ability to vote as a class with the Common Stock on any matters on which the Common Stock is entitled to vote. For a further description of the Series C Convertible Preferred Stock, please see the section titled “The Merger Consideration – Series C Convertible Preferred Stock” beginning on page 34 of this proxy statement.

Increase of Authorized Shares

We are currently authorized to issue an aggregate of 200,000,000 shares of Common Stock.  As of [•] there were outstanding 81,892,352 shares of Common Stock, 21,000,000 unissued shares of Common Stock reserved for issuance upon the exercise of outstanding warrants, 12,656,000 reserved upon conversion of a convertible note in the amount of $3,164,000, and 4,171,012 reserved upon exercise of Series A Convertible Preferred Stock currently outstanding, leaving approximately 80,280,636 shares of Common Stock unissued and unreserved.  As consideration for the Merger, we plan to issue 2,300,000 shares of Series B Convertible Stock exercisable into an aggregate of 43,700,000 shares of Common Stock and 1,000,000 shares of Series C Convertible Stock exercisable into an aggregate of 1,000,000 shares of Common Stock.  In addition, in connection with the Merger, we entered into a Preferred Stock Exchange Agreement with T Squared pursuant to which we agreed to issue, at the Effective Time of the Merger, 1,000,000 shares of Series B Convertible Preferred Stock to T Squared in exchange for 1,042,753 shares of Series A Convertible Preferred Stock previously issued to T Squared.  Upon consummation of the Merger, T Squared’s 1,000,000 shares of Series B Convertible Preferred Stock will be exercisable into 19,000,000 shares of Common Stock.

To ensure that a sufficient number of shares of Common Stock will be available for issuance by us in connection with the Merger, including for any issuances as a result of anti-dilution protections, and for our future business needs, the Board has approved, subject to shareholder approval, an amendment to the Articles of Incorporation, in the form set forth as Annex C, to increase the number of shares of Common Stock authorized for issuance from 200,000,000 to 400,000,000.  The additional shares of authorized Common Stock would be identical to the shares of Common Stock now authorized and outstanding.

Risks Associated with the Proposed Amendments to the Articles of Incorporation

Increase of Authorized Shares

If this amendment is approved, and the number of authorized shares of the Company is increased, any subsequent issuance of additional shares, including such as is contemplated by the Merger Agreement, would increase the number of outstanding shares of Common Stock and would dilute the percentage ownership, voting power and earnings per share with respect to such shares, of existing shareholders.

Creation of Series C Convertible Preferred Stock

For a period of five years from the date of issuance, the Series C Convertible Preferred Stock will have certain anti-dilution protections.  Upon specified triggers, the number of shares of Common Stock into which Series C Convertible Preferred Stock held by Mr. O'Dowd (or any entity directly or indirectly controlled by Mr. O'Dowd) can be converted will be increased such that the total number of shares of Common Stock held by such persons (based on the number of shares of Common Stock held as of the date of issuance) will be preserved at the same percentage of shares of Common Stock outstanding currently held by such persons, which currently is approximately 53% of the shares of Common Stock outstanding. Your ownership interest may be further diluted if there are any additional issuances of Common Stock as a result of these anti-dilution protections. In addition, holders of Series C Convertible Preferred Stock will have super voting rights of three votes per preferred share, and will be entitled to vote together with the Common Stock holders on any matter on which Common Stock holders are entitled to vote. As a result, the voting power of our shareholders will be diluted. For a further discussion of the risks associated with the issuance of the Series C Convertible Preferred Stock, please see the section titled “Risk Factors –”Our shareholders’ ownership percentage after the Merger will be diluted” and “The Series C Convertible Preferred Stock will have anti-dilution protections and voting rights that may adversely affect our shareholders,” beginning on page 22 of this proxy statement.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the proposal to amend the Articles of Incorporation to create the Series C Convertible Preferred Stock and to increase the number of authorized shares of Common Stock of the Company from 200,000,000 to 400,000,000, effective as of the effective time of the Merger.

PROPOSAL 3 – ELECTION OF DIRECTORS

Under our Bylaws, directors are elected at Annual Meetings or until their successors are elected and qualified.  Our current directors are Messrs.  William O’Dowd, IV, Michael Espensen, Nelson Famadas, Nicholas Stanham and Ms. Mirta A. Negrini.  The Board of Directors recommends that each of our current directors be nominated for re-election, each to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified, and each has consented to serve.

We believe that each of these individuals possesses the experience, skills and qualities to fully perform his or her duties as a director and contribute to our success.  As more specifically described in the biographies set forth below, our directors and director nominees possess relevant knowledge and experience, industry-specific and otherwise, in the family entertainment, Internet networking, legal, and business fields, which we believe enhances the Board’s ability to oversee, evaluate and direct our overall corporate strategy.  In addition, our directors were nominated because each is of high ethical character, accomplished in his or her field with solid credentials and recognition, has the ability to exercise sound business judgment, and is able to dedicate sufficient time to fulfilling his or her obligations as a director.  Each director’s and director nominee’s principal occupation and other pertinent information about particular experience, qualifications, attributes and skills that led the Board to conclude that such person should serve as a director, is described below.

William O’Dowd, IV, 46, has served as our Chief Executive Officer and Chairman of the Board of Directors since June 2008.  Mr. O’Dowd founded Dolphin Entertainment, Inc. in 1996 and has served as its President since that date.  Dolphin Entertainment is an entertainment company specializing in children’s and young adult’s live-action programming.  In July 2011 the Company purchased from Dolphin Entertainment, Inc. an exclusive option to acquire certain rights in and to the script for a motion picture.

Qualifications.  The Board nominated Mr. O’Dowd based on his significant industry experience including having founded Dolphin Entertainment, a leading entertainment company specializing in children’s and young adult’s live-action programming.

Michael Espensen, 64, has served as a Director of the Company since June 2008.  From 2009 to present, Mr. Espensen has served as Chairman of the Board of Keraplast Technologies, LLC (“Keraplast”), a private multi-million dollar commercial-stage biotechnology company.  From 2009 to 2014, Mr. Espensen served as Chief Executive Officer of Keraplast.  While serving as Chief Executive Officer, Mr. Espensen was responsible for overseeing and approving Keraplast’s annual budgets and financial statements.  Mr. Espensen is also a producer and investor in family entertainment for television and feature films.  Between 2006 and 2009, Mr. Espensen was Executive or Co-Executive Producer of twelve made-for-television movies targeting children and family audiences.  As Executive Producer, he approved production budgets and then closely monitored actual spending to ensure that productions were not over budget.  Mr. Espensen has also been a real estate developer and investor for over thirty years.

Qualifications.  The Board nominated Mr. Espensen to serve as a director of the Board because of his business management and financial oversight experience both as the current Chairman and former Chief Executive Officer of a multi-million dollar company and as a former Executive Producer in the made-for-television movie industry, as well as his valuable knowledge of our industry.

Nelson Famadas, 43, has served as the Senior Vice President of National Latino Broadcasting (“NLB”) since July 2011.  NLB is an independent Hispanic media company that owns and operates two satellite radio channels on SiriusXM.  Mr. Famadas is responsible for all sales, operations, programming, and marketing efforts at NLB.  From July 2010 to March 2012, Mr. Famadas served as our Chief Operating Officer, where he was responsible for daily operations including public filings and investor relations.  Mr. Famadas began his career at MTV Networks, specifically MTV Latin America, ultimately serving as New Business Development Manager.  From 1995 through 2001, he co-founded and managed Astracanada Productions, a television production company that catered mostly to the Hispanic audience, creating over 1,300 hours of programming.  As Executive Producer, he received a Suncoast EMMY in 1997 for Entertainment Series for A Oscuras Pero Encendidos.  From 2002 through 2009, Mr. Famadas served as President of Gables Holding, a fully-diversified real estate development company.

Qualifications.  The Board nominated Mr. Famadas to serve as a director of the Board because of his significant prior management experience as a co-founder and former manager of a television production company, as well as his current management experience with a broadcasting company.

Mirta A. Negrini, 51, has served as our Chief Financial and Operating Officer since October 2013.  Ms. Negrini has over thirty years of experience in both private and public accounting.  Immediately prior to joining the Company, she served since 1996 as a named partner in Gilman & Negrini, P.A., an accounting firm of which Dolphin Digital Media, Inc. was a client.  Ms. Negrini is a Certified Public Accountant licensed in the State of Florida.

Qualifications.  The Board nominated Ms. Negrini to serve as a director of the Board because of her significant accounting experience gained as a named partner at an accounting firm of which the Company was a client prior to Ms. Negrini’s employment.

Nicholas Stanham, Esq., 47, is a founding partner of R&S International Law Group, LLP in Miami, Florida, which was founded in January 2008.  His practice is focused primarily in real estate and corporate structuring.  Mr. Stanham has approximately 20 years of experience in real estate purchases and sales of residential and commercial properties.  Since 2004, Mr. Stanham has been a member of the Christopher Columbus High School Board of Directors.  In addition, he serves as a director of ReachingU, a foundation that promotes initiatives and supports organizations that offer educational opportunities to Uruguayans living in poverty.

Qualifications.  The Board nominated Mr. Stanham to serve as a director of the Board because of his experience as a founding partner at a law firm as well as his business management experience at that firm.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” each of the director nominees.

CORPORATE GOVERNANCE

Controlled Company

Our President, Chairman and Chief Executive Officer, Mr. O’Dowd controls a majority of the voting power of our outstanding Common Stock.  As a result, we would be a “controlled company” if our shares were listed under the NASDAQ stock market (“NASDAQ”) corporate governance standards.   As a controlled company, exemptions under the standards would free us from the obligation to comply with certain corporate governance requirements, including the requirements:

•	that a majority of our Board consists of “independent directors,” as defined under the rules of the NASDAQ;

•
that we have, to the extent applicable, a corporate governance and nominating committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities;

•	that we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

•	for an annual performance evaluation of the nominating and governance committees and compensation committee.

If our shares were listed on NASDAQ, we would fall within the “controlled company” exception which does not require us to have a corporate governance, nominating or compensation committee.  We have complied with the requirements of Rule 10A-3 of the Exchange Act by forming, in 2014, an audit committee comprised of independent directors.

Board Leadership Structure and Role in Risk Oversight

Our Board has not adopted a formal policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and instead the Board remains free to make this determination in a manner it deems most appropriate for the Company.  Currently, the Company combines the positions of Chief Executive Officer and Chairman of the Board.  We believe that the combined role of Chief Executive Officer and Chairman of the Board promotes strategy development and execution.  Mr. O’Dowd currently serves as Chief Executive Officer and Chairman of the Board.  We believe Mr. O’Dowd is suited to serve both roles, because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy.  Currently, the Board does not perform a risk oversight function.

Board Meetings

During the last fiscal year, the Board held a total of two meetings.  Each director, with the exception of Mr. Espensen who could not attend one meeting for personal reasons, participated in all of the meetings of the Board during 2014.  It is the policy of the Board to encourage its members to attend the Company’s Annual Meeting of Shareholders when held.  All members of the Board in 2014 were present at the 2014 Annual Meeting of Shareholders.

Director Independence

We are not listed on a national securities exchange; however, we have elected to use the definition of independence under the NASDAQ listing requirements in determining the independence of our directors and nominees for director.  In October 2015, the Board undertook a review of director independence, which included a review of each director and director nominee for director’s response to questionnaires inquiring about any relationships with us.  This review was designed to identify and evaluate any transactions or relationships between a director or any member of his immediate family and us, or members of our senior management or other members of our Board of Directors, and all relevant facts and circumstances regarding any such transactions or relationships.  Based on its review, the Board determined that Messrs. Espensen, Famadas and Stanham are independent.

Board Committees

Our Board did not appoint a compensation committee or nominating committee in 2014.  The roles and responsibilities of a compensation committee and nominating committee were conducted by the full Board.

Audit Committee

In 2014, following the Annual Meeting of Shareholders, the Board formed an Audit Committee comprised of the following independent directors:

Michael Espensen – Chair

Nicholas Stanham – Member

In December 2014, the Board adopted an Audit Committee Charter setting forth the responsibilities of the Audit Committee which can be found at our website at www.dolphindigitalmedia.com.  Pursuant to its charter, the Audit Committee is responsible for establishing our audit policies, selecting our independent auditors and overseeing the engagement of our independent auditors.  The Audit Committee Chairman reports on Audit Committee actions and recommendations at Board meetings.  The Board has determined that each member of the Audit Committee meets the independence requirements under NASDAQ’s Marketplace Rules and the enhanced independence standards for audit committee members required by the Securities and Exchange Commission (the “SEC”).  In addition, the Board has determined that Mr. Espensen meets the requirements of an audit committee financial expert under the rules of the SEC.

The Audit Committee did not meet in 2014 following its appointment.  However, in 2015, the Audit Committee of the Board held three meetings, which were all attended by each member.

Code of Ethics

The Board has adopted our Amended and Restated Code of Ethics for Senior Financial Officers (“Code of Ethics”).  We plan to periodically revise our Code of Ethics to reflect best corporate governance practices and changes in applicable rules.  Our Code of Ethics sets forth standards of conduct applicable to our Chief Executive Officer and our Chief Financial and Operating Officer to promote honest and ethical conduct, proper disclosure in the Company’s periodic filings, and compliance with applicable laws, rules and regulations.  Our Code of Ethics is available to view at our website, www.dolphindigitalmedia.com, under the Investor Relations section.  We intend to provide disclosure of any amendments or waivers of our Code of Ethics on our website within four business days following the date of the amendment or waiver.

Certain Relationships and Related Transactions

On October 14, 2015, we entered into an Agreement and Plan of Merger pursuant to which we plan to acquire Dolphin Films, Inc., a wholly owned subsidiary of Dolphin Entertainment, which is wholly owned by our CEO, Mr. O’Dowd.  We plan to consummate the Merger in the first quarter of 2016.  As consideration for the Merger, we plan to issue 2,300,000 shares of Series B Convertible Preferred Stock and 1,000,000 shares of Series C Convertible Preferred Stock to Dolphin Entertainment. As a result, Mr. O’Dowd will indirectly own the shares of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock to be issued as consideration for the Merger.

On April 1, 2013, we entered into an agreement with a company that is indirectly, wholly owned by our CEO.  We were responsible for rendering management and production services to the related party.  The terms of the agreement were for a period between April 1, 2013 and December 31, 2014 for an annual fee of $2,000,000.  The agreement was not subsequently renewed.

On December 31, 2011, we signed an unsecured Revolving Promissory Note with Mr. O’Dowd in the amount of $2,120,623 with an interest rate of 10% per annum.  Mr. O’Dowd has the right at any time to demand that all outstanding principal and accrued interest be repaid with a ten day notice to us.  During the years ended December 31, 2014 and 2013, respectively, Mr. O’Dowd loaned the Company $166,000 and $2,500,000 and was repaid $2,096,856 and $238,000 of principal.  Interest payments on the note, totaling $202,897, were made during 2013.  During the years ended December 31, 2014 and 2013, $368,709 and $390,263 was expensed in interest.  We recorded accrued interest of $786,007 and $417,298 on our consolidated balance sheets as of December 31, 2014 and 2013, respectively.

On September 7, 2012, we entered into an employment agreement with Mr. O’Dowd for a period of three years effective January 1, 2012.  The agreement was for annual salary of $250,000 and a one- time bonus of $1,000,000.  Unpaid compensation accrues interest at a rate of 10% per annum.  Pursuant to the terms of the agreement, our CEO notified us on December 31, 2014, that he would renew his employment contract for a period of two years effective January 1, 2015.  As of December 31, 2014 and 2013, we had recorded $336,633 and $175,120, respectively of accrued interest and $1,750,000 and $1,500,000, of accrued compensation related to this agreement.  We recorded $161,513 and $136,547 of interest expense for the years ended December 31, 2014 and 2013.

On December 31, 2011, we executed an unsecured Promissory Note in favor of Mr. Espensen in the amount of $104,612 bearing interest at 10% per annum and payable on demand.  On the same day, we issued a payment in the amount of $14,612 to reduce the principal.  The Company completed making payments of principal and interest in August 2014 and paid $104,612 in principal and $16,389 of interest over the life of the loan.

On March 10, 2010 we issued to T Squared Investments, LLC (“T Squared”) Warrant “E” for 7,000,000 shares of our common stock at an exercise price of $0.25 per share.  On September 13, 2012, the expiration date of Warrant “E” was extended to September 13, 2015.  On September 13, 2012, we also issued Warrant “F”, which is for 7,000,000 shares of our common stock, with an exercise price of $0.25 per share.  T Squared can continually pay us an amount of money to reduce the exercise price of Warrant “F” until such time as the exercise price of Warrant “F” is effectively $0.0001 per share.  At such time, T Squared will have the right to exercise Warrant “F” via a cashless provision.  T Squared did not make any payments during the years ended December 31, 2014 and 2013 to reduce the exercise price of the warrants.  T Squared may not exercise such warrant if post the exercise, T Squared would be above a 9.99% ownership level of the Company.  On October 16, 2015, we entered into a Preferred Stock Exchange Agreement with T Squared, pursuant to which we agreed to issue 1,000,000 shares of Series B Convertible Preferred Stock to T Squared in exchange for 1,042,753 shares of previously issued Series A Convertible Preferred Stock.  The Series A Convertible Preferred Stock were exercisable into four shares of Common Stock with a liquidation value of $1.00 per share, whereas the Series B Convertible Preferred Stock are exercisable into nineteen shares of Common Stock with a liquidation value of $0.10 per share.

Director Compensation

During 2014 and 2015, we did not pay any compensation to any of our directors in connection with their service on our Board.

Involvement in Certain Legal Proceedings

No director or director nominee is a party to any legal proceeding adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Arrangements

No director or director nominee has an arrangement or understanding between the director or director nominee and any other person (other than an understanding with directors or officers of the Company acting solely in their capacity as such) pursuant to which such individual was selected as a director or nominee.  In addition, there are no family relationships between any of our directors, director nominees or executive officers.

EXECUTIVE COMPENSATION

The following table presents summary information for the fiscal years ended December 31, 2014 and 2013 concerning compensation earned for services rendered in all capacities by our Chief Executive Officer and our Chief Financial and Operating Officer.

Summary Compensation Table

					Stock	Option	All Other
		Salary	Bonus		Awards	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)		($)	($)	($)(1)	($)
William O’Dowd, IV	2014	250,000	-		-	-	578,615 (3)	825,128
Chairman, President and Chief Executive Officer (2)	2013	250,000	-		-	-	563,240 (4)	813,240

Mirta Negrini (5)	2014	150,000	-	-		-	-	150,000
Chief Financial and Operating Officer	2013	37,500	-	-		-	-	37,500

(1)   The amounts in this column include amounts paid to Mr. O’Dowd for life insurance, interest accrued on compensation outstanding pursuant to Mr. O’Dowd’s employment agreement and interest accrued on the Revolving Promissory Note dated December 31, 2011 in favor of Mr. O’Dowd.  For additional information on the applicable provisions in Mr. O’Dowd’s employment agreement and the Revolving Promissory Note, please see “Certain Relationships and Related Transactions, and Director Independence” beginning on page 25 of the annual report on Form 10-K filed April 15, 2015.

(2)   We entered into an employment agreement with Mr. O’Dowd for the period January 1, 2012 to December 31, 2014.  Pursuant to the terms of the agreement, we accrued $250,000 in compensation for each of the years ended December 31, 2014 and 2013, respectively.  Mr. O’Dowd did not receive any payments related to this compensation.  On December 31, 2014, the Company and Mr. O’Dowd renewed the employment agreement for an additional two-year term beginning January 1, 2015.

(3)   This amount includes life insurance in the amount of $48,393, interest accrued on compensation outstanding in the amount of $161,513 and interest accrued on the Revolving Promissory Note in the amount of $368,709 for the fiscal year ended December 31, 2014.

(4)   This amount includes life insurance in the amount of $36,430, interest accrued on compensation outstanding in the amount of $136,547 and interest accrued on the Revolving Promissory Note in the amount of $390,263 for the fiscal year ended December 31, 2013.

(5) We appointed Ms. Negrini as Chief Financial and Operating Officer effective October 21, 2013 at an annual salary of $150,000.

Outstanding Equity Awards at Fiscal Year-End

None of the executive officers named in the table above had any outstanding equity awards as of December 31, 2014 and 2013.

Employment Agreements

William O’Dowd

On September 7, 2012, we entered into an employment agreement with our Chief Executive Officer, Mr. O’Dowd.  The employment agreement was effective January 1, 2012 to December 31, 2014 and will continue for an initial term of three years, thereafter, subject to a two -year renewal at the option of the CEO.  On December 31, 2014, Mr. O’Dowd notified us that he was renewing his employment agreement for a period of two years, effective January 1, 2015.  The agreement states that Mr. O’Dowd will receive annual compensation of $250,000.  In addition, Mr. O’Dowd is entitled to an annual discretionary bonus as determined our Board of Directors.  Mr. O’Dowd waived his right to receive any annual discretionary bonus for the year ended 2013.  Mr. O’Dowd is eligible to participate in all of our benefit plans offered to our employees.  Mr. O’Dowd received a signing bonus of $1,000,000 as consideration for entering into the agreement and waiving any claim to compensation for services rendered prior to the agreement. Any compensation due to Mr. O’Dowd under the agreement and unpaid and accrued by us will accrue interest on the principal amount at a rate of 10% per annum from the date of the agreement until it is paid.

Our employment agreement with Mr. O’Dowd provides for severance payments under certain circumstances.  The material terms of the severance provisions are as follows:

Termination by the Company for Cause

In the event of a termination for Cause, Mr. O’Dowd shall receive base salary and benefits through the date of termination only, together with any bonus that has been earned as of that date.  “Cause” is defined as:

(1) a material violation of any of the material provisions of the employment agreement, or the material rules, policies, and/or procedures of the Company, or commission of any material act of fraud, misappropriation, breach of fiduciary duty or theft against or from the Company, if such violation is not cured as soon as is reasonably practical, and in any event within sixty (60) days after written notice from the Company.

(2) a material violation of any law, rule or regulation of a governmental authority or regulatory body with jurisdiction over the Company or Mr. O’Dowd relative to the conduct of Mr. O’Dowd in connection with the Company’s business or its securities, if such material violation is not cured as soon as is reasonably practical, and in any event within sixty (60) days after written notice from the Company.

(3) the conviction of Mr. O’Dowd of a felony under the laws of the United States of America or of any state.

Termination by the Company Other than for Cause

The Company may terminate Mr. O’Dowd’s employment in its sole discretion at any time; provided, however, that in the event such termination is not due to death, disability or Cause, as each is defined in the employment agreement, the Company may terminate the employment agreement upon three (3) months’ prior written notice.  If Mr. O’Dowd is terminated other than for Cause, he will be entitled to receive any bonus that he earned as of the date of termination, plus base salary only (i.e. no fringe benefits, additional bonus, or other compensation) for the one year period following termination.

Voluntary Termination

If Mr. O’Dowd voluntarily terminates his employment, he shall receive base salary and benefits through the date of termination only, together with any bonus that he earned as of that date.

Change in Control

If, within one year after a Change in Control the Company terminates Mr. O’Dowd’s employment with the Company other than for cause, or if Mr. O’Dowd voluntarily terminates his employment, Mr. O’Dowd will receive:

(1) an amount equal to the sum of (A) his aggregate base salary (at the rate most recently determined) for a period equal to the remainder of the term (the “Severance Period”), and (B) an amount equal to the greater of (i) his bonus payment for the year preceding the date of termination, and (ii) the annual average of his bonus payment during the two (2) years immediately preceding the date of termination, in a lump sum within 30 days after the date of termination.

(2) any and all benefits accrued under any incentive plans and benefit plans to the date of his termination.  The amount, form and time of payment of such benefits shall be determined by the terms of such incentive plans and benefit plans, and for purposes of such plans, Mr. O’Dowd’s employment shall be deemed to have terminated by reason of retirement.

(3) continued coverage under health, dental, disability, accident and life insurance plans or arrangements made available by the Company in which he or his dependents were participating immediately prior to the date of his termination as if he continued to be an employee of the Company, provided that, if participation in any one or more of such plans and arrangements is not possible under the terms thereof, the Company will provide substantially identical benefits.

“Change in Control” is defined as (i) the ownership by any entity, person, or group of beneficial ownership, as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, other than Mr. O’Dowd, of more than 40% of the outstanding capital stock of the Company entitled to vote for the election of directors (“Voting Stock”), (ii) the effective time of (a) a Merger or consolidation of the Company with one or more other corporations as a result of which the holders of the outstanding Voting Stock of the Company immediately prior to such Merger hold less than 80% of the Voting Stock of the surviving or resulting corporation, or (b) a transfer of all or substantially all of the property of the Company other than to an entity of which the Company owns at least 80% of the Voting Stock, or (iii) the election to the Board of Directors of the Company, without the recommendation or approval of the incumbent Board of Directors of the Company, of the lesser of (a) three independent directors or (b) directors constituting a majority of the number of directors of the Company then in office.

Mr. O’Dowd’s employment agreement also contains non-compete and non-disclosure provisions.

Mirta Negrini

On October 21, 2013, the Company appointed Ms.  Negrini as its Chief Financial and Operating Officer, at an annualized salary of $150,000.  The terms of Ms. Negrini’s employment do not provide for any payments in connection with her resignation, retirement or other termination, or a change in control, or a change in her responsibilities following a change in control.

PROPOSAL 4 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed BDO USA, LLP (“BDO”) to continue to serve as our independent registered public accounting firm for the 2015 fiscal year.  BDO has served as our independent registered public accounting firm since May 2014.  In the event our shareholders do not ratify the appointment, the appointment may be reconsidered by the Audit Committee.  Ratification of the appointment of BDO to serve as our independent registered public accounting firm for the 2015 fiscal year will in no way limit the Audit Committee’s authority to terminate or otherwise change the engagement of BDO for the 2015 fiscal year.

We expect a representative of BDO to attend the Annual Meeting.  The representative will have an opportunity to make a statement if he or she desires and also will be available to respond to appropriate questions.

The following table shows the fees that we were billed for audit and other services provided by our independent auditors for the periods set forth.

Fees Paid to BDO

We were billed for professional services provided with respect to fiscal years 2013 and 2014 by BDO in the amounts set forth in the table below.

	Year Ended 12/31/2014	Year Ended 12/31/2013
Audit Fees(1)	$95,000	$102,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$95,000	$102,000

(1)Audit Fees— this category includes the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Form 10-Q Quarterly Reports and services that are normally provided by the independent auditors in connection with engagements for those fiscal years.

The Audit Committee reviews, and in its sole discretion, pre-approves our independent auditors’ annual engagement letter including proposed fees and all audit and non-audit services provided by the independent auditors.  Accordingly, all services described under “Audit Fees”, “Audit-Related Fees”, “Tax Fees” and “All Other Fees” were pre-approved by our Audit Committee.  The Audit Committee has not implemented a policy or procedure which delegates the authority to approve, or pre-approve, audit or permitted non-audit services to be performed by BDO.  The Board may not engage the independent auditors to perform the non-audit services proscribed by law or regulation.

Consistent with these policies and procedures, the Audit Committee approved all of the services rendered by BDO during fiscal year 2015, as described above.

Audit Committee Report

The Audit Committee oversees the accounting and financial reporting processes of the Company on behalf of the Board of Directors.  Management has primary responsibility for our financial statements, financial reporting process and internal controls over financial reporting.  The independent auditors are responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and evaluating the effectiveness of internal controls and issuing reports thereon.  The Audit Committee’s responsibility is to select the independent auditors and monitor and oversee the accounting and financial reporting processes of the Company, including our internal controls over financial reporting, and the audits of the financial statements of the Company.

Since it was formed in December 2014, the Audit Committee met and held discussions with management and the independent auditors.  In the discussions related to the Company’s financial statements for fiscal year 2014, management represented to the Audit Committee that such financial statements were prepared in accordance with U.S. generally accepted accounting principles.  The Audit Committee reviewed and discussed with management and the independent auditors the financial statements for fiscal year 2014, management’s annual report on internal control over financial reporting, the results of the independent auditor’s testing and the evaluation of the Company’s internal control over financial reporting and the independent auditor’s attestation report regarding management’s assessment of internal control over financial reporting.

In fulfilling its responsibilities, the Audit Committee discussed with the independent auditors those matters required to be discussed by the auditors with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board.  In addition, the Audit Committee received from the independent auditors the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence, and the Audit Committee discussed with the independent auditors that firm’s independence.  In connection with this discussion, the Audit Committee also considered whether the provision of services by the independent auditors not related to the audit of the Company’s financial statements for fiscal year 2014 is compatible with maintaining the independent auditors’ independence.  The Audit Committee’s policy requires that the Audit Committee approve any audit or permitted non-audit service proposed to be performed by its independent auditors in advance of the performance of such service.

Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the written disclosures and letter of the independent auditors provided to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2014 be included in the Company’s annual report on Form 10-K, for filing with the SEC.

The Audit Committee Michael Espensen Nicholas Stanham

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report above shall not be incorporated by reference into this proxy statement.

PROPOSAL 5 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by SEC rules, we are asking shareholders to approve, on a non-binding advisory basis, the 2015 compensation to our named executive officers as described in the section titled “Executive Compensation” beginning on page 68 of this proxy statement.

We believe that compensation is an important tool to further our long-term goal of creating shareholder value.  The Board of Directors is asking shareholders to cast a non-binding, advisory vote indicating their approval of that compensation by voting “FOR” the following resolution:

“RESOLVED, that the shareholders of Dolphin Digital Media, Inc. APPROVE, on an advisory basis, the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, compensation tables and narrative discussion set forth in the Company’s 2015 Meeting proxy statement.”

This is a non-binding advisory vote.  Our Board will consider our executive compensation to have been approved if the proposal receives more votes cast “For” than “Against”.  While this vote is advisory and non-binding, our Board of Directors and Compensation Committee will review the voting results and consider shareholder concerns in their continuing evaluation of our compensation program.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” adoption of the resolution approving the compensation of our named executive officers.

PROPOSAL 6 – ADVISORY VOTE ON FREQUENCY OF

SHAREHOLDER VOTE ON EXECUTIVE COMPENSATION

In addition to providing shareholders with the opportunity to cast a say-on-pay advisory vote, we are also providing shareholders with the opportunity to cast a non-binding advisory vote on whether the advisory vote on executive compensation should occur every three, two or one year.  We have included this proposal pursuant to the requirements of Section 14A of the Exchange Act and related SEC rules.  You have the option to vote for any of the three options, or to withhold from casting a vote.

The Board believes that a frequency of “every one year” for the say-on-pay vote on executive  compensation is the best approach for the Company because it will allow our shareholders to provide timely, direct input on our executive compensation disclosed in the proxy statement each year.  The Board has determined that an annual vote is therefore consistent with the Company’s interest in obtaining your input on executive compensation matters.  The vote is advisory, which means that the vote is not binding on us or our Board.

Shareholders are being asked to vote on the following resolution:

“RESOLVED, that the shareholders of Dolphin Digital Media, Inc. determine, on an advisory basis, that the frequency with which the shareholders of Dolphin Digital Media, Inc. shall have an advisory vote on the compensation of Dolphin Digital Media Inc.’s named executive officers, set forth in our 2015 Annual Meeting of Shareholders proxy statement is:

•	Choice 1 – every three years;
•	Choice 2 – every two years;
•	Choice 3 – every one year; or
•	Choice 4 – abstain from voting.”

Although this say-on-frequency vote is non-binding, the Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future say-on-pay votes.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the option of “every one year” for future advisory votes on executive compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below shows the beneficial ownership as of [•], of our Common Stock held by each of the directors, nominees for director, named executive officers, all current directors and executive officers as a group and each person known to us to be the beneficial owner of more than 5% of our outstanding Common Stock.  As of [•] we had 81,892,352 shares of our Common Stock outstanding.

		PERCENTAGE
		OF TOTAL
		SHARES
NAME AND ADDRESS OF OWNER(1)	SHARES	OUTSTANDING
William O’Dowd, IV	43,843,434	53.5%
Michael Espensen	11,100	*
Nelson Famadas	68,696	*
Mirta Negrini	—	*
Nicholas Stanham	302,139	*
All Directors and Executive Officers as a Group (5 persons)	44,225,369	54.0%
T Squared Investments LLC(2)	24,526,463	30.0%

* Less than 1% of shares outstanding

(1)	Unless otherwise indicated in point (2) below, the address of each shareholder is c/o Dolphin Digital Media, Inc., 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, FL, 33134.
(2)
Mark Jensen and Thomas M. Suave are both principals of T Squared Investments LLC (1325 Sixth Avenue, Floor 28, New York, NY 10019). Includes:  (i) 4,171,012 shares issuable upon conversion of 1,042,753 shares of Series A Convertible Preferred Stock; (ii) 7,000,000 shares issuable upon exercise of a common stock purchase warrant (the “Class E Warrant”); (iii) 7,000,000 shares issuable upon exercise of a common stock purchase warrant (the “Class F Warrant”) and (iv) 6,355,451 common shares held by related entities owned by Mark Jensen and/or Thomas M. Suave.  The Series A Preferred Stock and Class “E” Warrant contain provisions that prevent conversions/exercises to common stock to the extent that after giving effect to such conversion/exercise, the holder (together with the holder’s affiliates) would beneficially own in excess of 9.9% of the number of shares of the common stock outstanding immediately after giving effect to such conversion/exercise.

OTHER MATTERS

Compliance with Section 16(a) of the Exchange Act

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) of the Exchange Act during the year ended December 31, 2014, our executive officers and directors complied with all Section 16(a) filing requirements applicable to them.

Shareholder Proposals for 2016 Annual Meeting of Shareholders

Shareholder proposals should be sent to the Company at the address set forth in the Notice.  To be considered for inclusion in the Company’s proxy statement for the 2016 Annual Meeting of Shareholders, the deadline for submission of shareholder proposals, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is [•].

A shareholder may nominate a person for election as a director at an Annual Meeting of shareholders only if written notice of such shareholder’s intent to make such nomination has been given to the Company’s Secretary on a timely basis.

A shareholder’s notice to the Secretary shall set forth as to each person proposed to be nominated the following information:

(i) the name, age and address (business and residential) of the proposed nominee;

(ii) a complete biography or statement of the proposed nominee’s qualifications, including principal occupation or employment of such person (present and for the past five (5) years), education, work experience, knowledge of the Company’s industry, membership on the board of directors of another corporation and civic activity);

(iii) the number of shares of the Company that are owned of record or beneficially owned (as such term is defined by Section 13(d) of the Exchange Act) and any other ownership interest in the shares of the Company, whether economic or otherwise, including any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Company or otherwise, directly or indirectly owned beneficially by such person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company (“Synthetic Equity Interests”);

(iv) the date such shares or Synthetic Equity Interests were acquired and the investment intent of such acquisition;

(v) a description of all arrangements or understandings between the shareholder and the proposed nominee and/or any other person or persons pursuant to which the nomination is to be made by the shareholder;

(vi) such other information regarding the proposed nominee as would be required to be included in a proxy statement, including information with respect to a candidate’s independence as defined under the rules and regulations promulgated by the SEC and NASDAQ and information regarding the candidate’s attributes that the Committee would need to consider in order to assess whether such candidate would qualify as an “audit committee financial expert” as defined by the rules and regulations promulgated by the SEC;

(vii) the candidate’s consent to serve as a director of the Company if elected; and

(viii) a statement from the candidate that the candidate will, if elected, promptly following the failure of the candidate to receive a majority vote in any re-election that requires a majority vote, tender an irrevocable resignation, which will be effective upon acceptance of such resignation by the Board.

A shareholder’s notice to the Secretary shall also set forth as to the shareholder giving the notice the following information:

(i) the name and address (business and residential) of the shareholder;

(ii) the number of shares of the Company that are owned of record or beneficially owned (as such term is defined by Section 13(d) of the Exchange Act) and any other ownership interest in the shares of the Company, whether economic or otherwise, including all Synthetic Equity Interests;

(iii) the date such shares or Synthetic Equity Interests were acquired and the investment intent of such acquisition;

(iv) a representation that the shareholder was a shareholder of record at the time of giving of notice and will be a shareholder of record at the time of the Annual Meeting of shareholders, and that such person is entitled to vote at the meeting and intends to appear in person or by proxy at the meeting and nominate the person specified in the notice; and

(v) a representation as to whether the shareholder intends, or is part of a group which intends, to (A) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding stock required to elect the nominee and/or (B) otherwise solicit proxies from shareholders in support of such nomination.

Transaction of Other Business

At the date of this proxy statement, the only business which the Board intends to present or knows that others will present at the Annual Meeting is as set forth above.  If any other matter or matters are properly brought before the Annual Meeting, or an adjournment or postponement thereof, it is the intention of the person named in the accompanying form of proxy to vote the proxy on such matters in accordance with his best judgment.

List of Shareholders Entitled To Vote at the Annual Meeting

The names of shareholders of record entitled to vote at the Annual Meeting will be available at our corporate office for a period of 10 days prior to the Annual Meeting and continuing through the Annual Meeting.

Expenses Relating to this Proxy Solicitation

We will pay all expenses relating to this proxy solicitation.  In addition to this solicitation by mail, our officers, directors, and employees may solicit proxies by telephone or personal call without extra compensation for that activity.

Communication with the Company’s Board of Directors

Shareholders may communicate with the Board of Directors by directing their communications in a hard copy (i.e., non-electronic) written form to the following address:  Board of Directors, Dolphin Digital Media, Inc., 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, FL 33134.  A shareholder communication must include a statement that the author of such communication is a beneficial or record owner of shares of stock of the Company.  Our Corporate Secretary will review all communications meeting the requirements discussed above and will remove any communications relating to (i) the purchase or sale of products or services, (ii) communications from landlords relating to our obligations or the obligations of one of our subsidiaries under a lease, (iii) communications from suppliers or vendors relating to our obligations or the obligations of one of our subsidiaries to such supplier or vendor, (iv) communications from opposing parties relating to pending or threatened legal or administrative proceedings regarding matters not related to securities law matters or fiduciary duty matters, and (v) any other communications that the Corporate Secretary deems, in his or her reasonable discretion, unrelated to the business of the Company.  The Corporate Secretary will compile all communications not removed in accordance with the procedure described above and will distribute such qualifying communications to the intended recipient(s).  A copy of any qualifying communications that relate to our accounting and auditing practices will also be sent directly to the audit committee, which we plan to form following the election of the Board, whether or not it was directed to such person or persons.

Available Information

We maintain an internet website at www.dolphindigitalmedia.com.  Copies of the Audit Committee Charter and our Code of Ethics, can be found under the Investor Relations section of our website at www.dolphindigitalmedia.com, and such information is also available in print to any shareholder who requests it by contacting us at Dolphin Digital Media, Inc., 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, FL 33134, Attention:  Mirta A. Negrini, Telephone:  (305) 774-0407.

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2014 is enclosed with this proxy statement.  In addition, such report is available, free of charge, through the Investor Relations-SEC Filings section of our internet website at www.dolphindigitalmedia.com.  We file annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K with the SEC.  These reports, any amendments to these reports, proxy statements and certain other documents we file with the SEC are available through the SEC’s website at www.sec.gov.  The public may also read and copy these reports and any other materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

The SEC also allows us to “incorporate by reference” into this proxy statement documents that we file with the SEC.  This means that we can disclose important information to you by referring you to those documents but these documents are not included in or delivered with this proxy.  The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information.  We incorporate by reference Quarterly Reports on Form 10-Q filed on November 20, 2015 for the period ending September 30, 2015, August 14, 2015 for the period ending June 30, 2015 and on May 15, 2015 for the period ending March 31, 2015 and any documents filed by us with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Annual Meeting.

Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference in this proxy statement.  We will furnish without charge by first class mail to each person whose proxy is being solicited, upon written or oral request of any such person, a copy of the Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any other documents which we incorporate by reference.  A request for a copy of such report should be directed to Dolphin Digital Media, Inc., 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, FL 33134, Attention:  Mirta A. Negrini.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this proxy statement will be deemed to be modified or superseded for the purposes of this proxy statement to the extent that a statement contained in this proxy statement or any other subsequently filed document that is deemed to be incorporated by reference into this proxy statement modifies or supersedes the statement.  Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

Householding

We have adopted a procedure approved by the SEC called “householding.”  Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our proxy statement, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies.  This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of materials from the Company, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of materials from the Company for your household, please contact our transfer agent, Nevada Agency and Transfer Company in writing at 50 West Liberty Street, Suite 880, Reno, Nevada 8950, or by telephone at (775) 322-0626.

If you participate in householding and wish to receive a separate copy of the proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of materials from the Company in the future, please contact our transfer agent as indicated above. Beneficial shareholders can request information about householding from their nominee.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION.  YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE ANNUAL MEETING.  WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.  THIS PROXY STATEMENT IS DATED [•].  YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

INDEX TO COMBINED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	F-1
Combined balance sheets as of December 31, 2014 and 2013	F-2
Combined statements of operations and comprehensive loss for the years ended December 31, 2014 and 2013	F-3
Combined statements of cash flows for the years ended December 31, 2014 and 2013	F-4
Combined statements of changes in deficit for the years ended December 31, 2014 and 2013	F-5
Notes to combined financial statements	F-6
Condensed combined balance sheets as of September 30, 2015 (unaudited) and December 31, 2014	F-17
Unaudited condensed combined statements of operations for the nine months ended September 30, 2015 and 2014	F-18
Unaudited condensed combined statements of cash flows for the nine months ended September 30, 2015 and 2014	F-19
Notes to unaudited condensed combined financial statements	F-20

INDEPENDENT AUDITOR'S REPORT
Board of Directors
Dolphin Films, Inc. and its Subsidiaries and Dolphin JB Believe Financing, LLC and its Subsidiaries
Coral Gables, FL

We have audited the accompanying combined financial statements of Dolphin Films, Inc. and its subsidiaries and Dolphin JB Believe Financing, LLC and its subsidiaries, which comprise the combined balance sheets as of December 31, 2014 and 2013, and the related combined statements of operations and comprehensive loss, changes in deficit, and cash flows for the years then ended, and the related notes to the combined financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Dolphin Films, Inc. and its subsidiaries and Dolphin JB Believe Financing LLC and its subsidiaries as of December 31, 2014 and 2013, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter Regarding Going Concern

The accompanying combined financial statements have been prepared assuming that the Company will continue as a going concern.  As described in Note 2 to the combined financial statements, the Company has incurred net recurring losses from operations and has a net working capital deficiency that raise substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to those matters are also described in Note 2.  The combined financial statements do not include any adjustments that might result from the outcome of this uncertainty.  Our opinion is not modified with respect to this matter.

/s/ BDO USA, LLP

Miami, Florida
October 2, 2015

DOLPHIN FILMS, INC AND SUBSIDIARIES DOLPHIN JB BELIEVE FINANCING LLC AND SUBSIDIARIES COMBINED BALANCE SHEETS As of December 31, 2014 and 2013
	2014	2013
ASSETS
Current
Cash	$194,605	$2,436,554
Related party receivable	453,529	250,000
Other current assets	2,178,972	131,707
Total Current Assets	2,827,106	2,818,261
Capitalized production costs	14,274,866	2,504,106
Deposits	355,778	647,733
Total Assets	$17,457,750	$5,970,100
LIABILITIES
Current
Accounts payable	$1,044,980	$1,477,601
Loan from related party	7,963,600	6,387,299
Other current liabilities	314,864	-
Total Current Liabilities	9,323,444	7,864,900
Non Current
Debt	21,916,770	6,200,000
Deferred revenue	1,418,368	-
Total Non Current Liabilities	23,335,138	6,200,000
Total Liabilities	32,658,582	14,064,900
DEFICIT
Common Stock, $1 par value, 100 shares authorized, issued and outstanding	100	100
Accumulated deficit	(15,200,932)	(8,094,900)
Total Deficit	$(15,200,832)	$(8,094,800)
Total Liabilities and Deficit	$17,457,750	$5,970,100
The accompanying notes are an integral part of these combined financial statements.

DOLPHIN FILMS, INC AND SUBSIDIARIES DOLPHIN JB BELIEVE FINANCING LLC AND SUBSIDIARIES COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS For the years ended December 31, 2014 and 2013
	2014	2013
Revenues:
Production	$1,514,659	$914,473
Total Revenues	1,514,659	914,473
Expenses:
Direct costs	1,820,482	3,273,680
Impairment of capitalized production costs	-	2,638,363
Legal and Professional	2,555,974	960,230
General and administrative	809,526	78,148
Management fee	1,976,667	1,500,000
Loss before other expense	7,162,649	8,450,421
Other Expense
Interest expense	1,458,042	558,952
Total Other Expense	1,458,042	558,952
Net Loss	$(7,106,032)	$(8,094,900)
The accompanying notes are an integral part of these combined financial statements.

DOLPHIN FILMS, INC AND SUBSIDIARIES DOLPHIN JB BELIEVE FINANCING LLC AND SUBSIDIARIES COMBINED STATEMENTS OF CASH FLOWS For the years ended December 31, 2014 and 2013
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(7,106,032)	$(8,094,900)
Amortization of capitalized production costs	1,514,660	914,473
Impairment of capitalized production costs	-	2,638,363
Changes in operating assets and liabilities:
Capitalized production costs	(13,285,419)	(6,056,942)
Deposits	291,955	(647,733)
Other current assets	(2,047,266)	(131,707)
Related party receivable	(203,529)	(250,000)
Accounts payable	(432,621)	-
Other current liabilities	314,864	1,477,601
Deferred revenues	1,418,368	-
Net Cash Used In Operating Activities	(19,535,020)	(10,150,845)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loan and security agreements	9,329,471	6,200,000
Proceeds from advances from related party	7,963,600	6,387,299
Proceeds from initial contribution for common stock	-	100
Net Cash Provided By Financing Activities	17,293,071	12,587,399

NET (DECREASE) INCREASE IN CASH	(2,241,949)	2,436,554
CASH, BEGINNING OF PERIOD	2,436,554	-
CASH, END OF PERIOD	194,605	2,436,554

SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION:
Interest Paid (net of amounts capitalized)	$930,170	$263,173
The accompanying notes are an integral part of these combined financial statements.

DOLPHIN FILMS, INC. AND SUBISIDIARIES DOLPHIN JB BELIEVE FINANCING LLC AND SUBISIDIARIES COMBINED STATEMENTS OF CHANGES IN DEFICIT For the years ended December 31, 2014 and 2013
	Common Stock		Accumulated Deficit	Total Deficit
	Shares	Amount
Balance at January 1, 2013	-	$-	$-	$-
Issuance of Common Stock on April 1, 2013	100	100	-	100
Net loss for the twelve months ended December 31, 2013	-	-	(8,094,900)	(8,094,900)
Balance at December 31, 2013	$100	$100	$(8,094,900)	$(8,094,800)
Net loss for the twelve months ended December 31, 2014			(7,106,032)	(7,106,032)
Balance at December 31, 2014	$100	$100	$(15,200,932)	$(15,200,832)
The accompanying notes are an integral part of these combined financial statements.

DOLPHIN FILMS, INC. AND SUBSIDIARIES
DOLPHIN JB BELIEVE FINANCING LLC AND SUBSIDIARIES
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2014 AND 2013

 NOTE 1 — BASIS OF PRESENTATION AND ORGANIZATION

Dolphin Films, Inc. (“Dolphin”, the “Company”), is a motion picture studio focused on storytelling on a global scale for young, always-connected audiences.  It was incorporated in the State of Florida on March 27, 2013.  The Company formed Dolphin Max Steel Productions Holdings LLC on April 4, 2014 as a wholly owned subsidiary.  Dolphin JB Believe Financing LLC (“Believe”) was organized in the State of Florida on February 6, 2013 as a limited liability corporation.  The entity was organized to finance a project produced by Dolphin Entertainment, Inc. (“DE”), a related party wholly owned by the Company’s President.  Dolphin Films and Dolphin JB Believe Financing LLC are companies held under the common control of DE.  The Company enters into relationships or investments with other entities, and in certain instances, the entity in which the Company has a relationship or investment may qualify as a variable interest entity (“VIE”).  A VIE is consolidated in the financial statements if the Company is deemed to be the primary beneficiary of the VIE.  The primary beneficiary is the party that has the power to direct activities that most significantly impact the activities of the VIE and has the obligation to absorb losses or the right to benefits from the VIE that could potentially be significant to the VIE.  The Company has included Max Steel Productions LLC formed on July 8, 2013 in the State of Florida and JB Believe LLC formed on December 4, 2012 in the State of Florida in its combined financial statements as VIE’s.

The accompanying combined financial statements have been prepared to present the financial position, results of operations and cash flows of Dolphin and Believe as if they operated as one business based upon common ownership and that the combined financial statements present a complete understanding of the overall business managed by the owners.  All intercompany transactions between the entities have been eliminated.  Transactions between Dolphin and Believe and DE are reflected on the combined balance sheets as Loan from related party.

 NOTE 2 — GOING CONCERN

The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which contemplate the continuation of the Company as a going concern.  The Company has incurred net losses for the year ended December 31, 2014 and 2013 of $7,106,032 and $8,094,900, respectively.  The Company has generated negative cash flows from operations for the year ended December 31, 2014 and 2013 of $19,535,020 and $10,150,845, respectively.  Further, the Company has a working capital deficit for the years ended December 31, 2014 and 2013 of $6,496,338 and $5,046,639, respectively, which is not sufficient to maintain or develop its operations, and it is dependent upon funds from private investors and the support of its stockholder.

These factors raise substantial doubt about the ability of the Company to continue as a going concern.  The combined financial statements do not include any adjustments that might result from the outcome of these uncertainties.  In this regard, management is planning to raise any necessary additional funds through loans.  There is no assurance that the Company will be successful in obtaining additional financing.  The Company is currently obtaining financing for the Prints and Advertising costs to release one of its movies.  The Company expects to derive revenues once the movie is released in 2016.  It currently has the rights to several scripts that it intends to obtain financing to produce and release during 2016.  It will earn a producer and overhead fee for each of these productions.  There can be no assurances that such productions will be released or fees will be realized in future periods.  Subsequent to December 31, 2014, the Company received $500,000 in the form of a Loan and Security agreement, $2,263,500 in loans from its President, $440,130 in production loans and $121,262 in tax incentives for one of its productions.

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of our combined financial statements requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes.  These estimates are based on management’s past experience and best knowledge of historical trends, actions that we may take in the future, and other information available when the combined financial statements are prepared. Changes in estimates are recognized in accordance with the accounting rules for the estimate, which is typically in the period when new information becomes available. Areas where the nature of the estimates makes it reasonably possible that actual results could differ from the amounts estimated include the carrying value of capitalized production costs, revenue recognition, ultimate revenues and costs, the realization of deferred tax assets, uncertain tax positions and contingent liabilities. Actual results could differ from those estimates.

Cash and cash equivalents

Cash and cash equivalents consist of cash deposits at financial institutions.  The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Gross versus Net Revenue

The Company’s motion pictures are primarily distributed and marketed by third party distributors.  The Company evaluates its arrangements with third parties to determine whether revenue should be reported under each individual arrangement on a gross or net basis by determining whether the Company acts as the principal or agent under the terms of each arrangement.  To the extent that the Company acts as the principal in an arrangement, revenues are reported on a gross basis, resulting in revenues and expenses being classified in their respective financial statement line items.  Conversely, to the extent that the Company acts as the agent in an arrangement, revenues are reported on a net basis, resulting in revenues being presented net of any related expenses.  Determining whether the Company acts as principal or agent is based on an evaluation of which party has substantial risks and rewards of ownership under the terms of an arrangement.  The most significant factors that the Company considers include identification of the primary obligor, as well as which party has general and physical inventory risk, credit risk and discretion in the supplier selection.  The Company’s primary distribution arrangements, which are those for its theatrical releases, are recorded on a net basis as a result of the evaluation previously described.

Revenue Recognition

Revenue from motion pictures is recognized in accordance with guidance of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 926-60 “Revenue Recognition – Entertainment-Films”.  Revenue is recorded when a distribution contract, domestic or international, exists, the movie is complete in accordance with the terms of the contract, the customer can begin exhibiting or selling the movie, the fee is determinable and collection of the fee is reasonable.  On occasion, the Company may enter into agreements with third parties for the co-production or distribution of a movie.  Revenue from these agreements will be recognized when the movie is complete and ready to be exploited.  Cash received and amounts billed in advance of meeting the criteria for revenue recognition is classified as deferred revenue.

Additionally, because third parties are the principal distributors of the Company’s films, the amount of revenue that is recognized from films in any given period is dependent on the timing, accuracy and sufficiency of the information received from its distributors.  As is typical in the film industry, the Company’s distributors may make adjustments in future periods to information previously provided to the Company that could have a material impact on the Company’s operating results in later periods.  Furthermore, management may, in its judgment, make material adjustments to the information reported by its distributors in future periods to ensure that revenues are accurately reflected in the Company’s financial statements.  To date, the distributors have not made, nor has the Company made, subsequent material adjustments to information provided by the distributors and used in the preparation of the Company’s historical financial statements.

Capitalized Production Costs

Capitalized production costs represent the costs incurred to develop and produce a motion picture.  These costs primarily consist of salaries, equipment and overhead costs, capitalized interest as well as the cost to acquire rights to scripts.  Motion picture costs are stated at the lower of cost, less accumulated amortization and tax credits, if applicable, or fair value.  These costs are capitalized in accordance with FASB ASC Topic 926-20-50-2 “Other Assets – Film Costs”.  Unamortized capitalized production costs are evaluated for impairment each reporting period on a title-by-title basis. If estimated remaining revenue is not sufficient to recover the unamortized capitalized production costs for that title, the unamortized capitalized production costs will be written down to fair value.

The Company is responsible for certain contingent compensation, known as participations, paid to certain creative participants such as writers, directors and actors.  Generally, these payments are dependent on the performance of the motion picture and are based on factors such as total revenue as defined per each of the participation agreements.  The Company is also responsible for residuals, which are payments based on revenue generated from secondary markets and are generally paid to third parties pursuant to a collective bargaining, union or guild agreement.  The Company has entered into a fifteen year distribution agreement for its motion picture.  As prescribed in the agreement, the distributor has entered into a distribution assumption agreement with the guilds to pay the residuals from gross revenues.  Upon expiration of the term of the agreement, and nonrenewal, the Company will be responsible for making the payments directly.  These costs are accrued to direct operating expenses as the revenues, as defined in the participation agreements are achieved and as sales to the secondary markets are made triggering the residual payment.

Due to the inherent uncertainties involved in making such estimates of ultimate revenues and expenses, these estimates are likely to differ to some extent in the future from actual results.  Management regularly reviews and revises when necessary its ultimate revenue and cost estimates, which may result in a change in the rate of amortization of film costs and participations and residuals and/or write-down of all or a portion of the unamortized deferred production costs to its estimated fair value.  Management estimates the ultimate revenue based on existing contract negotiations with domestic distributors and international buyers as well as management’s experience with similar productions in the past.  Amortization of film costs, participation and residuals and/or write downs of all or a portion of the unamortized deferred production costs to its estimated fair value is recorded in direct costs.

An increase in the estimate of ultimate revenue will generally result in a lower amortization rate and, therefore, less amortization expense of deferred productions costs, while a decrease in the estimate of ultimate revenue will generally result in a higher amortization rate and, therefore, higher amortization expense of deferred production costs, and also periodically results in an impairment requiring a write-down of the deferred production costs to fair value.  These write-downs are included in production expense within the combined statements of operations.  Due to less than anticipated performance of one of its projects released in 2013, and related ultimate cash flows not anticipated to be enough to cover the remaining capitalized productions costs associated with this project, the  Company recorded  an impairment charge of  $2,638,363  in the combined statements of operations for the year ended December 31, 2013.  There were no impairment charges during the year ended December 31, 2014.

Long-Lived Assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability is measured by comparison of the carrying amount to the future net cash flows which the assets are expected to generate.  If such assets are considered to be impaired, the impairment to be recognized equals the amount by which the carrying value of the assets exceeds its fair value.  Except for those described above in Capitalized Production Costs, there were no impairment charges for long lived assets during the years ended December 31, 2014 and 2013.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are based on market data obtained from sources independent of the Company.  Unobservable inputs reflect the Company’s own assumptions based on the best information available in the circumstances.  The fair value hierarchy prioritizes the inputs used to measure fair value into three broad levels.  The three levels of the fair value hierarchy are defined as follows:

Level 1	—	Inputs are quoted prices in active markets for identical assets or liabilities as of the reporting date.

Level 2	—	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, as of the reporting date.

Level 3	—
Unobservable inputs for the asset or liability that reflect management’s own assumptions about the assumptions that market participants would use in pricing the asset or liability as of the reporting date.

As of December 31, 2014 and 2013, the Company had no assets or liabilities measured at fair value, based on the hierarchy input levels defined above, on a recurring basis.  The Company uses a discounted cash flow analysis based upon project specific assumptions (a Level 3 input) to determine the fair value of its capitalized production costs, when events or circumstances indicate that such costs may not be recoverable.  The fair value of its cash and cash equivalents, accounts receivable and payables and debt approximate their fair value based upon their relatively short term maturities.

Income Taxes

Deferred taxes are recognized for the future tax effects of temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases using tax rates in effect for the years in which the differences are expected to reverse.  The effects of changes in tax laws on deferred tax balances are recognized in the period the new legislation in enacted.  Valuation allowances are recognized to reduce deferred tax assets to the amount that is more likely than not to be realized.  In assessing the likelihood of realization, management considers estimates of future taxable income.  We calculate our current and deferred tax position based on estimates and assumptions that could differ from the actual results reflected in income tax returns filed in subsequent years.  Adjustments based on filed returns are recorded when identified.

Tax benefits from an uncertain tax position are only recognized if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.  The tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate resolution.  Interest and penalties related to unrecognized tax benefits are recorded as incurred as a component of income tax expense.

Concentration of Risk

The Company maintains its cash and cash equivalents with financial institutions and, at times, balances may exceed federally insured limits of $250,000.  Substantially all of the production revenue during the years ended December 31, 2014 and 2013 was derived from one production.  Further, the Company has and may continue to enter into exclusive agreements to distribute its productions.  As of December 31, 2014, the Company has only production that is expected to be completed and available for release in the next year.  There can be no assurances that such production will be released and be profitable.

Other Current Assets

Other current assets include tax incentives earned for film production in certain jurisdictions and prepaid interest for a loan that is funded net of interest.

Prints, Advertising and Marketing Expenses

The costs of prints and advertising (“P&A”) and marketing expenses are expensed as incurred.  The Company entered into an agreement with the distributor of its motion picture to guarantee any P&A Shortfall, as defined in the distribution agreement, up to $3,500,000.  Subsequent to the release of the movie, the distributor notified the Company of a $2,000,000 P&A Shortfall based on the calculation of Ultimate revenues of the film.  As are result, the Company recorded $2,000,000 as a direct cost on the statement of operations for the year ended December 31, 2013.

Recent Accounting Pronouncements

In April 2015, the FASB issued an accounting standards update relating to the presentation of debt issuance costs.  The accounting update requires companies to present debt issuance costs related to a recognized debt liability presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts, rather than as an asset.  The guidance will be effective for our fiscal year beginning January 1, 2016, with early adoption permitted. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

In February 2015, the FASB issued an accounting standard update relating to consolidation analysis.  The guidance reduces the number of consolidation models and changes the way reporting entities evaluate a variable interest entity (“VIE”).  The new standard simplifies the analysis by placing more emphasis on risk of loss when determining a controlling financial interest and reducing frequency of the application of related-party guidance when determining a controlling financial interest in a VIE.  The guidance is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2015, with early adoption permitted.  The Company is currently evaluating the impact of the adoption of this guidance on its financial statements.

In August 2014, the FASB issued an accounting standard update relating to management’s evaluation of conditions and events that, when considered in the aggregate, raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements were issued.  Management’s evaluation should be based on relevant conditions and events that are known and reasonably knowable at the date the financial statements are issued.  When management identifies these relevant conditions or events, it should consider whether its plans will alleviate the substantial doubt.  Management’s plans should be considered only to the extent that 1) it is probable that the plans will be effectively implemented and 2) it is probable that the plans will mitigate the conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern.  Management should disclose to financial statement users a) principal conditions or events that raised substantial doubt b) Management’s evaluation of the significance of those conditions or events in relation to entity’s ability to meet its obligations and c) discussion of how Management’s plan, if already implemented, alleviated the substantial doubt about the entity’s ability to continue as a going concern or in the case, that the plan has not yet been implemented, how Management’s plans are intended to alleviate the substantial doubt about the entity’s ability to continue as a going concern.  The guidance will be effective for our fiscal year beginning January 1, 2016.  The Company is currently evaluating the impact that the adoption of this new guidance will have on our consolidated financial statements.

In May 2014, the FASB issued an accounting standard update relating to the recognition of revenue from contracts with customers, which will supersede most current U.S. GAAP revenue recognition guidance, including industry-specific guidance.  The core principle is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration for which the entity expects to be entitled in exchange for those goods or services.  The new revenue recognition standard provides a five-step analysis of transactions to determine when and how revenue is recognized.  The guidance will be effective for our fiscal year beginning January 1, 2018, and can be applied either retrospectively or under a cumulative-effect transition method.  The Company is currently evaluating the impact that the adoption of this new guidance will have on our consolidated financial statements.

NOTE 4 — CAPITALIZED PRODUCTION COSTS AND OTHER CURRENT ASSETS

Capitalized Production Costs

Capitalized production costs include the unamortized costs of completed motion pictures which have been produced by the Company and costs of scripts for projects that have not been developed or produced.  These costs include direct production costs and production overhead and are amortized using the individual-film-forecast method, whereby these costs are amortized and participations and residuals costs are accrued in the proportion that current year’s revenue bears to management’s estimate of ultimate revenue at the beginning of the current year expected to be recognized from the exploitation, exhibition or sale of the web series.

For years ended December 31, 2014 and 2013, revenues earned from motion pictures were $1,514,659 and $914,473, respectively, which was all attributable to one production which was released in December 2013.  The Company amortized capitalized production costs (included as direct costs) in the combined statements of operations using the individual film forecast computation method in the amount of $1,514,659 and $914,473,  respectively for the years ended December 31, 2014 and 2013.  As of December 31, 2014 and 2013, the Company recorded $30,000 and $1,544,660, respectively of capitalized production costs related to this motion picture.  During the year ended December 31, 2013, the Company impaired capitalized production costs in the amount of $2,638,364 related to this motion picture due to an assessment that ultimate revenues would be below those originally projected. Impairment was recorded to reduce the capitalized production costs to fair value.

During the year ended December 31, 2013, the Company entered  pre-production of a motion picture.  The motion picture was produced during the year ended December 31, 2014 and post production was completed subsequent to year end in 2015.  As of December 31, 2014 and 2013, the Company recorded capitalized production costs of $13,821,566 and $759,445, respectively, related to this project.

In addition, the Company has entered into agreements to hire writers to develop scripts and purchased a script from a related party for other motion picture productions and has deferred $423,300 and $200,000 in capitalized production costs as of December 31, 2014 and 2013 associated with these scripts.  The Company intends to produce these projects but they were not yet in production as of December 31, 2014.  The Company did not have any development projects abandoned in each of the years ended December 31, 2014 and 2013.

As of December 31, 2014 and 2013, respectively, the Company has total capitalized production costs of $14,274,866 and $2,504,106, net of accumulated amortization, tax incentives and impairment charges, recorded on its combined balance sheet.

The Company has assessed events and changes in circumstances that would indicate that the Company should assess whether the fair value of the productions are  less than the unamortized costs capitalized and did not identify indicators of impairment, other than those noted above.

Other Current Assets

The Company recorded $2,178,972 and $131,707 in other current assets on its combined balance sheets as of December 31, 2014 and 2013, respectively.  These amounts were primarily comprised of tax incentive receivables and prepaid interest.

Tax Incentives -The Company has access to government programs that are designed to promote film production in the jurisdiction.  As of December 31, 2014 and 2013, the Company recorded $1,985,873 and $131,807 from these tax incentives.  Tax incentives earned with respect to expenditures on qualifying film productions are included as an offset to capitalized production costs when the qualifying expenditures have been incurred provided that there is reasonable assurance that the credits will be realized.  As of December 31, 2014 and 2013, the Company believes that such production credits are collectible.

Prepaid Interest - During the year ended December 31, 2014, the Company received funds through several Loan and Security agreements that were funded net of $445,752 of interest.  The Company recorded the interest as prepaid interest and is amortizing the expense as incurred.  As of December 31, 2014, the Company recorded $193,200 of prepaid interest related to these agreements.

NOTE 5 – VARIABLE INTEREST ENTITIES

VIEs are entities that, by design, either (1) lack sufficient equity to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) have equity investors that do not have the ability to make significant decisions relating to the entity’s operations through voting rights, or do not have the obligation to absorb the expected losses or the right to receive the residual returns of the entity.  The most common type of VIE is a special-purpose entity (“SPE”).  SPEs are commonly used in securitization transactions in order to isolate certain assets, and distribute the cash flows from those assets to investors.  The legal documents that govern the transaction specify how the cash earned on the assets must be allocated to the SPE’s investors and other parties that have rights to those cash flows.  SPEs are generally structured to insulate investors from claims on the SPE’s, assets by creditors of other entities, including the creditors of the seller of the assets.

The primary beneficiary of a VIE is required to consolidate the assets and liabilities of the VIE.  The primary beneficiary is the party that has both (1) the power to direct the activities of an entity that most significantly impact the VIE’s economic performance; and (2) through its interests in the VIE, the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE.  To assess whether the Company has the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance, the Company considers all the facts and circumstances, including its role in establishing the VIE and its ongoing rights and responsibilities.

To assess whether the Company has the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE, the Company considers all of its economic interests, including debt and equity investments, servicing fees, and derivative or other arrangements deemed to be variable interests in the VIE.  This assessment requires that the Company apply judgment in determining whether these interests, in the aggregate, are considered potentially significant to the VIE.

The Company performs ongoing reassessments of (1) whether entities previously evaluated under the majority voting-interest framework have become VIEs, based on certain triggering events, and therefore would be subject to the VIE consolidation framework, and (2) whether changes in the facts and circumstances regarding the Company’s involvement with a VIE cause the Company’s consolidation conclusion to change.  The consolidation status of the VIEs with which the Company is involved may change as a result of such reassessments.  Changes in consolidation status are applied prospectively with assets and liabilities of a newly consolidated VIE initially recorded at fair value unless the VIE is an entity which was previously under common control, which is that case Is consolidated based historical cost.  A gain or loss may be recognized upon deconsolidation of a VIE depending on the carrying amounts of deconsolidated assets and liabilities compared to the fair value of retained interests and ongoing contractual arrangements.

The Company evaluated certain entities of which it did not have a majority voting interest and determined that it had (1) the power to direct the activities of the entities that most significantly impact their economic performance and (2) had the obligation to absorb losses or the right to receive benefits from these entities.  As such the financial statements of Max Steel Productions LLC are consolidated with Dolphin Films, Inc. and the financial statements of JB Believe LLC are consolidated with Dolphin JB Believe Financing LLC and are included in the combined balance sheets, statements of operations, statements of cash flows and statement of changes in shareholder equity presented herein as of and for the years ended December 31, 2014 and 2013.  These entities were previously under common control and have been accounted for at historical costs for all periods presented.

Following is summary financial information for the VIE’s:

	Max Steel Productions LLC As of and for the years ended December 31,		JB Believe LLC As of and for the years ended December 31,
(in USD)	2013	2014	2013	2014
Assets	1,185,062	17,315,585	2,358,505	182,632
Liabilities	(1,339,797)	(17,838,985)	(7,603,534)	(6,397,016)
Revenues	-	-	914,473	1,514,659
Expenses	(154,835)	(368,566)	(6,159,502)	(2,484,014)

NOTE 6 — DEBT

In order to fund the projects currently being produced, the Company anticipated that the productions would require outside debt funding from investors amounting to $12.5 million.  During the year ended December 31, 2013, the Company entered into various Loan and Security Agreements with individual investors totaling $6,200,000 of a total $12,500,000 that the Company intends to borrow to finance future motion picture production.  The investors will receive all the Company’s share of the proceeds from these projects until the principal investment is repaid.  In connection with the execution of each of the Loan and Security Agreements, the Company granted each individual lender the right to participate in fifteen percent of the Company’s future profits from these projects (defined as the Company’s gross revenues of such projects less the aggregate amount of principal and interest paid for the financing of such series)  on a pro-rata basis based on their loan commitment as a percentage of the total loan commitments received to fund specific motion picture productions.  During the year ended December 31, 2014, the Company entered into additional agreements, with the same terms as the ones discussed above, totaling $5,745,219 for a total of $11,945,219 of the $12,500,000 it intends to borrow.  Per the agreements, the Company will pay up to 12% interest per annum payable monthly through June 30, 2015.  The Company has the option, which it exercised subsequent to December 31, 2014, of extending the maturity date until December 31, 2016 and interest will accrue at a rate of 1.25% over the loan stated rate, or 12.5%. For the years ended December 31, 2014 and 2013, the Company recorded interest expense of $755,667 (net of capitalized interest of $386,349) and $322,412, respectively related to these agreements. As of December 31, 2014 and 2013, the Company recorded $11,945,219 and $6,200,000, respectively of debt related to these agreements and $81,111 and $59,240, respectively of accrued interest in other current liabilities in its combined balance sheets. The Company accounts for the above agreements in accordance with ASC 470-10-25-2 which requires that cash received from an investor in exchange for the future payment of a specified percentage or amount of future revenue shall be classified as debt. The Company does not purport the arrangements to be a sale and the Company has significant continuing involvement in the generation of cash flows due to the investors.

During the year ended December 31, 2014, the Company entered into a financing agreement for the production of one of its motion pictures.  The agreement was structured as a Production Service Agreement for a total amount of $10,419,009 with the lender taking an $892,619 producer fee.  The agreement contains repayment milestones to be made during the year ended December 31, 2015,  that if not met, accrue interest at a default rate of 8.5% per annum above the published base rate of HSBC Private Bank (UK) Limited until the maturity on January 31, 2016.  Due to a delay in the release of the motion picture, the Company has not made the repayments as prescribed in the agreement.  As a result, subsequent to the year ended December 31, 2014, the Company accrued interest of $155,632.  The loan is partially secured by international distribution agreements made prior to the commencement of principal photography and tax incentives.  As a condition to the financing agreement, the Company acquired a completion guarantee from a bond company for the production of the motion picture.  The funds for the loan were held by the bond company and disbursed as needed to complete the production in accordance with the approved production budget.  The Company recorded debt as funds were transferred from the bond company for the production.  As of December 31, 2014, the Company recorded $9,971,551 of debt on its combined balance sheet, related to this agreement.  The production was completed subsequent to the year ended December 31, 2014.

Based upon the exercise of the options to extend the maturities after year end,  all of the Company’s debt is due during the year ended December 31, 2016.

NOTE 7 — LOANS FROM RELATED PARTY

During the years ended December 31, 2014 and 2013, Believe received funds from DE to produce a motion picture that was released in December of 2013.  Believe received $8,660,195 during the year ended December 31, 2013 and repaid the related party $2,623,937.  During the year ended December 31, 2014, Believe received $250,000 and repaid the related party $1,139,099 related to this project.  The loan bears interest of 12% per annum and the Believe recorded interest expense of $643,401 and $351,041, respectively for the years ended December 31, 2014 and 2013, related to this loan.  In addition, during the year ended December 31, 2014, Dolphin received $1,822,000 from the same related party as loans to meet its cash flow needs.  The loan bears interest of 10% per annum and Dolphin recorded interest expense of $56,354.  Accrued interest of $1,050,795 and $351,041, respectively were recorded in accrued liabilities as of December 31, 2014 and 2013 related to these loans.

NOTE 8 — DEFERRED REVENUE

During the year ended December 31, 2014, the Company entered into agreements with various entities for the international distribution rights of a motion picture that was in production.  As required by the distribution agreements, the Company received $1,418,368 of deposits for these rights.  The Company recorded the amounts received as deferred revenue until the motion picture is delivered to the international buyers and all other stipulations in the agreements are met.

NOTE 9 — EQUITY

Equity outstanding as of December 31, 2014 and 2013 was comprised of:

						December 31,
	Class of Stock	Shares Authorized	Shares Issued and Outstanding	Stated or Par Value	Common Stock Combined Balance	2014 Net Equity (Deficit)	2013 Net Equity (Deficit)
Dolphin Films Inc. and Subsidiaries	Common	100	100	$1	$100	(8,986,448)	(2,849,771)
Dolphin JB Believe Financing LLC and Subsidiaries	Member Units	-	-	-	-	(6,214,384)	(5,245,029)
					$100	$(15,200,832)	$(8,094,800)

NOTE 10— OTHER RELATED PARTY TRANSACTIONS

During the year ended December 31, 2013, the Company entered into a service agreement with Dolphin Digital Media, Inc. (“DDM”), a related party.  DDM will provide the Company with a development team to source new projects, production executives to develop scripts, approve budgets and hire and liaise with the production team on individual projects during the production and post-production phases, an accounting and finance team to provide accounting services and tax compliance, legal support and domestic and international sales and sales support.  The Company also has access to office space in Los Angeles and Miami.  The arrangement is for a term of April 1, 2013 through December 31, 2014 for an annual fee of $2,000,000.  For the years ended December 31, 2014 and 2013, respectively, the Company recorded expenses in the amount of $1,922,499 (net of $77,501 capitalized as capitalized production costs) and $1,500,000, related to this agreement.  The agreement was not renewed as the Company no longer required these services.

During the year ended December 31, 2013, the Company entered into a verbal agreement with a Dolphin Entertainment, Inc. for producer services related to certain of its projects.  The agreement is for annual amount of $500,000.  The Company recorded $500,000 and $375,000, respectively during the years ended December 31, 2014 and 2013.

The Company has a related party receivable of $453,529 and $250,000 as of December 31, 2014 and 2013, respectively with Dolphin Entertainment, Inc., a related party, for debt that the Company acquired on behalf of the related party.  The Company intends to settle this debt subsequent to the year ended December 31, 2014.

NOTE 11 — INCOME TAXES

The stockholder of Dolphin Films, Inc. has elected to have the Company treated as an “S” corporation for income tax purposes as provided in Section 1361 of the Internal Revenue Code.  An S corporation is generally not subject to federal income tax and is not subject to Florida state tax on net income.  The combined financial statements reflect the balances of a VIE, Max Steel Productions LLC, which is owned one hundred percent by Sparrowfall (Max Steel) Inc. a Delaware corporation.  Income taxes for Max Steel Productions LLC are accounted for under the separate return method, whereby a subsidiary is allocated income tax expense as if it were a separate taxpayer.

At December 31, 2014 and 2013, the financial statement reflect deferred tax assets and liabilities as a result of temporary differences between the financial statement carrying amounts and the tax basis of assets and liabilities of Max Steel Productions LLC.  Deferred tax values at December 31, 2014 and 2013 are as follows:

	December 31,
	2014	2013
Deferred tax assets:

Current:	$-	$-
Long Term:
Deferred Production costs	222,873	-
Goodwill	67,198	-
Net operating losses	33,040	-
Valuation Allowance	(323,111)	-
Total deferred tax asset	$-	$-

As of December 31, 2014, the Company has approximately $89,000 of net operating loss carry forwards for US federal income tax and state income tax purposes that begin to expire in 2034.  In assessing the ability to realize the deferred tax assets management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The ultimate realization of the deferred tax asset is dependent upon the generation of future taxable income during the periods in which these temporary differences become deductible.  Management believes it is more likely than not that the deferred tax asset will not be realized and has recorded a net valuation allowance of $323,111 and $0 as of December 31, 2014 and 2013.  Income tax expense was $0 at December 31, 2014 and 2013 as a result of the Company’s S corporation status and the valuation allowance.

NOTE 12 —COMMITMENTS AND CONTIGENCIES

Talent, Director and Producer Participations – Per agreements with talent, directors and producer’s on certain projects, the Company will be responsible for bonus and back end payments upon release of a motion picture and achieving certain box office performance as determined by the individual agreements.  The Company cannot estimate the amounts that will be due as these are based on future box office performance.

NOTE 13– SUBSEQUENT EVENTS

On April 4, 2015, the Company amended one of its Loan and Security Agreements with a certain investor for an additional investment totaling $460,000 of a total $12,500,000 that the Company intends to borrow to finance future motion picture production.  In connection therewith, the Company received the funds net of interest in the amount of $26,915 which the Company has recorded as prepaid interest.  All other terms of the Loan and Security agreement remain in place.

Subsequent to the year ended December 31, 2014, on various dates the Company agreed to refinance related party debt in the amount of $8,774,327, to debt with third parties.  The debt was mainly related to the production and distribution of the motion picture Believe.  As part of this conversion, the Company entered into Loan and Security agreements with certain investors totaling $8,774,327 of a total $12,500,000 that intends to borrow for certain future projects.  This $12,500,000 is in addition to the Loan and Security Agreements discussed in Note 6 and will be used to fund the production of additional motion pictures.  In addition, the Company entered into a Loan and Security agreement with an individual investor and received $500,000.  The Company intends to borrow the remaining $3,225,673 from other investors.  In connection with the execution of each of the 2015 Loan and Security Agreements, the Company granted each individual lender the right to participate, on a pro-rata basis based on their loan commitment as a percentage of the total loan commitments received to fund specific motion picture productions, in the future profit generated by such series (defined as the gross revenues of such series less the aggregate amount of principal and interest paid for the financing of such series).  Per the agreements, the Company will pay 11.25% interest per annum payable monthly through December 31, 2016.  The Company has the option of extending the maturity date until July 31, 2018 and interest will accrue at a rate of 1.25% over the loan stated rate.  Subsequent to year end, the Company expensed $286,183 in interest related to these agreements and has recorded $41,117 of accrued interest.

Subsequent to the year ended December 31, 2014, the Company received loans on various dates from its President totaling $2,263,500.  The loans accrue interest at 10% per annum and the Company expensed $203,360 of interest subsequent to the year ended December 31, 2014.

Subsequent to the year ended December 31, 2014, the Company received additional funds totaling $340,130 from its financing agreement for the production of its motion picture.

During the second quarter of 2015, the Company received a net payment of $121,262, net of discount and financing fees, of tax incentives for filming in a certain jurisdiction.

In September of 2015, and as provided for in the Loan and Security Agreements, the Company notified its debtholders that it intends to extend the maturity date of the loans to December 31, 2016 and that it will start accruing interest as of July 1, 2015 at a rate of 12.5% of the outstanding debt and is payable upon maturity of the loan or prepayment by the Company.

Subsequent events were evaluated through October 2, 2015.

DOLPHIN FILMS, INC. AND SUBSIDIARIES
DOLPHIN JB BELIEVE LLC AND SUBSIDIARIES
Condensed Combined Balance Sheets
(Unaudited)
ASSETS	As of September 30, 2015	As of December 31, 2014

Current
Cash and cash equivalents	$173,289	$194,605
Related party receivable	453,529	453,529
Other current assets	1,854,066	2,178,972
Total Current Assets	2,480,884	2,827,106

Capitalized production costs	15,171,389	14,274,866
Deposits	355,778	355,778
Total Assets	$18,008,051	$17,457,750

LIABILITIES
Current
Accounts payable	$1,185,280	1,044,980
Loan from related party	1,609,290	7,963,600
Deferred Revenue	1,418,368	-
Other current liabilities	314,965	314,864
	4,527,903	9,323,444
Non Current
Debt	32,091,227	21,916,770
Deferred revenue	-	1,418,368
Total Non Current Liabilities	33,509,595	23,335,138

Total Liabilities	36,619,130	32,658,582

DEFICIT
Common Stock, $1 par value, 100 shares authorized, issued and outstanding	100	100

Accumulated deficit	(18,611,179)	(15,200,932)
Total Deficit	$(18,611,079)	$(15,200,832)
Total Liabilities and Deficit	$18,008,051	$17,457,750

DOLPHIN FILMS, INC. AND SUBSIDIARIES
DOLPHIN JB BELIEVE FINANCING LLC AND SUBSIDIARIES
Condensed Combined Statements of Operations
(Unaudited)
	For the nine months ended
	September 30,
	2015	2014

Revenues:
Production	$33,584	$1,491,896
Total revenues	33,584	1,491,896

Expenses:
Direct costs	560,946	2,039,731
Legal and professional	1,027,984	1,933,758
Management fee	-	1,476,667
General and administrative	215,941	644,386
Loss before other expenses	(1,771,287)	(4,602,646)

Other expenses
Interest expense	(1,638,960)	(1,051,534)
Net loss	$(3,410,247)	$(5,654,180)

DOLPHIN FILMS, INC AND SUBSIDIARIES
DOLPHIN JB BELIEVE FINANCING LLC
Condensed Combined Statements of Cash Flows
(Unaudited)
	For the nine months ended September 30,
	2015	2014

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(3,410,247)	$(5,654,180)
Amortization of capitalized production costs	30,001	1,491,896
Write off of capitalized production costs	213,300	-
Changes in operating assets and liabilities:
Capitalized production costs	(1,139,824)	(12,174,555)
Related party receivable	-	(203,529)
Deposits	-	291,955
Other current assets	324,907	-
Other assets	-	(2,120,202)
Accounts payable	140,299	(801,977)
Other current liabilities	101	314,864
Deferred revenues	-	1,418,368
Net Cash Used In Operating Activities	(3,841,463)	(17,437,360)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loan and security agreements	960,000	5,445,219
Proceeds from production loan	440,130	9,071,551
Proceeds from advances from related party	2,445,148	848,203
Repayment of advances from related party	(25,131)	-
Net Cash Provided By Financing Activities	3,820,147	15,364,973

NET DECREASE IN CASH	(21,316)	(2,072,387)
CASH, BEGINNING OF PERIOD	194,605	2,436,554
CASH, END OF PERIOD	$173,289	$364,167

SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION:
Interest Paid	$883,056	$641,107

SUPPLEMENTAL DISCLOSURES OF NON CASH FLOW INFORMATION:
Refinance of related party debt to third party debt	$8,774,327	$-

DOLPHIN FILMS, INC. AND SUBSIDIARIES
DOLPHIN JB BELIEVE FINANCING LLC AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
SEPTEMBER 30, 2015

NOTE 1 — BASIS OF PRESENTATION AND ORGANIZATION

Dolphin Films, Inc. (“Dolphin”, the “Company”), is a motion picture studio focused on storytelling on a global scale for young, always-connected audiences. It was incorporated in the State of Florida on March 27, 2013. The Company formed Dolphin Max Steel Productions Holdings LLC on April 4, 2014 as a wholly owned subsidiary. Dolphin JB Believe Financing LLC (“Believe”) was organized in the State of Florida on February 6, 2013 as a limited liability corporation. The entity was organized to finance a project produced by Dolphin Entertainment, Inc. (“DE”), a related party wholly owned by the Company’s President. Dolphin Films and Dolphin JB Believe Financing LLC are companies held under the common control of DE. The Company enters into relationships or investments with other entities, and in certain instances, the entity in which the Company has a relationship or investment may qualify as a variable interest entity (“VIE”). A VIE is consolidated in the financial statements if the Company is deemed to be the primary beneficiary of the VIE. The primary beneficiary is the party that has the power to direct activities that most significantly impact the activities of the VIE and has the obligation to absorb losses or the right to benefits from the VIE that could potentially be significant to the VIE. The Company has included Max Steel Productions LLC formed on July 8, 2013 in the State of Florida and JB Believe LLC formed on December 4, 2012 in the State of Florida in its combined financial statements as VIE’s.

The accompanying combined financial statements have been prepared to present the financial position, results of operations and cash flows of Dolphin and Believe as if they operated as one business based upon common ownership and that the combined financial statements present a complete understanding of the overall business managed by the owners. All intercompany transactions between the entities have been eliminated. Transactions between Dolphin and Believe and DE are reflected on the combined balance sheets as Loan from related party.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. The most significant estimates made by management in the preparation of the financial statements relate to ultimate revenue and costs for investment in motion pictures; estimates of sales returns and other allowances and provisions for doubtful accounts and impairment assessments for investment in motion pictures. Actual results could differ from such estimates.

Recent Accounting Pronouncements

In April 2015, the FASB issued an accounting standards update relating to the presentation of debt issuance costs. The accounting update requires companies to present debt issuance costs related to a recognized debt liability presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts, rather than as an asset. The guidance will be effective for our fiscal year beginning January 1, 2016, with early adoption permitted. The adoption of this guidance is not expected to have a material impact on the Company's consolidated financial statements.

In February 2015, the FASB issued an accounting standard update relating to consolidation analysis. The guidance reduces the number of consolidation models and changes the way reporting entities evaluate a variable interest entity (“VIE”). The new standard simplifies the analysis by placing more emphasis on risk of loss when determining a controlling financial interest and reducing frequency of the application of related-party guidance when determining a controlling financial interest in a VIE. The guidance is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2015, with early adoption permitted. The Company is currently evaluating the impact of the adoption of this guidance on its consolidated financial statements.

In August 2014, the FASB issued an accounting standard update relating to management’s evaluation of conditions and events that, when considered in the aggregate, raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements were issued. Management’s evaluation should be based on relevant conditions and events that are known and reasonably knowable at the date the financial statements are issued. When management identifies these relevant conditions or events, it should consider whether its plans will alleviate the substantial doubt. Management’s plans should be considered only to the extent that 1) it is probable that the plans will be effectively implemented and 2) it is probable that the plans will mitigate the conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern. Management should disclose to financial statement users a) principal conditions or events that raised substantial doubt b) Management’s evaluation of the significance of those conditions or events in relation to entity’s ability to meet its obligations and c) discussion of how Management’s plan, if already implemented, alleviated the substantial doubt about the entity’s ability to continue as a going concern or in the case, that the plan has not yet been implemented, how Management’s plans are intended to alleviate the substantial doubt about the entity’s ability to continue as a going concern. The guidance will be effective for our fiscal year beginning January 1, 2016. The Company is currently evaluating the impact that the adoption of this new guidance will have on our consolidated financial statements.

In May 2014, the FASB issued an accounting standard update relating to the recognition of revenue from contracts with customers, which will supersede most current U.S. GAAP revenue recognition guidance, including industry-specific guidance. The core principle is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration for which the entity expects to be entitled in exchange for those goods or services. The new revenue recognition standard provides a five-step analysis of transactions to determine when and how revenue is recognized. The guidance will be effective for our fiscal year beginning January 1, 2018, and can be applied either retrospectively or under a cumulative-effect transition method. The Company is currently evaluating the impact that the adoption of this new guidance will have on our consolidated financial statements.

NOTE 2 — GOING CONCERN

The accompanying unaudited combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate the continuation of the Company as a going concern. The Company has incurred net losses for the nine months ended September 30, 2015, of $3,410,247. As of September 30, 2015, the Company recorded an accumulated deficit of $18,611,179. Further, the Company has negative working capital of $2,047,019 and therefore does not have adequate capital to fund it obligations as they come due or maintain or develop its operations. The Company is dependent upon funds from private investors and support of its sole shareholder/member.

These factors raise substantial doubt about the ability of the Company to continue as a going concern. The combined financial statements do not include any adjustments that might result from the outcome of these uncertainties. In this regard, management is planning to raise any necessary additional funds through loans. There is no assurance that the Company will be successful in obtaining additional financing. The Company is currently obtaining financing for the Prints and Advertising costs to release one of its movies. The Company expects to derive revenues once the movie is released in 2016. It currently has the rights to several scripts that it intends to obtain financing to produce and release during 2016. It will earn a producer and overhead fee for each of these productions. There can be no assurances that such productions will be released or fees will be realized in future periods. Subsequent to September 30, 2015, the Company received an additional $792,000 in loans from its President.

NOTE 3 — CAPITALIZED PRODUCTION COSTS AND OTHER CURRENT ASSETS

Capitalized Production Costs

Capitalized production costs include the unamortized costs of completed motion pictures which have been produced by the Company and costs of scripts for projects that have not been developed or produced. These costs include direct production costs and production overhead and are amortized using the individual-film-forecast method, whereby these costs are amortized and participations and residuals costs are accrued in the proportion that current year’s revenue bears to management’s estimate of ultimate revenue at the beginning of the current year expected to be recognized from the exploitation, exhibition or sale of the web series.

For the nine months ended September 30, 2015 and 2014, revenues earned from motion pictures were $33,584 and $1,491,896, respectively, which were all attributable to one production which was released in December 2013. The Company amortized capitalized production costs (included as direct costs) in the combined statements of operations using the individual film forecast computation method in the amount of $30,001 and $1,491,896, respectively for the nine months ended September 30, 2015 and 2014. As of September 30, 2015 and December 31, 2014, the Company recorded $0 and $30,000, respectively of capitalized production costs related to this motion picture.

During the nine months ended September 30, 2015, the Company completed post production of a motion picture that has been produced during the year ended December 31, 2014. As of September 30, 2015 and December 31, 2014, the Company recorded capitalized production costs of $14,896,389 and $13,821,566, respectively, related to this project.

In addition, the Company has entered into agreements to hire writers to develop scripts and purchased a script from a related party for other motion picture productions and has deferred $275,000 in capitalized production costs as of September 30, 2015 and December 31, 2014 associated with these scripts. The Company intends to produce these projects but they were not yet in production as of September 30, 2015. The Company entered into a Quitclaim agreement with a distributor for rights to a script it owned. As part of the agreement the Company will receive $221,223 plus interest and a profit participation if the distributor decides to produce the motion picture within 24 months after the execution of the agreement. If the motion picture is not produced within the 24 months, all rights revert back to the Company. The Company is entitled to co-finance the motion picture as per the terms of the agreement. As per the terms of the agreement, the distributor will assist the Company in releasing its completed motion picture. The Company recorded $213,300 in direct costs and reduced the capitalized production costs by the same amount as there is no guarantee the distributor will produce the motion picture. The Company did not have any other development projects abandoned in each of the nine months ended September 30, 2015 and 2014.

As of September 30, 2015 and December 31, 2014, respectively, the Company has total capitalized production costs of $15,171,389 and $14,274,866, net of accumulated amortization, tax incentives and impairment charges, recorded on its combined balance sheet.

The Company has assessed events and changes in circumstances that would indicate that the Company should assess whether the fair value of the productions are less than the unamortized costs capitalized and did not identify indicators of impairment.

Other Current Assets

The Company recorded $1,854,066 and $2,178,972 in other current assets on its combined balance sheets as of September 30, 2015 and December 31, 2014, respectively. These amounts were primarily comprised of tax incentive receivables and prepaid interest.

Tax Incentives -The Company has access to government programs that are designed to promote film production in the jurisdiction. As of September 30, 2015 and December 31, 2014, the Company recorded $1,854,066 and $1,985,873 from these tax incentives. Tax incentives earned with respect to expenditures on qualifying film productions are included as an offset to capitalized production costs when the qualifying expenditures have been incurred provided that there is reasonable assurance that the credits will be realized. As of September 30, 2015 and December 31, 2014, the Company believes that such production credits are collectible.

Prepaid Interest - During the year ended December 31, 2014, the Company received funds through several Loan and Security agreements that were funded net of $445,752 of interest. The Company recorded the interest as prepaid interest and is amortizing the expense as incurred. As of September 30, 2015 and December 31, 2014, the Company recorded $0 and $193,200, respectively, of prepaid interest related to these agreements.

NOTE 4 – VARIABLE INTEREST ENTITIES

VIEs are entities that, by design, either (1) lack sufficient equity to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) have equity investors that do not have the ability to make significant decisions relating to the entity’s operations through voting rights, or do not have the obligation to absorb the expected losses or the right to receive the residual returns of the entity. The most common type of VIE is a special-purpose entity (“SPE”). SPEs are commonly used in securitization transactions in order to isolate certain assets, and distribute the cash flows from those assets to investors. The legal documents that govern the transaction specify how the cash earned on the assets must be allocated to the SPE’s investors and other parties that have rights to those cash flows. SPEs are generally structured to insulate investors from claims on the SPE’s, assets by creditors of other entities, including the creditors of the seller of the assets.

The primary beneficiary of a VIE is required to consolidate the assets and liabilities of the VIE. The primary beneficiary is the party that has both (1) the power to direct the activities of an entity that most significantly impact the VIE’s economic performance; and (2) through its interests in the VIE, the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE. To assess whether the Company has the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance, the Company considers all the facts and circumstances, including its role in establishing the VIE and its ongoing rights and responsibilities.

To assess whether the Company has the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE, the Company considers all of its economic interests, including debt and equity investments, servicing fees, and derivative or other arrangements deemed to be variable interests in the VIE. This assessment requires that the Company apply judgment in determining whether these interests, in the aggregate, are considered potentially significant to the VIE.

The Company performs ongoing reassessments of (1) whether entities previously evaluated under the majority voting-interest framework have become VIEs, based on certain triggering events, and therefore would be subject to the VIE consolidation framework, and (2) whether changes in the facts and circumstances regarding the Company’s involvement with a VIE cause the Company’s consolidation conclusion to change. The consolidation status of the VIEs with which the Company is involved may change as a result of such reassessments. Changes in consolidation status are applied prospectively with assets and liabilities of a newly consolidated VIE initially recorded at fair value unless the VIE is an entity which was previously under common control, which is that case Is consolidated based historical cost. A gain or loss may be recognized upon deconsolidation of a VIE depending on the carrying amounts of deconsolidated assets and liabilities compared to the fair value of retained interests and ongoing contractual arrangements.

The Company evaluated certain entities of which it did not have a majority voting interest and determined that it had (1) the power to direct the activities of the entities that most significantly impact their economic performance and (2) had the obligation to absorb losses or the right to receive benefits from these entities. As such the financial statements of Max Steel Productions LLC are consolidated with Dolphin Films, Inc. and the financial statements of JB Believe LLC are consolidated with Dolphin JB Believe Financing LLC and are included in the condensed combined balance sheets and condensed combined statements of cash flows presented herein as of September 30, 2015 and December 31, 2014. Revenues and expenses for these entities for the nine months ended September 30, 2015 and 2014 are included in the condensed combined statements of operations. These entities were previously under common control and have been accounted for at historical costs for all periods presented.

Following is summary financial information for the VIE’s:

	Max Steel Productions LLC			JB Believe LLC
(in USD)	As of and for the nine months ended September 30, 2015	As of December 31, 2014	For the nine months ended September 30, 2014	As of and for the nine months ended September 30, 2015	As of December 31, 2014	For the nine months ended September 30, 2014
Assets	18,295,708	17,315,585	n/a	117,873	182,632	n/a
Liabilities	(19,297,293)	(17,838,985)	n/a	(6,548,118)	(6,397,016)	n/a
Revenues	-	-	-	33,584	1,514,659	1,491,896
Expenses	(478,284)	-	(374,056)	(249,446)	(2,484,014)	(2,297,098)

NOTE 5 — DEBT

In order to fund the projects currently being produced, the Company anticipated that the productions would require outside debt funding from investors amounting to $12.5 million. During the years ended December 31, 2014 and 2013, the Company entered into various Loan and Security Agreements with individual investors totaling $11,945,219 of a total $12,500,000 that the Company intends to borrow to finance future motion picture production. The investors will receive all the Company’s share of the proceeds from these projects until the principal investment is repaid. In connection with the execution of each of the Loan and Security Agreements, the Company granted each individual lender the right to participate in fifteen percent of the Company’s future profits from these projects (defined as the Company’s gross revenues of such projects less the aggregate amount of principal and interest paid for the financing of such projects) on a pro-rata basis based on their loan commitment as a percentage of the total loan commitments received to fund specific motion picture productions. During the nine months ended September 30, 2015, the Company borrowed an additional $460,000, (net of $18,915 of prepaid interest), with the same terms as the one’s discussed above, for a total borrowed of $12,405,219 of $12,500,000 it intends to borrow. Per the agreements, the Company will pay up to 12% interest per annum payable monthly through June 30, 2015. The Company has the option, which it exercised as of June 30, 2015, of extending the maturity date until December 31, 2016 and interest will accrue at a rate of 1.25% over the loan stated rate, up to 13.25% on certain loans. For the nine months ended September 30, 2015, the Company recorded interest expense of $739,645 related to these agreements. For the nine months ended September 30, 2014, the Company recorded interest expense of $710,533, related to these agreements. The Company accrued interest related to these agreements of $212,859 and $70,086, respectively as of September 30, 2015 and December 31, 2014 related to these agreements.

During the nine months ended September 30, 2015, the Company entered into a Loan and Security agreement for funds received in the amount of $500,000 of a total $12,500,000 that it intends to borrow to produce certain projects. This is in addition to the $12,500,000 discussed above and the proceeds will be used for separate projects. As part of this $12,500,000, the Company agreed to enter into Loan and Security agreements with certain debtholders in the amount of $8,774,327 in satisfaction of a related party debt to Dolphin Entertainment, Inc. in the same amount. The debt was mainly related to the production and distribution of the motion picture Believe. The investors will receive all the Company’s share of the proceeds from these projects until the principal investment is repaid. In connection with the execution of each of the Loan and Security Agreements, the Company granted each individual lender the right to participate in fifteen percent of the Company’s future profits from these projects (defined as the Company’s gross revenues of such projects less the aggregate amount of principal and interest paid for the financing of such projects) on a pro-rata basis based on their loan commitment as a percentage of the total loan commitments received to fund specific motion picture productions. Per the agreements, the Company will pay up to 12% interest per annum payable monthly through December 31, 2016.

The Company intends to borrow the remaining $3,225,673 from other investors. Per the agreements, the Company will pay 11.25% interest per annum payable monthly through December 31, 2016. The Company has the option of extending the maturity date until July 31, 2018 and interest will accrue at a rate of 1.25% over the loan stated rate. During the nine months ended September 30, 2015, the Company expensed $371,939, in interest related to these agreements and has recorded $85,756 of accrued interest.

As of September 30, 2015 and December 31, 2014, the Company recorded $21,679,546 and $11,945,219, respectively of debt related to these agreements and $301,299 and $81,111, respectively of accrued interest in other current liabilities in its combined balance sheets. The Company accounts for the above agreements in accordance with ASC 470-10-25-2 which requires that cash received from an investor in exchange for the future payment of a specified percentage or amount of future revenue shall be classified as debt. The Company does not purport the arrangements to be a sale and the Company has significant continuing involvement in the generation of cash flows due to the investors.

During the year ended December 31, 2014, the Company entered into a financing agreement for the production of one of its motion pictures. The agreement was structured as a Production Service Agreement for a total amount of $10,419,009 with the lender taking an $892,619 producer fee. The agreement contains repayment milestones to be made during the year ended December 31, 2015, that if not met, accrue interest at a default rate of 8.5% per annum above the published base rate of HSBC Private Bank (UK) Limited until the maturity on January 31, 2016. Due to a delay in the release of the motion picture, the Company has not made the repayments as prescribed in the agreement. As a result, during the nine months ended September 30, 2015, the Company accrued interest of $183,958. The loan is partially secured by international distribution agreements made prior to the commencement of principal photography and tax incentives. As a condition to the financing agreement, the Company acquired a completion guarantee from a bond company for the production of the motion picture. The funds for the loan were held by the bond company and disbursed as needed to complete the production in accordance with the approved production budget. The Company recorded debt as funds were transferred from the bond company for the production. As of September 30, 2015 and December 31, 2014, the Company recorded$10,411,682 and $9,971,551 of debt on its condensed combined balance sheets, related to this agreement. The production was completed during the nine months ended September 30, 2015.

Based upon the exercise of the options to extend the maturities after year end, all of the Company’s debt is due during the year ended December 31, 2016.

NOTE 6 — LOANS FROM RELATED PARTY

DE advanced funds in the net amount of $5,147,159 during the years ended December 31, 2014 and 2013. During the nine months ended September 30, 2015, Believe repaid $25,131 of this advance. As of September 30, 2015 and December 31, 2014, the Company recorded $5,122,027 and $5,147,159 respectively, on its combined balance sheets related to these advances. The loan bore interest of 12% per annum through March 31, 2015. DE agreed to not charge interest during the period between April 1, 2015 and June 30, 2015 while it restructured certain debt. Effective July 1, 2015, DE agreed to reduce the interest rate to 10% per annum.

In addition, during the nine months ended September 30, 2015, Dolphin received $2,263,500 from the same related party as loans to meet its cash flow needs. The loan bears interest of 10% per annum. Dolphin Films agreed to enter into Loan and Security agreements with certain debtholders totaling $8,774,327. The amount was applied against amounts owed to Dolphin Entertainment, Inc. from the combined companies. See note 5 for more details. The combined Companies recorded net interest expense of $127,977 and $331,458, respectively for nine months ended September 30, 2015 and 2014. Accrued interest of $1,178,866 and $1,050,795, respectively were recorded in other current liabilities as of September 30, 2015 and December 31, 2014 related to these loans.

NOTE 7 — DEFERRED REVENUE

During the year ended December 31, 2014, the Company entered into agreements with various entities for the international distribution rights of a motion picture that was in production. As required by the distribution agreements, the Company received $1,418,368 of deposits for these rights. As of September 30, 2015 and December 31, 2014, the Company recorded the amounts received as deferred revenue until the motion picture is delivered to the international buyers and all other stipulations in the agreements are met.

NOTE 8 — DEFICIT

Deficit outstanding as of September 30, 2015 and December 31, 2014 was comprised of:
					Common Stock
			Shares	Stated		September 30, 2015	December 31, 2014
	Class of	Shares	Issued and	or Par	Combined	Net	Net
	Stock	Authorized	Outstanding	Value	Balance	(Deficit)	(Deficit)

Dolphin Films Inc. and Subsidiaries	Common	100	100	$1	$100	$(12,180,834)	$(8,986,448)
Dolphin JB Believe Financing LLC and Subsidiaries	Member Units	-	-	-	-	(6,430,245)	(6,214,384)
					$100	$(18,611,079)	$(15,200,832)

NOTE 9— OTHER RELATED PARTY TRANSACTIONS

During the year ended December 31, 2013, the Company entered into a verbal agreement with a related party, Dolphin Entertainment, Inc. for producer services related to certain of its projects. The agreement is for annual amount of $500,000. The Company recorded $250,000 and $500,000, respectively of expenses during the nine months ended September 30, 2015 and 2014. The agreement was terminated effective June 30, 2015, as the projects have been completed.

The Company has a related party receivable of $453,529 as of September 30, 2015 and December 31, 2014, respectively with Dolphin Entertainment, Inc., a related party, for debt that the Company acquired on behalf of the related party. The Company intends to settle this debt subsequent to the quarter ended September 30, 2015.

NOTE 10 —COMMITMENTS AND CONTIGENCIES

Talent, Director and Producer Participations – Per agreements with talent, directors and producer’s on certain projects, the Company will be responsible for bonus and back end payments upon release of a motion picture and achieving certain box office performance as determined by the individual agreements. The Company cannot estimate the amounts that will be due as these are based on future box office performance.

NOTE 11– SUBSEQUENT EVENTS

Subsequent to September 30, 2015, the Company received loans on various dates from its President totaling $792,000. The loans accrue interest at 10% per annum and the Company expensed $11,572 of interest related party debt subsequent to September 30, 2015.

On October 14, 2015, the sole shareholder of Dolphin Entertainment, Inc. signed an agreement agreeing to consolidate Dolphin Entertainment Films, Inc., Dolphin JB Believe Financing LLC and Dolphin Films, Inc. Aside from the disclosures, the financial statement presentation will not differ from what is included in these combined financial statements.

On October 14, 2015, Dolphin Films, Inc. and Dolphin Entertainment, Inc. entered into an Agreement and Plan of Merger by and among Dolphin Digital Media, Inc., (“DDM”) a related party, DDM Merger Sub, Inc., wholly owned by DDM, Dolphin Films, Inc. and Dolphin Entertainment, Inc. Pursuant to the Merger Agreement, Merger Subsidiary agreed to merge with and into Dolphin Films (the “Merger”) with Dolphin Films surviving the Merger. As a result of the Merger, the DDM will acquire Dolphin Films. As consideration for the Merger, the DDM will issue 2,300,000 shares of Series B Convertible Preferred Stock, par value $0.10 per share, and 1,000,000 shares of Series C Convertible Preferred Stock, par value $0.001 per share (the “Merger Consideration”) to Dolphin Entertainment. Each of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock will be new designations of preferred shares effectuated by an amendment to the Company’s Articles of Incorporation.

Subsequent events were evaluated through December 21, 2015.

ANNEX A

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

DOLPHIN DIGITAL MEDIA, INC.,

DDM MERGER SUB, INC.,

DOLPHIN FILMS INC.

AND

DOLPHIN ENTERTAINMENT, INC.

Dated as of October 14, 2015

(i)

(ii)

EXHIBITS AND SCHEDULES

EXHIBITS

Exhibit A                      Definitions and Defined Terms
Exhibit B                      Form of Articles of Merger
Exhibit C                      Series B Certificate of Designation
Exhibit D                      Series C Certificate of Designation

SCHEDULES

Schedule 3.3(a)	Conflicts
Schedule 3.3(b)	Consents of Third Parties
Schedule 3.4(b)	Exceptions to Capitalization
Schedule 3.5(a)	Subsidiaries
Schedule 3.5(b)	Other Ownership Interests
Schedule 3.6(a)(i)	Financial Statements
Schedule 3.6(c)	Liabilities
Schedule 3.7	Certain Developments
Schedule 3.8(b)	Tax Audits
Schedule 3.8(c)	Agreements Relating to Allocation of Tax Payments
Schedule 3.10	Exceptions to Title to Tangible Personal Property; Personal Property Leases
Schedule 3.11	Intellectual Property
Schedule 3.12(a)	Material Contracts
Schedule 3.12(b)	Exceptions to Material Contracts
Schedule 3.14	Litigation
Schedule 3.15(b)	Permits
Schedule 3.18	Insurance Policies
Schedule 3.19	Related Party Transactions

1

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of October 14, 2015, is entered into by and among Dolphin Digital Media, Inc., a Florida corporation (“Parent”), DDM Merger Sub, Inc., a Florida corporation and a direct wholly-owned subsidiary of Parent (“Merger Subsidiary”), Dolphin Films, Inc., a Florida corporation and a direct wholly-owned subsidiary of the Company Shareholder (the “Company”), and Dolphin Entertainment, Inc., a Florida corporation (the “Company Shareholder”).

RECITALS

WHEREAS, the parties wish to effectuate an acquisition of the Company by Parent through a merger of Merger Subsidiary with and into the Company (the “Merger”) pursuant to the Florida Business Corporation Act (as amended, the “FBCA”), upon the terms and subject to the conditions of this Agreement;

WHEREAS, the Board of Directors of the Company has unanimously (i) determined that this Agreement, the Merger and the other transactions contemplated hereby (collectively, the “Transactions”), taken together, are at a price and on terms that are fair to, advisable and in the best interests of the Company and the Company Shareholder (the Company’s sole shareholder) and (ii) adopted resolutions adopting and approving this Agreement and the Transactions, including the Merger, and recommending the approval by the Company Shareholder, as the Company’s sole shareholder, of this Agreement, the Merger and the other Transactions;

WHEREAS, immediately following the execution and delivery of this Agreement, the Company Shareholder, as the sole shareholder of the Company, will execute a written consent adopting and approving this Agreement and the Transactions;

WHEREAS, each of the board of directors of Parent (the “Parent Board”) acting upon the unanimous recommendation of a committee of the Board consisting only of independent directors of the Parent (the “Special Committee”) and the board of directors of Merger Subsidiary has (i) determined that this Agreement, the Merger and the other transactions contemplated hereby, taken together, are at a price and on terms that are fair to, advisable and in the best interests of each of Parent and Merger Subsidiary and their respective shareholders, other than Mr. William O’Dowd, and (ii) adopted resolutions adopting and approving this Agreement and the Transactions, including the Merger;

WHEREAS, pursuant to the Merger, all of the issued and outstanding shares of the Company’s Common Stock, par value $1.00  per share (the “Common Stock”), will be converted into the right to receive the Closing Date Merger Consideration (as defined herein), payable as set forth herein;

WHEREAS, the Company, Merger Subsidiary, Parent and the Company Shareholder desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

NOW, THEREFORE, in consideration of the premises, which are incorporated into and made part of this Agreement, and of the mutual representations, warranties, covenants, agreements and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I
DEFINITIONS AND RULES OF CONSTRUCTION

Section 1.1. Definitions and Defined Terms.  Unless the context otherwise requires or as otherwise defined herein, capitalized terms used in this Agreement shall have the respective meanings set forth in Exhibit A.

2

Section 1.2. Rules of Construction.

(a) All article, section, schedule and exhibit references in this Agreement are to the articles and sections of, and the schedules and exhibits to, this Agreement unless otherwise specified.  The schedules attached to this Agreement constitute a part of this Agreement and are incorporated herein for all purposes.

(b) If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb).  Terms defined in the singular have the corresponding meanings in the plural, and vice versa.  Unless the context of this Agreement clearly requires otherwise, the word “or” shall not be exclusive.  Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa.  The terms “includes” and “including” shall mean “including without limitation.”  The words “hereof,” “hereto,” “hereby,” “herein,” “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular section or article in which such words appear.  Unless the context of this Agreement clearly requires otherwise, the phrases “the date of this Agreement” and “date hereof,” and phrases of similar import, shall be deemed to refer to the date set forth in the preamble of this Agreement.

(c) References to a particular statute or regulation include all rules and regulations thereunder and any predecessor or successor statute, rule or regulation, in each case, as amended or otherwise modified from time to time.

(d) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.  Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day.

(e) The parties hereto acknowledge that each party hereto and its attorney has reviewed this Agreement and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party, or any similar rule operating against the drafter of an agreement, shall not be applicable to the construction or interpretation of this Agreement.  Any controversy over construction of this Agreement shall be decided without regard to events of authorship or negotiation.

(f) Titles and headings to sections herein are inserted for convenience of reference only, and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

(g) All references to currency herein shall be to, and all payments required hereunder shall be paid in, Dollars.

(h) Unless otherwise stated, accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

ARTICLE II
THE MERGER

Section 2.1. The Merger.  At the Effective Time, on the terms and subject to the conditions set forth in this Agreement, Merger Subsidiary shall be merged with and into the Company in accordance with the FBCA, whereupon the separate existence of Merger Subsidiary shall cease and the Company shall continue as the surviving corporation (the “Surviving Corporation”) under the Laws of the State of Florida.  The Merger shall have the effects set forth in Section 607.1106 of the FBCA and other applicable Law.  Accordingly, from and after the Effective Time, the Surviving Corporation shall have all the properties, rights, privileges, powers, interests and franchises and shall be subject to all restrictions, disabilities, debts, duties and Liabilities of the Company and Merger Subsidiary.

Section 2.2. Effective Time.  Subject to the provisions of this Agreement, at the Closing, the Company, Parent and Merger Subsidiary shall cause articles of merger, substantially in the form of Exhibit B (the “Articles of Merger”), to be executed and filed with the Secretary of State of the State of Florida in accordance with the FBCA and shall make all other filings or recordings required under the FBCA.  The Merger shall become effective at such time as the Articles of Merger have been accepted for filing by the Secretary of State of the State of Florida or at such later time as is set forth in the Articles of Merger (the “Effective Time”).

3

Section 2.3. Time and Place of Closing.  The closing of the Transactions shall take place at 10:00 a.m., Miami, Florida time, on the date which is the third (3rd) Business Day following the date on which all of the conditions to the obligations of the parties set forth in Article VIII (excluding conditions that, by their terms, cannot be satisfied until the Closing, but the Closing shall be subject to the satisfaction or, if permissible, waiver of those conditions) have been satisfied or waived as provided therein (the “Closing”), or at such other time and place as may be agreed by the parties hereto.  The Closing shall take place at the offices of Greenberg Traurig, P.A., located at 333 Avenue of the Americas, Suite 4400, Miami, Florida 33131.  The parties hereby agree that the Closing may take place by delivery of the documents to be delivered at the Closing by facsimile or other electronic transmission.  All deliveries, payments and other transactions and documents relating to the Closing shall be interdependent and none shall be effective unless or until all are effective (except for any of same as to which the party entitled to the benefit thereof has expressly waived satisfaction or performance thereof as a condition precedent to the Closing).  Subject to the provisions of Article X, failure to consummate the Merger and the other Transactions on the date and time and at the place determined pursuant to this Section 2.3 will not result in the termination of this Agreement and will not relieve any party of any obligation under this Agreement.

Section 2.4. Articles of Incorporation and Bylaws.

(a) As of the Effective Time, the articles of incorporation of Merger Subsidiary as in effect immediately prior to the Effective Time shall be amended and restated pursuant to the terms set forth in the Articles of Merger and, as so amended and restated, shall be the articles of incorporation of the Surviving Corporation until amended in accordance with applicable Law.

(b) As of the Effective Time, the Bylaws of Merger Subsidiary as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation (except that the name of the corporation set forth therein shall be changed to the name of the Company) until amended in accordance with applicable Law.

Section 2.5. Board of Directors.  The Board of Directors of Merger Subsidiary immediately prior to the Effective Time shall be the Board of Directors of the Surviving Corporation at the Effective Time, to serve until their successors have been duly appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and by-laws of the Surviving Corporation.

Section 2.6. Management.  The officers of Merger Subsidiary immediately prior to the Effective Time shall be the officers of the Surviving Corporation at the Effective Time, to serve until their successors have been duly elected and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and by-laws of the Surviving Corporation.

Section 2.7. Effect on Stock.  As of the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Subsidiary, the Company or the Company Shareholder:

(a) All of the shares of Common Stock issued and outstanding shall be converted solely into the right to receive, upon the surrender of the certificate(s) formerly representing such shares of Common Stock, in accordance with this Agreement (including Section 2.8) and at the times set forth herein, the Closing Date Merger Consideration.

(b) Each share of Merger Subsidiary Common Stock issued and outstanding immediately prior to the Effective Time will be converted into and become one (1) fully paid and non-assessable share of common stock, par value $0.01 per share, of the Surviving Corporation, and such common stock of the Surviving Corporation issued on that conversion will constitute all of the issued and outstanding shares of capital stock of the Surviving Corporation immediately following the Effective Time.

4

(c) The Company Shareholder hereby forever waives any and all rights of appraisal and any dissenters’ rights to which the Company Shareholder may have been entitled pursuant to F.S. 607.1301-607.1333 of the FBCA with respect to the Transactions.

Section 2.8. Closing Date Merger Consideration.

(a) The aggregate purchase price for the Shares shall be an amount equal to 2,300,000 shares of Series B Convertible Preferred Stock with such rights and obligations as set forth in the Series B Preferred Stock Certificate of Designation as set forth in Exhibit C plus 1,000,000 shares of Series C Convertible Preferred Stock with such rights and obligations as set forth in the Series C Preferred Stock Certificate of Designation as set forth in Exhibit D (together, the “Closing Date Merger Consideration”);

(b) At or prior to the Closing, Parent shall deliver stock certificates to the Company Shareholder representing the Closing Date Merger Consideration in the name of the Company Shareholder.

Section 2.9. Closing Deliverables; Transactions at Closing.

(a) At or prior to the Closing, the Company and/or the Company Shareholder, as applicable, will deliver to Parent the documents and other deliverables required to be delivered by the Company and/or the Company Shareholder, as applicable, pursuant to Section 8.2.

(b) At or prior to the Closing, Parent and/or Merger Subsidiary, as applicable, will deliver to the Company, the Company Shareholder and any other Person specified therein as a recipient on behalf of any Acquired Company or the Company Shareholder, as applicable the documents and other deliverables required to be delivered by Parent and/or Merger Subsidiary, as applicable, pursuant to Section 2.8 and/or Section 8.3.

(c) In addition to and not in limitation of the foregoing, at the Closing, Parent and Merger Subsidiary shall deliver to the Company and the Company Shareholder, and the Company and the Company Shareholder shall deliver to Parent, such other documents or instruments as are reasonably requested by such requesting party in order to consummate the Transactions (including the Merger).

Section 2.10. Further Action.  If at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or otherwise are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, all rights, title and interests in all property and all privileges, powers and franchises of the Acquired Companies and Merger Subsidiary, then the proper officers and directors of the Surviving Corporation shall be authorized, in the name and on behalf of the Acquired Companies and Merger Subsidiary, to execute and deliver all such proper assignments and assurances in law and do all things commercially reasonable and proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise to carry out the purpose of this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COMPANY
AND THE OTHER ACQUIRED COMPANIES

Except as otherwise disclosed to Parent in the disclosure schedules referenced in this Article III and delivered to Parent by the Company (the “Company Disclosure Schedules”), the Company Shareholder represents and warrants to Parent with respect to the Company and the other Acquired Companies as follows:

Section 3.1. Organization and Good Standing.  Each Acquired Company is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization and has all requisite entity power and authority to own, lease and operate its properties and to carry on its business as now conducted.  Each Acquired Company is duly qualified or authorized to do business as a foreign entity and is in good standing under the Laws of each jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified, authorized or in good standing would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.  The Company has made available to Parent complete and correct copies of (a) the articles of incorporation or other comparable organizational document, as applicable, of each Acquired Company and (b) the by-laws, operating or limited liability company agreements or other comparable governing documents, as applicable, and all amendments thereto of each Acquired Company, in each case as in effect on the date hereof.

5

Section 3.2. Authorization.  The Company has all corporate power and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by the Company in connection with the consummation of the Transactions (collectively, the “Company Documents”) and to consummate the Transactions.  The execution and delivery of this Agreement and the Company Documents by the Company and the consummation by the Company of the Transactions have been duly authorized by all requisite corporate action on the part of the Company.  This Agreement has been, and, when executed and delivered by the Company, each of the Company Documents will be, duly and validly executed and delivered by the Company and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement and each other Company Document constitutes (or when executed and delivered by the Company will constitute) the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to the Enforceability Exceptions (as hereinafter defined).

Section 3.3. Conflicts; Consents of Third Parties.

(a) Except as set forth in Schedule 3.3(a), and provided that the notifications and approvals set forth in Schedule 3.3(b) or referenced in Section 3.3(b) are made or obtained, as applicable, none of the execution and delivery by the Company of this Agreement or the Company Documents, the consummation by the Company of the Transactions, or compliance by the Company with any of the provisions hereof or thereof will: (i) conflict with, or result in any violation of, breach of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, acceleration, modification or loss of any material benefit under, any provision of (1) the articles of incorporation and by-laws or comparable organizational documents of any Acquired Company; (2) any Material Contract, or Permit to which any Acquired Company is a party or by which any of the properties or assets of any Acquired Company are bound or affected; (3) any Order of any Governmental Authority applicable to any Acquired Company or by which any of the properties or assets of any Acquired Company are bound; or (4) any applicable Law, or (ii) cause the creation of any Lien upon any of the assets of any Acquired Company.

(b) Except as set forth in Schedule 3.3(b), no consent, waiver, approval, Order, Permit or authorization of, or declaration, registration or filing with, or notification to, any Person or Governmental Authority is required on the part of any Acquired Company in connection with the execution and delivery of this Agreement or the Company Documents or the compliance by the Company with any of the provisions hereof or thereof, or the consummation of the Transactions, except for the filing of a Articles of Merger with the Secretary of State of the State of Florida.

Section 3.4. Capitalization.

(a) The authorized capital stock of the Company consists of one hundred (100) shares of Common Stock.  There are one hundred (100) shares of Common Stock issued and outstanding, all of which are owned by the Company Shareholder, and no shares of Common Stock held by the Company as treasury stock.  All of the issued and outstanding shares of Common Stock were duly authorized for issuance, are validly issued, fully paid and non-assessable, have not been issued in violation of any preemptive or similar rights, and have been offered, issued, sold and delivered by the Company in compliance in all material respects with applicable federal and state securities Laws (or pursuant to exemptions from such Laws).  There are no declared but unpaid dividends or distributions with regard to any issued and outstanding shares of Common Stock.

(b) Except as set forth in Schedule 3.4(b), (i) there is no existing option, warrant, call right or other security or equity-based award exercisable or exchangeable for or convertible into Common Stock or any other equity securities of the Company, and there are no securities of the Company outstanding which upon conversion or exchange would require, the issuance of any Common Stock or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase any shares of Common Stock, (ii) there are no outstanding stock appreciation rights, phantom stock units, performance units, profit participation or similar equity based-rights with respect to the Common Stock or any other equity securities of the Company, (iii) there are no written agreements to which the Company or any other Person is a party with respect to the voting, ownership or transfer of the Common Stock or any other equity securities of the Company, (iv) there are no bonds, indentures, notes or other Indebtedness providing for the right to vote (or convertible into securities that have the right to vote) on any matters on which holders of the Common Stock or any other equity securities of the Company may vote and (v) the Company does not have any obligation to purchase, redeem or otherwise acquire any of its Common Stock or other equity securities.

6

(c) There are (i) no preemptive rights, rights of first refusal, put or call rights or obligations, or anti-dilution rights created by or to which the Company is subject with respect to the issuance, sale or redemption of its capital stock or any interests therein and (ii) no rights to have any shares of Common Stock or other equity securities of the Company registered for sale to the public in connection with the Laws of any jurisdiction.

Section 3.5. Subsidiaries.

(a) Schedule 3.5(a) sets forth the name of each Acquired Subsidiary, and, with respect to each Acquired Subsidiary, the jurisdiction in which it is incorporated or organized, the jurisdictions, if any, in which it is qualified to do business, the number of its authorized equity interests, the number and class of equity interests duly issued and outstanding, the names of all stockholders or other equity owners and the number of shares of stock or other equity interests owned by each stockholder or the amount of equity owned by each equity owner.

(b) The Acquired Subsidiaries named in Schedule 3.5(a) constitute all of the Subsidiaries of the Company and, except as set forth in Schedule 3.5(b), (i) no Acquired Company has agreed to acquire any share capital or security of any other Person and (ii) no Acquired Company owns or holds of record or beneficially any equity or ownership interest in any other Person.

(c) The outstanding equity interests of each Acquired Subsidiary owned by the Company were duly authorized for issuance, are validly issued, fully paid, and non-assessable, have not been issued in violation of any preemptive or similar rights, and have been offered, issued, sold, and delivered in compliance with applicable federal and state securities Laws (or pursuant to exemptions from such Laws).  (i) There is no existing option, warrant, call, right or other security or equity-based award exercisable or exchangeable for or convertible into capital stock or any other equity securities of any Acquired Subsidiary, and there are no securities of any Acquired Subsidiary outstanding which upon conversion or exchange would require, the issuance of any capital stock or other equity interests of any Acquired Subsidiary or other securities convertible into capital stock or other equity interests of any Acquired Subsidiary, (ii) there are no outstanding stock appreciation rights, phantom stock units, performance units, profit participation or similar equity based-rights with respect to the capital stock or any other equity securities of any Acquired Subsidiary, (iii) there are no written agreements to which the Company, any Acquired Subsidiary, or any other Person is a party with respect to the voting, ownership or transfer of the capital stock or any other equity securities of any Acquired Subsidiary, (iv) there are no bonds, indentures, notes or other Indebtedness providing for the right to vote (or convertible into securities that have the right to vote) on any matters on which holders of the capital stock or any other equity securities of any Acquired Subsidiary may vote and (v) none of the Company or any Acquired Subsidiary has any obligation to purchase, redeem or otherwise acquire any of its capital stock or other equity securities.

(d) There are (i) no preemptive rights, rights of first refusal, put or call rights or obligations, or anti-dilution rights created by or to which any Acquired Subsidiary is subject with respect to the issuance, sale, direct or indirect transfer or redemption of the capital stock or other equity securities of any Acquired Subsidiary or any interests therein and (ii) no rights to have the capital stock or other equity securities of any Acquired Subsidiary registered for sale to the public in connection with the Laws of any jurisdiction.

7

Section 3.6. Financial Statements.

(a) Schedule 3.6(a)(i) contains true and complete copies of (i) the audited combined balance sheets of the Acquired Companies as of December 31, 2013 and 2014 and the related audited combined statements of operations and of cash flows of the Acquired Companies for the years then ended and (ii) the unaudited combined balance sheet of the Acquired Companies as of June 30, 2015 and the related unaudited combined statements of operations and cash flows of the Acquired Companies for the six month period then ended (such and unaudited statements are referred to herein, collectively, as the “Financial Statements”).  For purposes hereof, the unaudited combined balance sheet of the Acquired Companies as of June 30, 2015 is referred to as the “Balance Sheet” and June 30, 2015 is referred to as the “Balance Sheet Date.”

(b) The Financial Statements have been prepared in accordance with GAAP, consistently applied throughout the periods indicated, and present fairly, in all material respects, the financial position, results of operations and cash flows of the Company (on a consolidated basis) as of the dates and for the periods covered thereby, subject to (A) in each case, any matter expressly disclosed in the Financial Statements (or the notes thereto, if applicable) and (B) normal year-end adjustments.

(c) Except as set forth in the Company Disclosure Schedules or in the Financial Statements, on the date of this Agreement the Company has no Liabilities, whether accrued, absolute, direct or indirect, contingent or otherwise, whether due or to become due, that would be required to be included on a balance sheet or notes thereto prepared in accordance with GAAP, consistently applied, other than (i) Liabilities (including Taxes that have accrued but which are not yet due and payable) incurred in the Ordinary Course of Business since the Balance Sheet Date, (ii) Liabilities specifically disclosed on Schedule 3.6(c), and (iii) other Liabilities for legal, accounting and other professional expenses incurred in connection with the transactions contemplated by this Agreement which constitute Closing Date Company Expenses.

(d) Copies of all of the books of account, minute books, stock ownership record books, and other records of the Acquired Companies have been delivered to Parent.

Section 3.7. Absence of Certain Developments.  Since the Balance Sheet Date, and except as set forth on Schedule 3.7, the Acquired Companies:

(a) have not issued, sold, disposed of, transferred or granted any shares of capital stock (or other equity interests) of any class, or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for any shares of capital stock (or other equity interests), or any rights, warrants, options, calls, or commitments or entered into any other agreements of any character to purchase or acquire any shares of capital stock (or other equity interests) or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of capital stock (or other equity interests) or any other securities in respect of, in lieu of, or in substitution for, shares outstanding on the date hereof;

(b) have not split, combined, subdivided or reclassified any shares of their capital stock or other equity interests;

(c) have not set aside or paid any dividend or made any declaration or other distribution with respect to any shares of capital stock or other voting securities of, or ownership interests in, the Acquired Companies or made any direct or indirect redemption, purchase or other acquisition of any such shares, securities or interests;

(d) have not adopted any amendments to their respective articles of incorporation or bylaws (or other comparable organizational documents) or effected or become a party to, any recapitalization or similar transaction, except as provided by this Agreement;

(e) have not made any material change to their accounting methods, principles or practices or to the Financial Statements or to the working capital policies applicable to the Acquired Companies, except as required by GAAP;

8

(f) have not discontinued any material line of business or dissolved or wound up any of the Acquired Companies;

(g) have not created, incurred or assumed any Indebtedness; and

(h) have not entered into any agreement with any current officer, director, employee, nominee, the Company Shareholder, any of the Acquired Companies or any Affiliate of any of the foregoing.

Section 3.8. Taxes.

(a) The Acquired Companies have duly and timely filed (subject to applicable extensions) all income and other material Tax Returns that they were required to file under applicable Laws and regulations.  All such Tax Returns were true, correct and complete in all material respects when filed and were prepared in substantial compliance with all applicable Laws and regulations.  All Taxes due and owing by the Acquired Companies, whether or not  shown as due on such Tax Returns, have been timely paid, except for Taxes reserved for on the Balance Sheet or accrued since the Balance Sheet Date and adequately reserved therefor in the Ordinary Course of Business.  No Acquired Company is currently the beneficiary of any extension of time within which to file any Tax Return.  No Acquired Company has ever failed to timely file any material Tax Return or timely pay any material Tax in or to, as applicable, any jurisdiction in which such Acquired Company is subject to taxation (subject to applicable extensions).  There are no Liens (other than Permitted Exceptions) for Taxes (other than Taxes not yet due and payable) upon any of the assets of any Acquired Company.

(b) Except as set forth on Schedule 3.8(b), there has not been any audit of any Tax Return of an Acquired Company by the IRS or any state, local or foreign Taxing Authority since January 1, 2009 and no Acquired Company has been notified by the IRS or any state, local or foreign Taxing Authority that any such audit is contemplated or pending.

(c) Except as set forth on Schedule 3.8(c), no Acquired Company is a party to any agreement with any third party relating to allocating or sharing the payment of, or liability for, Taxes, other than customary Tax indemnifications contained in credit or other commercial agreements the primary purpose of which agreements does not relate to Taxes.

(d) The Company is an S corporation as defined in Section 1361(a)(1) of the Code for federal and state income tax purposes and is eligible for such treatment.  The IRS has not sent any correspondence to the Company questioning the Company’s status as an S corporation.  The Company will not be liable for any Tax under Section 1374 of the Code in connection with the deemed sale of the Company’s assets caused by the Section 338 Elections.  The Company has not, in the preceding ten (10) years, acquired assets from another corporation in which the Company’s tax basis for the acquired assets was determined, in whole or in part, by reference to the tax basis of the acquired assets (or any other property) in the hands of the transferor.

(e) No claim has been made in writing by a Taxing Authority in a jurisdiction where any Acquired Company does not file Tax Returns that such Acquired Company is or may be subject to taxation by that jurisdiction.

(f) There are no outstanding waivers or agreements by or on behalf of any Acquired Company for the extension of time for the assessment of any Taxes or any deficiency thereof.

Section 3.9. Real Property.

(a) No Acquired Company owns, leases or subleases any real property.

Section 3.10. Tangible Personal Property.  Except as set forth in Schedule 3.10 or as disposed of in the Ordinary Course of Business since the Balance Sheet Date, each Acquired Company has good title to, a valid leasehold interest in or a valid right to use, free and clear of any Liens, other than Permitted Exceptions, all of their respective material items of tangible personal property.  Schedule 3.10 sets forth all leases of personal property by any Acquired Company involving annual payments in excess of $25,000 (“Personal Property Leases”).  No Acquired Company has received any written notice of any material default or any event that with notice or lapse of time, or both, would constitute such a default by any Acquired Company under any Personal Property Lease.

9

Section 3.11. Intellectual Property.  Schedule 3.11 sets forth a (i) list of all Registered Intellectual Property owned or purported herein to be owned by any Acquired Company, (ii) description of all material unregistered Intellectual Property that is owned or purported herein to be owned by any Acquired Company (it being understood that, with respect to Trade Secrets, a general description thereof will suffice) (the foregoing, collectively, “Company Intellectual Property”) and (iii) list of Intellectual Property that has been licensed to any Acquired Company other than Commercial Software.  All such registrations for the Registered Intellectual Property are in full force and effect and have not expired or been abandoned.  An Acquired Company is the sole and exclusive owner of each item of Company Intellectual Property, free and clear of any Lien, and to the Knowledge of the Company, the registrations for the Registered Intellectual Property forming part of the Company Intellectual Property are valid and enforceable in accordance with their respective terms.  The Acquired Companies own or have a valid right to use all Intellectual Property currently used by them in the conduct of their business as currently conducted, and the consummation of the Transactions shall not alter or extinguish any of the Acquired Companies’ rights in such Intellectual Property.  The conduct by the Acquired Companies of their respective businesses as currently conducted by them does not Infringe the rights with respect to Intellectual Property owned by any third Person, and no third party has made any written allegation to any Acquired Company to the contrary nor any adverse offer to license any Intellectual Property to such Acquired Company.  The Acquired Companies have not made any claims against third parties alleging Infringement of the Intellectual Property owned or used by any of them in the conduct of their business as currently conducted and none of the Acquired Companies’ rights in any Intellectual Property owned by any of them are being Infringed to an extent that would reasonably be expected to have a Company Material Adverse Effect. The Acquired Companies have taken all commercially reasonable steps to protect their respective Trade Secrets.

Section 3.12. Material Contracts.

(a) Schedule 3.12(a) sets forth as of the date hereof all of the following executory Contracts to which any Acquired Company is a party (collectively, the “Material Contracts”):

(i) Contracts for (A) the acquisition or sale of any asset (including equity interests) or group of assets for consideration in excess of $25,000, or (B) Contracts involving any obligation or commitment relating to any acquisition or disposition of any equity interest of any Acquired Company;

(ii) Contracts involving any obligation on the part of any Acquired Company to  (A) refrain from competing with any Person or (B) restrict the operation or scope of such Acquired Companies’ business or operations or (C) from soliciting any employees of any Person or from conducting activities in any geographic region;

(iii) Contracts that grant a license to any Acquired Company to use Intellectual Property material to the business currently conducted by such Acquired Company (excluding licenses for Commercial Software);

(iv) Contracts under which any Acquired Company grants any Person a license or right to use any Company Intellectual Property;

(v) Contracts relating to the acquisition by any Acquired Company of any operating business or the capital stock of any other Person;

(vi) Contracts pursuant to which any Acquired Company has outstanding Indebtedness, or which provide for the assumption, surety or guaranty by any Acquired Company of any obligation for borrowed money of a Person that is not an Acquired Company;

10

(vii) Contracts or commitments providing for payments in excess of $25,000 on an annual basis (other than for accounting or professional services);

(viii) Contracts that constitute a joint venture, franchise, management, royalty, voting trust or partnership agreement;

(ix) Contracts that require any Acquired Company to make an increased payment or benefit upon the execution of this Agreement, the consummation of the Closing, or otherwise in connection with the completion of the Transactions;

(x) Contracts with any current or former director, officer, employee, representative, agent or contractor of any Acquired Company that either (a) are not terminable by the Company at will with less than sixty (60) days’ prior written notice without any additional liability to, or additional obligations of, any Acquired Company or the Surviving Corporation payable or incurred as a result of such termination, or (b) involve any separation, severance or termination payments payable by an Acquired Company on or after the date of this Agreement; or

(xi) any Contract to enter into any of the foregoing.

(b) Except as set forth on Schedule 3.12(b), all Material Contracts are valid and enforceable obligations of the applicable Acquired Company, and, to the Knowledge of the Company, each other Person party thereto, subject to the Enforceability Exceptions is sought in a proceeding at law or in equity).  Except as set forth on Schedule 3.12(b), no Acquired Company is in default under any Material Contract to which it is a party and, to the Knowledge of the Company, no Acquired Company has received any written notice of any default or event that with notice or lapse of time, or both, would constitute such a default by any of the Acquired Companies.  Except as set forth on Schedule 3.12(b), there is no event, occurrence, condition, or act (including the consummation of the transactions contemplated by this Agreement and the Company Documents) that, with the giving of notice or the passage of time, could become a default or event of default under any such Material Contract by any of the parties thereto.

Section 3.13. Labor and Employment.  No Acquired Company has any employees.  Since January 1, 2009, neither the Company Shareholder nor any Acquired Company has been subject to any audit of its employment practices by any Governmental Authority nor has the Company Shareholder or any Acquired Company been notified by any Governmental Authority that any such audit is contemplated or pending.

Section 3.14. Litigation.  Except as set forth in Schedule 3.14, there is no Legal Proceeding in which any Acquired Company has received service of process nor, to the Knowledge of the Company, has any Legal Proceeding been threatened against any Acquired Company at any time within the two (2) year period prior to the date of this Agreement, none of the Acquired Companies is subject to any outstanding or continuing Order issued by any court or other Governmental Authority.

Section 3.15. Compliance with Laws; Permits.

(a) The Acquired Companies have complied in all material respects with all Laws applicable to them or to the operation of their respective businesses.  No written notice has been received by and no Claims have been filed against any Acquired Company alleging a violation of any such Laws.

(b) The Acquired Companies currently have all Permits required for the operation of their business as presently conducted, except for those Permits that the failure to so hold would not reasonably be expected to be material to the Acquired Companies, taken as a whole.  Each such Permit is listed on Schedule 3.15(b).  Except as set forth in Schedule 3.15(b), (i) such Permits are in full force and effect, (ii) no Acquired Company is in material default or violation of any term, condition or provision of any such Permit applicable to it and (iii) the consummation of the Transactions will not result in the non-renewal, revocation, or termination of any such Permit.

11

Section 3.16. Environmental Matters.

(a) The Acquired Companies are in compliance with all applicable Environmental Laws and hold all Environmental Permits and made all filings that are required to be made by them to comply with Environmental Laws applicable to the conduct the Acquired Companies’ business.

(b) There are no pending or, to the Knowledge of the Company, threatened Environmental Claims against any Acquired Company.

Section 3.17. Fees and Expenses of Brokers and Others.  No Acquired Company is directly or indirectly committed to any liability for any investment banking fees, brokerage commissions, brokers’ or finders’ fees or any similar fees in connection with the Transactions, nor has any Acquired Company retained any broker, finder, financial advisor or other intermediary to act directly or indirectly on its behalf in connection with the Transactions.

Section 3.18. Insurance.  The Acquired Companies have the insurance of the types and in the amounts set forth in Schedule 3.18 (collectively, the “Insurance Policies”).  As of the date of this Agreement the Insurance policies are (a) in full force and effect with no premiums currently being past-due and (b) customary for businesses of similar size engaged in similar lines of business.  There have been no lapses in the insurance coverage of any Acquired Company during the last three years.  No Acquired Company has received written notice of termination, cancellation or non-renewal of any such Insurance Policies from any of its insurance brokers or carriers.  With respect to each Insurance Policy, (a) there is no material claim pending as to which coverage has been questioned, denied or disputed by the underwriters of such policies, (b) the Acquired Companies are in compliance in all material respects with the terms of such policies and (c) no notice of cancellation or termination has been given.

Section 3.19. Related Party Transactions

Except as set forth in Schedule 3.19, there are no material obligations of the Acquired Companies to officers, directors, shareholders, members, Affiliates or Key Employees of the Acquired Companies, other than for reimbursement of customary and reasonable expenses incurred on behalf of the Acquired Companies.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES
OF THE COMPANY SHAREHOLDER

The Company Shareholder hereby represents and warrants to Parent and Merger Subsidiary as follows:

Section 4.1. Capacity; Authorization.  The Company Shareholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement to be executed by the Company Shareholder in connection with the consummation of the Transactions (the “Company Shareholder Documents”), and to consummate the Transactions.  This Agreement has been and, when executed and delivered by the Company Shareholder, each of the Company Shareholder Documents will be duly and validly executed and delivered by the Company Shareholder and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement and each other Company Shareholder Document constitutes (or when executed and delivered by the Company Shareholder will constitute), the legal, valid and binding obligation of the Company Shareholder, enforceable against the Company Shareholder in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 4.2. Conflicts; Consents of Third Parties.

(a) None of the execution and delivery by the Company Shareholder of this Agreement or the Company Shareholder Documents, the consummation of the Transactions, or compliance by the Company Shareholder with any of the provisions hereof or thereof will conflict with, or result in any violation of, breach of or default (with or without notice or lapse of time, or both) under, any provision of (i) any Order or Contract applicable to the Company Shareholder or by which any of the properties or assets of the Company Shareholder are bound; or (ii) any Law applicable to the Company Shareholder.

12

(b) No consent, waiver, approval, Order, Permit or authorization of, or declaration, registration or filing with, or notification to, any Person or Governmental Authority is required on the part of the Company Shareholder in connection with the execution and delivery by the Company Shareholder of this Agreement or the Company Shareholder Documents or the compliance by the Company Shareholder with any of the provisions hereof or thereof, or the consummation of the Transactions, except for the filing of a Articles of Merger with the Secretary of State of the State of Florida.

Section 4.3. Ownership. The Company Shareholder is the record and beneficial owner of, and has good and valid title to, all of the Shares, free and clear of all Liens.  Other than the Shares, the Company Shareholder does not own, of record or beneficially, any shares of capital stock of the Company or any other Acquired Company.  The Company Shareholder does not own, of record or beneficially, any option, warrant, call right or other security or equity-based award exercisable or exchangeable for or convertible into Shares.  The Company Shareholder has the sole right to vote the Shares and, except as may be provided herein, none of the Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such shares.

Section 4.4. Brokers.  The Company Shareholder is not committed to any liability for any investment banking fees, brokerage commissions, brokers’ or finders’ fees or any similar fees in connection with the Transactions and has not retained any broker, finder, financial advisor or other intermediary to act directly or indirectly on its behalf in connection with the Transactions.

Section 4.5. Litigation. The Company Shareholder has not received service of process for any Legal Proceeding nor, to the knowledge of the Company Shareholder, has any Legal Proceeding been threatened against the Company Shareholder that questions the validity of this Agreement or seeks to prohibit, enjoin or otherwise challenge or would reasonably be expected to delay the consummation of the Transactions.

Section 4.6. Approval of the Transactions.  The Company Shareholder has adopted resolutions adopting and approving this Agreement and the Transactions, including the Merger.  Following the consummation of the Transactions in accordance with this Agreement, appraisal rights pursuant to Florida Law or otherwise will not be available to the Company Shareholder in connection with the Merger.

Section 4.7. No Other Representations or Warranties; Schedules.

(a) EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN ARTICLE III OR THIS ARTICLE IV OR AS OTHERWISE EXPRESSLY SET FORTH HEREIN, THE COMPANY SHAREHOLDER DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT MADE OR INFORMATION COMMUNICATED (WHETHER ORALLY OR IN WRITING) TO PARENT, MERGER SUBSIDIARY, THEIR AFFILIATES AND REPRESENTATIVES (INCLUDING ANY OPINION, INFORMATION OR ADVICE WHICH MAY HAVE BEEN PROVIDED TO PARENT, MERGER SUBSIDIARY, THEIR AFFILIATES OR REPRESENTATIVES BY THE COMPANY, THE COMPANY SHAREHOLDER, PARTNER, DIRECTOR, OFFICER, EMPLOYEE, ACCOUNTING FIRM, LEGAL COUNSEL, OR OTHER AGENT, CONSULTANT, OR REPRESENTATIVE OF THE COMPANY SHAREHOLDER OR THE COMPANY).

(b) THE COMPANY SHAREHOLDER DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES TO PARENT OR MERGER SUBSIDIARY EXCEPT AS CONTAINED IN ARTICLE III OR THIS ARTICLE IV, AND ANY AND ALL STATEMENTS MADE OR INFORMATION COMMUNICATED BY THE COMPANY SHAREHOLDER, THE COMPANY OR ANY OF THEIR RESPECTIVE REPRESENTATIVES OUTSIDE OF THIS AGREEMENT (INCLUDING BY WAY OF THE DOCUMENTS PROVIDED IN RESPONSE TO PARENT’S WRITTEN DILIGENCE REQUEST AND ANY MANAGEMENT PRESENTATIONS PROVIDED), WHETHER VERBALLY OR IN WRITING, ARE DEEMED TO HAVE BEEN SUPERSEDED BY THIS AGREEMENT, IT BEING INTENDED THAT NO SUCH PRIOR OR CONTEMPORANEOUS STATEMENTS OR COMMUNICATIONS OUTSIDE OF THIS AGREEMENT SHALL SURVIVE THE EXECUTION AND DELIVERY OF THIS AGREEMENT.

13

ARTICLE V
REPRESENTATIONS AND WARRANTIES
OF PARENT AND MERGER SUBSIDIARY

Except as otherwise disclosed to Company in the disclosure schedules delivered to Company by Parent and Merger Subsidiary, Parent and Merger Subsidiary, jointly and severally, represent and warrant to Company and the Company Shareholder that:

Section 5.1. Organization and Good Standing.  Parent is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated and has all requisite power and authority to own, lease and operate its properties and to carry on its business.  Merger Subsidiary is duly organized, validly existing and in good status under the Laws of the State of Florida.  Parent owns one thousand (1,000) shares of Merger Subsidiary Common Stock, which shares represent all of the issued and outstanding capital stock of Merger Subsidiary.  Merger Subsidiary has not engaged in any activities and does not hold any assets except (in each case) as necessary to be a party to this Agreement and consummate the Transactions, including the Merger.

Section 5.2. Authorization.  Each of Parent and Merger Subsidiary has all requisite power and authority to execute and deliver this Agreement and each other agreement, document, or instrument or certificate contemplated by this Agreement or to be executed by it or any of its controlled Affiliates in connection with the consummation of the Transactions (the “Acquirer Documents”), and to consummate the Transactions.  The execution and delivery of this Agreement and the Acquirer Documents and the consummation of the Transactions have been duly authorized by all requisite action on the part of Parent and Merger Subsidiary.  This Agreement has been, and each of the Acquirer Documents will be at or prior to the Closing, duly and validly executed and delivered by Parent and/or Merger Subsidiary, as the case may be, and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement and each of the Acquirer Documents constitutes (or when executed and delivered by Parent or Merger Subsidiary, as applicable, will constitute) the legal, valid and binding obligation of Parent or Merger Subsidiary, as the case may be, enforceable against each of them in accordance with its terms, subject to the Enforceability Exceptions.

Section 5.3. Consents and Approvals; No Violations.

(a) Non-Contravention.  None of the execution and delivery by Parent or Merger Subsidiary of this Agreement or the Acquirer Documents, the consummation of the Transactions, or compliance by Parent or Merger Subsidiary with any of the provisions hereof or thereof will conflict with, or result in any violation of, breach of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, acceleration, modification or loss of any material benefit under, any provision of (i) the certificate of incorporation and by-laws or comparable organizational documents of either Parent or Merger Subsidiary; (ii) any Contract or Permit to which either Parent or Merger Subsidiary is a party or by which any of their respective properties or assets are bound; (iii) any Order of any Governmental Authority applicable to either Parent or Merger Subsidiary or by which any of their respective properties or assets are bound; or (iv) any applicable Law except, in the case of clauses (ii) and (iv), as would not reasonably be expected to prevent, impair or delay the consummation of the Transactions by Parent or Merger Subsidiary.

(b) Approvals and Consents.  No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Authority is required on the part of either Parent or Merger Subsidiary in connection with the execution and delivery of this Agreement or the Acquirer Documents or the compliance by Parent and Merger Subsidiary with any of the provisions hereof or thereof, or the consummation of the Transactions, except for the filing and recordation of the Articles of Merger with the Secretary of State of the State of Florida.

14

Section 5.4. Brokers.  Neither Parent nor Merger Subsidiary is directly or indirectly committed to any liability for any investment banking fees, brokerage commissions, brokers’ or finders’ fees or any similar fees in connection with the Transactions or has retained any broker, finder, financial advisor or other intermediary to act directly or indirectly on its behalf in connection with the Transactions.

Section 5.5. Litigation.  There is no Legal Proceeding in which Parent or Merger Subsidiary has received service of process nor, to the knowledge of Parent, has any been threatened against Parent or Merger Subsidiary that questions the validity of this Agreement or seeks to prohibit, enjoin or otherwise challenge or would reasonably be expected to delay the consummation of the Transactions.

Section 5.6. Shareholder Approval. The affirmative vote of the holders of at least a majority of all outstanding shares of common stock of the Parent (the “Shareholder Approval”) is the only vote of any class or series of capital stock of the Company required by law, rule or regulation or the certificate of incorporation or the by-laws of the Parent to adopt this Agreement.

Section 5.7. Investment Intent/Accredited Investor.  The Shares are being acquired by Merger Subsidiary and Parent for their own account and without a view to the public distribution of the Shares or any interest therein.  Parent and Merger Subsidiary have sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of their investment in the Shares, and Parent and Merger Subsidiary are capable of bearing the economic risks of such investment, including a complete loss of their investment in the Shares.  Parent and Merger Subsidiary acknowledge that the Shares have not been registered for resale under federal or state securities Laws.

ARTICLE VI
COVENANTS RELATING TO CONDUCT OF BUSINESS

.  Except as otherwise expressly provided in this Agreement or except with the prior consent of Parent, which consent shall not be unreasonably withheld, conditioned or delayed, from the date of this Agreement to the Effective Time or the earlier termination of this Agreement, the Company will conduct its business in all material respects in the Ordinary Course of Business. Without limiting the foregoing, until the Effective Time or the earlier termination of this Agreement, the Company will not, and will not permit any of its Subsidiaries to, without the prior consent of Parent, which consent shall not be unreasonably withheld, conditioned or delayed:

(a) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock, other than dividends and distributions by a Company Subsidiary to its parent in accordance with applicable law;

(b) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, except as contemplated in the transactions described in Schedule 3.3(b);

(c) purchase, redeem or otherwise acquire any shares of capital stock of the Company or any of its Subsidiaries or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities;

(d) authorize for issuance, issue, deliver, sell, pledge or otherwise encumber any shares of its capital stock or the capital stock of any of its Subsidiaries, any other voting securities or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities or any other securities or equity equivalents (including without limitation stock appreciation rights) other than the issuance of shares upon the exercise or settlement of Company options, warrants or equity awards;

(e) amend its certificate or articles of incorporation, by-laws or other comparable charter or organizational documents;

15

(f) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the stock or assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization which would be material to the Company and its Subsidiaries, taken as a whole;

(g) incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Parent or any of its Subsidiaries, guarantee any debt securities of another Person, enter into any “keep well” or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing;

(h) make any loans, advances or capital contributions to, or investments in, any other Person;

(i) adopt resolutions providing for or authorizing a liquidation or a dissolution; or

(j) authorize any of, or commit or agree to take any of, the foregoing actions.

ARTICLE VII
ADDITIONAL AGREEMENTS

Section 7.1. Access to Information.  Upon reasonable notice, subject to applicable antitrust and other Laws, the Company shall, and shall cause each of the Acquired Subsidiaries to, (i) afford to Parent and its Representatives reasonable access during normal business hours during the period from the date hereof to the earlier of the Effective Time or the termination of this Agreement pursuant to Section 10.1, to the Acquired Companies’ existing books and records; provided, however, that any such access shall be conducted at Parent’s expense, at reasonable times, under the supervision of appropriate personnel of the Company and in such a manner as to maintain the confidentiality of this Agreement and the Transactions and not to interfere with the normal operation of the business of the Acquired Companies.

Section 7.2. Fees and Expenses.  Except as otherwise expressly provided herein (including, without limitation, in Section 9.2(c) hereof), each of the parties hereto shall bear its own expenses in connection with the negotiation and execution of this Agreement, including, all fees and expenses of its legal counsel, investment bankers, financial advisors and accountants.

Section 7.3. Certain Tax Matters.

(a) Each of Parent, the Acquired Companies and the Company Shareholder shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with any audit, litigation or other proceeding, or the filing of any Tax Returns, with respect to Taxes relating to any taxable period of the Acquired Companies beginning before the Closing Date.  Such cooperation shall include the retention and (upon the other party’s request) the provision of records and information which are reasonably relevant to any such Tax Returns, audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.  Each of Parent, the Acquired Companies and the Company Shareholder agrees to retain all books and records within its possession with respect to Tax matters pertinent to the Acquired Companies relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and to the extent of any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any Taxing Authority.

(b) The Company Shareholder shall be responsible, at the Company’s expense, for preparing and filing all income Tax Returns of the Acquired Companies for taxable periods ending on or before the Closing Date (“Seller Tax Returns”).  All Closing Date Company Expenses that are deductible as expenses under applicable Tax Law shall be deductible in the Tax period ending on the Closing Date to the extent permitted by applicable Law.  Seller Tax Returns shall be prepared in accordance with past practice, except as required by Law.  The Company Shareholder shall timely pay all Taxes required to be paid with respect to Seller Tax Returns, reduced by the amount of Taxes that were paid or deposited on or prior to the Closing Date.

16

(c) Parent shall be responsible for preparing and filing, or causing the Acquired Companies to prepare and file, all Tax Returns of the Acquired Companies required to be filed after the Closing Date other than Seller Tax Returns.  If any such Tax Returns relate to taxable periods beginning on or before the Closing Date, Parent shall furnish such Tax Returns prepared by Parent to Company Shareholder for review, comment and approval at least thirty (30) days prior to the due date (or extended due date) for filing such Tax Returns, and such Tax Returns shall be prepared in accordance with past practice, except as required by Law.

(d) Parent shall not, without Company Shareholder’s advance written consent, cause any Acquired Company to take any action on the Closing Date after the Closing other than in the Ordinary Course of Business that could give rise to any Tax liability of the Company Shareholder.  The Company Shareholder shall be entitled to retain, or receive immediate payment from Parent of, any Tax Refund received with respect to any Tax period ending on or before the Closing Date relating to any Acquired Company.  Parent and the Company Shareholder shall equitably apportion any refund or credit with respect to Taxes of any Acquired Company for any Straddle Period.

(e) If the Company Shareholder determines that any Acquired Company is entitled to file or make a formal or informal claim for a Tax refund to which the Company Shareholder would be entitled under Section 7.3(b), then Parent will (so long as not inconsistent with applicable Law), if the Company Shareholder so requests, cause the relevant Acquired Company, at Company Shareholder’s expense, to file or make such claim or amended Tax Return; provided, that any such action does not increase Taxes of Parent or any Acquired Company for periods ending after the Closing Date.  Parent shall pay to the Company Shareholder the amount of any such Tax refund obtained within five (5) days after receipt thereof by Parent or any Acquired Company.

(f) After the Closing Date, Parent and its Affiliates (including the Acquired Companies) will not, without the prior written consent of the Company Shareholder (which shall not be unreasonably withheld, conditioned or delayed), agree to the waiver or any extension of the statute of limitations, or file any amended Tax Return, relating to any Taxes of any Acquired Company for any taxable period ending on or before the Closing Date or any Straddle Period.

(g) At the Closing or, if due thereafter, promptly when due, all gross receipts, transfer Taxes, gains Taxes, real property transfer Taxes, sales Taxes, use Taxes, excise Taxes, stamp Taxes, conveyance Taxes and any other similar Taxes applicable to, arising out of or imposed upon the Transactions shall be paid by Parent.

Section 7.4. Parent’s Due Diligence Investigation.

(a) Parent and Merger Subsidiary acknowledge and agree that, for the purposes of this Agreement, none of the Company Shareholder, the Acquired Companies, nor any of their respective Affiliates and Representatives has made any representations or warranties regarding the Company Shareholder, the Acquired Companies, the Acquired Companies’ business operations, the assets or operations of the Acquired Companies’ business or otherwise in connection with the Transactions other than the representations and warranties expressly made by the Company Shareholder in Article III and in Article IV, and that, if made, such representation or warranty shall and may not be relied upon by Parent, Merger Subsidiary or any of their Affiliates for purposes of this Agreement.

(b) Parent and Merger Subsidiary acknowledge that the Merger Consideration has been negotiated based upon Parent’s and Merger Subsidiary’s express agreement that should the Closing occur, Parent and Merger Subsidiary will acquire the Acquired Companies and their businesses, properties, assets and Liabilities in an “as is” condition and on a “where is” basis, without any representation or warranty of any kind, express or implied, except such representations and warranties expressly set forth in this Agreement.

Section 7.5. Retention and Access to Records.  The Company Shareholder shall have the right to retain copies of all books and records of the Acquired Companies relating to periods ending on or prior to the Closing Date.  For a period of seven (7) years following the Closing Date, Parent shall maintain all books and records of the Acquired Companies relating to periods ending on or prior to the Closing Date and shall make them available to the Company Shareholder upon reasonable notice during normal business hours.  If at any time after the Closing, the Company Shareholder requires a copy of any such book or record, it shall have the right to promptly obtain a copy thereof from Parent at the Company Shareholder’s cost.

17

Section 7.6. Acquisition Proposals.

(a) Notwithstanding any other provision of this Agreement to the contrary, during the period beginning on the date of this Agreement and continuing until 11:59 p.m. (EST) on 30 days from the date of this Agreement (the “No-Shop Period Start Date”), the Parent (acting through the Special Committee) and its Subsidiaries and their respective Representatives shall have the right to: (i) initiate, solicit and encourage, whether publicly or otherwise, Acquisition Proposals (as hereinafter defined), including by way of providing access to non-public information pursuant to confidentiality agreements with protections substantially similar to the Confidentiality Agreement; provided that the Parent shall promptly provide to Company Shareholder any material non-public information concerning the Parent or its Subsidiaries that is provided to any person given such access which was not previously provided to Company Shareholder (subject to the right of the Parent to withhold such portions of documents or information to the extent relating to pricing or other matters that are highly sensitive if the exchange of such information (or portions thereof), as determined by the Parent’s counsel, would be reasonably likely to result in antitrust difficulties for the Parent (or any of its affiliates)); and (ii) enter into and maintain discussions or negotiations with respect to Acquisition Proposals or otherwise cooperate with or assist or participate in, or facilitate any such inquiries, proposals, discussions or negotiations or the making of any Acquisition Proposal.

(b) Subject to Section 7.6(c), from the No-Shop Period Start Date until the Effective Time or, if earlier, the termination of this Agreement in accordance with Article X, none of the Parent, the Parent’s Subsidiaries nor any of their respective Representatives shall, directly or indirectly, (A) initiate, solicit or encourage (including by way of providing information) the submission of any inquiries, proposals or offers that constitute or may reasonably be expected to lead to, any Acquisition Proposal or engage in any discussions or negotiations with respect thereto or otherwise cooperate with or assist or participate in, or facilitate any such inquiries, proposals, discussions or negotiations, or (B) approve or recommend, or propose to approve or recommend, an Acquisition Proposal or enter into any merger agreement, letter of intent, agreement in principle, share purchase agreement, asset purchase agreement or share exchange agreement, option agreement or other similar agreement providing for or relating to an Acquisition Proposal or enter into any agreement or agreement in principle requiring the Parent to abandon, terminate or fail to consummate the transactions contemplated hereby or breach its obligations hereunder or propose or agree to do any of the foregoing. Subject to Section 7.6(c), on the No-Shop Period Start Date, the Parent shall immediately cease and cause to be terminated any solicitation, encouragement, discussion or negotiation with any persons conducted theretofore by the Parent, its Subsidiaries or any Representatives with respect to any Acquisition Proposal and shall use its (and will cause its Representatives to use their) reasonable best efforts to require the other parties thereto to promptly return or destroy in accordance with the terms of such agreement any confidential information previously furnished by the Parent, the Parent’s Subsidiaries or their respective Representatives thereunder.

(c) Notwithstanding anything to the contrary contained in Section 7.6(b), if at any time following the No-Shop Period Start Date and prior to obtaining the required Shareholder Approval, (i) the Parent has otherwise complied in all material respects with its obligations under this Section 7.6 and the Parent has received a written Acquisition Proposal from a third party that the Parent Board (acting through the Special Committee) believes in good faith to be bona fide and (ii) the Parent Board (acting through the Special Committee) determines in good faith, after consultation with its independent financial advisors and outside counsel, that such Acquisition Proposal constitutes or could reasonably be expected to result in a Superior Proposal, then the Parent may (A) furnish information with respect to the Parent and its Subsidiaries to the person making such Acquisition Proposal and (B) participate in discussions or negotiations with the person making such Acquisition Proposal regarding such Acquisition Proposal; provided, that the Parent (x) will not, and will not allow Parent Representatives to, disclose any non-public information to such person without entering into a confidentiality agreement, and (y) will promptly provide to Company Shareholder any material non-public information concerning the Parent or its Subsidiaries provided to such other person which was not previously provided to Company Shareholder (subject to the right of the Parent to withhold such portions of documents or information to the extent relating to pricing or other matters that are highly sensitive if the exchange of such information (or portions thereof), as reasonably determined by the Parent’s counsel, would be reasonably likely to result in antitrust difficulties for the Parent (or any of its affiliates)). From and after the No-Shop Period Start Date, the Parent shall promptly (within two Business Days) notify the Company Shareholder in the event it receives an Acquisition Proposal from a person or group of related persons, including the material terms and conditions thereof and the identity of the party making such proposal or inquiry, and shall keep Company Shareholder reasonably apprised as to the status and any material developments, discussions and negotiations concerning the same. Without limiting the foregoing, from and after the No-Shop Period Start Date, the Parent shall promptly (within two Business Days) notify the Company Shareholder orally and in writing if (acting through the Special Committee) it determines to begin providing information or to engage in negotiations concerning an Acquisition Proposal received on or after the No-Shop Period Start Date from a person or group of related persons.

18

(d) Neither the Parent Board (acting through the Special Committee) nor any committee thereof shall directly or indirectly (i) withdraw or modify in a manner adverse to Company Shareholder, or publicly propose to withdraw or modify in a manner adverse to Company Shareholder, the Parent Recommendation or (ii) take any other action or make any other public statement in connection with the Parent Shareholders Meeting inconsistent with such Parent Recommendation; provided, that at any time prior to obtaining the required Shareholder Approval, if the Parent receives an Acquisition Proposal which the Parent Board (acting through the Special Committee) concludes in good faith constitutes a Superior Proposal, then the Parent  Board (acting through the Special Committee) may withdraw or modify its Parent Recommendation in a manner adverse to the Company Shareholder (“Parent Recommendation Withdrawal”) if such Parent Board (acting through the Special Committee) determines in good faith (after consultation with outside counsel) that failure to take such action would violate its fiduciary duties under applicable Law.

(e) Nothing contained in this Section 7.6 or elsewhere in this Agreement shall prohibit the Parent from (i) taking and disclosing to its shareholders a position contemplated by Rule 14d-9 and 14e-2(a) promulgated under the Securities Exchange Act of 1934, as amended, or (ii) making any disclosure to the Parent’s shareholders if, in the good faith judgment of the Parent Board (acting through the Special Committee), after receipt of advice from its outside legal counsel, failure so to disclose would be inconsistent with disclosure requirements under applicable Law; provided, any such disclosure made pursuant to clause (i) or (ii) (other than a “stop, look and listen” letter or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act) shall be deemed to be a Parent Recommendation Withdrawal unless the Parent Board (acting through the Special Committee) expressly reaffirms in such disclosure its recommendation in favor of the approval of this Agreement.

(f) The Parent agrees that any violations of the restrictions set forth in this Section 7.6 by any Representative of the Parent or any of its Subsidiaries, shall be deemed to be a breach of this Section 7.6 by the Parent.

(g) As used in this Agreement, the term:

(i) “Acquisition Proposal” means any inquiry, proposal or offer from any person or group of persons other than Company Shareholder or their respective affiliates relating to any: (x) direct or indirect acquisition or purchase (whether in a single transaction or a series of transactions) of a business or businesses that constitutes 30% or more of the net revenues, net income or assets of the Parent and its Subsidiaries, taken as a whole, or 30% or more of any class or series of the capital stock of the Parent or its Subsidiaries, (y) tender offer or exchange offer that if consummated would result in any person or group of persons beneficially owning 30% or more of any class or series of the capital stock of the Parent or its Subsidiaries, or (z) merger, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Parent (or any Subsidiary or Subsidiaries of the Parent whose business or businesses constitute(s) 30% or more of the net revenues, net income or assets of the Parent and its Subsidiaries, taken as a whole);

(ii) “Superior Proposal” means an Acquisition Proposal, which was not obtained in violation of this Section 7.6, and which the Parent Board (acting through the Special Committee) in good faith determines, would, if consummated, result in a transaction that is more favorable from a financial point of view to the shareholders of the Parent, other than Mr. William O’Dowd, (in their capacities as shareholders) than the transactions contemplated hereby (x) after receiving the advice of its financial advisor, (y) after taking into account the likelihood of consummation of such transaction on the terms set forth therein (as compared to the terms herein) and (z) after taking into account all appropriate legal (with the advice of outside counsel), financial (including the financing terms of any such proposal), regulatory or other aspects of such proposal; provided that for purposes of the definition of “Superior Proposal”, the references to “30% or more” in the definition of Acquisition Proposal shall be deemed to be references to “a majority” and the definition of Acquisition Proposal shall only refer to a transaction or series of transactions (i) directly involving the Parent (and not exclusively its Subsidiaries) or (ii) involving a sale or transfer of all or substantially all of the assets of the Parent and its Subsidiaries, taken as a whole.

19

Section 7.7. Company Shareholder Approval.  Immediately following the execution and delivery of this Agreement, the Company shall promptly take all action necessary to obtain the approval and adoption of this Agreement and the Merger by the irrevocable written consent of the Company Shareholder.

Section 7.8. Parent Shareholders Meeting; Preparation of Proxy.

(a) Subject to the terms set forth in this Agreement, the Parent shall take all action necessary to duly call, give notice of, convene and hold the Parent Shareholders Meeting as soon as reasonably practicable after the date of this Agreement, and, in connection therewith, the Parent shall mail a letter to the shareholders, notice of meeting, proxy statement and forms of proxy (collectively, the “Parent Proxy Statement”) to the holders of shares of Parent common stock in advance of such meeting. The Parent Proxy Statement shall include the Parent’s board recommendation that the shareholders adopt the Agreement (the “Parent Recommendation”). The Parent shall use reasonable best efforts to (i) solicit from the holders of shares of Parent common stock proxies in favor of the adoption of this Agreement and approval of the Merger and (ii) take all other actions necessary or advisable to secure the vote or consent of the holders of shares of Parent common stock required by applicable Law to obtain such approval. The Parent shall keep Company Shareholder updated with respect to proxy solicitation results as requested by the Company Shareholder. Once the Parent Shareholders Meeting has been called and noticed, the Parent shall not postpone or adjourn the Parent Shareholders Meeting without the consent of Company Shareholder (other than (i) in order to obtain a quorum of its shareholders or (ii) as reasonably determined by the Parent to comply with applicable Law). At the Parent Shareholders Meeting, Parent’s affiliates shall vote all Shares owned by them in favor of adoption of this Agreement and approval of the Merger. Notwithstanding anything contained herein to the contrary, the Parent shall not be required to hold the Parent Shareholders Meeting if this Agreement is terminated before the meeting is held.

(b) In connection with the Parent Shareholders Meeting, as soon as reasonably practicable following the date of this Agreement the Parent shall prepare and file the Parent Proxy Statement with the SEC. Company Shareholder and Parent will cooperate and consult with each other in the preparation of the Parent Proxy Statement. Without limiting the generality of the foregoing, each of the Company and Company Shareholder will furnish the Parent the information relating to it required by the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder to be set forth in the Parent Proxy Statement. The Parent shall not file the Parent Proxy Statement, or any amendment or supplement thereto, without providing Company Shareholder a reasonable opportunity to review and comment thereon (which comments shall be reasonably considered by the Parent). The Parent shall use its reasonable best efforts to resolve, and each party agrees to consult and cooperate with the other party in resolving, all comments received from the Securities and Exchange Commission (the “SEC”) with respect to the Parent Proxy Statement as promptly as practicable after receipt thereof and to cause the Parent Proxy Statement in definitive form to be cleared by the SEC and mailed to the Parent’s shareholders as promptly as reasonably practicable following filing with the SEC. The Parent agrees to consult with the Company Shareholder prior to responding to SEC comments with respect to the preliminary Parent Proxy Statement. Each of Parent, Merger Subsidiary, the Company Shareholder and the Company agree to correct any information provided by it for use in the Parent Proxy Statement which shall have become false or misleading and the Parent shall promptly prepare and mail to its shareholders an amendment or supplement setting forth such correction. The Parent shall as soon as reasonably practicable (i) notify the Company Shareholder of the receipt of any comments from the SEC with respect to the Parent Proxy Statement and any request by the SEC for any amendment to the Parent Proxy Statement or for additional information and (ii) provide the Company Shareholder with copies of all written correspondence between the Parent and its Representatives, on the one hand, and the SEC, on the other hand, with respect to the Parent Proxy Statement.

20

ARTICLE VIII
CONDITIONS PRECEDENT TO CONSUMMATION OF THE MERGER

Section 8.1. Conditions Precedent to Obligations of Each Party.

The obligations of each party to consummate the Merger are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions precedent:

(a) No Governmental Authority shall have enacted, issued, promulgated, enforced or entered into any Law, executive order, decree, injunction or other Order and no other legal or regulatory restraint or prohibition shall be in effect, in either case, which has the effect of making the Transactions illegal or that otherwise prohibits the consummation of the Merger or the Transactions.

(b) There shall not be pending, commenced or threatened any Legal Proceeding that would reasonably be expected to have the effect of preventing, delaying, making illegal or otherwise prohibiting the consummation of the Merger or the Transactions.

(c) The Parent shall have received the Shareholder Approval specified in Section 5.6.

(d) The Parent shall have filed with the Secretary of State of the State of Florida the Series B Preferred Stock Certificate of Designation and the Series C Preferred Stock Certificate of Designation specified in Section 2.8(a).

(e) All of the outstanding shares of Series A preferred stock of the Parent shall have been exchanged for new shares of Series B preferred stock of the Parent.

Section 8.2. Conditions Precedent to Obligations of Parent and Merger Subsidiary.

The obligations of Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions precedent:

(a) The representations and warranties set forth in Article III and Article IV (other than the Fundamental Representations) shall have been true and correct in all respects (ignoring for the purposes of this Section 8.2(a) any qualifications by “Company Material Adverse Effect” or “materiality” contained in such representations or warranties) as of the date of this Agreement and as of the Closing Date, except (i) to the extent that the failure of such representations and warranties to be true and correct does not constitute a Company Material Adverse Effect, and (ii) for those representations and warranties which expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all respects as of such earlier date except to the extent that the failure of such representations and warranties to have been true and correct as of such earlier date did not constitute a Company Material Adverse Effect).

(b) The Fundamental Representations (other than the representations and warranties set forth in Section 3.3(b)) shall have been true and correct in all respects as of the date of this Agreement and as of the Closing Date, except for those representations and warranties which expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); and (ii) the representations and warranties set forth in Section 3.3(b), solely to the extent that they relate to any consent, waiver, approval or authorization of, or filing with, or notification to, any Person required by any Contract to be made by any Acquired Company in connection with the execution and delivery of this Agreement or the Company Documents shall have been true and correct in all respects as of the date of this Agreement and as of the Closing Date, except for such consents, waivers, approvals, authorizations, filings or notifications which the failure to obtain or make would not reasonably be expected to be material to the Acquired Companies, taken as a whole.

(c) Each of the covenants, agreements and obligations of the Company or the Company Shareholder to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time.

(d) The Parent shall be satisfied with the terms and conditions of this Agreement, and the other Transaction Documents.

21

(e) The Parent shall be satisfied with the results of its due diligence investigation of the Acquired Companies, including their corporate and legal structure and capitalization of each Acquired Company, and the terms and conditions of the Material Contracts and of such Acquired Company.

(f) Since the date of this Agreement, no Company Material Adverse Effect shall have occurred.

(g) The Company Shareholder shall have delivered to the Parent a certificate of the Company Shareholder, dated as of the Closing Date, stating that the conditions specified in Section 8.2(a), Section 8.2(b), Section 8.2(c), and Section 8.2(f) have been satisfied.

Section 8.3. Conditions Precedent to Obligations of Company and the Company Shareholder.

The obligations of Company and the Company Shareholder to consummate the Merger are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions precedent:

(a) The representations and warranties set forth in Article V of this Agreement shall have been true and correct in all material respects (other than representations and warranties that are qualified by a reference to materiality or any similar qualifier, which shall be true and correct in all respects) as of the date of this Agreement and as of the Closing Date.

(b) Each of the covenants, agreements and obligations of Parent and Merger Subsidiary (including, without limitation, the covenants and agreements set forth in Section 2.8 and Section 2.9 of this Agreement) to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time.

(c) Parent shall have delivered to the Company Shareholder a certificate, dated as of the Closing Date, stating that the conditions specified in Section 8.3(a), Section 8.3(b), Section 8.2(d), and Section 8.2(e) have been satisfied.

ARTICLE IX
SURVIVAL; INDEMNIFICATION

Section 9.1. Indemnity by Company Shareholder; Indemnity by Parent.

(a) Subject to the limitations in this Article IX, the Company Shareholder shall indemnify, defend and hold harmless Parent and each of the Acquired Companies (and their respective directors, managers, officers, employees, shareholders and Affiliates) (each, a “Parent Indemnified Party”) from and against any and all Claims, demands, suits, Legal Proceedings, Liabilities, losses, damages, payments, deficiencies, awards, settlements, assessments, judgments, out-of-pocket costs and expenses, including the reasonable fees and disbursements of outside counsel, interest and penalties (collectively, the “Losses”), which any of such Parent Indemnified Parties shall incur, sustain or suffer as a result of:

(i) any breach by the Company Shareholder of any of the representations or warranties set forth in Article III or Article IV; or

(ii) any breach of or default in the performance by the Company Shareholder or any Acquired Company (with respect to any Acquired Company, for pre-Closing breaches or defaults in performance only) of any covenant, agreement or obligation to be performed by the Company Shareholder or any Acquired Company pursuant to this Agreement.

22

For the avoidance of doubt, “Loss” shall not include consequential damages of any kind, or special, exemplar and/or punitive damages or any “diminution in enterprise value”, loss of profit or opportunities, costs or damages.

(b) Subject to the limitations in this Article IX, Parent and each Acquired Company (following Closing) shall jointly and severally indemnify, defend and hold harmless the Company Shareholder and, prior to the Closing, the Acquired Companies and their respective directors, managers, officers, employees and Affiliates (collectively, the “Shareholder Indemnified Parties” and, together with Parent Indemnified Parties, the “Indemnified Parties”) from and against all Losses, which such Shareholder Indemnified Party shall incur, sustain or suffer as a result of:

(i) any breach by Parent or Merger Subsidiary of any of the representations or warranties made by Parent or Merger Subsidiary in Article V;

(ii) any breach of or default in the performance by Parent or Merger Subsidiary (or the Acquired Companies following Closing) of any covenant, agreement or obligation to be performed by Parent or Merger Subsidiary pursuant to this Agreement.

(c) For all purposes of this Agreement, “Losses” shall be net of any insurance proceeds or other amounts actually recovered by the Indemnified Party from insurance policies in connection with the facts giving rise to the right of indemnification (after deducting any expenses related to the receipt of such payment.  The Indemnified Party will use commercially reasonable efforts to claim and collect any amounts available under any such insurance coverage.  If an Indemnified Party receives an amount under insurance coverage with respect to Losses at any time subsequent to any indemnification provided by an Indemnifying Party, then such Indemnified Party shall promptly reimburse the Indemnifying Party for any payment made or expense incurred by such party in connection with providing such indemnification up to such amount received by the Indemnified Party (net of any expenses related to the receipt of such payment, including prospective and retrospective premium adjustments, if any, occasioned by such Losses).  If such Parent Indemnified Party actually realizes a Tax Benefit with respect to any Loss giving rise to such indemnification payment in the taxable year during which such Loss was incurred or the immediately following taxable year, then such Parent Indemnified Party shall pay to the Company Shareholder the amount of such Tax Benefit at such time or times as and to the extent actually realized by such Parent Indemnified Party.

(d) If any Claim (or portion thereof) is based upon a Liability which is contingent only, the Company Shareholder shall not be liable to pay any indemnification for Losses relating to such contingent portion of the Claim unless and until such contingent liability gives rise to an actual obligation to make a payment (but Parent has the right under Section 9.2 to give notice of that Claim before such time).

(e) The parties agree that the cumulative indemnification obligations of each of (i) the Company Shareholder under Section 9.1(a) or (ii) the Parent under Section 9.1(b) shall not, in each case, exceed an amount equivalent to the Indemnification Cap; provided, however, that the Indemnifying Party shall not be liable for any Losses under Section 9.2(a) or Section 9.2(b) for any Loss (or series of related Losses) of less than $25,000 or until the aggregate amount of all Losses exceeds $50,000.  Any Claim (if ultimately payable by the Company Shareholder) may, at its option, be payable in shares of Common Stock at the value assigned to such Common Stock in the Closing Date Merger Consideration.

Section 9.2. Claims.

(a) Any Parent Indemnified Party shall promptly notify the Company Shareholder of any action, suit, Legal Proceeding, demand or breach (a “Claim”) with respect to which Parent Indemnified Party claims indemnification hereunder pursuant to Section 9.1(a).  Any Shareholder Indemnified Party shall promptly notify Parent of any Claim with respect to which the Shareholder Indemnified Party claims indemnification hereunder against Parent pursuant to Section 9.1(b).  For purposes of this Agreement, the term “Indemnifying Party” shall mean, as applicable, either the Company Shareholder on the one hand or Parent, on the other hand, that is an indemnifying party pursuant to, and in accordance with, the provisions of this Article IX.  Any failure of the Indemnified Party to give any notice required under this Section 9.2(a) shall not relieve the Indemnifying Party of its obligations under this Article IX except to the extent, if at all, that such Indemnifying Party shall have been actually prejudiced thereby.

23

(b) If any Claim relates to any action, suit, Legal Proceeding or demand instituted against the Indemnified Party by a third party (a “Third Party Claim”) with respect to which Claim the Indemnifying Party is obligated to provide indemnification under this Article IX, then the Indemnifying Party shall be entitled, at its own expense, to be fully involved and participate fully in or, subject to the provisions of this Section 9.2(b), assume the defense of such Third Party Claim.  Within thirty (30) days after the Indemnified Party gives written notice of such Third Party Claim pursuant to Section 9.2(a), the Indemnifying Party may assume the defense of such Third Party Claim with counsel reasonably satisfactory to the Indemnified Party by providing the Indemnified Party with written notice of its election to assume such defense and assuming full responsibility for any Losses (as between the Indemnifying Party and the Indemnified Party) resulting from such Third Party Claim.  Notwithstanding the right of the Indemnified Party to retain its own counsel as described below, if the Indemnifying Party assumes the defense of any Third Party Claim, (A) the Indemnifying Party shall have the authority to negotiate and propose a settlement, compromise or discharge of such Third Party Claim, and (B) the Indemnified Party shall agree to any settlement, compromise or discharge of such Third Party Claim that the Indemnifying Party may recommend and that by its terms obligates the Indemnifying Party to pay the full amount of the liability in connection with such Third Party Claim, and which releases the Indemnified Party completely from liability in connection with such Third Party Claim, provided that such settlement, compromise or discharge does not impose any equitable, injunctive or other non-monetary remedies or obligations on the Indemnified Party but involves solely the payment of money damages for which the Indemnified Party will be indemnified hereunder.

(c) The Indemnified Party shall retain the right to employ its own counsel and to participate in the defense of any Third Party Claim, the defense of which has been assumed by the Indemnifying Party pursuant hereto, but the Indemnified Party shall bear and shall be solely responsible for its own costs and expenses in connection with such participation, unless (i) the Indemnified Party receives the written opinion of counsel that representation of the Indemnified Party and the Indemnifying Party by the same counsel presents a conflict of interest under applicable standards of professional conduct or (ii) the Indemnified Party receives the written opinion of counsel that there may be legal defenses available to it which are different from or in addition to the defenses available to the Indemnifying Party and in the reasonable judgment of such counsel it is advisable for the Indemnified Party to employ separate counsel.  In no event will the Indemnified Party consent to the entry of any judgment or enter into any settlement with respect to any Third Party Claim for which it seeks indemnification hereunder without the prior written consent of the Company Shareholder, on the one hand, or Parent, on the other hand (in any case, not to be unreasonably withheld, delayed or conditioned).  If the Indemnifying Party elects not to assume the defense of the Third Party Claims, then the Indemnified Party may not, without the prior written consent of the Indemnifying Party, settle or compromise any action, consent to the entry of any judgment or forego any appeal with respect thereto (in any case, not to be unreasonably withheld, delayed or conditioned).

Section 9.3. Exclusive Remedy.  The indemnities provided for in this Article IX are the sole and exclusive remedies of the Indemnified Parties for any breach of this Agreement, including those caused by any breach of or inaccuracy in any representation or warranty or breach, nonfulfillment or default in the performance of any of the covenants or agreement contained in this Agreement, other than claims for fraud.  The parties shall not be entitled to a rescission of this Agreement, or to any further indemnification rights or other claims of any nature whatsoever in respect thereof (whether by contract, common law, statute, law, regulation or otherwise), all of which the parties hereby waive, except claims for fraud.  In furtherance of the foregoing, effective as of the Closing, Parent and the Merger Subsidiary each hereby waives and releases to the fullest extent permitted under applicable Law, the Company Shareholder, whether in any individual, corporate or any other capacity, from and against any and all other rights, claims and causes of action it may have against the Company Shareholder arising out of any matter, cause or event occurring contemporaneously with or prior to the execution and delivery of this Agreement; provided, however, that without limiting the foregoing, nothing contained in this Section 9.3 shall operate to release any claim by the Parent and the Merger Subsidiary arising out of or relating to this Agreement, the Company Documents, the Transactions (including relating to any exhibit, Schedule or document delivered hereunder) or fraud.  The provisions in this Agreement relating to indemnification, and the limits imposed on the Parent Indemnified Parties’ remedies with respect to this Agreement and the Transactions were specifically bargained for between sophisticated parties and were specifically taken into account in the determination of the amounts to be paid to the Company Shareholder hereunder.  No Parent Indemnified Party may avoid the limitations on Liability set forth in this Article IX by seeking damages for breach of contract, tort or pursuant to any other theory of Liability, and each party hereto agrees not to institute any such claim.  Notwithstanding anything in this Agreement to the contrary, the sole and exclusive remedy of the Shareholder Indemnified Parties for any Losses incurred, sustained or suffered by any of the Shareholder Indemnified Parties as a result of (a) any breach by Parent or Merger Subsidiary of any of the representations or warranties made by Parent or Merger Subsidiary in Article V, or (b) any breach of or default in the performance by Parent or Merger Subsidiary of any covenant, agreement or obligation to be performed by Parent or Merger Subsidiary pursuant to this Agreement, in each case prior to Closing, shall be the termination rights of the Company and the Company Shareholder set forth in Section 10.1(d) and Section 10.1(e) in accordance with the terms thereof.

24

Section 9.4. Purchase Price Adjustment.  The parties hereto agree to treat any indemnity payments made under this Article IX as adjustments to the Closing Date Merger Consideration for all Tax purposes to the extent permitted by applicable Law.

ARTICLE X
TERMINATION; AMENDMENT; WAIVER

Section 10.1. Termination.  This Agreement may be terminated and the Merger contemplated hereby may be abandoned at any time prior to the Effective Time, notwithstanding approval of the Merger and the Transactions by the Company Shareholder:

(a) by mutual written consent of the Company and Parent;

(b) by either the Company or Parent:

(i) if any court of competent jurisdiction or any Governmental Authority shall have issued an Order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Merger; or

(ii) if the Merger shall not have been consummated on or before June 30, 2016 (the “Outside Date”), unless the failure to consummate the Merger is the result of a breach of this Agreement by the party seeking to terminate this Agreement;

(c) by Parent, upon a breach of any covenant or agreement on the part of the Company or the Company Shareholder set forth in this Agreement, or if any representation or warranty contained in Article III or Article IV shall be or have become untrue, in either case such that any of the conditions set forth in Section 8.2(a), Section 8.2(b) or Section 8.2(c) would not be satisfied (a “Terminating Company Breach”); provided, however, that, if such Terminating Company Breach is curable by the Company or the Company Shareholder through the exercise of its respective reasonable best efforts, then, for a period of up to thirty (30) days after receipt by the Company and the Company Shareholder of notice from Parent of such breach, but only as long as the Company and/or the Company Shareholder (as applicable) continues to use its respective reasonable best efforts to cure such Terminating Company Breach (the “Company Cure Period”) (provided, however, that the Company Cure Period shall terminate on the close of business on the Business Day prior to the Outside Date), such termination shall not be effective, and such termination shall become effective only if the Terminating Company Breach is not cured within the Company Cure Period;

(d) by the Company or the Company Shareholder, upon a breach of any covenant or agreement on the part of Parent or the Merger Subsidiary set forth in this Agreement, or if any representation or warranty of Parent or the Merger Subsidiary shall be or have become untrue, in either case such that any of the conditions set forth in Section 8.3(a) or Section 8.3(b) would not be satisfied (a “Terminating Parent Breach”); provided, however, that, if such Terminating Parent Breach is curable by Parent or Merger Subsidiary through the exercise of its respective reasonable best efforts, then, for a period of up to thirty (30) days after receipt by Parent and Merger Subsidiary of notice from the Company of such breach, but only as long as Parent and/or Merger Subsidiary (as applicable) continues to use its respective reasonable best efforts to cure such Terminating Parent Breach (the “Parent Cure Period”) (provided, however, that the Parent Cure Period shall terminate on the close of business on the Business Day prior to the Outside Date), such termination shall not be effective, and such termination shall become effective only if the Terminating Parent Breach is not cured within the Parent Cure Period; or

25

(e) by the Company or the Company Shareholder if the Company or the Company Shareholder has satisfied (or Parent has waived) each of the conditions to Parent’s and Merger Subsidiary’s obligations to consummate the Transactions set forth in Section 8.1 and Section 8.2 (excluding conditions that cannot be satisfied until the Closing); provided, that such conditions could have been satisfied or would have been waived assuming the Closing would occur), and the Company and the Company Shareholder have indicated in writing to Parent that the Company and the Company Shareholder are ready, willing and able to consummate the Transactions on the date contemplated by Section 2.3 and are prepared to satisfy the conditions set forth in Section 8.1 and Section 8.2 that cannot be satisfied until the Closing on such date and Parent and Merger Subsidiary fail to consummate the Transactions within five Business Days following the date on which the Closing should have occurred pursuant to Section 2.3.

Section 10.2. Amendment.  This Agreement and the Plan of Merger may be amended by action taken by the board of directors of each of Merger Subsidiary, the Company and Parent at any time before the Effective Time; provided, however, that no amendment shall be made that under applicable Law requires the approval of the Company Shareholder without the approval of such Company Shareholder.  This Agreement may not be amended except by an instrument in writing signed on behalf of all of the parties.

Section 10.3. Extension; Waiver.  At any time prior to the Effective Time, either the Company or the Company Shareholder, on the one hand, or Parent and Merger Subsidiary, on the other hand, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other, (b) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto by the other or (c) waive compliance with any of the agreements or conditions contained herein by the other.  Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.  Except with respect to any provision contained herein that provides for a specific time period to exercise a right, the delay or failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.

ARTICLE XI
MISCELLANEOUS

Section 11.1. Entire Agreement; Assignment.  This Agreement, the Confidentiality Agreement (which Confidentiality Agreement the parties agree will automatically terminate as of the Closing and be of no further force or effect), and the other Transaction Documents (a) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all other prior and contemporaneous agreements and understandings, both written and oral, between the parties or any of them with respect to the subject matter hereof and thereof, and (b) shall not be assigned by operation of Law or otherwise; provided that, Parent may or Parent may cause Merger Subsidiary to, without the prior written consent of any party, assign any or all of its rights hereunder to (i) one or more of its Affiliates, (ii) any lender of Parent or any of its subsidiaries, including the Company and its Subsidiaries, for collateral security purposes or (iii) any future purchaser of all or substantially all of the assets of the Company and/or any Subsidiary; provided further that no such assignment under subsection (ii) shall relieve Parent or Merger Subsidiary of any of its obligations hereunder.

Section 11.2. Notices.  All notices, requests, Claims, demands and other communications hereunder shall be in writing and shall be given by delivery in person, via electronic mail transmission, by overnight delivery service from a nationally-recognized overnight carrier or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as set forth below.  Any such notice, request, Claim, demand and other communications shall be deemed given or made (a) on the date of delivery, if delivered in person or by electronic mail transmission, (b) on the next Business Day following it being sent via nationally-recognized overnight courier, or (c) on the third (3rd) Business Day following it being mailed by national carrier or by registered or certified mail.

26

if to the Company Shareholder or the Company:	Dolphin Entertainment, Inc. 2151 Le Jeune Road Suite 15-Mezzanine Coral Gables, FL 33134 Attention: William O’Dowd Telephone: 305-774-0407
with a copy (which shall not constitute notice) to:	Greenberg Traurig, P.A. 401 East Las Olas Boulevard, Suite 2000 Fort Lauderdale, FL 33301 Attention: Kara MacCullough Telephone: 954-765-0500
if to Parent or Merger Subsidiary:	c/o Dolphin Digital Media, Inc. 2151 Le Jeune Road Suite 15-Mezzanine Coral Gables, FL 33134 Attention: Michael Espensen Telephone: 305-774-0407
and	c/o Dolphin Digital Media, Inc. 2151 Le Jeune Road Suite 15-Mezzanine Coral Gables, FL 33134 Attention: Nicholas Stanham Telephone: 305-774-0407

with a copy (which shall not constitute notice) to:	c/o Kingston Petersen 93 S. Jackson Street Seattle, WA 98104 Attention: Andrew Kingston Telephone: 206-257-2107
or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

Section 11.3. Governing Law; Jurisdiction; Venue; Service of Process; Waiver of Jury Trial.

(a) The interpretation and construction of this Agreement or any other Transaction Document, and all matters relating hereto (including the validity or enforcement of this Agreement), shall be governed by the laws of the State of Florida without regard to any conflicts or choice of laws provisions of the State of Florida that would result in the application of the Law of any other jurisdiction.

(b) Each party, by its execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts of Miami-Dade County, Florida for the purpose of any lawsuit between or among the parties arising in whole or in part under or in connection with this Agreement or any other Transaction Document, (ii) hereby waives to the extent not prohibited by applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such lawsuit, any Claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such lawsuit brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or any other Transaction Document or the subject matter hereof or thereof may not be enforced in or by such court and (iii) hereby agrees not to commence any such lawsuit other than before one of the above-named courts.

27

(c) Each party hereby (i) consents to service of process in any lawsuit between or among the parties arising in whole or in part under or in connection with this Agreement or any other Transaction Document in any manner permitted by Florida Law, (ii) agrees that service of process made in accordance with clause (i) or made by registered or certified mail, return receipt requested, at its address specified pursuant to Section 11.2, will constitute good and valid service of process in any such lawsuit and (iii) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such lawsuit any claim that service of process made in accordance with clause (i) or (ii) does not constitute good and valid service of process.

(d) EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 11.4. Parties in Interest; No Third Party Beneficiaries.  Except as set forth in Section 11.1, this Agreement shall be binding upon and inure solely to the benefit of each party, and, except as set forth in Section 9.1, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

Section 11.5. Execution of this Agreement.  This Agreement may be executed in original or facsimile counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.  The exchange of copies of this Agreement and of signature pages by facsimile or email transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes.  Signatures of the parties transmitted by facsimile or email shall be deemed to be their original signatures for all purposes.

Section 11.6. Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

Section 11.7. Disclosure Generally.  All schedules attached hereto (including without limitation the Company Disclosure Schedules) are incorporated herein and expressly made a part of this Agreement as though completely set forth herein.  All references to this Agreement herein or in any of the schedules (including without limitation the Company Disclosure Schedules) shall be deemed to refer to this entire Agreement, including all schedules.  Notwithstanding anything to the contrary contained in the Company Disclosure Schedules or in this Agreement, the information and disclosures contained in any Company Disclosure Schedule shall be deemed to be disclosed and incorporated by reference in any other Company Disclosure Schedule or representation or warranty contained in Article III, as applicable, as though fully set forth in such Disclosure Schedule or representation or warranty for which applicability of such information and disclosure is reasonably apparent on its face notwithstanding the absence of a cross reference contained therein.  In addition, matters reflected in the Company Disclosure Schedules are not necessarily limited to matters required by this Agreement to be reflected in the Company Disclosure Schedules.  Such additional matters are set forth for informational purposes only and do not necessarily include other matters of a similar nature.  The information contained in this Agreement, in the Company Disclosure Schedules, and exhibits hereto is disclosed solely for purposes of this Agreement, and no information contained herein or therein shall be deemed to be an admission by any party hereto to any third party of any matter whatsoever (including any violation of Law or breach of contract).  Nothing in the Company Disclosure Schedules is intended to broaden the scope of any representation or warranty contained in this Agreement or create any covenant.  Such information and the dollar thresholds set forth herein shall not be used as a basis for interpreting the terms “material” or “Company Material Adverse Effect” or other similar terms in this Agreement.

28

Section 11.8. Legal Representation.  In any proceeding by or against any Parent Indemnified Party wherein any Parent Indemnified Party asserts or prosecutes any claim under, or otherwise seeks to enforce, this Agreement, Parent agrees in connection with such proceeding (a) that no Parent Indemnified Party or counsel therefor will move to seek disqualification of Greenberg Traurig, (b) to waive any right any Parent Indemnified Party may have to assert the attorney-client privilege against Greenberg Traurig with respect to any communication or information contained in Greenberg Traurig’s possession or files and (c) to consent to the representation of the Company Shareholder and its Affiliates by Greenberg Traurig, notwithstanding that Greenberg Traurig has or may have represented the Company Shareholder or any of its Affiliates (including the Acquired Companies) as counsel in connection with any matter, including any transaction (including the Transactions), negotiation, investigation, proceeding or action, prior to the Closing.  This consent and waiver extends to Greenberg Traurig’s representing the Company Shareholder against Parent or any Parent Indemnified Party in any dispute, litigation, arbitration or mediation in connection with this Agreement or the Transactions including any matter arising under Article II.  Any privilege attaching as a result of Greenberg Traurig’s representing the Company or any of its Subsidiaries in connection with the Transactions shall survive the Closing and shall remain in effect, provided that such privilege from and after the Closing shall be assigned to and controlled by the Company Shareholder.  In furtherance of the foregoing, each of the parties hereto agrees to take the steps necessary to ensure that any privilege attaching as a result of Greenberg Traurig representing the Company or any of its Subsidiaries in connection with the Transactions shall survive the Closing, remain in effect and be assigned to and controlled by the Company Shareholder.  The Parent Indemnified Parties acknowledge that the Company Shareholder has a reasonable expectation of privacy with respect to its communications (including any communications using the Acquired Companies’ computer and email systems and servers), with Greenberg Traurig prior to the Closing, solely to the extent that such communication reasonably relates to the transactions consummated pursuant to this Agreement, including the Company’s preparation for the transactions contemplated by this Agreement.  Parent agrees that it will, and will cause the Acquired Companies to, respect the confidentiality and privileged nature of all such communications between Greenberg Traurig, on the one hand, and the Acquired Companies and/or the Company Shareholder, on the other hand, and Parent agrees that it will not, and will cause the Acquired Companies not to, seek discovery of any such communications or otherwise claim any right of access or use to any such communications.  As to any privileged attorney client communications between Greenberg Traurig and the Company Shareholder, the Company or any of its Subsidiaries prior to the Closing Date (collectively, the “Privileged Communications”), the Parent, the Merger Subsidiary and the Company (including, after the Closing, the Surviving Corporation), together with any of their respective Affiliates, successors or assigns, agree that no such party may use or rely on any of the Privileged Communications in any action or claim against or involving any of the parties hereto after the Closing.  The Surviving Corporation further agrees that, on its own behalf and on behalf of its Subsidiaries, Greenberg Traurig’s retention by the Surviving Corporation or any of its respective Subsidiaries shall be deemed completed and terminated without any further action by any Person effective as of the Closing.

Section 11.9. Conflict Between Transaction Documents.  The parties hereto agree and acknowledge that to the extent any terms and provisions of this Agreement are in any way inconsistent with or in conflict with any term, condition or provision of any other agreement, document or instrument contemplated hereby, this Agreement shall govern and control.

 [SIGNATURE PAGE FOLLOWS]

29

IN WITNESS WHEREOF, each party has executed or has caused this Agreement and Plan of Merger to be duly executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above written.

PARENT:

DOLPHIN DIGITAL MEDIA, INC.

By: s/ Mirta A. Negrini
Name: Mirta A. Negrini
Title: CFO/COO

MERGER SUBSIDIARY:

DDM MERGER SUB, INC.

By: s/ William O’Dowd
Name: William O’Dowd
Title: Authorized Signatory

COMPANY:

DOLPHIN FILMS, INC.

By: s/ William O’Dowd
Name: William O’Dowd
Title: President

COMPANY SHAREHOLDER:

DOLPHIN ENTERTAINMENT, INC.

By: s/ William O’Dowd
Name: William O’Dowd
Title: President

30

EXHIBIT A

DEFINITIONS AND DEFINED TERMS

“Acquired Companies” shall mean, collectively, the Company and the Acquired Subsidiaries.

“Acquired Subsidiaries” shall mean each Subsidiary of the Company.

“Acquirer Documents” shall have the meaning set forth in Section 5.2.

“Acquisition Proposal” shall have the meaning set forth in Section 7.6(g)(i).

“Affiliate” shall mean with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, and the term “control” (including the terms “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Articles of Merger” shall have the meaning set forth in Section 2.2.

“Balance Sheet” shall have the meaning set forth in Section 3.6(a).

“Balance Sheet Date” shall have the meaning set forth in Section 3.6(a).

“Business Day” shall mean a day other than a Saturday, Sunday or other day on which commercial banks in Miami-Dade County, Florida are authorized or required by Law to close.

“Capital Lease Obligations” shall mean, without duplication of any item that would otherwise be included in the term Indebtedness, any obligation (including accrued interest) of the Company or its Subsidiaries under a lease agreement that would be capitalized pursuant to GAAP.  Notwithstanding the foregoing, Capital Lease Obligations shall not include any breakage costs, prepayment penalties or fees or other similar amounts, except to the extent actually incurred in connection with the consummation of the Transactions.

“Claim” shall have the meaning set forth in Section 9.2(a).

“Closing” shall have the meaning set forth in Section 2.3.

“Closing Date” shall mean the date on which the Closing occurs.

“Closing Date Company Expenses” shall mean, as of Closing, all of the Company’s unpaid out-of-pocket expenses incurred in connection with the Transactions (including, but not limited to, the fees and expenses of professionals (including investment bankers, attorneys, accountants and other consultants and advisors retained by any Acquired Company or the Company Shareholder in connection with the Transactions), any transaction bonuses, change of control bonuses or accelerated benefits to be paid in connection with the consummation of the Transactions.

“Closing Date Merger Consideration” shall have the meaning set forth in Section 2.8(a).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Commercial Software” shall mean any commercial off-the-shelf software products and firmware or software embedded in equipment used by the Company, in all such cases with a total purchase price of less than $5,000.

31

“Common Stock” shall have the meaning set forth in the recitals to this Agreement.

“Company” shall have the meaning set forth in the preamble to this Agreement.

“Company Cure Period” shall have the meaning set forth in Section 10.1(c).

“Company Disclosure Schedules” shall have the meaning set forth in the preamble of Article III.

“Company Documents” shall have the meaning set forth in Section 3.2.

“Company Intellectual Property” shall have the meaning set forth in Section 3.11.

“Company Material Adverse Effect” shall mean any change, development, event, effect, circumstance or occurrence that, individually or in the aggregate, is or would reasonably be expected to be material and adverse to the business, condition (financial or otherwise), assets, Liabilities or results of operations of the Acquired Companies, taken as a whole, or prevents or materially delays, or would reasonably be expected to prevent or materially delay, the Company’s ability to perform its obligations hereunder; provided, however, that none of the following shall be a “Company Material Adverse Effect”:

(a)           changes in general economic conditions in the United States or any other country or region in the world, or changes in conditions in the global economy generally to the extent such changes do not adversely affect the Acquired Companies in a materially disproportionately adverse manner relative to other participants in the industry in which the Acquired Companies engage;

(b)           changes in conditions in the financial markets, credit markets or capital markets in the United States or any other country or region in the world, including, but not limited to, changes in interest rates in the United States or any other country and changes in exchange rates for the currencies of any countries;

(c)           changes in political conditions in the United States or any other country or region in the world, to the extent such changes do not adversely affect the Acquired Companies in a materially disproportionately adverse manner relative to other participants in the industry in which the Acquired Companies engage;

(d)           changes in conditions in the industry in which the Acquired Companies conduct business, to the extent such acts do not adversely affect the Acquired Companies in a materially disproportionately adverse manner relative to other participants in the industry in which the Acquired Companies engage

(e)           acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism) in the United States or any other country or region in the world;

(f)           earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions and other force majeure events in the United States or any other country or region in the world;

(g)           the announcement of this Agreement or the pendency or consummation of the Transactions;

(h)           the taking of any action required by this Agreement or any Transaction Document, or the failure to take any action prohibited by this Agreement or any Transaction Document;

(i)           any actions taken, or failure to take action, in each case, to which Parent has in writing expressly approved, consented to or requested;

(j)           changes in Law or GAAP, to the extent such changes do not adversely affect the Acquired Companies in a materially disproportionately adverse manner relative to other participants in the industry in which the Acquired Companies engage;

32

(m)           any failure by the Company to meet any internal projections or forecasts or estimates of revenues or earnings for any period (it being understood and agreed that the facts and circumstances giving rise to such failure that are not otherwise excluded from the definition of a Company Material Adverse Effect may be taken into account in determining whether there has been a Company Material Adverse Effect).

“Company Shareholder” shall have the meaning set forth in the preamble to this Agreement.

“Company Shareholder Documents” shall have the meaning set forth in Section 4.1.

“Confidentiality Agreement” shall have the meaning set forth in Section 7.1.

“Contracts” shall mean all contracts, agreements, leases, licenses, notes, mortgages, arrangements, understandings and commitments (and all amendments, side letters, modifications and supplements thereto, including any agreements, amendments, modifications or other changes made through e-mail, facsimile or other informal written communication), whether written or oral.

“Dollars” and “$” shall mean United States of America dollars.

“Effective Time” shall have the meaning set forth in Section 2.2.

“Environmental Claim” shall mean any claim; litigation; demand; action; cause of action; suit; loss; cost, including attorneys’ fees, diminution in value, and expert’s fees; Losses; punitive damage, fine, penalty, expense, liability, criminal liability, strict liability, judgment, governmental or private investigation and testing; notification of potential responsibility for clean-up of any facility or for being in violation or in potential violation of any requirement of Environmental Law; proceeding; consent or administrative order, agreement, or decree; Lien; personal injury or death of any Person; or property damage (including diminution in value damages), whether threatened, sought, brought, or imposed, that is related to or that seeks to recover Losses related to, or seeks to impose liability under Environmental Law, including for: (a) improper use or treatment of wetlands, pinelands, or other protected land or wildlife; (b) radioactive materials (including naturally occurring radioactive materials); (c) pollution, contamination, preservation, protection, decontamination, remediation, or clean-up of the indoor or ambient air, surface water, groundwater, soil or protected lands; (d) exposure of Persons or property to any Hazardous Material and the effects thereof; (e) the release or threatened release (into the indoor or outdoor environment), generation, manufacture, processing, distribution in commerce, use, application, transfer, transportation, treatment, storage, disposal, or remediation of a Hazardous Material; (f) injury to, death of, or threat to the health or safety of any Person or Persons caused directly or indirectly by any Hazardous Material; (g) destruction of property or injury to persons caused directly or indirectly by any Hazardous Material or the release or threatened release of any Hazardous Material to any property (whether real or personal); (h) the implementation of spill prevention and/or disaster plans relating to any Hazardous Material; (i) failure to comply with community right-to-know and other disclosure Laws; or (j) maintaining, disclosing, or reporting information to Governmental Authorities or any other third Person under, or complying or failing to comply with, any Environmental Law.  The term “Environmental Claim” also includes any Losses incurred in testing related to or resulting from any of the foregoing.

“Enforceability Exceptions” means applicable bankruptcy, insolvency, reorganization, moratorium and other Laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

“Environmental Laws” shall mean all Laws as enacted and in effect on or prior to the Closing Date concerning pollution or protection of human health or the environment, including all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal,  processing, discharge, release, threatened release, or cleanup of any Hazardous Material.

“Environmental Permits” shall mean all Permits relating to or required by Environmental Laws and necessary for the conduct of the business of the Acquired Companies.

33

“FBCA” shall have the meaning set forth in the recitals to this Agreement.

“Financial Statements” shall have the meaning set forth in Section 3.6(a).

“Fundamental Representations” shall mean the representations and warranties set forth in (i) the first sentence of Section 3.1,  (ii) Section 3.2, (iii) clauses (a)(i)(1) and (a)(i)(4), and (b) of Section 3.3, (iv)  Section 3.4, (v) Section 3.5, (vi) Section 3.8, (vii) Section 3.17, (viii) Section 3.19, (ix) Section 4.1, (x) Section 4.2 (xi) Section 4.3, (xii) Section 4.4, (xiii) Section 4.5 and (xiv) Section 4.6.

“GAAP” shall mean United States generally accepted accounting principles as consistently applied by the Acquired Companies without any change in accounting methods, policies, practices, procedures, classifications, conventions, categorizations, definitions, principles, judgments, assumptions, techniques or estimation methods with respect to financial statements, their classification, judgments, or presentation or otherwise (including with respect to the nature of accounts, level of reserves or level of accruals) from those used in the preparation of the audited financial statements of the Acquired Companies for the fiscal year ended December 31, 2013, in each case, to the extent consistent with GAAP.

“Governmental Authority” shall mean any federal, state, national, provincial, municipal or other governmental department, commission, board, bureau, agency, legislative or administrative body, instrumentality, or any court or tribunal of the United States or any of its possessions or territories.

“Greenberg Traurig” shall mean Greenberg Traurig LLP and Greenberg Traurig, P.A.

“Hazardous Material” shall mean any substance, material or waste (regardless of physical form or concentration) that (a) is classified as hazardous or toxic, or which contains explosive or  radioactive material, asbestos, polychlorinated biphenyl, or petroleum hydrocarbons, or (b) is defined, designated, listed,  or  regulated under Environmental Law as a  hazardous substance, hazardous waste, hazardous material, pollutant or contaminant.

“Indebtedness” shall mean without duplication, the outstanding principal amount of, accrued and unpaid interest on and other payment obligations (including any prepayment obligations payable as a result of the consummation of the Transactions) related to (a) all indebtedness for borrowed money, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired and subject thereto; (c) all guarantees, endorsements and other contingent obligations in respect of Indebtedness of others; (d) the deferred portion or installments of purchase price, and any amounts reserved for the payment of a contingent purchase price, in connection with the acquisition of any business; (e) obligations to reimburse issuers of any letters of credit (but only to the extent drawn without duplication of other indebtedness supported or guaranteed thereby); (f) any obligation evidenced by bonds, debentures, notes or similar instruments; (g) Capital Lease Obligations, with such lease obligations to be determined in accordance with GAAP, and (h) for interest rate swap contracts, swap contracts, foreign currency exchange contracts or other hedging or similar contracts (including any breakage or associated fees); provided that Indebtedness shall not include (x) any item that would constitute Indebtedness solely between or among one Acquired Company and one or more other Acquired Companies, (y) operating leases or (z) accounts payable, accrued expenses, accrued income taxes or deferred income tax liability, in each case, incurred in the Ordinary Course of Business.

“Indemnification Cap” means three million Dollars ($3,000,000).

“Indemnified Parties” shall have the meaning set forth in Section 9.1(b).

“Indemnifying Party” shall have the meaning set forth in Section 9.2(a).

34

“Infringe” shall mean infringe, misappropriate or otherwise violate.

“Insurance Policies” shall have the meaning set forth in Section 3.18.

“Intellectual Property” shall mean, collectively, all United States and foreign intellectual property, including all (i) patents and patent applications, (ii) trademarks, trademark registrations and applications therefor, domain names, trade dress, trade names, service marks, service mark registrations and applications therefor, Internet domain name registrations, logos and the goodwill associated therewith, (iii) copyrightable works, copyright registrations and applications therefor, and (iv)  proprietary inventions, know-how, Trade Secrets, and proprietary confidential business information.

“IRS” shall mean the Internal Revenue Service.

“Knowledge” shall mean with respect to the Company, the actual knowledge of William O’Dowd IV or Mirta Negrini.

“Law” shall mean any federal, state, national, provincial, local or other law, rule of common law, statute, act, ordinance or other governmental requirement of any kind, and the rules, regulations and orders promulgated thereunder.

“Legal Proceeding” shall mean any judicial, administrative or arbitral actions, suits, claims, investigations, mediations or proceedings (public or private), whether for condemnation or otherwise, by or before a Governmental Authority or arbitrator.

“Liabilities” shall mean any debt, liability or obligation (whether direct or indirect, absolute or contingent, accrued or unaccrued, asserted or unasserted, liquidated or unliquidated, or due or to become due) and including all costs and expenses thereto.

“Lien” shall mean any mortgages, liens, pledges, charges, security interests, leases, licenses, conditional sale agreements or other title retention agreements, options, rights of way, easements or encumbrances of any kind, other than Permitted Exceptions.

“Losses” shall have the meaning set forth in Section 9.1(a).

“Material Contract” shall have the meaning set forth in Section 3.12.

“Merger” shall have the meaning set forth in the recitals to this Agreement.

“Merger Subsidiary” shall have the meaning set forth in the preamble to this Agreement.

“Merger Subsidiary Common Stock” shall mean the Common Stock, no par value per share, of Merger Subsidiary.

 “Order” shall mean any order, injunction, judgment, decree, consent decree, ruling, writ, assessment, settlement, stipulation, administrative order, compliance order or arbitration award of a Governmental Authority or arbitrator.

“Ordinary Course of Business” shall mean the ordinary and usual course of business of the Acquired Companies consistent with past practice.

“Outside Date” shall have the meaning set forth in Section 10.1(b)(ii).

“Parent” shall have the meaning set forth in the preamble to this Agreement.

“Parent Board” shall have the meaning set forth in the recitals to this Agreement.

“Parent Cure Period” shall have the meaning set forth in Section 10.1(d).

“Parent Proxy Statement” shall have the meaning set forth in Section 7.8(a).

35

“Parent Recommendation” shall have the meaning set forth in Section 7.8(a).

“Parent Recommendation Withdrawal” shall have the meaning set forth in Section 7.6(d).

“Parent Shareholders Meeting” means the annual meeting of the shareholders of the Parent to be held to consider the adoption of this Agreement.

“Parent Indemnified Party” shall have the meaning set forth in Section 9.1(a).

 “Permits” shall mean all permits, licenses, variances, exemptions, orders, registrations, franchises, consents, waivers, notifications, certificates, qualifications and approvals and governmental authorizations of all Governmental Authorities.

“Permitted Exceptions” shall mean (i) minor imperfections in title, restrictions, easements of record, rights of way and other similar non-monetary encumbrances on any real property which are not, individually or in the aggregate, material in amount or do not or are not reasonably likely to materially detract from the value of or materially impair the existing use of the property affected by such encumbrances or imperfections; (ii) statutory liens for current Taxes, assessments or other governmental charges not yet delinquent or the amount or validity of which is being contested in good faith by appropriate proceedings, provided a reserve is established therefor as required by GAAP; (iii) mechanics’, carriers’, workers’, warehousemen’s, repairers’ and similar Liens arising or incurred in the Ordinary Course of Business and not delinquent; (iv) liens securing Indebtedness as disclosed in the Financial Statements or in the Company Disclosure Schedules, which such liens shall be released upon repayment of such Indebtedness on or prior to the Closing; (v) liens securing rental payments under a capital or operating lease; and (vi) Liens arising in the Ordinary Course of Business under worker’s compensation, unemployment insurance, social security, retirement and similar legislation.

“Person” shall mean any individual, corporation, partnership, limited liability company, association, trust, unincorporated entity or other legal entity.

“Personal Property Leases” shall have the meaning given to such term in Section 3.10.

“Privileged Communications” shall have the meaning given to such term in Section 11.8.

“Registered Intellectual Property” shall mean all (i) patents, (ii) trademark and service mark registrations, (iii) copyright registrations; (iv) domain name registrations; (v) any similar registrations, issuances or certificates for any Article of Intellectual Property; and (vi) applications for any of the foregoing.

“Representatives” shall mean officers, directors, employees, accountants, counsel, financial advisors and other representatives.

“SEC” shall mean the Securities and Exchange Commission.

“Seller Tax Returns” shall have the meaning set forth in Section 7.3(b).

“Shareholder Approval” shall have the meaning set forth in Section 5.6.

“Shareholder Indemnified Parties” shall have the meaning set forth in Section 9.1(b).

“Shares” shall mean all shares of Common Stock owned by the Company Shareholder.

“Special Committee” shall have the meaning set forth in the recitals to this Agreement.

“Straddle Period” shall have the meaning set forth in Section 7.3(c).

36

“Subsidiary” shall mean each Person with respect to which a Person has (i) the right to vote (directly or indirectly through one or more other Persons or otherwise) shares or other equity representing 50% or more of the votes eligible to be cast in the election of directors or similar governing body of such Person, or (ii) the legal power to direct the business or policies of such Person.

“Superior Proposal” shall have the meaning set forth in Section 7.6.

“Surviving Corporation” shall have the meaning set forth in Section 2.1.

“Tax” shall mean any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under section 59A of the Code), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, occupancy, personal property, sales, use, transfer, financial transaction, registration, value added, alternative or add on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not. “Taxes” shall mean any or all of the foregoing collectively.

“Tax Benefit” shall mean any refund of Taxes paid (to the extent such refund is actually received in cash) or reduction in the amount of cash Taxes of the Company that otherwise would have been paid in such calendar year, provided, however, that in all such instances, for this purpose the Tax Benefit, if any, shall be computed by treating any deduction relating to such Loss as the last deduction taken.

“Tax Return” shall mean any return, declaration, report, claim for refund or information return or statement relating to any Tax, including any schedule or attachment thereto and including any amendment thereof.

“Taxing Authority” shall mean the IRS or any Governmental Authority responsible for the imposition or collection of any Tax.

“Terminating Company Breach” shall have the meaning set forth in Section 10.1(c).

“Terminating Parent Breach” shall have the meaning set forth in Section 10.1(d).

“Third Party Claim” shall have the meaning set forth in Section 9.2(b).

“Trade Secrets” shall mean trade secrets, know-how and confidential business information, proprietary algorithms, proprietary data, customer lists, pricing and cost information, business and marketing plans and proposals, proprietary documentation and manuals, software source code and any other information, however documented, that is a trade secret within the meaning of the Uniform Trade Secrets Act, Ch. 688, Florida Statutes or otherwise derives economic value from not being generally known or ascertainable to third parties.

“Transaction Documents” shall mean this Agreement and the Articles of Merger.

“Transactions” shall have the meaning set forth in the Recitals to this Agreement.

37

ANNEX B

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
DOLPHIN DIGITAL MEDIA, INC.

DESIGNATING
SERIES C CONVERTIBLE PREFERRED STOCK

Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act (the “FBCA”), this Florida Corporation adopts the following amendments to its Amended and Restated Articles of Incorporation (these “Articles of Amendment”):

1.	The name of the corporation is Dolphin Digital Media, Inc. (the “Company”).

2.	These Articles of Amendment were adopted by the Board of Directors of the Company (the “Board of Directors”) on October 14, 2015 and by shareholder action on [•].

3.	Article III of the Company’s Amended and Restated Articles of Incorporation is hereby amended to add the following as Section F thereof:

Section F. SERIES C CONVERTIBLE PREFERRED STOCK

1.           Designation; Amount Limitation of Issuances. There shall be a series of Preferred Stock that shall be designated as “Series C Convertible Preferred Stock,” and the number of shares constituting such series shall be 1,000,000. The number of shares constituting the Series C Convertible Preferred Stock may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series C Convertible Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Company.

The Company may issue shares of Class C Preferred Stock only to an Eligible Class C Preferred Stock Holder, who may transfer such shares only to another Eligible Class C Preferred Stock Holder.

2.           Definitions.

Unless the context otherwise requires, each of the terms defined in this Section 2 shall have, for all purposes of this Certificate of Designation, the meaning herein specified (with terms defined in the singular having comparable meanings when used in the plural):

“Articles of Incorporation” means the Company’s Articles of Incorporation, as in effect on the date of this Certificate of Designation.

“Board of Directors” means the Board of Directors of the Company.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“By-Laws” means the Company’s By-Laws, as amended, as in effect on the date of this Certificate of Designation.

“Capital Stock” means any and all shares, interests, participations or other equivalents in the equity interest (however designated) in the Company.

“Common Share Equivalents” means securities, options, warrants, derivatives, debt instruments or other rights convertible into, or exercisable or exchangeable for, or entitling the holder thereof to receive directly or indirectly, Common Stock.

“Common Stock” means the common stock, $0.015 par value per share, of the Company or any other Capital Stock into which such shares of common stock shall be reclassified or changed.

“Common Stock Transfer Agent” has the meaning set forth in Section 6(c) hereof.

“Company’s Organizational Documents” means the Articles of Incorporation, this Certificate of Designations, any other certificate of designations issued pursuant to the Articles of Incorporation, and the By-Laws.

“Conversion Number” has the meaning set forth in Section 6(a) hereof.

“Conversion Shares” has the meaning set forth in Section 6(b) hereof.

“Converted Shares” has the meaning set forth in Section 6(c) hereof.

“Converting Shares” has the meaning set forth in Section 6(c) hereof.

“Dilutive Issuance” has the meaning set forth in Section 6(i) hereof.

“Eligible Class C Preferred Stock Holder” means any of (i) Dolphin Entertainment, Inc., for so long as Bill O’Dowd continues to beneficially own at least 90% and serves at the board of directors or other governing entity, (ii) any other entity that Bill O’Dowd beneficially owns more than 90%, or a trust for the benefit of others, for which Bill O’Dowd serves as trustee and (iii) Bill O’Dowd individually.

“Holders” means the record holders of the shares of Series C Convertible Preferred Stock, as shown on the books and records of the Company.

“Junior Stock” has the meaning set forth in Section 3 hereof.

“Liquidation Event” means (i) any voluntary or involuntary liquidation, dissolution or winding-up of the Company, (ii) the consummation of a merger or consolidation in which the stockholders of the Company prior to such transaction own less than a majority of the voting securities of the entity surviving such transaction, or (iii) the sale, distribution or other disposition of all or substantially all of the Company’s assets.

“Liquidation Preference” has the meaning set forth in Section 5(a) hereof.

“Market Price” means the last reported sale price of the Common Stock on the primary U.S. national securities exchange, automated quotation system or inter-dealer quotation system upon which the Common Stock is then traded or quoted.

“Optional Conversion Threshold” shall mean that the Company has accomplished, as determined by the vote of the majority of the independent directors of the Board in its sole discretion, any of the following (i) EBITDA of more than $3.0 million in any calendar year, (ii) production of two feature films, (iii) production and distribution of at least three web series, (iv) theatrical distribution in the United States of one feature film, or (v) any combination thereof that is subsequently approved by the majority of the independent directors of the Board based on the strategic plan approved by the Board.

“Parity Stock” has the meaning set forth in Section 3 hereof.

“Person” includes all natural persons, corporations, business trusts, limited liability companies, associations, companies, partnerships, joint ventures and other entities, as well as governments and their respective agencies and political subdivisions.

“Senior Stock” has the meaning set forth in Section 3 hereof.

“Series C Convertible Preferred Stock” has the meaning set forth in Section 1 hereof.

“Stated Value” means $0.001 per share of Series C Convertible Preferred Stock, as may be adjusted for any stock split, reverse stock split, dividend or similar event relating to the Series C Convertible Preferred Stock.

“Transfer Agent” means the entity designated from time to time by the Company to act as the registrar and transfer agent for the Series C Convertible Preferred stock or, if no entity has been so designated to act in such capacity, the Company.

3.           Ranking.

The Series C Convertible Preferred Stock shall, with respect to rights on the liquidation, winding-up and dissolution of the Company (as provided in Section 5 below), rank (a) senior to all classes of Common Stock, to the Series B Convertible Preferred and to each other class of Capital Stock or series of Preferred Stock established hereafter by the Board of Directors the terms of which expressly provide that such class ranks junior to the Series C Convertible Preferred Stock as to rights on the liquidation, winding-up and dissolution of the Company (collectively referred to as the “Junior Stock”), (b) on a parity with each other class of Capital Stock or series of Preferred Stock established hereafter by the Board of Directors as to rights on the liquidation, winding-up and dissolution of the Company (collectively referred to as the “Parity Stock”) and (c) junior to any future class of Preferred Stock established hereafter by the Board of Directors, the terms of which expressly provide that such class ranks senior to the Series C Convertible Preferred Stock as to rights on the liquidation, winding-up and dissolution of the Company (collectively referred to as the “Senior Stock”).

The Series C Convertible Preferred Stock shall, with respect to rights to dividends (as provided in Section 4 below), rank on a parity with each class of Common Stock.

4.           Dividends.

The Company shall not declare, pay or set aside any dividends on shares of Common Stock (other than dividends on shares of Common Stock payable solely in shares of Common Stock) unless (in addition to the obtaining of any consents required elsewhere in the Company’s Organizational Documents) the Holders simultaneously receive a dividend on each outstanding share of Series C Convertible Preferred Stock in an amount equal to that dividend per share of Series C Convertible Preferred Stock as would equal the product of the dividend payable on each share of Common Stock and the number of shares of Common Stock then issuable upon conversion of one share of Series C Convertible Preferred Stock, in each case calculated on the record date for determination of holders entitled to receive such dividend and without regard to any limitation on conversion set forth in Section 6(b) hereof.

5.           Liquidation Preference.

(a) Except as otherwise provided in Section 6(h), upon any Liquidation Event, each Holder shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, on account of each share of Series C Convertible Preferred Stock held by such Holder, (i) prior to the holders of any class or series of Common Stock and Junior Stock, (ii) pro rata with the holders of any Parity Stock and (iii) after the holders of any Senior Stock, an amount (such amount, the “Liquidation Preference”) equal to the Stated Value.

(b) Except as otherwise provided in Section 6(h), upon any Liquidation Event, after the payment of the Liquidation Preference the remaining assets of the Company available for distribution to its stockholders shall be distributed first to satisfy any preference of any other Preferred Stock that was junior to the Series C Preferred Stock and then among the Holders and the holders of the shares of Capital Stock, pro rata, based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to Common Stock pursuant to the terms of this Certificate of Designation (or any other applicable certificate of designation) immediately prior to such Liquidation Event without regard to any limitation on conversion set forth in Section 6(b) hereof.

6.           Conversion.

(a) Holder’s Right to Convert.  Upon the Board’s determination that an Optional Conversion Threshold has been met, subject to the provisions of Section 6(c) hereof, each Holder shall have the right, upon the delivery of a written notice to the Company, to convert any share of Series C Convertible Preferred Stock held by it into that number of fully paid and nonassessable shares of Common Stock (“Conversion Shares”) equal to the Conversion Number at the time in effect. Any Holder may convert all or less than all of the shares of Series C Convertible Preferred Stock held by it at any time after such determination. Any Holder’s conversion of shares of Series C Preferred Stock under this Section 6(a) shall not be effective unless such Holder has also complied with the provisions set forth in Section 6(c) hereof at the time of delivery of its aforesaid written notice to the Company. The initial “Conversion Number” per share of Series C Convertible Preferred Stock shall be one (1); provided, however, that the Conversion Number in effect from time to time shall be subject to adjustment as provided hereinafter.

(b) Automatic Conversion.  The Class C Preferred Stock shall automatically be converted upon the occurrence of any of the following events:

(i)           Each outstanding share of Class C Preferred Stock which is transferred to any holder other than an Eligible Class C Preferred Stock Holder shall automatically convert into that number of fully paid and nonassessable Conversion Shares equal to the Conversion Number at the time in effect.

(ii)           If the aggregate number of shares of Common Stock plus Conversion Shares (issuable upon conversion of the Class B Convertible Preferred Stock and the Class C Convertible Preferred Stock) held by the Eligible Class C Preferred Stock Holders in the aggregate constitute 10% or less of the sum of (x) the outstanding shares of Common Stock of the Company plus (y) all Conversion Shares held by the Eligible Class C Preferred Stock Holders, then each outstanding Class C Convertible Preferred Stock then outstanding will automatically convert into that number of fully paid and nonassessable Conversion Shares equal to the Conversion Number at the time in effect.

(ii)           At such time as a Holder of Class C Preferred Stock ceases to be an Eligible Class C Preferred Stock Holder, each share of Class C Preferred Stock held by such person or entity shall immediately convert into that number of fully paid and nonassessable Conversion Shares equal to the Conversion Number at the time in effect.

(c) Conversion Procedures.  Each conversion of shares of Series C Convertible Preferred Stock into shares of Common Stock shall be effected by the surrender of the certificate(s) evidencing the shares of Series C Convertible Preferred Stock to be converted (the “Converting Shares”) at the principal office of the Company (or such other office or agency of the Company as the Company may designate by notice in writing to the Holders of the Series C Convertible Preferred Stock) at any time during its usual business hours, together with written notice by the holder of such Converting Shares, (i) stating that the Holder desires to convert the Converting Shares, or a specified number of such Converting Shares, evidenced by such certificate(s) into shares of Common Stock (the “Converted Shares”), and (ii) giving the name(s) (with addresses) and denominations in which the Converted Shares should either be registered with the Company’s transfer agent and registrar for the Common Stock (the “Common Stock Transfer Agent”) on its records in book-entry form under The Direct Registration System or certificated, and, in either case, instructions for the delivery of a statement evidencing book-entry ownership of the Converted Shares or the certificates evidencing the Converted Shares. Upon receipt of the notice described in the first sentence of this Section 6(c), together with the certificate(s) evidencing the Converting Shares, the Company shall be obligated to, and shall, cause to be issued and delivered in accordance with such instructions, as applicable, either (x) a statement from the Common Stock Transfer Agent evidencing ownership of the Converted Shares, registered in the name of the Holder or its designee on the Common Stock Transfer Agent’s records in book-entry form under The Direct Registration System or (y) certificate(s) evidencing the Converted Shares and, if applicable, a certificate (which shall contain such applicable legends, if any, as were set forth on the surrendered certificate(s)) representing any shares which were represented by the certificate(s) surrendered to the Company in connection with such conversion but which were not Converting Shares and, therefore, were not converted. All or some Converted Shares so issued whether in book-entry form under the Direct Registration System or in certificated form may be subject to restrictions on transfer as required by applicable federal and state securities laws. Any such Converted Shares subject to restrictions on transfer under applicable federal and state securities laws shall be encumbered by stop transfer orders and restrictive legends (or equivalent encumbrances). Such conversion, to the extent permitted by law, shall be deemed to have been effected as of the close of business on the date on which such certificate(s) shall have been surrendered and such written notice shall have been received by the Company unless a later date has been specified by such Holder, and at such time the rights of the Holder of such Converting Shares as such Holder shall cease, and the Person(s) in whose name or names the Converted Shares are to be issued either in book-entry form or certificated form, as applicable, upon such conversion shall be deemed to have become the holder(s) of record of the Converted Shares.

(d) Effect of Conversion. Upon the issuance of the Converted Shares in accordance with Section 6, such shares shall be deemed to be duly authorized, validly issued, fully paid and non-assessable.

(e) Adjustments for Common Stock Dividends and Distributions. If the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event the Conversion Number then in effect shall be increased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Number then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date. To the extent an adjustment is made in respect of the foregoing pursuant to Section 6(f) or the Holder actually receives the dividend to which any such adjustment relates, an adjustment shall not be made pursuant to this Section 6(e).

(f) Conversion Number Adjustments for Subdivisions, Combinations or Consolidations of Common Stock.

(i) In the event the Company should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of shares of Common Stock entitled to receive a dividend or other distribution payable in additional Common Share Equivalents, without payment of any consideration by such holder for additional Common Share Equivalents (including the additional Common Stock issuable upon conversion, exchange or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Conversion Number then in effect shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each such share of such Series C Convertible Preferred Stock shall be increased in proportion to such increase of outstanding shares of Common Stock and shares issuable with respect to Common Share Equivalents.

(ii) If the number of shares of Common Stock outstanding at any time is decreased by a combination, consolidation, reclassification or reverse stock split of the outstanding shares of Common Stock or other similar event, then, following the record date of such combination, the Conversion Number then in effect shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each such share of such Series C Convertible Preferred Stock shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

(g) Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination, merger or sale of assets transaction provided for elsewhere in this Section 6), provision shall be made so that the Holders shall thereafter be entitled to receive upon conversion of the Series C Convertible Preferred Stock the number of shares of Capital Stock or other securities or property of the Company to which a holder of Common Stock would have been entitled on recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6 with respect to the rights of the Holders after the recapitalization to the end that the provisions of this Section 6 (including adjustment of the Conversion Number then in effect and the number of shares issuable upon conversion of the Series C Convertible Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

(h) Mergers and Other Reorganizations. If at any time or from time to time there shall be a reclassification of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 6) or a merger or consolidation of the Company with or into another entity or the sale of all or substantially all of the Company’s properties and assets to any other Person, then, as a part of and as a condition to the effectiveness of such reclassification, merger, consolidation or sale, lawful and adequate provision shall be made so that the Holders shall thereafter be entitled to receive upon conversion of the Series C Convertible Preferred Stock the number of shares of Capital Stock or other securities or property, if any, of the Company or of the successor entity resulting from such reclassification, merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled in connection with such reclassification, merger, consolidation or sale. In any such case, appropriate provision shall be made with respect to the rights of the Holders after the reclassification, merger, consolidation or sale to the end that the provisions of this Section 6 (including, without limitation, provisions for adjustment of the Conversion Number and the number of shares purchasable upon conversion of the Series C Convertible Preferred Stock) shall thereafter be applicable, as nearly as may be, with respect to any shares of Capital Stock, securities or property to be deliverable thereafter upon the conversion of the Series C Convertible Preferred Stock.

Each Holder, upon the occurrence of a reclassification, merger or consolidation of the Company or the sale of all or substantially all its assets and properties, as such events are more fully set forth in the first paragraph of this Section 6(h), shall have the option of electing treatment of its shares of Series C Convertible Preferred Stock under either this Section 6(h) or Section 5 hereof, notice of which election shall be submitted in writing to the Company at its principal offices no later than ten (10) days before the effective date of such event, provided that any such notice of election shall be effective if given not later than fifteen (15) days after the date of the Company’s notice pursuant to Section 6(i) hereof with respect to such event, and, provided, further, that if any Holder fails to give the Company such notice of election, the provisions of this Section 6(h) shall govern the treatment of such Holder’s shares of Series C Convertible Preferred Stock upon the occurrence of such event.

(i) Issuances of Common Stock.  If the Company, prior to the fifth (5th) anniversary of the issuance of the first share of Series C Convertible Preferred Stock issues shares of Common Stock (but not upon the issuance of Common Stock Equivalents) either (i) upon the conversion or exercise of any instrument currently or hereafter issued (but not upon the conversion of the Series C Preferred Stock), (ii) upon the exchange of debt for shares of common stock or (iii) in a private placement (a “Dilutive Issuance”), then the Conversion Number shall be adjusted to equal then the Conversion Number shall be adjusted to equal the sum of the amounts created by each individual Dilutive Issuance, wherein for each Dilutive Issuance the amount is determined from the result of:

1)
The Product of  the number of shares of Common Stock owned by the Eligible Series C Preferred Holder upon the issuance of the first share of Series C Convertible Preferred Stock divided by the aggregate number of shares of Common Stock outstanding upon the issuance of the first share of Series C Convertible Preferred Stock;

2)	Then this Product Multiplied by the individual Dilutive Issuance;

3)	Then this Product Divided by the Amount Created When The Percentage Created in Step One is Subtracted from 100 percent;

4)	Then this Product Divided by the number of shares of Series C Preferred Stock then outstanding.

(j) Notices of Record Date. In the event (i) the Company fixes a record date to determine the holders of Common Stock who are entitled to receive any dividend or other distribution, or (ii) there occurs any capital reorganization of the Company, any reclassification or recapitalization of the Common Stock of the Company, any merger or consolidation of the Company, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to each Holder at least ten (10) days prior to the record date specified therein, a notice specifying (a) the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date on which any such reorganization, reclassification, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock or other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, dissolution, liquidation or winding up.

(k) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such actions as may be necessary or appropriate in order to protect the conversion rights of the Holders against impairment.

(l) Fractional Shares and Certificate as to Adjustments. In lieu of any fractional shares to which a Holder would otherwise be entitled upon conversion, the Company shall pay cash equal to such fraction multiplied by the Market Price of one share of Common Stock, as determined in good faith by the Board of Directors. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series C Convertible Preferred Stock of each Holder at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

Upon the occurrence of each adjustment or readjustment of the Conversion Number of any share of Series C Convertible Preferred Stock pursuant to this Section 6, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any Holder, furnish or cause to be furnished to such Holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Number at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such Holder’s shares of Series C Convertible Preferred Stock. The provisions of Section 6(e), (f), (g), (h) and (i) shall apply to any transaction and successively to any series of transactions that would require any adjustment pursuant thereto.

(m) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the shares of the Series C Convertible Preferred Stock(taking into account the adjustments required by this Section 6), such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series C Convertible Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Convertible Preferred Stock, in addition to such other remedies as shall be available to the Holders, the Company will, as soon as is reasonably practicable, take all such action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

7.           Voting Rights. Each Holder, except as otherwise required under the FBCA or as set forth herein, shall be entitled or permitted to vote on all matters required or permitted to be voted on by the holders of Common Stock of the Company and shall be entitled to that number of votes equal to three votes for the number of whole shares of Common Stock into which such Holder’s shares of the Series C Convertible Preferred Stock could then be converted, pursuant to the provisions of Section 6 hereof, at the record date for the determination of stockholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise expressly provided herein or as otherwise required by law, the Series C Convertible Preferred Stock and the Common Stock shall vote together (or render written consents in lieu of a vote) as a single class on all matters upon which the Common Stock is entitled to vote.

8.           Reissuance of Shares of Series C Convertible Preferred Stock.

Shares of Series C Convertible Preferred Stock that have been issued and reacquired in any manner, including shares purchased, redeemed, converted or exchanged, shall (upon compliance with any applicable provisions of the FBCA) be permanently retired or cancelled and shall not under any circumstances be reissued. The Company shall from time to time take such appropriate action as may be required by applicable law to reduce the authorized number of shares of Series C Convertible Preferred Stock by the number of shares that have been so reacquired.

9.           Notices.

Any and all notices, consents, approval or other communications or deliveries required or permitted to be provided under this Certificate of Designation shall be in writing and shall be deemed given and effective on the earliest of (a) the date of receipt, if such notice, consent, approval or other communication is delivered by hand (with written confirmation of receipt) or via facsimile to the Company or the Holders, as applicable, at the facsimile number specified in the register of Holders of Series C Convertible Preferred Stock maintained by the Transfer Agent prior to 5:00 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of receipt, if such notice, consent, approval or other communication is delivered via facsimile to the Company or the Holder, as applicable, at the facsimile number specified in the register of Holders of Series C Convertible Preferred Stock maintained by the Transfer Agent on a day that is not a Business Day or later than 5:00 p.m. (New York City time) on any Business Day, or (c) the third Business Day following the date of deposit with a nationally recognized overnight courier service for next Business Day delivery and addressed to the Company or the Holder, as applicable, at the address specified in the register of Holders of Series C Convertible Preferred Stock maintained by the Transfer Agent.

10.           Headings.

The headings of the various sections and subsections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

11.           Severability of Provisions.

If any powers, preferences and relative, participating, optional and other special rights of the Series C Convertible Preferred Stock and the qualifications, limitations and restrictions thereof set forth in this Certificate of Designation (as it may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule or law or public policy, all other powers, preferences and relative, participating, optional and other special rights of the Series C Convertible Preferred Stock and the qualifications, limitations and restrictions thereof set forth in this Certificate of Designation (as so amended) which can be given effect without the invalid, unlawful or unenforceable powers, preferences and relative, participating, optional and other special rights of the Series C Convertible Preferred Stock and the qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no powers, preferences and relative, participating, optional or other special rights of the Series C Convertible Preferred Stock and the qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such powers, preferences and relative, participating, optional or other special rights of Preferred Stock and qualifications, limitations and restrictions thereof unless so expressed herein.

ANNEX C

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
DOLPHIN DIGITAL MEDIA, INC.

Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act (the “FBCA”), this Florida Corporation adopts the following amendments to its Amended and Restated Articles of Incorporation (these “Articles of Amendment”):

1.	The name of the corporation is Dolphin Digital Media, Inc. (the “Corporation”).

2.	These Articles of Amendment were adopted by the Board of Directors of the Corporation (the “Board of Directors”) on October 14, 2015.

3.
These Articles of Amendment were proposed by the Board of Directors and submitted to and approved by the Corporation’s shareholders on [•].  The number of votes cast for the Articles of Amendment by the shareholders of the Corporation was sufficient for approval of the amendment.

3.	Article III of the Corporation’s Amended and Restated Articles of Incorporation is hereby amended to replace the following as Section A thereof:

Section A. AUTHORIZED SHARES

The total number of shares of all classes of stock that the Corporation shall have the authority to issue is Four Hundred Ten Million (410,000,000) shares, of which Four Hundred Million (400,000,000) shares shall be Common Stock, par value $0.015 per share (“Common Stock”) and Ten Million (10,000,000) shares shall be Preferred Stock, having a par value of $0.001 per share (“Preferred Stock”).  The Board of Directors is expressly authorized to provide for the classification and reclassification of any unissued shares of Common Stock or Preferred Stock and the issuance thereof in one or more classes or series without the approval of the stockholders of the Corporation.  Of the preferred stock, 1,042,753 have been designated Series A Convertible Preferred Stock, par value $0.001 per share, 4,000,000 have been designated Series B Convertible Preferred Stock, par value $0.10 per share and 1,000,000 have been designated Series C Convertible Preferred Stock, par value $0.001 per share.

IN WITNESS WHEREOF, this Articles of Amendment to the Articles of Incorporation of Dolphin Digital Media, Inc. has been executed by a duly authorized officer of this Corporation on this ___ day of [•].

By:
Name:
Title:

DOLPHIN DIGITAL MEDIA, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [•] AT [•] AM		↓Please ensure you fold then detach and retain this portion of this Proxy↓
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Mr. William O’Dowd with full power of substitution, as proxy to vote all of the shares of Common Stock of Dolphin Digital Media, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the offices of Greenberg Traurig, located at Greenberg Traurig, P.A., 333 S.E. 2nd Avenue, Suite 4400, Miami, FL 33131 on [•], at  [•] a.m., local time, and at any adjournments or postponements thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/DPDM
PHONE:	1-866-752-VOTE(8683)

	ANNUAL MEETING OF THE SHAREHOLDERS OF DOLPHIN DIGITAL MEDIA, INC.	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
CONTROL ID:
REQUEST ID:
CONTROL ID:
REQUEST ID:
REQUEST ID:
			☐	☐	☐
Proposal 1
Approval of the Agreement and Plan of Merger dated as of October 14, 2015, including the issuance of 2,300,000 shares of Series B Convertible Preferred Stock and 1,000,000 shares of Series C Convertible Preferred Stock as consideration for the Merger.
		à	FOR	AGAINST	ABSTAIN
			☐	☐	☐
Proposal 2	Approval to amend our Articles of Incorporation to create the Series C Convertible Preferred Stock and to increase the number of authorized shares from 200,000,000 to 400,000,000 shares.	à	FOR	AGAINST	ABSTAIN
			☐	☐	☐
Proposal 3	Election of Directors:	à	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	William O’Dowd, IV				☐
	Michael Espensen				☐
	Nelson Famadas				☐
	Mirta A. Negrini				☐
	Nicholas Stanham, Esq.				☐
Proposal 4	Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the 2015 fiscal year.	à	☐ FOR	☐ AGAINST	☐ ABSTAIN
			☐	☐	☐
Proposal 5	Approval on a non-binding advisory basis of the compensation paid to our named executive officers.	à	FOR	AGAINST	ABSTAIN
			☐	☐	☐	☐
Proposal 6	Approval on a non-binding advisory basis of the frequency of the shareholder vote on the compensation of our named executive officers.	à	EVERY 1 YEAR	EVERY 2 YEARS	EVERY 3 YEARS	ABSTAIN

The Board of Directors recommends a vote FOR proposals 1, 2, 4 and 5, FOR the director nominees in proposal 3, and EVERY 1 YEAR for Proposal 6.				MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________
IMPORTANT:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

Dated:  ________________________, [•]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.				(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)